     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2003
                                                      REGISTRATION NOS.: 2-82510
                                                                        811-3692
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            ------------------------

                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          /X/

                        POST-EFFECTIVE AMENDMENT NO. 34                      /X/

                                     AND/OR

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      /X/

                                AMENDMENT NO. 35                             /X/

                            ------------------------

                   MORGAN STANLEY VARIABLE INVESTMENT SERIES

                        (A MASSACHUSETTS BUSINESS TRUST)

               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                          1221 AVENUE OF THE AMERICAS
                               NEW YORK, NY 10020
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                                BARRY FINK, ESQ.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                    COPY TO:

                            STUART M. STRAUSS, ESQ.
                            MAYER, BROWN, ROWE & MAW
                                 1675 BROADWAY
                         NEW YORK, NEW YORK 10019-5820

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this
                   Post-Effective Amendment becomes effective

                            ------------------------

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

        ___ immediately upon filing pursuant to paragraph (b)

        _X_ on May 1, 2003 pursuant to paragraph (b)

        ___ 60 days after filing pursuant to paragraph (a)

        ___ on (date) pursuant to paragraph (a) of rule 485

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                       PROSPECTUS -  MAY 1, 2003


Morgan Stanley
                                                      VARIABLE INVESTMENT SERIES
                                                                   CLASS X


Morgan Stanley Variable Investment Series is a mutual fund comprised of 16 separate Portfolios, each with its own distinctive investment objective(s) and policies. The Portfolios are:



The Money Market Portfolio                The European Growth Portfolio
The Limited Duration Portfolio            The Pacific Growth Portfolio
The Quality Income Plus Portfolio         The Equity Portfolio
The High Yield Portfolio                  The S&P 500 Index Portfolio
The Utilities Portfolio                   The Global Advantage Portfolio
The Income Builder Portfolio              The Aggressive Equity Portfolio
The Dividend Growth Portfolio             The Information Portfolio
The Global Dividend Growth Portfolio      The Strategist Portfolio



Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.


This PROSPECTUS must be accompanied by a current prospectus for the variable annuity contracts issued by Allstate Life Insurance Company, Allstate Life Insurance Company of New York or Glenbrook Life and Annuity Company or a current prospectus for the variable life insurance contracts issued by Allstate Life Insurance Company, Glenbrook Life and Annuity Company or Paragon Life Insurance Company.


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

                Contents


Eligible Investors        ............................................................                   1
The Portfolios            THE MONEY MARKET PORTFOLIO .................................                   2
                          THE LIMITED DURATION PORTFOLIO .............................                   5
                          THE QUALITY INCOME PLUS PORTFOLIO ..........................                   9
                          THE HIGH YIELD PORTFOLIO ...................................                  13
                          THE UTILITIES PORTFOLIO ....................................                  16
                          THE INCOME BUILDER PORTFOLIO ...............................                  20
                          THE DIVIDEND GROWTH PORTFOLIO ..............................                  24
                          THE GLOBAL DIVIDEND GROWTH PORTFOLIO .......................                  27
                          THE EUROPEAN GROWTH PORTFOLIO ..............................                  30
                          THE PACIFIC GROWTH PORTFOLIO ...............................                  34
                          THE EQUITY PORTFOLIO .......................................                  38
                          THE S&P 500 INDEX PORTFOLIO ................................                  41
                          THE GLOBAL ADVANTAGE PORTFOLIO .............................                  44
                          THE AGGRESSIVE EQUITY PORTFOLIO ............................                  47
                          THE INFORMATION PORTFOLIO ..................................                  51
                          THE STRATEGIST PORTFOLIO ...................................                  55
Additional Investment
Strategy Information      ............................................................                  59
Additional Risk
Information               ............................................................                  60
Portfolio Management      ............................................................                  65
Shareholder Information   PRICING FUND SHARES ........................................                  68
                          DISTRIBUTIONS ..............................................                  68
                          TAX CONSEQUENCES ...........................................                  69
Financial Highlights      ............................................................                  70

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

               Eligible Investors


                    Morgan Stanley Variable Investment Series (the "Fund") is comprised of 16 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to the following life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the Contracts):



                               INSURANCE COMPANY               TYPE OF POLICY
                               -----------------------------------------------------------------------------
                                    Allstate Life Insurance    Certain Flexible Premium Variable Annuity and
                                                    Company    Variable Life Insurance Contracts
                               -----------------------------------------------------------------------------
                                    Allstate Life Insurance    Certain Flexible Premium Deferred Variable
                                        Company of New York    Annuity Contracts
                               -----------------------------------------------------------------------------
                                 Glenbrook Life and Annuity    Certain Flexible Premium Deferred Variable
                                                    Company    Annuity Contracts and Certain Flexible
                                                               Premium Variable Life Insurance Contracts
                               -----------------------------------------------------------------------------
                                     Paragon Life Insurance    Certain Flexible Premium Variable Life
                                                    Company    Insurance Contracts (issued in connection
                                                               with an employer-sponsored insurance program
                                                               offered only to certain employees of Morgan
                                                               Stanley, the parent of the Fund's Investment
                                                               Manager)
                               -----------------------------------------------------------------------------


                    Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.

                    Class X shares of each Portfolio are generally available to holders of (i) Contracts offered by Paragon Life Insurance Company, and (ii) other Contracts offered before May 1, 2000. For more information on eligibility to invest in Class X shares, contact the insurance company offering the accompanying prospectus. All Portfolio shares issued prior to May 1, 2000 have been designated Class X shares.

                    The Fund also offers Class Y shares of each Portfolio through a separate prospectus. Class Y shares are subject to different expenses.

[Sidebar]
MONEY MARKET
A portfolio having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD
The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.
[End Sidebar]
               The Portfolios

               The Money Market Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment
                    Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

                    The Portfolio's investments include the following money market instruments:

                    - Commercial paper.

                    - Corporate obligations.

                    - Debt obligations of U.S. regulated banks and instruments secured by those obligations. These investments include certificates of deposit.

                    - Eurodollar certificates of deposit.

                    - Certificates of deposit of savings banks and savings and loan associations.


                    - Debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or its instrumentalities.


                    - Repurchase agreements, which may be viewed as a type of
                      secured lending by the Portfolio.

                    The Portfolio may purchase debt obligations that have fixed, variable or floating rates of interest. The interest rates payable on variable rate or floating rate obligations may fluctuate based upon changes in market rates.

                    The Portfolio attempts to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives.

                    Principal risks of investing in the Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table shows the average annual total returns of the Portfolio's Class X shares.
[End Sidebar]

                    The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short maturities, and repurchase agreements with respect to such obligations.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.


                    An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, you can lose money by investing in the Portfolio.


[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. For the Portfolio's current 7-day yield, you may call (800) 869-NEWS. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993  2.75%
     1994  3.81%
     1995  5.66%
     1996  5.11%
     1997  5.23%
     1998  5.18%
     1999  4.80%
     2000  6.00%
     2001  3.94%
     2002  1.34%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS 0.21%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 1.54% (quarter ended December 31, 2000) and the lowest return for a calendar quarter was 0.29% (quarter ended December 31, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               -----------------------------------------------------------------------------
                                                                    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
                               -----------------------------------------------------------------------------
                                The Money Market Portfolio               1.34%         4.24%          4.37%
                               -----------------------------------------------------------------------------

[Sidebar]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.49%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.02%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.51%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
          ----------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------
             $52           $164          $285          $640
          ----------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in value.
[End Sidebar]
               The Limited Duration Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

                    The Limited Duration Portfolio seeks to provide a high level of current income, consistent with the preservation of capital.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), and investment grade corporate and other types of bonds including asset-backed securities. In selecting portfolio investments, the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers both domestic and international economic developments, interest rate trends, the steepness of the yield curve and other factors and seeks to maintain an overall average duration for the Portfolio of three years or less.



                    Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.


                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.


                    Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.



                    In addition, the Portfolio may invest up to 25% of its net assets in investment grade fixed-income securities issued by foreign governments or corporations. The Portfolio's investments also may include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Portfolio's net assets may be invested in fixed-income securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager

                    (commonly known as "junk bonds"). The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Principal risks of investing in the Portfolio are associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.



                    Duration is a measure of the expected life of a fixed-income security and is considered a more precise measure of interest rate security than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to charges in interest rates than a portfolio with a higher average maturity. There are certain situations involving variable rate and mortgage-backed securities where duration calculation may not properly reflect the interest rate exposure of a security.



                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs and asset-backed securities. For example mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.


                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 3 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Limited Duration Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2000  5.85%
     2001  6.72%
     2002  4.06%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS 0.69%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 3.61% (quarter ended September 30, 2001) and the lowest return for a calendar quarter was -0.18% (quarter ended March 31, 2002).



 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 --------------------------------------------------------------
                                              LIFE OF PORTFOLIO
                                 PAST 1 YEAR  (SINCE 05/04/99)
 --------------------------------------------------------------
  The Limited Duration
  Portfolio                          4.06%              4.96%
 --------------------------------------------------------------
  Lehman Brothers U.S. Credit
  Index (1-5)(1)                     8.88%              7.71%
 --------------------------------------------------------------



 1 THE LEHMAN BROTHERS U.S. CREDIT INDEX (1-5 YEAR) INCLUDES U.S. CORPORATE AND SPECIFIED FOREIGN DEBENTURES AND SECURED NOTES WITH MATURITIES OF ONE TO FIVE YEARS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.45%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.03%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.48%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
          ----------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------
             $49           $154          $269          $604
          ----------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income.
[End Sidebar]
               The Quality Income Plus Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Quality Income Plus Portfolio seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective the Portfolio seeks capital appreciation but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in (i) U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (ii) debt securities (including zero coupon securities and asset-backed securities) rated at the time of purchase within the four highest bond rating categories by Moody's or S&P or if not rated determined to be of comparable quality by the "Investment Manager," Morgan Stanley Investment Advisors Inc., and (iii) Yankee government bonds rated at the time of purchase within the four highest rating categories of Moody's or S&P or if not rated determined to be of comparable quality by the Investment Manager. Yankee government bonds are U.S. dollar denominated bonds issued by foreign government agencies or instrumentalities (no more than 20% of the Portfolio's assets may be invested in Yankee government bonds). The Portfolio is not limited as to the maturities of the U.S. Government and other debt securities in which it may invest.


                    In making investment decisions for the Portfolio, the Investment Manager considers both domestic and international economic developments, interest rate trends and other factors. The Investment Manager evaluates technical considerations such as the relative supply of and demand for corporate notes and U.S. Treasury and agencies issues before it decides upon an asset allocation. Similarly, the assessment of the strength of individual companies that issue corporate debt and the overall country risk of sovereign debt obligations contribute to the decision-making process.

                    Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.


                    Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


                    Borrowing. In seeking to increase income, the Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's assets.

                    Other Investments. The Portfolio may invest up to 15% of its net assets in Yankee corporate bonds which are rated at the time of purchase within the four highest grades as determined by Moody's or S&P or which, if not rated, are of comparable quality as determined by the Investment Manager. Yankee corporate bonds are U.S. dollar denominated debt securities issued by foreign companies. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investing in the Portfolio is associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

                    The Portfolio may borrow money to purchase securities. To the extent that the Portfolio engages in such practice it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investments.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Quality Income Plus Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993  12.99%
     1994  -6.63%
     1995  24.30%
     1996   1.56%
     1997  11.09%
     1998   8.67%
     1999  -4.32%
     2000  11.09%
     2001   9.57%
     2002   5.51%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS 1.77%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 8.07% (quarter ended
                    June 30, 1995) and the lowest return for a calendar quarter was -4.83% (quarter ended March 31, 1994).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               -----------------------------------------------------------------------------
                                                                    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS
                               -----------------------------------------------------------------------------
                                The Quality Income Plus Portfolio         5.51%        5.96%          7.05%
                               -----------------------------------------------------------------------------
                                Lehman Brothers U.S. Aggregate
                                Bond Index(1)                            10.26%        7.55%          7.51%
                               -----------------------------------------------------------------------------



 1 THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE- BASED SECURITIES. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.50%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.02%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.52%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
          ----------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------
             $53           $167          $291          $653
          ----------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income.
[End Sidebar]
               The High Yield Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The High Yield Portfolio seeks as a primary objective to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Portfolio will seek capital appreciation, but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in fixed-income securities (including zero coupon securities) rated below Baa by Moody's or below BBB by S&P or in nonrated securities considered by the Investment Manager to be appropriate investments for the Portfolio. Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. Shareholders of the Portfolio will receive at least 60 days prior notice of any changes in this policy. Securities rated below Baa or BBB are commonly known as "junk bonds." There are no minimum quality ratings for investments, and as such the Portfolio may invest in securities which no longer make payments of interest or principal.


                    In making investment decisions the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness the Investment Manager relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Manager in this regard.

                    In addition to junk bonds, the Portfolio may invest in the following:


                    - Higher rated fixed-income securities -- The Portfolio may invest in securities rated Baa or BBB or higher (or if not rated, determined to be of comparable quality) when the Investment Manager believes that such securities may produce attractive yields.



                    - Asset-backed securities -- Asset-backed securities
                      represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


                    - Foreign securities -- The Portfolio may invest up to 20%
                      of its assets in securities issued by foreign governments and other foreign issuers (including American depositary receipts or other similar securities convertible into securities of foreign issuers) but not more than 10% of its assets in these securities may be denominated in foreign currencies.

                    - Unit Offerings -- The Portfolio may purchase units which combine debt securities with equity securities and/or warrants.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value of its portfolio securities.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.
[End Sidebar]

                    When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investing in the Portfolio is associated with its investments in junk bonds. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds have been found generally to be less sensitive to changes in prevailing interest rates than higher rated securities but are more likely to be sensitive to adverse economic changes or individual corporate developments. In addition, all fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.



                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the High Yield Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993   24.13%
     1994   -2.47%
     1995   14.93%
     1996   11.98%
     1997   11.87%
     1998   -6.20%
     1999   -1.33%
     2000  -32.22%
     2001  -33.75%
     2002   -7.14%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS 6.77%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 9.30% (quarter ended
                    March 31, 1993) and the lowest return for a calendar quarter was -21.45% (quarter ended December 31, 2000).

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               -------------------------------------------------------------------------------------
                                                                      PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
                               -------------------------------------------------------------------------------------
                                The High Yield Portfolio                     -7.14%          -17.34%          -3.89%
                               -------------------------------------------------------------------------------------
                                Lehman Brothers U.S. Corporate
                                High Yield Index(1)                          -1.41%            0.38%           5.86%
                               -------------------------------------------------------------------------------------



 1 THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX TRACKS THE PERFORMANCE OF ALL BELOW INVESTMENT-GRADE SECURITIES, WHICH HAVE AT LEAST $100 MILLION IN OUTSTANDING ISSUANCE, A MATURITY GREATER THAN ONE YEAR AND ARE ISSUED IN FIXED-RATE U.S. DOLLAR DENOMINATIONS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.




[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.50%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.23%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.73%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
          ----------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------
             $75           $233          $406          $906
          ----------------------------------------------------

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Utilities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Utilities Portfolio seeks both capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in the securities of companies engaged in the utilities industry. These companies are involved in various aspects of the industry, such as communications, and gas and electric energy, but they do not include public broadcasting companies. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers and other new or emerging technologies, gas and electric energy, water distribution, the Internet and Internet related services. The companies may be traditionally regulated public utilities or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio may invest up to 25% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.


                    The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. However, the Portfolio's policy to concentrate its assets in the utilities industry is fundamental, and may not be changed without shareholder approval. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.


                    The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.



                    The Portfolio may invest up to 20% of its assets in securities of companies not engaged in the utilities industry, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and real estate investment trusts (commonly known as "REITs"). Up to 10% of the Portfolio's net assets may be invested in convertible securities, a portion of which may be rated below investment grade. These securities may carry risks associated with both common stock and fixed-income securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    The Portfolio invests primarily in securities of companies in the utilities industry. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated and unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

                    Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investment and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

                    Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.


                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.



                    The Portfolio's investment in fixed-income securities is subject to credit risk and interest rate risk. Credit risk refers to a possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


                    There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]


                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993   15.69%
     1994   -9.02%
     1995   28.65%
     1996    8.68%
     1997   27.15%
     1998   23.76%
     1999   12.71%
     2000    3.03%
     2001  -25.75%
     2002  -22.87%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -3.28%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 12.58% (quarter ended December 31, 1997) and the lowest return for a calendar quarter was -15.73% (quarter ended September 30, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               --------------------------------------------------------------------------------------
                                                                      PAST 1 YEAR     PAST 5 YEARS     PAST 10 YEARS
                               --------------------------------------------------------------------------------------
                                The Utilities Portfolio                     -22.87%           -3.82%            4.41%
                               --------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -22.09%           -0.58%            9.35%
                               --------------------------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.65%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.03%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.68%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
          ----------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------
             $69           $218          $379          $847
          ----------------------------------------------------

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Income Builder Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Income Builder Portfolio seeks as a primary objective reasonable income. Growth of capital is the secondary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets invested in income-producing equity securities, including common stock, preferred stock, convertible securities and real estate investment trusts (commonly known as "REITs"). The "Investment Manager," Morgan Stanley Investment Advisors Inc., uses a value-oriented style in the selection of securities. Investments are normally made primarily in
                    (i) common stocks (including depositary receipts) of large capitalization companies with a record of paying dividends and which, in the opinion of the Investment Manager, have the potential for maintaining dividends, (ii) preferred stock and (iii) securities convertible into common stocks of small-, mid- and large-cap companies -- including synthetic and enhanced convertibles. The Portfolio's investments may also include "Rule 144A" securities, which are subject to resale restrictions, and foreign securities.



                    The Investment Manager follows a "bottom-up" approach in the selection of convertible securities for the Portfolio. Beginning with a universe of about 500 companies, the Investment Manager narrows the focus to small-, mid- and large-cap companies and reviews the issues to determine if the convertible is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth.



                    The Portfolio may invest up to 25% of its net assets in "enhanced" convertible securities. Enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities, which are convertible only at the option of the security holder.



                    The Portfolio may invest up to 10% of its net assets in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.



                    The Portfolio may invest up to 35% of its net assets in U.S. government securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and non-convertible fixed-income securities (including zero coupon securities). Up to 20% of the Portfolio's net assets may be invested in non-convertible fixed-income securities rated lower than investment grade by S&P or Moody's (but not below B) or, if unrated, of comparable quality as determined by the

                    Investment Manager (commonly known as "junk bonds"). The 20% limitation is not applicable to convertible securities.



                    Up to 20% of the Portfolio's assets may be invested in common stocks that do not pay a dividend. The Portfolio may also invest in futures with respect to stock indexes, financial instruments and interest rate indexes and may purchase and sell options on securities, securities indexes and stock index futures. The Portfolio may use futures and options to facilitate trading, to increase or decrease the Portfolio's market exposure or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


                    The Portfolio may invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.



                    Another principal risk of investing in the Portfolio is associated with its fixed-income investments (including zero coupon securities). All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.



                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities. In addition, because the convertible securities in which the Portfolio invests are convertible into the common stocks of small- and mid-cap companies, the Portfolio is subject to the specific risks associated with investing in small- and mid-cap companies. Investments in small and medium capitalization companies involve greater risk of volatility than is customarily associated with investments in more established companies as well as certain other additional risks.


                    There are also special risks associated with the Portfolio's investments in "enhanced" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.


                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 5 calendar years.

[End Sidebar]


                    The Portfolio is subject to the risks associated with REITs, which pool investors' funds for investments primarily in commercial real estate properties.



                    There are also particular risks associated with the Portfolio's investments in options and futures. Positions in options and futures contracts may be closed out only on an exchange, which provides a secondary market for such options and futures. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. The inability to close out an option or futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of options and futures involves the risk of imperfect or no correlation where the securities underlying options and futures contracts have different maturities than the securities that are the subject of the hedge.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Income Builder Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1998   3.21%
     1999   7.06%
     2000   0.17%
     2001   2.30%
     2002  -7.64%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -3.02%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 10.65% (quarter ended June 30, 1999) and the lowest return for a calendar quarter was -12.96% (quarter ended September 30, 2002).

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ----------------------------------------------------------------------------------------
                                                                                                      LIFE OF PORTFOLIO
                                                                      PAST 1 YEAR     PAST 5 YEARS    (SINCE 01/21/97)
                               ----------------------------------------------------------------------------------------
                                The Income Builder Portfolio                 -7.64%            0.90%            4.24%
                               ----------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -22.09%           -0.58%            3.46%
                               ----------------------------------------------------------------------------------------
                                Russell 1000 Value Index(2)                 -15.52%            1.16%            5.38%
                               ----------------------------------------------------------------------------------------
                                Lehman Brothers U.S.
                                Government/Credit Index(3)                   11.04%            7.62%            8.07%
                               ----------------------------------------------------------------------------------------



 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2 THE BENCHMARK FOR THE PORTFOLIO HAS CHANGED FROM THE S&P 500 INDEX TO THE RUSSELL 1000 VALUE INDEX TO MORE ACCURATELY REFLECT ITS INVESTABLE UNIVERSE. THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 3 THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.




[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.75%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.05%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.80%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
          ----------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------
             $82           $255          $444          $990
          ----------------------------------------------------

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Dividend Growth Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio seeks to provide reasonable current income and long-term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The "Investment Manager," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio.



                    The Portfolio may invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and investment grade fixed-income securities (including zero coupon securities). The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the United States on a national securities exchange).


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993   14.34%
     1994   -3.27%
     1995   36.38%
     1996   23.96%
     1997   25.61%
     1998   14.28%
     1999   -2.39%
     2000    5.30%
     2001   -5.20%
     2002  -18.01%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -4.91%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 16.92% (quarter ended June 30, 1997) and the lowest return for a calendar quarter was -21.08% (quarter ended September 30, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               -------------------------------------------------------------------------------------
                                                                      PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
                               -------------------------------------------------------------------------------------
                                The Dividend Growth Portfolio               -18.01%           -1.81%         7.93%
                               -------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -22.09%           -0.58%         9.35%
                               -------------------------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.55%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.02%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.57%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
          ----------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------
             $58           $183          $318          $714
          ----------------------------------------------------

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Global Dividend Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Global Dividend Growth Portfolio seeks to provide reasonable current income and long term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in dividend paying equity securities issued by issuers located in various countries around the world. The
                    "Investment Manager," Morgan Stanley Investment Advisors
                    Inc., seeks investments primarily in common stock of companies with a record of paying dividends and potential for increasing dividends. The Portfolio invests in at least three separate countries. The percentage of assets invested in particular geographic sectors will shift from time to time in accordance with the judgement of the Investment
                    Manager.

                    Up to 20% of the Portfolio's assets may be invested as follows:

                    - Convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued by foreign governments and international organizations and investment grade debt securities (including zero coupon securities).


                    - Forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.



                    Another principal risk relates to the Portfolio's investments in foreign securities. In particular, foreign security investments may be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 8 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Global Dividend Growth Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995   22.04%
     1996   17.59%
     1997   12.04%
     1998   12.53%
     1999   14.65%
     2000   -2.50%
     2001   -6.25%
     2002  -12.52%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -8.51%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 17.14% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -20.61% (quarter ended September 30, 2002).



 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)
 ----------------------------------------------------------------------------------
                                                                  LIFE OF PORTFOLIO
                                   PAST 1 YEAR     PAST 5 YEARS   (SINCE 02/23/94)
 ----------------------------------------------------------------------------------
  The Global Dividend Growth
  Portfolio                              -12.52%           0.63%           5.92%
 ----------------------------------------------------------------------------------
  MSCI World Index(1)                    -19.89%          -2.11%           4.16%
 ----------------------------------------------------------------------------------


 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE AND THE ASIA/ PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.75%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.06%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.81%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
          ----------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------
             $83           $259          $450         $1,002
          ----------------------------------------------------

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The European Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The European Growth Portfolio seeks to maximize the capital appreciation of its investments.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in securities issued by issuers located in European countries. A company is considered located in Europe if
                    (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50% of its total revenue from business in Europe; or (iii) the company's equity securities are traded principally on a stock exchange in Europe. The principal countries in which the Portfolio invests are France, the United Kingdom, Germany, the Netherlands, Spain, Sweden, Switzerland and Italy. The Portfolio invests in at least three separate countries.


                    The Portfolio generally invests principally in equity securities (which may include depositary receipts or convertible securities) but may also invest without limitation in fixed-income securities issued or guaranteed by European governments when the "Investment Manager," Morgan Stanley Investment Advisors Inc., or the "Sub-Advisor," Morgan Stanley Investment Management Inc., determine such investments to be appropriate.


                    The Investment Manager and/or the Sub-Advisor generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities which in their view possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.


                    The Portfolio may invest up to 20% of its assets as follows:

                    - Equity securities issued by non-European issuers, and
                      government and convertible securities issued by non-European governmental or private issuers.


                    - Forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated. The Portfolio may also use forward foreign currency exchange contracts to modify the Portfolio's exposure to various currency markets.


                    The Portfolio may invest up to 5% of its net assets in put and call options with respect to foreign currencies. The Portfolio may also purchase and sell stock index futures contracts and options thereon. Stock index futures and options thereon may be used to facilitate trading, to increase the Portfolio's market exposure or to seek to protect against an increase in the prices of securities that may be purchased.

                    The Portfolio may invest in warrants and acquire warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk factor associated with investment in the Portfolio relates to the Portfolio's investments in Europe. In particular, adverse political, social or economic developments in Europe, or in a particular European country, could cause a substantial decline in the value of the Portfolio.


                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.


                    The conversion to a single European currency by many European countries could potentially adversely affect the value and/or increase the volatility of the Portfolio's investments.


                    In addition, the Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investment in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.



                    In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common and fixed-income securities.

                    The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the European Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993   40.88%
     1994    8.36%
     1995   25.89%
     1996   29.99%
     1997   16.07%
     1998   23.96%
     1999   29.11%
     2000   -4.92%
     2001  -17.76%
     2002  -21.36%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -10.72%.



During the periods shown in the bar chart, the highest return for a calendar quarter was 25.18% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -22.62% (quarter ended September 30, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)
                               ------------------------------------------------------------------------------------
                                                                      PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
                               ------------------------------------------------------------------------------------
                                The European Growth Portfolio               -21.36%           -0.32%       11.06%
                               ------------------------------------------------------------------------------------
                                MSCI Europe Index(1)                        -18.38%           -2.26%        7.96%
                               ------------------------------------------------------------------------------------



 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS WITHIN AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, ITALY, THE NETHERLANDS, NORWAY, PORTUGAL, SPAIN, SWEDEN, SWITZERLAND, IRELAND AND THE UNITED KINGDOM. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.95%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.10%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     1.05%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
          ----------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------
             $107          $334          $579         $1,283
          ----------------------------------------------------

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Pacific Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Pacific Growth Portfolio seeks to maximize the capital appreciation of its investments.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in common stocks (including depositary receipts) and other securities of companies which have a principal place of business in, or which derive a majority of their revenues from business in, Asia, Australia or New Zealand. The principal Asian countries include: Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India, Indonesia, Taiwan and South Korea. The Portfolio's assets are invested in at least three countries. The Portfolio, however, may invest more than 25% of its net assets in Japan, Hong Kong, Malaysia, South Korea and/or Taiwan. Thus, the investment performance of the Portfolio may be subject to the social, political and economic events occurring in these countries to a greater extent than other countries.



                    The "Investment Manager," Morgan Stanley Investment Advisors Inc., and the "Sub-Advisor," Morgan Stanley Investment Management Inc., generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities, which in their view, possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.


                    The Portfolio may invest up to 20% of its assets as follows:

                    - Equity, fixed-income or convertible securities (including zero coupon securities) of companies located anywhere in the world, including the United States.


                    - Forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with a delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated.



                    In addition, the Portfolio may invest in put and call options with respect to foreign currencies.


                    The Portfolio may invest up to 10% of its net assets in securities issued by other investment companies. The Investment Manager and/or Sub-Advisor may view these investments as necessary or advisable to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of individual companies without regulatory approval.

                    The Portfolio may invest in warrants and acquire warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    The Portfolio's investments in common stock are subject to the risks that affect all common stocks. In particular, prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.



                    A principal risk of investment in the Portfolio relates to the Portfolio's investments in the Pacific region. In particular, adverse political, social or economic developments in the Pacific region or in a particular Pacific country could cause a substantial decline in the value of the Portfolio.



                    In addition, the Portfolio is subject to the risks associated with foreign securities generally. These risks include among other things the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investment in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad. The Portfolio may invest a substantial portion of its assets in emerging market countries. These are countries that major financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and most nations located in Western Europe. These investments carry greater risks than those associated with investments in more developed countries.



                    In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


                    The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 8 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Pacific Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1995    5.74%
     1996    3.89%
     1997  -37.70%
     1998  -10.40%
     1999   66.09%
     2000  -33.46%
     2001  -27.42%
     2002  -22.86%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -7.82%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 25.61% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -27.57% (quarter ended December 31, 1997).


                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
                               ---------------------------------------------------------------------------------------------
                                                                                                           LIFE OF PORTFOLIO
                                                                           PAST 1 YEAR     PAST 5 YEARS    (SINCE 02/23/94)
                               ---------------------------------------------------------------------------------------------
                                The Pacific Growth Portfolio                     -22.86%          -11.13%           -11.07%
                               ---------------------------------------------------------------------------------------------
                                MSCI World Index(1)                              -19.89%           -2.11%             4.16%
                               ---------------------------------------------------------------------------------------------


 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE AND THE ASIA/ PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.95%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.98%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     1.93%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
          ----------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------
             $196          $606         $1,042        $2,254
          ----------------------------------------------------

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price.
[End Sidebar]
               The Equity Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Equity Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Investment Manager to have potential for superior growth. As a secondary objective the Equity
                    Portfolio seeks income but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in equity securities and securities convertible into equity securities. In selecting investments, the "Investment
                    Manager," Morgan Stanley Investment Advisors Inc., may employ valuation models based on various economic and market indicators. The Investment Manager currently utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment
                    Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.


                    The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at which stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.


                    The Portfolio may invest up to 20% of its assets in corporate debt securities (including zero coupon securities) rated Aa or better by Moody's or AA or better by S&P, U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and preferred stocks.

                    The Portfolio may invest in securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depositary Receipts.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions. Stocks of small- and medium-capitalization companies in which the Portfolio may invest pose greater risk of volatility than is customarily associated with larger established companies as well as certain other additional risks. The Portfolio's emphasis on industries may cause its performance

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]
                    to be more sensitive to developments affecting particular industries than that of a fund which places greater emphasis on individual companies.


                    Another principal risk relates to the Portfolio's investments in fixed-income securities. Fixed-income securities involve credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993   19.72%
     1994   -4.91%
     1995   42.53%
     1996   12.36%
     1997   37.43%
     1998   30.45%
     1999   58.59%
     2000  -12.35%
     2001  -26.87%
     2002  -21.21%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -3.12%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 38.61% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -20.81% (quarter ended March 31, 2001).


 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2001)
 -------------------------------------------------------------------------------
                                   PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
 -------------------------------------------------------------------------------
  The Equity Portfolio                   -21.21%            0.88%       10.10%
 -------------------------------------------------------------------------------
  S&P 500 Index(1)                       -22.09%           -0.58%        9.35%
 -------------------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK-) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.50%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.01%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.51%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
          ----------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------
             $52           $164          $285          $640
          ----------------------------------------------------

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The S&P 500 Index Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

                    The S&P 500 Index Portfolio seeks to provide investment results that, before expenses, correspond to the total return (I.E., the combination of capital changes and income) of the Standard & Poor's-Registered Trademark- 500 Composite Stock Price Index ("S&P 500 Index").


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in common stocks included in the S&P 500 Index. The "Investment Manager," Morgan Stanley Investment Advisors Inc., "passively" manages the Portfolio's assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, where the common stock of a specific company represents 5% of the Index, the Investment Manager typically will invest 5% of the Portfolio's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States.



                    The Portfolio may purchase and sell stock index futures to simulate investment in the S&P 500 Index. Generally stock index futures may be employed to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes.


                    The Portfolios may invest in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock. The Portfolio may invest up to 10% of its total assets in the aggregate in SPDRs.
                              ---------------------------------------

                    "Standard & Poor's-Registered Trademark-,"
                    "S&P-Registered Trademark-,"
                    "S&P 500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the S&P 500 Index Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio. (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company, as well as general market, economic and political conditions.


                    Another risk of investing in the Portfolio arises from its operation as a "passively" managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Manager will not sell the Portfolio's securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell (redeem) Portfolio shares.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 4 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

                    The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing which will be borne by the Portfolio and any incremental operating costs borne by the Portfolio (E.G., management fee, transfer agency and accounting costs). Accordingly, the performance of the Portfolio may not correlate directly with the performance of the S&P 500 Index.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the S&P 500 Index Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS  -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1999   20.23%
     2000   -9.38%
     2001  -12.23%
     2002  -22.48%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -3.36%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 14.69% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -17.26% (quarter ended September 30, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)
                               --------------------------------------------------------------------------------
                                                                                          LIFE OF THE PORTFOLIO
                                                                           PAST 1 YEAR      (SINCE 05/18/98)
                               --------------------------------------------------------------------------------
                                The S&P 500 Index Portfolio                      -22.48%             -3.91%
                               --------------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -22.09%             -3.51%
                               --------------------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.40%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.06%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.46%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
          ----------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------
             $47           $148          $258          $579
          ----------------------------------------------------

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

               The Global Advantage Portfolio


[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

                    The Global Advantage Portfolio seeks long-term capital growth.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in equity securities of companies located throughout the world (including the United States). The Portfolio's equity securities may include common stock, preferred stock, depositary receipts and/or convertible securities.



                    The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., utilizes fundamental research to seek companies that it believes have long-term growth potential and/or relatively attractive valuations. The Investment Manager generally utilizes a bottom-up stock selection process, but also considers global industry trends in making certain industry allocations. The Investment Manager typically seeks to construct a portfolio of companies reflecting a mix of both "growth" and "value" styles. The Investment Manager evaluates "growth" type companies through analysis of various earnings measures, and it assesses "value" type companies using measures such as valuation relative to free cash flow generation. In determining whether to sell a particular security, the Investment Manager considers a number of factors, including changes in the issuer's financial and/or industry position, as well as general economic and market conditions.



                    In addition, the Portfolio may utilize forward foreign currency exchange contracts which involve the purchase or sale of a specific amount of foreign currency at the current price with the delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money by investing in this Portfolio.



                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.



                    The Portfolio may invest a substantial portion of its assets in foreign securities. Foreign securities investments may be adversely affected by changes in currency exchange rates. In addition, investment in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.



                    The performance of the Portfolio will also depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 4 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Global Advantage Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1999   26.88%
     2000  -17.39%
     2001  -23.33%
     2002  -20.81%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -5.68%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 18.60% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -20.70% (quarter ended September 30, 2002).



                    _AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)_____



                                                  LIFE OF PORTFOLIO
                                   PAST 1 YEAR    (SINCE 05/18/98)
 ------------------------------------------------------------------
  The Global Advantage
  Portfolio                              -20.81%            -9.69%
 ------------------------------------------------------------------
  MSCI World Index(1)                    -19.89%            -5.02%
 ------------------------------------------------------------------


 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE AND THE ASIA/ PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.65%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.15%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.80%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
          ----------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------
             $82           $255          $444          $990
          ----------------------------------------------------

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Aggressive Equity Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Aggressive Equity Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies that the "Investment Manager," Morgan Stanley
                    Investment Advisors Inc., believes offer the potential for superior earnings growth. The Portfolio's other equity securities may include preferred stocks, securities convertible into common stock, rights and warrants. No more than 25% of the Portfolio's net assets may be invested in foreign equity or fixed-income securities denominated in a foreign currency and traded primarily in non-U.S. markets.


                    In deciding which securities to buy, hold or sell, the Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens. Company selection is based on the Investment Manager's own analysis and research reports as well as analysis from the equity research departments of recognized securities firms.


                    The Investment Manager has no general criteria as to the market capitalization or asset size of the companies selected for investment and, accordingly, the Portfolio may invest in small and medium-sized companies in addition to larger, more established companies.

                    The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

                    The Portfolio may invest up to 20% of its assets as follows:

                    - (a) fixed-income securities of U.S. companies,
                      (b) fixed-income securities of foreign companies and governments and international organizations, (c) U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and (d) real estate investment trusts (commonly known as "REITs"). However, no more than 5% of the Portfolio's assets may be invested in debt securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").

                    - Forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.



                    - Put and call options and futures with respect to financial instruments, stock and interest rate indexes and foreign currencies (with a limit of 5% of its net assets for the purchase of put and call options). Options and futures may be used to seek higher returns or to seek to protect against a decline in security or currency prices or an increase in prices of securities or currencies that may be purchased.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio may invest a substantial portion of its assets in securities issued by small and medium sized companies. Investment in small and medium size companies involves greater risk of volatility than is customarily associated with investment in larger established companies as well as certain other additional risks.


                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.


                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 3 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Aggressive Equity Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2000   -1.75%
     2001  -28.46%
     2002  -22.60%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -2.41%.


                    During the periods shown in the bar chart, the highest return for a calendar quarter was 9.65% (quarter ended September 30, 2000) and the lowest return for a calendar quarter was -21.38% (quarter ended March 31, 2001).


 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)
 ------------------------------------------------------------------
                                                  LIFE OF PORTFOLIO
                                   PAST 1 YEAR    (SINCE 05/04/99)
 ------------------------------------------------------------------
  The Aggressive Equity
  Portfolio                              -22.60%           -6.08%
 ------------------------------------------------------------------
  S&P 500 Index(1)                       -22.09%           -9.50%
 ------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.75%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.09%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.84%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
          ----------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------
             $86           $268          $466         $1,037
          ----------------------------------------------------

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Information Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Information Portfolio seeks long-term capital appreciation.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in common stocks and investment grade convertible securities of companies located throughout the world that are engaged in the communications and information industry. The Portfolio normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. It may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country. In addition, the Portfolio will not invest more than 10% of its assets in convertible securities. In deciding which securities to buy, hold or sell, the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers business, economic and political conditions, in addition to the growth potential of the securities.


                    A company is considered to be in the communications and information industry if it derives at least 35% of its revenues or earnings from, or devotes at least 35% of its assets to:

                    - designing, developing, manufacturing, providing or
                      enabling the following products and services: regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer equipment, enabling software, mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; and emerging technologies combining telephone, television and/or computer systems; or

                    - the creation, packaging, distribution, and ownership of
                      entertainment and information programming.

                    The Portfolio may invest up to 20% of its assets in investment grade corporate fixed-income securities and U.S. government securities. The Portfolio's fixed-income investments may include zero coupon securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.


                    The Portfolio concentrates its investments in the communications and information industry. Because of this concentration, the value of the Portfolio's shares may be more volatile than that of mutual funds that do not similarly concentrate their investments. The communications and information industry may be subject to greater changes in governmental policies and governmental regulation than in many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of this industry. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.


                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.


                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Information Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001  -42.87%
     2002  -43.09%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -0.67%.


                    During the period shown in the bar chart, the highest return for a calendar quarter was 32.42% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -38.45% (quarter ended March 31, 2001).


 AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)
 ------------------------------------------------------------------------------------------------
                                                                                LIFE OF PORTFOLIO
                                                                                     (SINCE
                                                              PAST 1 YEAR           11/06/00)
 ------------------------------------------------------------------------------------------------
  The Information Portfolio                                         -43.09%              -42.65%
 ------------------------------------------------------------------------------------------------
  S&P 500 Index(1)                                                  -22.09%              -19.09%
 ------------------------------------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.75%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.37%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     1.12%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
          ----------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------
             $114          $356          $617         $1,363
          ----------------------------------------------------

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Strategist Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Strategist Portfolio seeks high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities and the writing of covered call and put options.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


                    The "Investment Manager," Morgan Stanley Investment Advisors Inc., will actively allocate the Portfolio's assets among the major asset categories of equity securities (including depositary receipts), fixed-income securities and money market instruments. Assets are allocated by the Investment Manager based on, among other things, its assessment of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class.


                    Within the equity sector, the Investment Manager actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential.


                    Within the fixed-income sector of the market, the Investment Manager seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds, including short-term and intermediate-term bonds.


                    Within the money market sector of the market, the Investment Manager seeks to maximize returns by exploiting spreads among short-term instruments.

                    Securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, investment grade debt securities (including zero coupon securities), U.S. government securities, mortgage-backed securities, including CMOs, asset-backed securities, real estate investment trusts (commonly known as "REITs") and money market instruments. The Portfolio is not limited as to the maturities of the U.S. government securities and other debt securities in which it may invest.


                    The Portfolio may invest up to 20% of its assets in securities issued by foreign governments and foreign private issuers but not more than 10% of its assets in securities denominated in a foreign currency. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


                    Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payment that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.


                    Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.



                    The Portfolio's investment in fixed-income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.



                    The Portfolio is subject to the risks associated with REITs, which pool investors' funds for investments primarily in commercial real estate properties.


                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example, mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

[Sidebar]
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Portfolio's Class X shares has varied from year to year over the past 10 calendar years.

AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class X shares with those of broad measures of market performance over time.
[End Sidebar]

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Strategist Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     1993   10.38%
     1994    3.94%
     1995    9.40%
     1996   15.02%
     1997   13.71%
     1998   26.55%
     1999   17.35%
     2000    1.64%
     2001  -10.18%
     2002   -9.89%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -1.60%.



                    During the periods shown in the bar chart, the highest return for a calendar quarter was 17.60% (quarter ended December 31, 1998) and the lowest return for a calendar quarter was -10.41% (quarter ended September 30, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)
                               ------------------------------------------------------------------------------------
                                                                      PAST 1 YEAR     PAST 5 YEARS    PAST 10 YEARS
                               ------------------------------------------------------------------------------------
                                The Strategist Portfolio                     -9.89%            4.09%      7.21%
                               ------------------------------------------------------------------------------------
                                S&P 500 Index(1)                            -22.09%           -0.58%      9.35%
                               ------------------------------------------------------------------------------------
                                Lehman Brothers U.S.
                                Government/Credit Index(2)                   11.04%            7.62%      7.61%
                               ------------------------------------------------------------------------------------



 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2 THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.50%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                        None
                               ----------------------------------------------------------------------
                                Other expenses                                                0.02%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.52%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           EXPENSES OVER TIME
          ----------------------------------------------------
            1 YEAR       3 YEARS       5 YEARS       10 YEARS
          ----------------------------------------------------
             $53           $167          $291          $653
          ----------------------------------------------------

               Additional Investment Strategy Information

                    This section provides additional information relating to each Portfolio's principal investment strategies.


                    Investment Discretion. In pursuing each Portfolio's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis - and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies, while not using others. The Sub-Advisor has a similar degree of discretion.


                    Defensive Investing. Each Portfolio (other than the Money Market Portfolio and the S&P 500 Index Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).


                    Investment Policies. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.



                    Portfolio Turnover. Each Portfolio, other than the S&P 500 Index Portfolio, may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows recent portfolio turnover rates for each Portfolio. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

               Additional Risk Information

                    This section provides additional information relating to the principal risks of investing in the Portfolios.

                    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                            *    *    *

                    The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described. See "The Portfolios" for a description of the investments which each Portfolio may make.

                    Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.


                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity), are typically subject to greater price fluctuations than comparable securities that pay interest. Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially.


                    Maturity and Duration. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.


                    Duration is a measure of the expected life of a fixed-income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Manager in the selection of fixed-income securities. Duration takes the length of the time intervals between the present time and the time that the interest and the principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.


                    There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however; their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is thirty years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the

                    Investment Manager will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

                    Mortgage-Backed Securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.


                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively, "Mortgage Assets"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.


                    Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

                    Junk Bonds. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Investment Manager or Sub-Advisor (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

                    Securities Rated in the Lowest Investment Grade
                    Category. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P (Baa by Moody's or BBB by S&P) may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.


                    Convertible Securities. A Portfolio's investments in convertible securities, which are securities that generally pay interest and may be converted into common stock, may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


                    A Portfolio that may invest in convertible securities may invest up to 5% of its net assets in convertible securities that are below investment grade quality (see "Junk Bonds" above).

                    Foreign Securities. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

                    Foreign securities also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.

                    A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.


                    Emerging Market Countries. The foreign securities in which certain of the Portfolios may invest (in particular the Pacific Growth Portfolio) may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.



                    Small- & Medium- Capitalization Companies. A Portfolio's investments in small- and medium-capitalization companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, small- and medium-capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often small- and medium-capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.


                    Options and Futures. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's or the Sub-Advisor's predictions of movements in the direction of the stock, bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.


                    Forward Foreign Currency Exchange Contracts. A Portfolio's participation in forward foreign currency exchange contracts also involves risks. If the Investment Manager or Sub-Advisor employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.


                    Real Estate Investment Trusts ("REITs"). REITs pool investors funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of March 31, 2003.

[End Sidebar]
               Portfolio Management


                    Morgan Stanley Investment Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the Pacific Growth and European Growth Portfolios) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.



                    Each of the Pacific Growth and European Growth Portfolios has retained the Investment Manager to supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisor -- Morgan Stanley Investment Management Inc. -- to invest each Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. As of March 31, 2003, Morgan Stanley Investment Management Inc., together with its institutional investment management affiliates, manages approximately $140 billion, primarily for employment benefit plans, investment companies, endowments, foundations and high net worth individuals. The Sub-Advisor also is a subsidiary of Morgan Stanley. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.



                    Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2002, each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.



                                                                                   MANAGEMENT FEES AS A
                                                                                   PERCENTAGE OF AVERAGE
                               NAME OF PORTFOLIO                                     DAILY NET ASSETS
                               -------------------------------------------------------------------------
                                The Money Market Portfolio                                      0.49%
                               -------------------------------------------------------------------------
                                The Limited Duration Portfolio                                  0.45%
                               -------------------------------------------------------------------------
                                The Quality Income Plus Portfolio                               0.50%
                               -------------------------------------------------------------------------
                                The High Yield Portfolio                                        0.50%
                               -------------------------------------------------------------------------
                                The Utilities Portfolio                                         0.65%
                               -------------------------------------------------------------------------
                                The Income Builder Portfolio                                    0.75%
                               -------------------------------------------------------------------------
                                The Dividend Growth Portfolio                                   0.55%
                               -------------------------------------------------------------------------
                                The Global Dividend Growth Portfolio                            0.75%
                               -------------------------------------------------------------------------
                                The European Growth Portfolio                                   0.95%(1)
                               -------------------------------------------------------------------------
                                The Pacific Growth Portfolio                                    0.95%(1)
                               -------------------------------------------------------------------------
                                The Equity Portfolio                                            0.50%
                               -------------------------------------------------------------------------
                                The S&P 500 Index Portfolio                                     0.40%(2)
                               -------------------------------------------------------------------------
                                The Global Advantage Portfolio                                  0.65%
                               -------------------------------------------------------------------------
                                The Aggressive Equity Portfolio                                 0.75%
                               -------------------------------------------------------------------------
                                The Information Portfolio                                       0.75%
                               -------------------------------------------------------------------------
                                The Strategist Portfolio                                        0.50%
                               -------------------------------------------------------------------------



 1   40% OF THE INVESTMENT MANAGER'S COMPENSATION IS PAID TO THE SUB-ADVISOR.
 2 THE INVESTMENT MANAGER HAS PERMANENTLY UNDERTAKEN TO CAP TOTAL EXPENSES OF THE S&P 500 INDEX PORTFOLIO (OTHER THAN BROKERAGE AND 12B-1 FEES) AT 0.50% OF AVERAGE DAILY NET ASSETS.

                    The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios of the Fund.



                    Limited Duration Portfolio -- The Portfolio is managed by the Taxable Fixed-Income Group. Current members of the team include David S. Horowitz, an Executive Director of the Investment Manager, and Menglin Luo, a Vice President of the Investment Manager.



                    Quality Income Plus Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Stephen F. Esser, a Managing Director of the Investment Manager and David S. Horowitz, an Executive Director of the Investment Manager.



                    High Yield Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Gordon W. Loery, an Executive Director of the Investment Manager and Josh Givelber and Chad Liu, Vice Presidents of the Investment Manager.



                    Utilities Portfolio -- The equity portion of the Portfolio is managed within the Sector Funds Equity/Utilities team. Current members of the team include Edward F. Gaylor, an Executive Director of the Investment Manager, and Ronald B. Silvestri, a Vice President of the Investment Manager. The fixed-income portion of the Portfolio is managed within the Taxable Fixed-Income team.



                    Income Builder Portfolio -- The Portfolio is managed by the Equity Income team. Current members of the Equity Income team include James A. Gilligan, a Managing Director of the Investment Manager, Ellen Gold, an Executive Director of the Investment Manager, Catherine Maniscalco-Avery, Thomas Bastian, Sergio Marcheli and James O. Roeder, Vice Presidents of the Investment Manager, and Vincent E. Vizachero, an Associate of the Investment Manager.



                    Dividend Growth Portfolio -- The Portfolio is managed by the LargeCap Value team. Current members of the team include Richard M. Behler, a Managing Director of the Investment Manager, Steven Epstein and Brian Kramp, Executive Directors of the Investment Manager, Matthew S. Levitties and Eric F. Scharpf, Vice Presidents of the Investment Manager, and Douglas W. Kugler and Matthew H. Taylor, Senior Associates of the Investment Manager.



                    Global Dividend Growth Portfolio -- The Portfolio is managed by the Global Value team. Current members of the team include Frances Campion, Paul G. Boyne and Emilio Alvarez.



                    European Growth Portfolio -- The Portfolio is managed by the European Core/Growth team and the Global Franchise team. Jeremy G. Lodwick is a current member of the European Core/Growth team and Hassan Elmasry is a current member of the Global Franchise team.



                    Pacific Growth Portfolio -- The Portfolio is managed by the Asian Equity team and the Japanese Equity team. Ashutosh Sinha is a current member of the Asian Equity team and John
                    R. Alkire is a current member of the Japanese Equity team.



                    Equity Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Michelle Kaufman, a Managing Director of the Investment Manager, and Alison E. Williams, an Executive Director of the Investment Manager.

                    S&P 500 Index Portfolio -- The Portfolio is managed by the Core Growth team. Current members of the team include Guy G. Rutherfurd, Jr., a Managing Director of the Investment Manager, and Kevin Jung, an Executive Director of the Investment Manager.



                    Global Advantage Portfolio -- The Portfolio is managed by the Global Core team. Current members of the team include Kate Cornish-Bowden, Michael D.A. Allison and Mark J. Laskin.



                    Aggressive Equity Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Anita H. Kolleeny and Michelle Kaufman, Managing Directors of the Investment Manager, and Alison E. Williams, an Executive Director of the Investment Manager.



                    Information Portfolio -- The Portfolio is managed by the Information team of the Sector Fund Equity/Information team. Current members of the team include Armon Bar-Tur, an Executive Director of the Investment Manager, and Thomas Bergeron, a Vice President of the Investment Manager.



                    Strategist Portfolio -- The equity portion of the Portfolio is managed by the Domestic Asset Allocation team. Mark Bavoso, a Managing Director of the Investment Manager, is a current member of that team. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team.

               Shareholder Information

[ICON]              PRICING FUND SHARES
--------------------------------------------------------------------------------

                    The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.


                    The net asset value for each Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                    The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager (or, if applicable, the Sub-Advisor) determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

                    An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                    The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[ICON]              DISTRIBUTIONS
--------------------------------------------------------------------------------
                    Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gains distributions."

                    Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:


                                                                   DIVIDENDS
                               ----------------------------------------------------------------------------
                                MONEY MARKET PORTFOLIO             Declared and paid on each day the New
                                                                   York Stock Exchange is open to
                                                                   shareholders as of the close of business
                                                                   the preceding business day
                               ----------------------------------------------------------------------------
                                LIMITED DURATION,                  Declared and paid monthly
                                QUALITY INCOME PLUS AND
                                HIGH YIELD PORTFOLIOS
                               ----------------------------------------------------------------------------
                                UTILITIES, INCOME BUILDER,         Declared and paid quarterly
                                DIVIDEND GROWTH, EQUITY AND
                                STRATEGIST PORTFOLIOS
                               ----------------------------------------------------------------------------
                                EUROPEAN GROWTH,                   Declared and paid at least once per
                                GLOBAL DIVIDEND GROWTH,            calendar year
                                PACIFIC GROWTH, S&P 500 INDEX,
                                GLOBAL ADVANTAGE,
                                AGGRESSIVE EQUITY AND
                                INFORMATION PORTFOLIOS
                               ----------------------------------------------------------------------------

                                    NET REALIZED
                                    CAPITAL GAINS
                                    DISTRIBUTIONS
                               ---
                                MO  Declared and paid at least once per
                                    calendar year, net short-term gains may
                                    be paid more frequently

                               ---
                                LI  Declared and paid at least once per year
                                QU
                                HI
                               ---
                                UT  Declared and paid at least once per
                                DI  calendar year
                                ST
                               ---
                                EU  Declared and paid at least once per
                                GL  calendar year
                                PA
                                GL
                                AG
                                IN
                               ---


[ICON]              TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

      Financial Highlights


        The financial highlights table is intended to help you understand the financial performance of each Portfolio's Class X and Class Y shares for the periods indicated. The returns for Class Y differ from those of Class X only to the extent that the Classes have different expenses. In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. Class Y shares are offered in a separate Prospectus. Prior to May 1, 2000, the Fund issued one Class of shares of each Portfolio, which, as of that date, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).


                                NET ASSET
                                  VALUE             NET             NET REALIZED         TOTAL FROM
                                BEGINNING        INVESTMENT        AND UNREALIZED        INVESTMENT        DIVIDENDS TO
YEAR ENDED DECEMBER 31          OF PERIOD          INCOME           GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------

 MONEY MARKET

 CLASS X SHARES
 1998                            $ 1.00            $0.051              --                  $0.051            $(0.051)
-----------------------------------------------------------------------------------------------------------------------
 1999                              1.00             0.047              --                   0.047             (0.047)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                           1.00             0.058*             --                   0.058             (0.058)**
-----------------------------------------------------------------------------------------------------------------------
 2001                              1.00             0.039*             --                   0.039             (0.039)**
-----------------------------------------------------------------------------------------------------------------------
 2002                              1.00             0.013*             --                   0.013             (0.013)**
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                           1.00             0.033*             --                   0.033             (0.033)**
-----------------------------------------------------------------------------------------------------------------------
 2001                              1.00             0.036*             --                   0.036             (0.036)**
-----------------------------------------------------------------------------------------------------------------------
 2002                              1.00             0.011*             --                   0.011             (0.011)**
-----------------------------------------------------------------------------------------------------------------------

 LIMITED DURATION

 CLASS X SHARES
 1999(d)                          10.00              0.27              $(0.12)               0.15              (0.27)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                           9.88              0.51*               0.05                0.56              (0.48)
-----------------------------------------------------------------------------------------------------------------------
 2001                              9.96              0.40*               0.26                0.66              (0.45)
-----------------------------------------------------------------------------------------------------------------------
 2002                             10.17              0.27*               0.13                0.40              (0.36)
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                           9.86              0.28*               0.09                0.37              (0.28)
-----------------------------------------------------------------------------------------------------------------------
 2001                              9.95              0.35*               0.28                0.63              (0.42)
-----------------------------------------------------------------------------------------------------------------------
 2002                             10.16              0.24*               0.14                0.38              (0.34)
-----------------------------------------------------------------------------------------------------------------------

 QUALITY INCOME PLUS

 CLASS X SHARES
 1998                             10.77              0.68                0.23                0.91              (0.68)
-----------------------------------------------------------------------------------------------------------------------
 1999                             11.00              0.67               (1.14)              (0.47)             (0.67)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                           9.86              0.68*               0.37                1.05              (0.69)
-----------------------------------------------------------------------------------------------------------------------
 2001                             10.22              0.61*               0.34                0.95              (0.62)
-----------------------------------------------------------------------------------------------------------------------
 2002                             10.55              0.58*              (0.02)               0.56              (0.64)
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                           9.80              0.38*               0.42                0.80              (0.39)
-----------------------------------------------------------------------------------------------------------------------
 2001                             10.21              0.57*               0.36                0.93              (0.60)
-----------------------------------------------------------------------------------------------------------------------
 2002                             10.54              0.54*              (0.01)               0.53              (0.61)
-----------------------------------------------------------------------------------------------------------------------

This information has been audited by Deloitte & Touche, LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

                                                            TOTAL
                                DISTRIBUTIONS TO        DIVIDENDS AND        NET ASSET VALUE
YEAR ENDED DECEMBER 31            SHAREHOLDERS          DISTRIBUTIONS         END OF PERIOD         TOTAL RETURN+
-----------------------------------------------------------------------------------------------------------------

 MONEY MARKET

 CLASS X SHARES
 1998                               --                     $(0.051)              $ 1.00                  5.18%
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.047)                1.00                  4.80
-----------------------------------------------------------------------------------------------------------------
 2000(a)                            --                      (0.058)                1.00                  6.01
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.039)                1.00                  3.94
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.013)                1.00                  1.34
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                      (0.033)                1.00                  3.37(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.036)                1.00                  3.68
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.011)                1.00                  1.08
-----------------------------------------------------------------------------------------------------------------

 LIMITED DURATION

 CLASS X SHARES
 1999(d)                            --                       (0.27)                9.88                  1.56(1)
-----------------------------------------------------------------------------------------------------------------
 2000(a)                            --                       (0.48)                9.96                  5.85
-----------------------------------------------------------------------------------------------------------------
 2001                               --                       (0.45)               10.17                  6.72
-----------------------------------------------------------------------------------------------------------------
 2002                                $(0.04)                 (0.40)               10.17                  4.06
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                       (0.28)                9.95                  3.82(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                       (0.42)               10.16                  6.49
-----------------------------------------------------------------------------------------------------------------
 2002                                 (0.04)                 (0.38)               10.16                  3.81
-----------------------------------------------------------------------------------------------------------------

 QUALITY INCOME PLUS

 CLASS X SHARES
 1998                               --                       (0.68)               11.00                  8.67
-----------------------------------------------------------------------------------------------------------------
 1999                               --                       (0.67)                9.86                 (4.32)
-----------------------------------------------------------------------------------------------------------------
 2000(a)                            --                       (0.69)               10.22                 11.09
-----------------------------------------------------------------------------------------------------------------
 2001                               --                       (0.62)               10.55                  9.57
-----------------------------------------------------------------------------------------------------------------
 2002                               --                       (0.64)               10.47                  5.51
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                       (0.39)               10.21                  8.31(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                       (0.60)               10.54                  9.33
-----------------------------------------------------------------------------------------------------------------
 2002                               --                       (0.61)               10.46                  5.26
-----------------------------------------------------------------------------------------------------------------

                                                 RATIOS TO AVERAGE NET ASSETS
                           NET ASSETS          --------------------------------        PORTFOLIO
                          END OF PERIOD                          NET INVESTMENT        TURNOVER
YEAR ENDED DECEMBER 31       (000'S)            EXPENSES             INCOME              RATE
------------------------
 MONEY MARKET
 CLASS X SHARES
 1998                       $442,034               0.52%               5.04%               N/A
------------------------
 1999                        435,643               0.52                4.68                N/A
------------------------
 2000(a)                     358,793               0.52                5.83                N/A
------------------------
 2001                        452,765               0.51                3.69                N/A
------------------------
 2002                        432,817               0.51                1.32                N/A
------------------------
 CLASS Y SHARES
 2000(b)                      13,813               0.77(2)             5.86(2)             N/A
------------------------
 2001                        105,952               0.76                3.44                N/A
------------------------
 2002                        133,506               0.76                1.07                N/A
------------------------
 LIMITED DURATION
 CLASS X SHARES
 1999(d)                       3,175               0.62(2)(4)          4.83(2)(4)           56%(1)
------------------------
 2000(a)                       6,427               0.98                5.08                 16
------------------------
 2001                         25,858               0.61(6)#            3.84(6)             133
------------------------
 2002                         73,476               0.48                2.65                 58
------------------------
 CLASS Y SHARES
 2000(b)                       1,430               1.17(2)             5.00(2)              16
------------------------
 2001                         25,050               0.86(6)#            3.59(6)             133
------------------------
 2002                         72,800               0.73                2.40                 58
------------------------
 QUALITY INCOME PLUS
 CLASS X SHARES
 1998                        547,583               0.52                6.23                152
------------------------
 1999                        456,132               0.52                6.45                119
------------------------
 2000(a)                     406,508               0.52                6.90                105
------------------------
 2001                        452,757               0.53                5.82                150
------------------------
 2002                        423,685               0.52                5.57                106
------------------------
 CLASS Y SHARES
 2000(b)                       5,176               0.77(2)             6.53(2)             105
------------------------
 2001                         54,115               0.78                5.57                150
------------------------
 2002                        102,262               0.77                5.32                106
------------------------

                                NET ASSET
                                  VALUE             NET             NET REALIZED         TOTAL FROM
                                BEGINNING        INVESTMENT        AND UNREALIZED        INVESTMENT        DIVIDENDS TO
YEAR ENDED DECEMBER 31          OF PERIOD          INCOME           GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------------

 HIGH YIELD

 CLASS X SHARES
 1998                            $ 6.12             $0.71              $(1.05)             $(0.34)            $(0.71)
-----------------------------------------------------------------------------------------------------------------------
 1999                              5.07              0.68               (0.74)              (0.06)             (0.68)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                           4.33              0.66*              (1.90)              (1.24)             (0.66)
-----------------------------------------------------------------------------------------------------------------------
 2001                              2.43              0.33*              (1.09)              (0.76)             (0.34)
-----------------------------------------------------------------------------------------------------------------------
 2002                              1.33              0.26*              (0.34)              (0.08)             (0.22)
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                           3.92              0.37*              (1.48)              (1.11)             (0.38)
-----------------------------------------------------------------------------------------------------------------------
 2001                              2.43              0.32*              (1.08)              (0.76)             (0.34)
-----------------------------------------------------------------------------------------------------------------------
 2002                              1.33              0.24*              (0.32)              (0.08)             (0.22)
-----------------------------------------------------------------------------------------------------------------------

 UTILITIES

 CLASS X SHARES
 1998                             18.59              0.57                3.68                4.25              (0.57)
-----------------------------------------------------------------------------------------------------------------------
 1999                             21.25              0.55                2.08                2.63              (0.55)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                          22.90              0.49*               0.17                0.66              (0.49)
-----------------------------------------------------------------------------------------------------------------------
 2001                             21.69              0.39*              (5.74)              (5.35)             (0.41)
-----------------------------------------------------------------------------------------------------------------------
 2002                             14.73              0.37*              (3.72)              (3.35)             (0.38)
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          22.98              0.24*               0.19                0.43              (0.35)
-----------------------------------------------------------------------------------------------------------------------
 2001                             21.68              0.35*              (5.74)              (5.39)             (0.37)
-----------------------------------------------------------------------------------------------------------------------
 2002                             14.72              0.34*              (3.72)              (3.38)             (0.35)
-----------------------------------------------------------------------------------------------------------------------

 INCOME BUILDER

 CLASS X SHARES
 1998                             11.76              0.56               (0.19)               0.37              (0.56)
-----------------------------------------------------------------------------------------------------------------------
 1999                             11.46              0.58                0.21                0.79              (0.56)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                          11.44              0.55*              (0.54)               0.01              (0.56)
-----------------------------------------------------------------------------------------------------------------------
 2001                             10.86              0.47*              (0.22)               0.25              (0.50)++
-----------------------------------------------------------------------------------------------------------------------
 2002                             10.61              0.42*              (1.22)              (0.80)             (0.43)++++
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          11.15              0.32*              (0.21)               0.11              (0.39)
-----------------------------------------------------------------------------------------------------------------------
 2001                             10.85              0.42*              (0.19)               0.23              (0.48)++
-----------------------------------------------------------------------------------------------------------------------
 2002                             10.60              0.39*              (1.22)              (0.83)             (0.41)++++
-----------------------------------------------------------------------------------------------------------------------


                                                            TOTAL
                                DISTRIBUTIONS TO        DIVIDENDS AND        NET ASSET VALUE
YEAR ENDED DECEMBER 31            SHAREHOLDERS          DISTRIBUTIONS         END OF PERIOD         TOTAL RETURN+
-----------------------------------------------------------------------------------------------------------------

 HIGH YIELD

 CLASS X SHARES
 1998                               --                     $(0.71)               $ 5.07                 (6.20)%
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.68)                 4.33                 (1.33)
-----------------------------------------------------------------------------------------------------------------
 2000(a)                            --                      (0.66)                 2.43                (32.22)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.34)                 1.33                (33.75)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.22)                 1.03                 (7.14)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                      (0.38)                 2.43                (30.02)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.34)                 1.33                (33.92)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.22)                 1.03                 (7.36)
-----------------------------------------------------------------------------------------------------------------

 UTILITIES

 CLASS X SHARES
 1998                                $(1.02)                (1.59)                21.25                 23.76
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.43)                (0.98)                22.90                 12.71
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (1.38)                (1.87)                21.69                  3.03
-----------------------------------------------------------------------------------------------------------------
 2001                                 (1.20)                (1.61)                14.73                (25.75)
-----------------------------------------------------------------------------------------------------------------
 2002                                  0.00                 (0.38)                11.00                (22.87)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                              (1.38)                (1.73)                21.68                  2.07(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (1.20)                (1.57)                14.72                (25.98)
-----------------------------------------------------------------------------------------------------------------
 2002                                  0.00                 (0.35)                10.99                (23.08)
-----------------------------------------------------------------------------------------------------------------

 INCOME BUILDER

 CLASS X SHARES
 1998                                 (0.11)                (0.67)                11.46                  3.21
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.25)++              (0.81)                11.44                  7.06
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (0.03)(++)            (0.59)                10.86                  0.17
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.50)                10.61                  2.30
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.43)                 9.38                 (7.64)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                              (0.02)(++)            (0.41)                10.85                  1.06(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.48)                10.60                  2.10
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.41)                 9.36                 (7.96)
-----------------------------------------------------------------------------------------------------------------

                                                 RATIOS TO AVERAGE NET ASSETS
                           NET ASSETS          --------------------------------        PORTFOLIO
                          END OF PERIOD                          NET INVESTMENT        TURNOVER
YEAR ENDED DECEMBER 31       (000'S)            EXPENSES             INCOME              RATE
------------------------
 HIGH YIELD
 CLASS X SHARES
 1998                       $364,079               0.53%              12.27%                93%
------------------------
 1999                        279,683               0.53               14.05                 48
------------------------
 2000(a)                     128,646               0.54               17.40                  9
------------------------
 2001                         64,470               0.59               17.33                 81
------------------------
 2002                         45,503               0.73               21.71                 48
------------------------
 CLASS Y SHARES
 2000(b)                       1,947               0.79(2)            20.95(2)               9
------------------------
 2001                          6,163               0.84               17.08                 81
------------------------
 2002                         10,797               0.98               21.46                 48
------------------------
 UTILITIES
 CLASS X SHARES
 1998                        560,803               0.67                2.89                  7
------------------------
 1999                        580,487               0.67                2.51                 10
------------------------
 2000(a)                     551,734               0.66                2.16                 13
------------------------
 2001                        327,749               0.67                2.19                 32
------------------------
 2002                        189,936               0.68                2.99                 51
------------------------
 CLASS Y SHARES
 2000(b)                      19,069               0.91(2)             1.93(2)              13
------------------------
 2001                         24,550               0.92                1.94                 32
------------------------
 2002                         20,157               0.93                2.74                 51
------------------------
 INCOME BUILDER
 CLASS X SHARES
 1998                         87,769               0.81                5.09                 54
------------------------
 1999                         81,616               0.81                4.98                 43
------------------------
 2000(a)                      59,383               0.81                5.07                 51
------------------------
 2001                         63,060               0.81                4.34                 45
------------------------
 2002                         49,505               0.80                4.20                 75
------------------------
 CLASS Y SHARES
 2000(b)                         965               1.06(2)             5.17(2)              51
------------------------
 2001                          7,147               1.06                3.88                 45
------------------------
 2002                         13,930               1.05                3.95                 75
------------------------

                                NET ASSET
                                  VALUE               NET              NET REALIZED         TOTAL FROM
                                BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT        DIVIDENDS TO
YEAR ENDED DECEMBER 31          OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------

 DIVIDEND GROWTH

 CLASS X SHARES
 1998                            $21.60             $ 0.41                $ 2.58              $ 2.99             $(0.41)
--------------------------------------------------------------------------------------------------------------------------
 1999                             22.13               0.39                 (0.55)              (0.16)             (0.39)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          18.32               0.31*                 0.02                0.33              (0.33)
--------------------------------------------------------------------------------------------------------------------------
 2001                             14.50               0.26*                (1.02)              (0.76)             (0.26)
--------------------------------------------------------------------------------------------------------------------------
 2002                             13.48               0.25*                (2.66)              (2.41)             (0.25)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          17.79               0.12*                 0.62                0.74              (0.22)
--------------------------------------------------------------------------------------------------------------------------
 2001                             14.49               0.22*                (1.01)              (0.79)             (0.23)
--------------------------------------------------------------------------------------------------------------------------
 2002                             13.47               0.22*                (2.66)              (2.44)             (0.22)
--------------------------------------------------------------------------------------------------------------------------

 GLOBAL DIVIDEND GROWTH

 CLASS X SHARES
 1998                             13.89               0.24                  1.45                1.69              (0.24)
--------------------------------------------------------------------------------------------------------------------------
 1999                             13.82               0.27                  1.71                1.98              (0.29)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          14.44               0.24*                (0.64)              (0.40)             (0.09)
--------------------------------------------------------------------------------------------------------------------------
 2001                             12.73               0.21*                (1.00)              (0.79)             (0.33)
--------------------------------------------------------------------------------------------------------------------------
 2002                             11.47               0.21*                (1.62)              (1.41)             (0.19)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          13.96               0.08*                (0.11)              (0.03)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                             12.71               0.15*                (0.96)              (0.81)             (0.33)
--------------------------------------------------------------------------------------------------------------------------
 2002                             11.43               0.18*                (1.61)              (1.43)             (0.18)
--------------------------------------------------------------------------------------------------------------------------

 EUROPEAN GROWTH

 CLASS X SHARES
 1998                             23.54               0.15                  5.53                5.68              (0.31)
--------------------------------------------------------------------------------------------------------------------------
 1999                             27.18               0.25                  6.91                7.16              (0.19)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          31.47               0.13*                (1.43)              (1.30)             (0.18)
--------------------------------------------------------------------------------------------------------------------------
 2001                             25.37               0.13*                (4.47)              (4.34)             (0.26)
--------------------------------------------------------------------------------------------------------------------------
 2002                             16.71               0.12*                (3.66)              (3.54)             (0.20)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          32.26              (0.03)*               (2.10)              (2.13)             (0.18)
--------------------------------------------------------------------------------------------------------------------------
 2001                             25.33               0.05*                (4.42)              (4.37)             (0.25)
--------------------------------------------------------------------------------------------------------------------------
 2002                             16.65               0.08*                (3.63)              (3.55)             (0.19)
--------------------------------------------------------------------------------------------------------------------------


                                                            TOTAL
                                DISTRIBUTIONS TO        DIVIDENDS AND        NET ASSET VALUE
YEAR ENDED DECEMBER 31            SHAREHOLDERS          DISTRIBUTIONS         END OF PERIOD         TOTAL RETURN+
-----------------------------------------------------------------------------------------------------------------

 DIVIDEND GROWTH

 CLASS X SHARES
 1998                                $(2.05)               $(2.46)               $22.13                 14.28%
-----------------------------------------------------------------------------------------------------------------
 1999                                 (3.26)                (3.65)                18.32                 (2.39)
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (3.82)                (4.15)                14.50                  5.30
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.26)                13.48                 (5.20)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.25)                10.82                (18.01)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                              (3.82)                (4.04)                14.49                  7.65(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.23)                13.47                 (5.42)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.22)                10.81                (18.23)
-----------------------------------------------------------------------------------------------------------------

 GLOBAL DIVIDEND GROWTH

 CLASS X SHARES
 1998                                 (1.52)                (1.76)                13.82                 12.53
-----------------------------------------------------------------------------------------------------------------
 1999                                 (1.07)                (1.36)                14.44                 14.65
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (1.22)                (1.31)                12.73                 (2.50)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.14)                (0.47)                11.47                 (6.25)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.19)                 9.87                (12.52)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                              (1.22)                (1.22)                12.71                  0.07(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.14)                (0.47)                11.43                 (6.44)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.18)                 9.82                (12.72)
-----------------------------------------------------------------------------------------------------------------

 EUROPEAN GROWTH

 CLASS X SHARES
 1998                                 (1.73)                (2.04)                27.18                 23.96
-----------------------------------------------------------------------------------------------------------------
 1999                                 (2.68)                (2.87)                31.47                 29.11
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (4.62)                (4.80)                25.37                 (4.92)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (4.06)                (4.32)                16.71                (17.76)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.20)                12.97                (21.36)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                              (4.62)                (4.80)                25.33                 (7.39)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (4.06)                (4.31)                16.65                (17.92)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.19)                12.91                (21.53)
-----------------------------------------------------------------------------------------------------------------

                                                 RATIOS TO AVERAGE NET ASSETS
                           NET ASSETS          --------------------------------        PORTFOLIO
                          END OF PERIOD                          NET INVESTMENT        TURNOVER
YEAR ENDED DECEMBER 31       (000'S)            EXPENSES         INCOME (LOSS)           RATE
------------------------
 DIVIDEND GROWTH
 CLASS X SHARES
 1998                      $2,249,927              0.53%               1.85%                45%
------------------------
 1999                       2,033,814              0.52                1.82                 81
------------------------
 2000(a)                    1,552,724              0.54                2.07                 34
------------------------
 2001                       1,258,863              0.55                1.86                 19
------------------------
 2002                         819,935              0.57                1.98                 21
------------------------
 CLASS Y SHARES
 2000(b)                       19,083              0.79(2)             1.59(2)              34
------------------------
 2001                          60,393              0.80                1.61                 19
------------------------
 2002                          70,844              0.82                1.73                 21
------------------------
 GLOBAL DIVIDEND GROWTH
 CLASS X SHARES
 1998                         484,228              0.84                1.68                 52
------------------------
 1999                         506,929              0.83                1.90                 43
------------------------
 2000(a)                      373,770              0.80                1.88                 40
------------------------
 2001                         285,158              0.80                1.76                  9
------------------------
 2002                         201,022              0.81                1.96                 17
------------------------
 CLASS Y SHARES
 2000(b)                        2,211              1.05(2)             1.14(2)              40
------------------------
 2001                          10,494              1.05                1.51                  9
------------------------
 2002                          20,981              1.06                1.71                 17
------------------------
 EUROPEAN GROWTH
 CLASS X SHARES
 1998                         510,638              1.11                0.65                 56
------------------------
 1999                         579,705              1.04                0.87                 55
------------------------
 2000(a)                      508,366              1.00                0.46                 78
------------------------
 2001                         316,196              1.02                0.68                 82
------------------------
 2002                         193,153              1.05                0.82                 92
------------------------
 CLASS Y SHARES
 2000(b)                       10,580              1.25(2)            (0.18)(2)             78
------------------------
 2001                          20,858              1.27                0.43                 82
------------------------
 2002                          22,133              1.30                0.57                 92
------------------------

                                NET ASSET
                                  VALUE               NET              NET REALIZED         TOTAL FROM
                                BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT        DIVIDENDS TO
YEAR ENDED DECEMBER 31          OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------

 PACIFIC GROWTH

 CLASS X SHARES
 1998                            $ 6.12             $ 0.06                $ (0.75)           $ (0.69)            $(0.28)
--------------------------------------------------------------------------------------------------------------------------
 1999                              5.15               0.04                   3.33               3.37              (0.06)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                           8.46               0.00*                 (2.78)             (2.78)             (0.12)
--------------------------------------------------------------------------------------------------------------------------
 2001                              5.56              (0.01)*                (1.50)             (1.51)             (0.07)
--------------------------------------------------------------------------------------------------------------------------
 2002                              3.98              (0.01)*                (0.90)             (0.91)            --
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                           7.70              (0.01)*                (2.01)             (2.02)             (0.12)
--------------------------------------------------------------------------------------------------------------------------
 2001                              5.56              (0.02)*                (1.49)             (1.51)             (0.07)
--------------------------------------------------------------------------------------------------------------------------
 2002                              3.98              (0.03)*                (0.90)             (0.93)            --
--------------------------------------------------------------------------------------------------------------------------

 EQUITY

 CLASS X SHARES
 1998                             33.58               0.25                   9.47               9.72              (0.25)
--------------------------------------------------------------------------------------------------------------------------
 1999                             38.58               0.22                  20.48              20.70              (0.22)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          53.88               0.30*                 (6.46)             (6.16)             (0.29)
--------------------------------------------------------------------------------------------------------------------------
 2001                             39.68               0.15*                (10.12)             (9.97)             (0.16)
--------------------------------------------------------------------------------------------------------------------------
 2002                             22.66               0.07*                 (4.87)             (4.80)             (0.08)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          49.12               0.21*                 (1.68)             (1.47)             (0.24)
--------------------------------------------------------------------------------------------------------------------------
 2001                             39.66               0.06*                (10.09)            (10.03)             (0.10)
--------------------------------------------------------------------------------------------------------------------------
 2002                             22.64               0.03*                 (4.89)             (4.86)             (0.03)
--------------------------------------------------------------------------------------------------------------------------

 S&P 500 INDEX

 CLASS X SHARES
 1998(c)                          10.00               0.06                   1.16               1.22             --
--------------------------------------------------------------------------------------------------------------------------
 1999                             11.22               0.06                   2.21               2.27              (0.03)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          13.43               0.12*                 (1.37)             (1.25)             (0.07)
--------------------------------------------------------------------------------------------------------------------------
 2001                             12.05               0.10*                 (1.57)             (1.47)             (0.10)
--------------------------------------------------------------------------------------------------------------------------
 2002                             10.48               0.10*                 (2.45)             (2.35)             (0.09)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          13.47               0.04*                 (1.34)             (1.30)             (0.07)
--------------------------------------------------------------------------------------------------------------------------
 2001                             12.04               0.08*                 (1.58)             (1.50)             (0.10)
--------------------------------------------------------------------------------------------------------------------------
 2002                             10.44               0.08*                 (2.44)             (2.36)             (0.08)
--------------------------------------------------------------------------------------------------------------------------


                                                            TOTAL
                                DISTRIBUTIONS TO        DIVIDENDS AND        NET ASSET VALUE
YEAR ENDED DECEMBER 31            SHAREHOLDERS          DISTRIBUTIONS         END OF PERIOD         TOTAL RETURN+
-----------------------------------------------------------------------------------------------------------------

 PACIFIC GROWTH

 CLASS X SHARES
 1998                               --                     $(0.28)               $ 5.15                (10.40)%
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.06)                 8.46                 66.09
-----------------------------------------------------------------------------------------------------------------
 2000(a)                            --                      (0.12)                 5.56                (33.46)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.07)                 3.98                (27.42)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                     --                      3.07                (22.86)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                      (0.12)                 5.56                (26.72)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.07)                 3.98                (27.26)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                     --                      3.05                (23.56)
-----------------------------------------------------------------------------------------------------------------

 EQUITY

 CLASS X SHARES
 1998                                $(4.47)                (4.72)                38.58                 30.45
-----------------------------------------------------------------------------------------------------------------
 1999                                 (5.18)                (5.40)                53.88                 58.59
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (7.75)                (8.04)                39.68                (12.35)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (6.89)                (7.05)                22.66                (26.87)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.08)                17.78                (21.21)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                              (7.75)                (7.99)                39.66                 (3.99)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (6.89)                (6.99)                22.64                (27.07)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.03)                17.75                (21.45)
-----------------------------------------------------------------------------------------------------------------

 S&P 500 INDEX

 CLASS X SHARES
 1998(c)                            --                     --                     11.22                 12.20(1)
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.03)                (0.06)                13.43                 20.23
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (0.06)                (0.13)                12.05                 (9.38)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.10)                10.48                (12.23)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.09)                 8.04                (22.48)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                              (0.06)                (0.13)                12.04                 (9.73)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.10)                10.44                (12.53)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.08)                 8.00                (22.67)
-----------------------------------------------------------------------------------------------------------------

                                                 RATIOS TO AVERAGE NET ASSETS
                           NET ASSETS          --------------------------------        PORTFOLIO
                          END OF PERIOD                          NET INVESTMENT        TURNOVER
YEAR ENDED DECEMBER 31       (000'S)            EXPENSES         INCOME (LOSS)           RATE
------------------------
 PACIFIC GROWTH
 CLASS X SHARES
 1998                      $   52,842              1.51%               0.91%               112%
------------------------
 1999                         115,927              1.42                0.85                105
------------------------
 2000(a)                       64,209              1.21                0.01                 46
------------------------
 2001                          33,138              1.73               (0.28)               124
------------------------
 2002                          20,117              1.93               (0.40)               299
------------------------
 CLASS Y SHARES
 2000(b)                          728              1.46(2)            (0.20)(2)             46
------------------------
 2001                           1,640              1.98               (0.53)               124
------------------------
 2002                           2,644              2.18               (0.65)               299
------------------------
 EQUITY
 CLASS X SHARES
 1998                       1,138,413              0.52                0.73                257
------------------------
 1999                       2,083,071              0.51                0.54                323
------------------------
 2000(a)                    1,818,134              0.50                0.62                402
------------------------
 2001                       1,022,335              0.51                0.55                329
------------------------
 2002                         622,133              0.51                0.36                223
------------------------
 CLASS Y SHARES
 2000(b)                       31,903              0.75(2)             0.85(2)             402
------------------------
 2001                          61,110              0.76                0.30                329
------------------------
 2002                          64,829              0.76                0.11                223
------------------------
 S&P 500 INDEX
 CLASS X SHARES
 1998(c)                       48,732             --   (3)             1.85(2)(3)            2(1)
------------------------
 1999                         185,963              0.48(4)             1.03(4)               1
------------------------
 2000(a)                      210,530              0.45                0.88                  3
------------------------
 2001                         165,465              0.46                0.95                  4
------------------------
 2002                         110,789              0.46                1.15                  5
------------------------
 CLASS Y SHARES
 2000(b)                       12,724              0.71(2)             0.60(2)               3
------------------------
 2001                          46,134              0.71                0.70                  4
------------------------
 2002                          62,977              0.71                0.90                  5
------------------------

                                NET ASSET
                                  VALUE               NET              NET REALIZED         TOTAL FROM
                                BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT        DIVIDENDS TO
YEAR ENDED DECEMBER 31          OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------

 GLOBAL ADVANTAGE

 CLASS X SHARES
 1998(c)                         $10.00             $ 0.07                $(0.25)             $(0.18)            --
--------------------------------------------------------------------------------------------------------------------------
 1999                              9.82               0.06                  2.56                2.62             $(0.07)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          12.37               0.06*                (2.20)              (2.14)             (0.05)
--------------------------------------------------------------------------------------------------------------------------
 2001                             10.18               0.05*                (2.36)              (2.31)             (0.06)
--------------------------------------------------------------------------------------------------------------------------
 2002                              7.17               0.05*                (1.53)              (1.48)             (0.06)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          12.03               0.00*                (1.82)              (1.82)             (0.05)
--------------------------------------------------------------------------------------------------------------------------
 2001                             10.16               0.02*                (2.35)              (2.33)             (0.05)
--------------------------------------------------------------------------------------------------------------------------
 2002                              7.14               0.03*                (1.52)              (1.49)             (0.04)
--------------------------------------------------------------------------------------------------------------------------

 AGGRESSIVE EQUITY

 CLASS X SHARES
 1999(d)                          10.00               0.05                  4.55                4.60              (0.03)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          14.57               0.05*                (0.30)              (0.25)             (0.01)
--------------------------------------------------------------------------------------------------------------------------
 2001                             14.31               0.02*                (4.09)              (4.07)             (0.04)
--------------------------------------------------------------------------------------------------------------------------
 2002                             10.20               0.01*                (2.31)              (2.30)             (0.03)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          14.66               0.03*                (0.39)              (0.36)             (0.01)
--------------------------------------------------------------------------------------------------------------------------
 2001                             14.29              (0.01)*               (4.08)              (4.09)             (0.03)
--------------------------------------------------------------------------------------------------------------------------
 2002                             10.17              (0.01)*               (2.31)              (2.32)             (0.01)
--------------------------------------------------------------------------------------------------------------------------

 INFORMATION

 CLASS X SHARES
 2000(e)                          10.00               0.06*                (0.75)              (0.69)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                              9.31               0.08*                (4.07)              (3.99)             (0.01)
--------------------------------------------------------------------------------------------------------------------------
 2002                              5.31              (0.03)*               (2.25)              (2.28)             (0.05)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          10.00               0.05*                (0.74)              (0.69)            --
--------------------------------------------------------------------------------------------------------------------------
 2001                              9.31               0.06*                (4.06)              (4.00)             (0.01)
--------------------------------------------------------------------------------------------------------------------------
 2002                              5.30              (0.04)*               (2.25)              (2.29)             (0.04)
--------------------------------------------------------------------------------------------------------------------------


                                                            TOTAL
                                DISTRIBUTIONS TO        DIVIDENDS AND        NET ASSET VALUE
YEAR ENDED DECEMBER 31            SHAREHOLDERS          DISTRIBUTIONS         END OF PERIOD         TOTAL RETURN+
-----------------------------------------------------------------------------------------------------------------

 GLOBAL ADVANTAGE

 CLASS X SHARES
 1998(c)                            --                     --                    $ 9.82                 (1.90)%(1)
-----------------------------------------------------------------------------------------------------------------
 1999                               --                     $(0.07)                12.37                 26.88
-----------------------------------------------------------------------------------------------------------------
 2000(a)                            --                      (0.05)                10.18                (17.39)
-----------------------------------------------------------------------------------------------------------------
 2001                                $(0.64)                (0.70)                 7.17                (23.33)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.06)                 5.63                (20.81)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                      (0.05)                10.16                (15.22)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.64)                (0.69)                 7.14                (23.53)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.04)                 5.61                (20.94)
-----------------------------------------------------------------------------------------------------------------

 AGGRESSIVE EQUITY

 CLASS X SHARES
 1999(d)                            --                      (0.03)                14.57                 46.08(1)
-----------------------------------------------------------------------------------------------------------------
 2000(a)                            --                      (0.01)                14.31                 (1.75)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.04)                10.20                (28.46)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.03)                 7.87                (22.60)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                      (0.01)                14.29                 (2.48)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.03)                10.17                (28.61)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.01)                 7.84                (22.83)
-----------------------------------------------------------------------------------------------------------------

 INFORMATION

 CLASS X SHARES
 2000(e)                            --                     --                      9.31                 (6.90)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.01)                 5.31                (42.87)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.05)                 2.98                (43.09)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                     --                      9.31                 (6.90)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.01)                 5.30                (42.99)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.04)                 2.97                (43.29)
-----------------------------------------------------------------------------------------------------------------

                                                 RATIOS TO AVERAGE NET ASSETS
                           NET ASSETS          --------------------------------        PORTFOLIO
                          END OF PERIOD                          NET INVESTMENT        TURNOVER
YEAR ENDED DECEMBER 31       (000'S)            EXPENSES         INCOME (LOSS)           RATE
------------------------
 GLOBAL ADVANTAGE
 CLASS X SHARES
 1998(c)                    $ 36,539              --   (3)             1.74%(2)(3)          31%(1)
------------------------
 1999                         62,295               0.56%(4)            0.72(4)              54
------------------------
 2000(a)                      69,882               0.71                0.50                 70
------------------------
 2001                         40,084               0.75                0.55                 47
------------------------
 2002                         22,866               0.80                0.72                119
------------------------
 CLASS Y SHARES
 2000(b)                       4,666               0.96(2)             0.06(2)              70
------------------------
 2001                          5,869               1.00                0.30                 47
------------------------
 2002                          5,229               1.05                0.47                119
------------------------
 AGGRESSIVE EQUITY
 CLASS X SHARES
 1999(d)                      38,197               0.52(2)(4)          0.86(2)(4)          108(1)
------------------------
 2000(a)                     138,657               0.82                0.32                414
------------------------
 2001                         69,418               0.84                0.21                409
------------------------
 2002                         39,724               0.84                0.07                268
------------------------
 CLASS Y SHARES
 2000(b)                      13,392               1.05(2)             0.32(2)             414
------------------------
 2001                         18,652               1.09               (0.04)               409
------------------------
 2002                         17,575               1.09               (0.18)               268
------------------------
 INFORMATION
 CLASS X SHARES
 2000(e)                       2,686              --   (5)             3.80(2)(5)            1(1)
------------------------
 2001                          4,434              --   (6)             1.27(6)             170
------------------------
 2002                          2,002               1.12               (0.88)               150
------------------------
 CLASS Y SHARES
 2000(b)                       1,915               0.25(2)(5)          3.55(2)(5)            1(1)
------------------------
 2001                          7,427               0.25(6)             1.02(6)             170
------------------------
 2002                          5,066               1.37               (1.13)               150
------------------------

                                NET ASSET
                                  VALUE               NET              NET REALIZED         TOTAL FROM
                                BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT        DIVIDENDS TO
YEAR ENDED DECEMBER 31          OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
--------------------------------------------------------------------------------------------------------------------------

 STRATEGIST

 CLASS X SHARES
 1998                            $14.80               $0.36               $ 3.40              $ 3.76             $(0.36)
--------------------------------------------------------------------------------------------------------------------------
 1999                             16.64                0.40                 2.46                2.86              (0.40)
--------------------------------------------------------------------------------------------------------------------------
 2000(a)                          19.10                0.50*               (0.20)               0.30              (0.48)
--------------------------------------------------------------------------------------------------------------------------
 2001                             16.66                0.38*               (2.05)              (1.67)             (0.39)
--------------------------------------------------------------------------------------------------------------------------
 2002                             13.94                0.19*               (1.56)              (1.37)             (0.21)
--------------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          19.29                0.49*               (0.51)              (0.02)             (0.36)
--------------------------------------------------------------------------------------------------------------------------
 2001                             16.65                0.32*               (2.03)              (1.71)             (0.35)
--------------------------------------------------------------------------------------------------------------------------
 2002                             13.93                0.16*               (1.56)              (1.40)             (0.18)
--------------------------------------------------------------------------------------------------------------------------

(A) PRIOR TO JUNE 5, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

(B)  FOR THE PERIOD JUNE 5, 2000 (ISSUE DATE) THROUGH DECEMBER 31, 2000.

COMMENCEMENT OF OPERATIONS:

(C)  MAY 18, 1998.

(D)  MAY 4, 1999.

(E)  NOVEMBER 6, 2000.

* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

**   INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++   DISTRIBUTION FROM PAID-IN-CAPITAL.

++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.02.

++++ INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.01.

#    DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.06%.

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD MAY 18, 1998 THROUGH DECEMBER 31, 1998 FOR GLOBAL ADVANTAGE AND S&P 500 INDEX, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.92% AND 0.83%, RESPECTIVELY, FOR GLOBAL ADVANTAGE AND 0.59% AND 1.26%, RESPECTIVELY, FOR S&P 500 INDEX.

(4) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 1, 1999 THROUGH APRIL 30, 1999 FOR GLOBAL ADVANTAGE AND FOR THE PERIOD MAY 4, 1999 THROUGH NOVEMBER 4, 1999 FOR LIMITED DURATION AND AGGRESSIVE EQUITY AND FOR THE PERIOD JANUARY 1, 1999 THROUGH JANUARY 5, 1999 FOR S&P 500 INDEX AND "CAPPED" THE EXPENSES OF S&P 500 INDEX AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JANUARY 6, 1999 THROUGH DECEMBER 31, 1999, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77% AND 0.51%, RESPECTIVELY, FOR GLOBAL ADVANTAGE, 2.38% AND 3.07%, RESPECTIVELY, FOR LIMITED DURATION, 1.41% AND (0.02)%, RESPECTIVELY, FOR AGGRESSIVE EQUITY AND 0.48% AND 1.02%, RESPECTIVELY, FOR S&P 500 INDEX.


                                                            TOTAL
                                DISTRIBUTIONS TO        DIVIDENDS AND        NET ASSET VALUE
YEAR ENDED DECEMBER 31            SHAREHOLDERS          DISTRIBUTIONS         END OF PERIOD         TOTAL RETURN+
-----------------------------------------------------------------------------------------------------------------

 STRATEGIST

 CLASS X SHARES
 1998                                $(1.56)               $(1.92)               $16.64                 26.55%
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.40)                19.10                 17.35
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (2.26)                (2.74)                16.66                  1.64
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.66)                (1.05)                13.94                (10.18)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.21)                12.36                 (9.89)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                              (2.26)                (2.62)                16.65                 (0.02)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.66)                (1.01)                13.93                (10.40)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.18)                12.35                (10.11)
-----------------------------------------------------------------------------------------------------------------

                                                 RATIOS TO AVERAGE NET ASSETS
                           NET ASSETS          --------------------------------        PORTFOLIO
                          END OF PERIOD                          NET INVESTMENT        TURNOVER
YEAR ENDED DECEMBER 31       (000'S)            EXPENSES         INCOME (LOSS)           RATE
------------------------
 STRATEGIST
 CLASS X SHARES
 1998                       $633,934               0.52%               2.32%                84%
------------------------
 1999                        729,701               0.52                2.24                120
------------------------
 2000(a)                     701,294               0.52                2.68                126
------------------------
 2001                        522,655               0.52                2.53                124
------------------------
 2002                        372,254               0.52                1.47                124
------------------------
 CLASS Y SHARES
 2000(b)                      23,375               0.77(2)             2.77(2)             126
------------------------
 2001                         47,886               0.77                2.28                124
------------------------
 2002                         57,651               0.77                1.22                124
------------------------

(A) PRIOR TO JUNE 5, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

(B)  FOR THE PERIOD JUNE 5, 2000 (ISSUE DATE) THROUGH DECEMBER 31, 2000.

COMMENCEMENT OF OPERATIONS:

(C)  MAY 18, 1998.

(D)  MAY 4, 1999.

(E)  NOVEMBER 6, 2000.

* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

**   INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++   DISTRIBUTION FROM PAID-IN-CAPITAL.

++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.02.

++++ INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.01.

#    DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.06%.

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD MAY 18, 1998 THROUGH DECEMBER 31, 1998 FOR GLOBAL ADVANTAGE AND S&P 500 INDEX, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.92% AND 0.83%, RESPECTIVELY, FOR GLOBAL ADVANTAGE AND 0.59% AND 1.26%, RESPECTIVELY, FOR S&P 500 INDEX.

(4) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 1, 1999 THROUGH APRIL 30, 1999 FOR GLOBAL ADVANTAGE AND FOR THE PERIOD MAY 4, 1999 THROUGH NOVEMBER 4, 1999 FOR LIMITED DURATION AND AGGRESSIVE EQUITY AND FOR THE PERIOD JANUARY 1, 1999 THROUGH JANUARY 5, 1999 FOR S&P 500 INDEX AND "CAPPED" THE EXPENSES OF S&P 500 INDEX AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JANUARY 6, 1999 THROUGH DECEMBER 31, 1999, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77% AND 0.51%, RESPECTIVELY, FOR GLOBAL ADVANTAGE, 2.38% AND 3.07%, RESPECTIVELY, FOR LIMITED DURATION, 1.41% AND (0.02)%, RESPECTIVELY, FOR AGGRESSIVE EQUITY AND 0.48% AND 1.02%, RESPECTIVELY, FOR S&P 500 INDEX.

(5) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD
     NOVEMBER 6, 2000 THROUGH DECEMBER 31, 2000 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.82% AND 1.98%, RESPECTIVELY, FOR CLASS X SHARES AND 2.07% AND 1.73%, RESPECTIVELY, FOR CLASS Y SHARES.

(6) IF THE INVESTMENT MANAGER HAD NOT "CAPPED" ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) FOR LIMITED DURATION, AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JUNE 1, 2001 THROUGH DECEMBER 31, 2001 AND HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.65% AND 3.80%, RESPECTIVELY, FOR LIMITED DURATION CLASS X SHARES AND 0.90% AND 3.55%, RESPECTIVELY, FOR LIMITED DURATION CLASS Y SHARES AND 1.62% AND (0.35)%, RESPECTIVELY, FOR INFORMATION CLASS X SHARES AND 1.87% AND (0.60)%, RESPECTIVELY, FOR INFORMATION CLASS Y SHARES.

  Morgan Stanley Variable Investment Series
--------------------------------------------------------------

- ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL AND SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request information about the Portfolios, or to make shareholder inquiries, please call: (800) 869-NEWS

- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

                                                       PROSPECTUS -  MAY 1, 2003


Morgan Stanley
                                                      VARIABLE INVESTMENT SERIES
                                                                         CLASS Y


Morgan Stanley Variable Investment Series is a mutual fund comprised of 16 separate Portfolios, each with its own distinctive investment objective(s) and policies. The Portfolios are:



 The Money Market Portfolio           The European Growth Portfolio
 The Limited Duration Portfolio       The Pacific Growth Portfolio
 The Quality Income Plus Portfolio    The Equity Portfolio
 The High Yield Portfolio             The S&P 500 Index Portfolio
 The Utilities Portfolio              The Global Advantage Portfolio
 The Income Builder Portfolio         The Aggressive Equity Portfolio
 The Dividend Growth Portfolio        The Information Portfolio
 The Global Dividend Growth
  Portfolio                           The Strategist Portfolio



Shares of each Portfolio are sold exclusively to certain life insurance companies in connection with particular life insurance and/or annuity contracts they issue. The insurance companies invest in shares of the Portfolios in accordance with instructions received from owners of the applicable life insurance or annuity policy.


This PROSPECTUS must be accompanied by a current prospectus for the variable annuity contracts issued by Allstate Life Insurance Company, Allstate Life Insurance Company of New York or Glenbrook Life and Annuity Company or a current prospectus for the variable life insurance contracts issued by Allstate Life Insurance Company or Glenbrook Life and Annuity Company.


  The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this PROSPECTUS. Any representation to the contrary is a criminal offense.

                Contents


Eligible Investors        ............................................................                   1
The Portfolios            THE MONEY MARKET PORTFOLIO .................................                   2
                          THE LIMITED DURATION PORTFOLIO .............................                   5
                          THE QUALITY INCOME PLUS PORTFOLIO ..........................                   9
                          THE HIGH YIELD PORTFOLIO ...................................                  13
                          THE UTILITIES PORTFOLIO ....................................                  16
                          THE INCOME BUILDER PORTFOLIO ...............................                  20
                          THE DIVIDEND GROWTH PORTFOLIO ..............................                  24
                          THE GLOBAL DIVIDEND GROWTH PORTFOLIO .......................                  27
                          THE EUROPEAN GROWTH PORTFOLIO ..............................                  30
                          THE PACIFIC GROWTH PORTFOLIO ...............................                  34
                          THE EQUITY PORTFOLIO .......................................                  38
                          THE S&P 500 INDEX PORTFOLIO ................................                  41
                          THE GLOBAL ADVANTAGE PORTFOLIO .............................                  44
                          THE AGGRESSIVE EQUITY PORTFOLIO ............................                  47
                          THE INFORMATION PORTFOLIO ..................................                  51
                          THE STRATEGIST PORTFOLIO ...................................                  55
Additional Investment
Strategy Information      ............................................................                  59
Additional Risk
Information               ............................................................                  60
Portfolio Management      ............................................................                  65
Shareholder Information   PRICING FUND SHARES ........................................                  68
                          PLAN OF DISTRIBUTION .......................................                  68
                          DISTRIBUTIONS ..............................................                  68
                          TAX CONSEQUENCES ...........................................                  69
Financial Highlights      ............................................................                  70

                          THIS PROSPECTUS CONTAINS IMPORTANT INFORMATION ABOUT THE FUND.
                          PLEASE READ IT CAREFULLY AND KEEP IT FOR FUTURE REFERENCE.

               Eligible Investors


                    Morgan Stanley Variable Investment Series (the "Fund") is comprised of 16 separate Portfolios (each a "Portfolio"), each with its own distinct investment objective(s) and policies. The Fund is offered exclusively to the following life insurance companies in connection with particular life insurance and/or annuity contracts they offer (the "Contracts"):



                               Insurance Company               Type of Policy
                               -----------------------------------------------------------------------------
                                    Allstate Life Insurance    Certain Flexible Premium Variable Annuity and
                                                    Company    Variable Life Insurance Contracts
                               -----------------------------------------------------------------------------
                                    Allstate Life Insurance    Certain Flexible Premium Deferred Variable
                                        Company of New York    Annuity Contracts
                               -----------------------------------------------------------------------------
                                 Glenbrook Life and Annuity    Certain Flexible Premium Deferred Variable
                                                    Company    Annuity Contracts and Certain Flexible
                                                               Premium Variable Life Insurance Contracts
                               -----------------------------------------------------------------------------


                    Shares of each Portfolio are purchased by the life insurance companies at net asset value per share without a sales charge in accordance with instructions received from the owners of the applicable Contract.

                    The Fund also offers Class X shares through a separate prospectus. Class X shares are subject to lower expenses, but are only available through certain eligible Contracts. For more information, contact the insurance company offering the accompanying prospectus.

[Sidebar]
MONEY MARKET
A portfolio having the goal to select securities to provide current income while seeking to maintain a stable share price of $1.00.

YIELD
The Portfolio's yield reflects the actual income the Portfolio pays to you expressed as a percentage of the Portfolio share price. Because the Portfolio's income from its portfolio securities will fluctuate, the income it in turn distributes to you and the Portfolio's yield will vary.
[End Sidebar]
               The Portfolios

               The Money Market Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Money Market Portfolio seeks high current income, preservation of capital and liquidity.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio invests in high quality, short-term debt obligations. In selecting investments, the "Investment
                    Manager," Morgan Stanley Investment Advisors Inc., seeks to maintain the Portfolio's share price at $1.00. A mutual fund's share price remaining stable at $1.00 means that the fund would preserve the principal value of the shareholders' investments.

                    The Portfolio's investments include the following money market instruments:

                    - Commercial paper.

                    - Corporate obligations.

                    - Debt obligations of U.S. regulated banks and instruments secured by those obligations. These investments include certificates of deposit.

                    - Eurodollar certificates of deposit.

                    - Certificates of deposit of savings banks and savings and loan associations.


                    - Debt obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or its instrumentalities.


                    - Repurchase agreements, which may be viewed as a type of
                      secured lending by the Portfolio.

                    The Portfolio may purchase debt obligations that have fixed, variable or floating rates of interest. The interest rates payable on variable rate or floating rate obligations may fluctuate based upon changes in market rates.

                    The Portfolio attempts to balance its objectives of high income, capital preservation and liquidity by investing in securities of varying maturities and risks.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives.

                    Principal risks of investing in the Portfolio are associated with its debt obligation investments. All debt obligations, such as bonds, are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates.

                    The Investment Manager actively manages the Portfolio's assets to reduce the risk of losing any principal investment as a result of credit or interest rate risks. The Portfolio's assets are reviewed

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table shows the average annual total returns of the Portfolio's Class Y shares.
[End Sidebar]
                    to maintain or improve creditworthiness. In addition, federal regulations require money market funds to invest only in debt obligations of high quality and short maturities, and repurchase agreements with respect to such obligations.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.


                    An investment in the Portfolio is not a bank deposit and is not guaranteed or insured by the FDIC or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, if it is unable to do so, you can lose money by investing in the Portfolio.


[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Money Market Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. For the Portfolio's current 7-day yield, you may call (800) 869-NEWS. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001  3.68%
      '02  1.08%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS 0.15%.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 1.30% (quarter ended March 31, 2001) and the lowest return for a calendar quarter was 0.22% (quarter ended December 31, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
                               ------------------------------------------------------------------------
                                                                                      Life of Portfolio
                                                                         Past 1 Year   (Since 06/5/00)
                               ------------------------------------------------------------------------
                                The Money Market Portfolio                     1.08%           3.16%
                               ------------------------------------------------------------------------

[Sidebar]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.49%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.02%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.76%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $78           $243          $422          $942
          ----------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income rather than rise in value.
[End Sidebar]
               The Limited Duration Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

                    The Limited Duration Portfolio seeks to provide a high level of current income, consistent with the preservation of capital.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in bonds issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), and investment grade corporate and other types of bonds, including asset-backed securities. In selecting portfolio investments, the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers both domestic and international economic developments, interest rate trends, the steepness of the yield curve and other factors and seeks to maintain an overall average duration for the Portfolio of three years or less.



                    Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.


                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.


                    Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


                    In addition, the Portfolio may invest up to 25% of its net assets in investment grade fixed-income securities issued by foreign governments or corporations. The Portfolio's investments also may include "Rule 144A" fixed-income securities, which are subject to resale restrictions. Up to 5% of the Portfolio's net assets may be invested in fixed-income securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager

                    (commonly known as "junk bonds"). The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    Principal risks of investing in the Portfolio are associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.



                    Duration is a measure of the expected life of a fixed-income security and is considered a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average maturity. There are certain situations involving variable rate and mortgage-backed securities where duration calculation may not properly reflect the interest rate exposure of a security.



                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs and asset-backed securities. For example, mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.


                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Limited Duration Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001  6.49%
      '02  3.81%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS 0.63%.



During the period shown in the bar chart, the highest return for a calendar quarter was 3.66% (quarter ended September 30, 2001) and the lowest return for a calendar quarter was -0.25% (quarter ended March 31, 2002).



 AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
 --------------------------------------------------------------
                                              Life of Portfolio
                                 Past 1 Year  (Since 06/05/00)
 --------------------------------------------------------------
  The Limited Duration
  Portfolio                          3.81%             5.50%
 --------------------------------------------------------------
  Lehman Brothers U.S. Credit
  Index (1-5)(1)                     8.88%             9.80%
 --------------------------------------------------------------



 1 THE LEHMAN BROTHERS U.S. CREDIT INDEX (1-5 YEAR) INCLUDES U.S. CORPORATE AND SPECIFIED FOREIGN DEBENTURES AND SECURED NOTES WITH MATURITIES OF ONE TO FIVE YEARS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.45%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.03%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.73%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $75           $233          $406          $906
          ----------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income.
[End Sidebar]
               The Quality Income Plus Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Quality Income Plus Portfolio seeks as a primary objective to provide a high level of current income by investing primarily in U.S. government securities and other fixed-income securities. As a secondary objective the Portfolio seeks capital appreciation but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in (i) U.S. Government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, (ii) debt securities (including zero coupon securities and asset-backed securities) rated at the time of purchase within the four highest bond rating categories by Moody's or S&P or if not rated determined to be of comparable quality by the "Investment Manager," Morgan Stanley Investment Advisors Inc., and (iii) Yankee government bonds rated at the time of purchase within the four highest rating categories of Moody's or S&P or if not rated determined to be of comparable quality by the Investment Manager. Yankee government bonds are U.S. dollar denominated bonds issued by foreign government agencies or instrumentalities (no more than 20% of the Portfolio's assets may be invested in Yankee government bonds). The Portfolio is not limited as to the maturities of the U.S. Government and other debt securities in which it may invest.


                    In making investment decisions for the Portfolio, the Investment Manager considers both domestic and international economic developments, interest rate trends and other factors. The Investment Manager evaluates technical considerations such as the relative supply of and demand for corporate notes and U.S. Treasury and agencies issues before it decides upon an asset allocation. Similarly, the assessment of the strength of individual companies that issue corporate debt and the overall country risk of sovereign debt obligations contribute to the decision-making process.

                    Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest, is a mortgage pass-through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.


                    Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


                    Borrowing. In seeking to increase income, the Portfolio may borrow to purchase securities. Such borrowing may not exceed 25% of the Portfolio's assets.

                    Other Investments. The Portfolio may invest up to 15% of its net assets in Yankee corporate bonds which are rated at the time of purchase within the four highest grades as determined by Moody's or S&P or which, if not rated, are of comparable quality as determined by the Investment Manager. Yankee corporate bonds are U.S. dollar denominated debt securities issued by foreign companies. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value and/or yield of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investing in the Portfolio is associated with the Portfolio's investments in fixed-income securities. These risks are credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example mortgage-backed securities and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

                    The Portfolio may borrow money to purchase securities. To the extent that the Portfolio engages in such practice it may be leveraged. Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of the Portfolio's investments.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Quality Income Plus Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001  9.33%
      '02  5.26%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS 1.71%.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 4.02% (September 30, 2001) and the lowest return for a calendar quarter was -1.05% (quarter ended March 31, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
                               ------------------------------------------------------------------------
                                                                                      Life of Portfolio
                                                                         Past 1 Year  (Since 06/05/00)
                               ------------------------------------------------------------------------
                                The Quality Income Plus Portfolio             5.26%            8.95%
                               ------------------------------------------------------------------------
                                Lehman Brothers U.S. Aggregate Bond
                                Index(1)                                     10.26%           10.52%
                               ------------------------------------------------------------------------



 1 THE LEHMAN BROTHERS U.S. AGGREGATE BOND INDEX TRACKS THE PERFORMANCE OF ALL U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES, INVESTMENT-GRADE CORPORATE DEBT SECURITIES, AGENCY MORTGAGE-BACKED SECURITIES, ASSET-BACKED SECURITIES AND COMMERCIAL MORTGAGE- BASED SECURITIES. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.50%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.02%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.77%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $79           $246          $428          $954
          ----------------------------------------------------

[Sidebar]
INCOME
An investment objective having the goal of selecting securities to pay out income.
[End Sidebar]
               The High Yield Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------

                    The High Yield Portfolio seeks as a primary objective to provide a high level of current income by investing in a diversified portfolio consisting principally of fixed-income securities, which may include both non-convertible and convertible debt securities and preferred stocks. As a secondary objective the Portfolio will seek capital appreciation, but only when consistent with its primary objective.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in fixed-income securities (including zero coupon securities) rated below Baa by Moody's or below BBB by S&P or in nonrated securities considered by the Investment Manager to be appropriate investments for the Portfolio. Such securities may also include "Rule 144A" securities, which are subject to resale restrictions. Shareholders of the Portfolio will receive at least 60 days prior notice of any changes in this policy. Securities rated below Baa or BBB are commonly known as "junk bonds." There are no minimum quality ratings for investments, and as such the Portfolio may invest in securities which no longer make payments of interest or principal.


                    In making investment decisions the "Investment Manager," Morgan Stanley Investment Advisors Inc., considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In evaluating an issuer's creditworthiness the Investment Manager relies principally on its own analysis. A security's credit rating is simply one factor that may be considered by the Investment Manager in this regard.

                    In addition to junk bonds, the Portfolio may invest in the following:


                    - Higher rated fixed-income securities -- The Portfolio may invest in securities rated Baa or BBB or higher (or if not rated, determined to be of comparable quality) when the Investment Manager believes that such securities may produce attractive yields.



                    - Asset-backed securities -- Asset-backed securities
                      represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


                    - Foreign securities -- The Portfolio may invest up to 20%
                      of its net assets in securities issued by foreign governments and other foreign issuers (including American depositary receipts or other similar securities convertible into securities of foreign issuers) but not more than 10% of its assets in these securities may be denominated in foreign currencies.

                    - Unit Offerings -- The Portfolio may purchase units which combine debt securities with equity securities and/or warrants.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and yield will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.

[End Sidebar]


                    A principal risk of investing in the Portfolio is associated with its investments in junk bonds. Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds have been found generally to be less sensitive to changes in prevailing interest rates than higher rated securities but are more likely to be sensitive to adverse economic changes or individual corporate developments. In addition, all fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.



                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investment in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the High Yield Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001  -33.92%
      '02   -7.36%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS 6.71%.



During the period shown in the bar chart, the highest return for a calendar quarter was 3.18% (quarter ended December 31, 2002) and the lowest return for a calendar quarter was -17.23% (quarter ended September 30, 2001).

[Sidebar]
AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
                               ---------------------------------------------------------------------------
                                                                                         Life of Portfolio
                                                                          Past 1 Year    (Since 06/05/00)
                               ---------------------------------------------------------------------------
                                The High Yield Portfolio                         -7.36%           -28.09%
                               ---------------------------------------------------------------------------
                                Lehman Brothers U.S. Corporate High
                                Yield Index(1)                                   -1.41%             0.17%
                               ---------------------------------------------------------------------------



 1 THE LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD INDEX TRACKS THE PERFORMANCE OF ALL BELOW INVESTMENT-GRADE SECURITIES, WHICH HAVE AT LEAST $100 MILLION IN OUTSTANDING ISSUANCE, A MATURITY GREATER THAN ONE YEAR AND ARE ISSUED IN FIXED-RATE U.S. DOLLAR DENOMINATIONS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.



[ICON]


                    FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.50%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.23%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.98%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $100          $312          $542         $1,201
          ----------------------------------------------------

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Utilities Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Utilities Portfolio seeks both capital appreciation and current income.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in the securities of companies engaged in the utilities industry. These companies are involved in various aspects of the industry, such as communications, and gas and electric energy, but they do not include public broadcasting companies. A company will be considered engaged in the utilities industry if it derives at least 50% of its revenues or earnings from that industry or it devotes at least 50% of its assets to activities in that industry. These may include companies involved in, among other things, telecommunications, computers and other new or emerging technologies, gas and electric energy, water distribution, the Internet and Internet related services. The companies may be traditionally regulated public utilities or fully or partially deregulated utility companies as well as unregulated utility companies. The Portfolio may invest up to 25% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange.


                    The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., will shift the Portfolio's assets between different segments of the utilities industry and between common stock, other equity securities and investment grade fixed-income securities based on its view of prevailing market, economic and financial conditions. The Portfolio does not have any set policies to concentrate its assets in any particular segment of the utilities industry or any particular type of security. However, the Portfolio's policy to concentrate its assets in the utilities industry is fundamental, and may not be changed without shareholder approval. In selecting common stock and other equity securities, the Investment Manager considers earnings and dividend growth, book value, dividend discount and price/earnings relationships. In addition, the Investment Manager makes continuing assessments of management, the prevailing regulatory framework and industry trends. Computer-based equity selection models also may be used. If the Investment Manager believes favorable conditions for capital growth of equity securities are not prevalent at a particular time, it may allocate the Portfolio's assets predominantly or exclusively to debt securities with the aim of obtaining current income and thus benefitting long-term growth of capital.


                    The Portfolio may invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as a pool of power generation assets or other utility assets or utility related assets, automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.



                    The Portfolio may invest up to 20% of its assets in securities of companies not engaged in the utilities industry, in U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities and in real estate investment trusts (commonly known as "REITs"). Up to 10% of the Portfolio's net assets may be invested in convertible securities, a portion of which may be rated below investment grade. These securities may carry risks associated with both common stock and fixed-income securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    The Portfolio invests primarily in securities of companies in the utilities industry. The Portfolio's investments in the utilities industry are impacted by a host of risks particular to that industry. Changing regulation constitutes one of the key industry-specific risks for the Portfolio. State and other regulators monitor and control utility revenues and costs, and therefore may limit utility profits and dividends paid to investors. Regulatory authorities also may restrict a company's access to new markets, thereby diminishing the company's long-term prospects. The deregulation of certain utilities companies may eliminate restrictions on profits and dividends, but may also subject these companies to greater risks of loss. Individual sectors of the utility market are subject to additional risks. These risks apply to all utility companies -- regulated, fully or partially deregulated and unregulated. For example, telecommunications companies have been affected by technological development leading to increased competition, as well as changing regulation of local and long-distance telephone service and other telecommunications businesses. Certain telecommunications companies have not benefitted from the new competitive climate.

                    Certain utilities companies may incur unexpected increases in fuel and other operating costs. They are adversely affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investment and rising interest rates lead to higher financing costs and reduced earnings. There are also the considerable costs associated with environmental compliance, nuclear waste clean-up, and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

                    Among gas companies, there has been a move to diversify into oil and gas exploration and development, making investment return more sensitive to energy prices. In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.


                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.



                    The Portfolio's investment in fixed-income securities is subject to credit risk and interest rate risk. Credit risk refers to a possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


                    There are also particular risks associated with the Portfolio's investments in asset-backed securities. For example, asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]


                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Utilities Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001  -25.98%
      '02  -23.08%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -3.35%.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 9.96% (quarter ended December 31, 2002) and the lowest return for a calendar quarter was -15.79% (quarter ended September 30, 2002).



 AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
 ------------------------------------------------------------------
                                                  Life of Portfolio
                                   Past 1 Year    (Since 06/05/00)
 ------------------------------------------------------------------
  The Utilities Portfolio                -23.08%           -19.03%
 ------------------------------------------------------------------
  S&P 500 Index(1)                       -22.09%           -16.88%
 ------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.65%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.03%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.93%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $95           $296          $515         $1,143
          ----------------------------------------------------

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Income Builder Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Income Builder Portfolio seeks as a primary objective reasonable income. Growth of capital is the secondary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets invested in income-producing equity securities, including common stock, preferred stock, convertible securities and real estate investment trusts (commonly known as "REITs"). The "Investment Manager," Morgan Stanley Investment Advisors Inc., uses a value-oriented style in the selection of securities. Investments are normally made primarily in
                    (i) common stocks (including depositary receipts) of large capitalization companies with a record of paying dividends and which, in the opinion of the Investment Manager, have the potential for maintaining dividends, (ii) preferred stock and (iii) securities convertible into common stocks of small-, mid- and large-cap companies -- including synthetic and enhanced convertibles. The Portfolio's investments may also include "Rule 144A" securities, which are subject to resale restrictions, and foreign securities.



                    The Investment Manager follows a "bottom-up" approach in the selection of convertible securities for the Portfolio. Beginning with a universe of about 500 companies, the Investment Manager narrows the focus to small-, mid- and large-cap companies and reviews the issues to determine if the convertible is trading with the underlying equity security. The yield of the underlying equity security is evaluated and company fundamentals are studied to evaluate cash flow, risk/reward balance, valuation and the prospects for growth.



                    The Portfolio may invest up to 25% of its net assets in "enhanced" convertible securities. Enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities, which are convertible only at the option of the security holder.



                    The Portfolio may invest up to 10% of its net assets in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

                    The Portfolio may invest up to 35% of its net assets in U.S. government securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities and non-convertible fixed-income securities (including zero coupon securities). Up to 20% of the Portfolio's net assets may be invested in non-convertible fixed-income securities rated lower than investment grade by S&P or Moody's (but not below B) or, if unrated, of comparable quality as determined by the Investment Manager (commonly known as "junk bonds"). The 20% limitation is not applicable to convertible securities.



                    Up to 20% of the Portfolio's assets may be invested in common stocks that do not pay a dividend. The Portfolio may also invest in futures with respect to stock indexes, financial instruments and interest rate indexes and may purchase and sell options on securities, securities indexes and stock index futures. The Portfolio may use futures and options to facilitate trading, to increase or decrease the Portfolio's market exposure or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


                    The Portfolio may invest up to 25% of its net assets in foreign securities (including depositary receipts). This percentage limitation, however, does not apply to securities of foreign companies that are listed in the U.S. on a national securities exchange.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.



                    Another principal risk of investing in the Portfolio is associated with its fixed-income investments (including zero coupon securities). All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.



                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities. In addition, because the convertible securities in which the Portfolio invests are convertible into the common stocks of small- and mid-cap companies, the Portfolio is subject to the specific risks associated with investing in small- and mid-cap companies. Investments in small and medium capitalization companies involve greater risk of volatility than is customarily associated with investments in more established companies as well as certain other additional risks.


                    There are also special risks associated with the Portfolio's investments in "enhanced" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.

[End Sidebar]


                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.



                    The Portfolio is subject to the risks associated with REITs, which pool investors' funds for investments primarily in commercial real estate properties.



                    There are also particular risks associated with the Portfolio's investments in options and futures. Positions in options and futures contracts may be closed out only on an exchange, which provides a secondary market for such options and futures. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. The inability to close out an option or futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of options and futures involves the risk of imperfect or no correlation where the securities underlying options and futures contracts have different maturities than the securities that are the subject of the hedge.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Income Builder Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001   2.10%
      '02  -7.96%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -3.08%.



During the period shown in the bar chart, the highest return for a calendar quarter was 7.40% (quarter ended December 31, 2002) and the lowest return for a calendar quarter was -12.95% (quarter ended September 30, 2002).

[Sidebar]
AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 06/05/00)
                               ----------------------------------------------------------------------------
                                The Income Builder Portfolio                      -7.96%            -1.98%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -22.09%           -16.88%
                               ----------------------------------------------------------------------------
                                Russell 1000 Value Index(2)                      -15.52%            -6.72%
                               ----------------------------------------------------------------------------
                                Lehman Brothers U.S. Government/Credit
                                Index(3)                                          11.04%            10.88%
                               ----------------------------------------------------------------------------



 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2 THE BENCHMARK FOR THE PORTFOLIO HAS CHANGED FROM THE S&P 500 INDEX TO THE RUSSELL 1000 VALUE INDEX TO MORE ACCURATELY REFLECT ITS INVESTABLE UNIVERSE. THE RUSSELL 1000 VALUE INDEX MEASURES THE PERFORMANCE OF COMPANIES IN THE RUSSELL 1000 INDEX WITH LOWER PRICE-TO-BOOK RATIOS AND LOWER FORECASTED GROWTH VALUES. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 3 THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.




[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.75%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.05%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     1.05%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $107          $334          $579         $1,283
          ----------------------------------------------------

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Dividend Growth Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Dividend Growth Portfolio seeks to provide reasonable current income and long term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will invest at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The "Investment Manager," Morgan Stanley Investment Advisors Inc., initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the Portfolio.



                    The Portfolio may invest up to 20% of its assets in convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and investment grade fixed-income securities (including zero coupon securities). The Portfolio's stock investments may include foreign securities held directly (or in the form of depositary receipts that are listed in the United States on a national securities exchange).


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Dividend Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001   -5.42%
      '02  -18.23%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -5.07%.



During the period shown in the bar chart, the highest return for a calendar quarter was 9.04% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -21.10% (quarter ended September 30, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 06/05/00)
                               ----------------------------------------------------------------------------
                                The Dividend Growth Portfolio                    -18.23%            -6.88%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -22.09%           -16.88%
                               ----------------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.55%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.02%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.82%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $84           $262          $455         $1,014
          ----------------------------------------------------

[Sidebar]
GROWTH & INCOME
An investment objective having the goal of selecting securities with the potental to rise in price and pay out income.
[End Sidebar]
               The Global Dividend Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Global Dividend Growth Portfolio seeks to provide reasonable current income and long term growth of income and capital.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in dividend paying equity securities issued by issuers located in various countries around the world. The
                    "Investment Manager," Morgan Stanley Investment Advisors
                    Inc., seeks investments primarily in common stock of companies with a record of paying dividends and potential for increasing dividends. The Portfolio invests in at least three separate countries. The percentage of assets invested in particular geographic sectors will shift from time to time in accordance with the judgement of the Investment
                    Manager.

                    Up to 20% of the Portfolio's assets may be invested as follows:

                    - Convertible securities, U.S. government securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, fixed-income securities issued by foreign governments and international organizations and investment grade debt securities (including zero coupon securities).


                    - Forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.



                    Another principal risk relates to the Portfolio's investments in foreign securities. In particular, foreign security investments may be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Global Dividend Growth Portfolio.
                    The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001   -6.44%
      '02  -12.72%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -8.55%.



During the period shown in the bar chart, the highest return for a calendar quarter was 10.54% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -20.61% (quarter ended September 30, 2002).



 AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
 ------------------------------------------------------------------
                                                  Life of Portfolio
                                   Past 1 Year    (Since 06/05/00)
 ------------------------------------------------------------------
  The Global Dividend Growth
  Portfolio                              -12.72%            -7.55%
 ------------------------------------------------------------------
  MSCI World Index(1)                    -19.89%           -18.57%
 ------------------------------------------------------------------


 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE AND THE
     ASIA/PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.75%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.06%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     1.06%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $108          $337          $585         $1,294
          ----------------------------------------------------

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The European Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The European Growth Portfolio seeks to maximize the capital appreciation of its investments.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in securities issued by issuers located in European countries. A company is considered located in Europe if
                    (i) it is organized under the laws of a European country and has a principal office in a European country; (ii) it derives at least 50% of its total revenue from business in Europe; or (iii) the company's equity securities are traded principally on a stock exchange in Europe. The principal countries in which the Portfolio invests are France, the United Kingdom, Germany, the Netherlands, Spain, Sweden, Switzerland and Italy. The Portfolio invests in at least three separate countries.


                    The Portfolio generally invests principally in equity securities (which may include depositary receipts or convertible securities) but may also invest without limitation in fixed-income securities issued or guaranteed by European governments when the "Investment Manager," Morgan Stanley Investment Advisors Inc., or the "Sub-Advisor," Morgan Stanley Investment Management Inc., determine such investments to be appropriate.


                    The Investment Manager and/or the Sub-Advisor generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities which in their view possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.


                    The Portfolio may invest up to 20% of its assets as follows:

                    - Equity securities issued by non-European issuers, and
                      government and convertible securities issued by non-European governmental or private issuers.


                    - Forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated. The Portfolio may also use forward foreign currency exchange contracts to modify the Portfolio's exposure to various currency markets.


                    The Portfolio may invest up to 5% of its net assets in put and call options with respect to foreign currencies. The Portfolio may also purchase and sell stock index futures contracts and options thereon. Stock index futures and options thereon may be used to facilitate trading, to increase the Portfolio's market exposure or to seek to protect against an increase in the prices of securities that may be purchased.

                    The Portfolio may invest in warrants and acquire warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk factor associated with investment in the Portfolio relates to the Portfolio's investments in Europe. In particular, adverse political, social or economic developments in Europe, or in a particular European country, could cause a substantial decline in the value of the Portfolio.


                    The Portfolio's investments in common stock are also subject to the risks that affect all common stocks. In particular, prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.


                    The conversion to a single European currency by many European countries could potentially adversely affect the value and/or increase the volatility of the Portfolio's investments.


                    In addition, the Portfolio is subject to the risks associated with foreign securities generally. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social, and economic developments abroad.



                    In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common and fixed-income securities.

                    The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the European Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001  -17.92%
      '02  -21.53%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -10.84%.



During the period shown in the bar chart, the highest return for a calendar quarter was 9.47% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -22.64% (quarter ended September 30, 2002).



 AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
 ------------------------------------------------------------------
                                                  Life of Portfolio
                                   Past 1 Year    (Since 06/05/00)
 ------------------------------------------------------------------
  The European Growth Portfolio      -21.53%               -18.21%
 ------------------------------------------------------------------
  MSCI Europe Index(1)               -18.38%               -17.86%
 ------------------------------------------------------------------



 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) EUROPE INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS WITHIN AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, ITALY, THE NETHERLANDS, NORWAY, PORTUGAL, SPAIN, SWEDEN, SWITZERLAND, IRELAND AND THE UNITED KINGDOM. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.95%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.10%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     1.30%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $132          $412          $713         $1,568
          ----------------------------------------------------

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Pacific Growth Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Pacific Growth Portfolio seeks to maximize the capital appreciation of its investments.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in common stocks (including depositary receipts) and other securities of companies which have a principal place of business in, or which derive a majority of their revenues from business in, Asia, Australia or New Zealand. The principal Asian countries include: Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India, Indonesia, Taiwan and South Korea. The Portfolio's assets are invested in at least three countries. The Portfolio, however, may invest more than 25% of its net assets in Japan, Hong Kong, Malaysia, South Korea and and/or Taiwan. Thus, the investment performance of the Portfolio may be subject to the social, political and economic events occurring in these countries to a greater extent than other countries.



                    The "Investment Manager," Morgan Stanley Investment Advisors Inc., and the "Sub-Advisor," Morgan Stanley Investment Management Inc., generally invest Portfolio assets in companies they believe have a high rate of earnings growth potential. They also select securities, which in their view, possess, both on an absolute basis and as compared with other securities around the world, attractive price/earnings, price/cash flow and price/revenue ratios.


                    The Portfolio may invest up to 20% of its assets as follows:

                    - Equity, fixed-income or convertible securities (including zero coupon securities) of companies located anywhere in the world, including the United States.


                    - Forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with a delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and securities it intends to purchase and the currencies in which they are denominated.



                    In addition, the Portfolio may invest in put and call options with respect to foreign currencies.


                    The Portfolio may invest up to 10% of its net assets in securities issued by other investment companies. The Investment Manager and/or Sub-Advisor may view these investments as necessary or advisable to participate in certain foreign markets where foreigners are prohibited from investing directly in the securities of individual companies without regulatory approval.

                    The Portfolio may invest in warrants and acquire warrants attached to other securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    The Portfolio's investments in common stock are subject to the risks that affect all common stocks. In particular, prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.



                    A principal risk of investment in the Portfolio relates to the Portfolio's investments in the Pacific region. In particular, adverse political, social or economic developments in the Pacific region or in a particular Pacific country could cause a substantial decline in the value of the Portfolio.



                    In addition, the Portfolio is subject to the risks associated with foreign securities generally. These risks include among other things the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investment in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad. The Portfolio may invest a substantial portion of its assets in emerging market countries. These are countries that major financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Hong Kong, Singapore, Australia, New Zealand and most nations located in Western Europe. These investments carry greater risks than those associated with investments in more developed countries.



                    In addition, the Portfolio's investments in fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


                    The performance of the Portfolio also will depend on whether the Sub-Advisor is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Pacific Growth Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001  -27.26%
      '02  -23.56%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -8.20%.


                    During the period shown in the bar chart, the highest return for a calendar quarter was 5.56% (quarter ended
                    December 31, 2001) and the lowest return for a calendar quarter was -21.58% (quarter ended September 30, 2001).


 AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
 ------------------------------------------------------------------
                                                  Life of Portfolio
                                   Past 1 Year    (Since 06/05/00)
 ------------------------------------------------------------------
  The Pacific Growth Portfolio           -23.56%           -29.48%
 ------------------------------------------------------------------
  MSCI World Index(1)                    -19.89%           -18.57%
 ------------------------------------------------------------------


 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE AND THE
     ASIA/PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.95%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.98%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     2.18%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $221          $682         $1,169        $2,513
          ----------------------------------------------------

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price.
[End Sidebar]
               The Equity Portfolio

[ICON]              INVESTMENT OBJECTIVES
--------------------------------------------------------------------------------
                    The Equity Portfolio seeks as a primary objective growth of capital through investments in common stocks of companies believed by the Investment Manager to have potential for superior growth. As a secondary objective the Equity
                    Portfolio seeks income but only when consistent with its primary objective.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in equity securities and securities convertible into equity securities. In selecting investments, the "Investment
                    Manager," Morgan Stanley Investment Advisors Inc., may employ valuation models based on various economic and market indicators. The Investment Manager currently utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment
                    Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager then selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens.


                    The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at which stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.


                    The Portfolio may invest up to 20% of its assets in corporate debt securities (including zero coupon securities) rated Aa or better by Moody's or AA or better by S&P, U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and preferred stocks.

                    The Portfolio may invest in securities of Canadian issuers registered under the Securities Exchange Act of 1934 or American Depositary Receipts.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objectives. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stock. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions. Stocks of small- and medium-capitalization companies in which the Portfolio may invest pose greater risk of volatility than is customarily associated with larger established companies as well as certain other additional risks. The Portfolio's emphasis on industries may cause its performance

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]
                    to be more sensitive to developments affecting particular industries than that of a fund which places greater emphasis on individual companies.


                    Another principal risk relates to the Portfolio's investments in fixed-income securities. Fixed-income securities involve credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.


                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Equity Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001  -27.07%
      '02  -21.45%


YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -3.13%.


During the period shown in the bar chart, the highest return for a calendar quarter was 10.98% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -20.89% (quarter ended March 31, 2001).


                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 06/05/00)
                               ----------------------------------------------------------------------------
                                The Equity Portfolio                             -21.45%           -20.75%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -22.09%           -16.88%
                               ----------------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GOUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.50%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.01%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.76%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $78           $243          $422          $942
          ----------------------------------------------------

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The S&P 500 Index Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

                    The S&P 500 Index Portfolio seeks to provide investment results that, before expenses, correspond to the total return (I.E., the combination of capital changes and income) of the Standard & Poor's-Registered Trademark- 500 Composite Stock Price Index ("S&P 500 Index").


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 80% of its assets in common stocks included in the S&P 500 Index. The "Investment Manager," Morgan Stanley Investment Advisors Inc., "passively" manages the Portfolio's assets by investing in stocks in approximately the same proportion as they are represented in the S&P 500 Index. For example, where the common stock of a specific company represents 5% of the Index, the Investment Manager typically will invest 5% of the Portfolio's assets in that stock. The S&P 500 Index is a well-known stock market index that includes common stocks of 500 companies representing a significant portion of the market value of all common stocks publicly traded in the United States.



                    The Portfolio may purchase and sell stock index futures to simulate investment in the S&P 500 Index. Generally stock index futures may be employed to provide liquidity necessary to meet anticipated redemptions or for day-to-day operating purposes.


                    The Portfolios may invest in securities referred to as SPDRs (known as "spiders") that are designed to track the S&P 500 Index. SPDRs represent an ownership interest in the SPDR Trust, which holds a portfolio of common stocks that closely tracks the price performance and dividend yield of the S&P 500 Index. SPDRs trade on the American Stock Exchange like shares of common stock. The Portfolio may invest up to 10% of its total assets in the aggregate in SPDRs.
                              ---------------------------------------

                    "Standard & Poor's-Registered Trademark-,"
                    "S&P-Registered Trademark-,"
                    "S&P 500-Registered Trademark-," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the S&P 500 Index Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Portfolio. (Please see the Statement of Additional Information which sets forth certain additional disclaimers and limitations of liabilities on behalf of S&P.)

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company, as well as general market, economic and political conditions.


                    Another risk of investing in the Portfolio arises from its operation as a "passively" managed index fund. As such, the adverse performance of a particular stock ordinarily will not result in the elimination of the stock from the Portfolio. The Portfolio will remain invested in common stocks even when stock prices are generally falling. Ordinarily, the Investment Manager will not sell the Portfolio's securities except to reflect additions or deletions of the stocks that comprise the S&P 500 Index, or as may be necessary to raise cash to pay Portfolio shareholders who sell (redeem) Portfolio shares.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL
TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

                    The performance of the S&P 500 Index is a hypothetical number which does not take into account brokerage commissions and other transaction costs, custody and other costs of investing which will be borne by the Portfolio and any incremental operating costs borne by the Portfolio (E.G., management fee, transfer agency and accounting costs). Accordingly, the performance of the Portfolio may not correlate directly with the performance of the S&P 500 Index.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the S&P 500 Index Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001  -12.53%
      '02  -22.67%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -3.50%.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 10.48% (quarter ended
                    December 31, 2001) and the lowest return for a calendar quarter was -17.43% (quarter ended September 30, 2002).



 AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
 ------------------------------------------------------------------------------------
                                                                    Life of Portfolio
                                                     Past 1 Year    (Since 06/05/00)
 ------------------------------------------------------------------------------------
  The S&P 500 Index Portfolio                              -22.67%           -17.46%
 ------------------------------------------------------------------------------------
  S&P 500 Index(1)                                         -22.09%           -16.88%
 ------------------------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.40%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.06%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.71%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $73           $227          $395          $883
          ----------------------------------------------------

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]

               The Global Advantage Portfolio


[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------

                    The Global Advantage Portfolio seeks long-term capital growth.


[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

                    The Portfolio will normally invest at least 65% of its assets in equity securities of companies located throughout the world (including the United States). The Portfolio's equity securities may include common stock, preferred stock, depositary receipts and/or convertible securities.



                    The Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., utilizes fundamental research to seek companies that it believes have long-term growth potential and/or relatively attractive valuations. The Investment Manager generally utilizes a bottom-up stock selection process, but also considers global industry trends in making certain industry allocations. The Investment Manager typically seeks to construct a portfolio of companies reflecting a mix of both "growth" and "value" styles. The Investment Manager evaluates "growth" type companies through analysis of various earnings measures, and it assesses "value" type companies using measures such as valuation relative to free cash flow generation. In determining whether to sell a particular security, the Investment Manager considers a number of factors, including changes in the issuer's financial and/or industry position, as well as general economic and market conditions.



                    In addition, the Portfolio may utilize forward foreign currency exchange contracts which involve the purchase or sale of a specific amount of foreign currency at the current price with the delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Portfolio may use these instruments to modify its exposure to various currency markets.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------

                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money by investing in this Portfolio.



                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.



                    The Portfolio may invest a substantial portion of its assets in foreign securities. Foreign securities investments may be adversely affected by changes in currency exchange rates. In addition, investment in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]


                    The performance of the Portfolio will also depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.


[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------

                    The bar chart and table below provide some indication of the risks of investing in the Global Advantage Portfolio. The Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.


ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001  -23.53%
      '02  -20.94%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -5.88%.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 8.09% (quarter ended December 31, 2002) and the lowest return for a calendar quarter was -20.76% (quarter ended September 30, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 06/05/00)
                               ----------------------------------------------------------------------------
                                The Global Advantage Portfolio               -20.94%           -22.89%
                               ----------------------------------------------------------------------------
                                MSCI World Index(1)                          -19.89%           -18.57%
                               ----------------------------------------------------------------------------


 1 THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX MEASURES PERFORMANCE FROM A DIVERSE RANGE OF GLOBAL STOCK MARKETS INCLUDING SECURITIES REPRESENTATIVE OF THE MARKET STRUCTURE OF 22 DEVELOPED MARKET COUNTRIES IN NORTH AMERICA, EUROPE AND THE ASIA/ PACIFIC REGION. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.65%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.15%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     1.05%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $107          $334          $579         $1,283
          ----------------------------------------------------

[Sidebar]
CAPITAL GROWTH
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Aggressive Equity Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Aggressive Equity Portfolio seeks long-term capital growth.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in common stocks and other equity securities of companies that the "Investment Manager," Morgan Stanley
                    Investment Advisors Inc., believes offer the potential for superior earnings growth. The Portfolio's other equity securities may include preferred stocks, securities convertible into common stock, rights and warrants. No more than 25% of the Portfolio's net assets may be invested in foreign equity or fixed-income securities denominated in a foreign currency and traded primarily in non-U.S. markets.


                    In deciding which securities to buy, hold or sell, the Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The Investment Manager invests in those industries that it believes will have the strongest relative earnings growth potential given the projected economic outlook. After selecting the Portfolio's target industries, the Investment Manager selects specific companies within those industries whose prospects are deemed attractive after assessing company fundamentals and valuation screens. Company selection is based on the Investment Manager's own analysis and research reports as well as analysis from the equity research departments of recognized securities firms.


                    The Investment Manager has no general criteria as to the market capitalization or asset size of the companies selected for investment and, accordingly, the Portfolio may invest in small and medium-sized companies in addition to larger, more established companies.

                    The Investment Manager utilizes a sector rotation process designed to respond to changing economic cycles by proactively investing in industries that the Investment Manager believes to be positioned to benefit from the current phase of the economic cycle. First, the Investment Manager attempts to identify at what stage of the business cycle the economy is in and which industries have historically outperformed the overall market during that stage of the cycle. To accomplish that task, the Investment Manager establishes an economic forecast based on its short term and long term views of the domestic and global economic cycles. As part of this process, the Investment Manager will attempt to identify secular trends, such as shifting demographics or technological developments, that could add clarity to its analysis. Also considered are competitive industry variables, such as supply and demand, pricing trends and new product cycles.

                    The Portfolio may invest up to 20% of its assets as follows:

                    - (a) fixed-income securities of U.S. companies,
                      (b) fixed-income securities of foreign companies and governments and international organizations, (c) U.S. government securities, issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and (d) real estate investment trusts (commonly known as "REITs"). However, no more than 5% of the Portfolio's assets may be invested in debt securities rated lower than investment grade, or if unrated of comparable quality as determined by the Investment Manager (commonly known as "junk bonds").

                    - Forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at a specified price with delivery at a specified future date. The Portfolio may use these contracts to hedge against adverse price movements in its portfolio securities and the currencies in which they are denominated.



                    - Put and call options and futures with respect to financial instruments, stock and interest rate indexes and foreign currencies (with a limit of 5% of its assets for the purchase of put and call options). Options and futures may be used to seek higher returns or to seek to protect against a decline in security or currency prices or an increase in prices of securities or currencies that may be purchased.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.

                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the prices of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio may invest a substantial portion of its assets in securities issued by small and medium sized companies. Investment in small and medium size companies involves greater risk of volatility than is customarily associated with investment in larger established companies as well as certain other additional risks.


                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.


                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Aggressive Equity Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001  -28.61%
      '02  -22.83%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -2.42%.


                    During the period shown in the bar chart, the highest return for a calendar quarter was 7.28% (quarter ended
                    December 31, 2001) and the lowest return for a calendar quarter was -21.41% (quarter ended March 31, 2001).


 AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
 ------------------------------------------------------------------
                                                  Life of Portfolio
                                   Past 1 Year    (Since 06/05/00)
 ------------------------------------------------------------------
  The Aggressive Equity
  Portfolio                              -22.83%           -21.47%
 ------------------------------------------------------------------
  S&P 500 Index(1)                       -22.09%           -16.88%
 ------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.75%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.09%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     1.09%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $111          $347          $601         $1,329
          ----------------------------------------------------

[Sidebar]
CAPITAL APPRECIATION
An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[End Sidebar]
               The Information Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Information Portfolio seeks long-term capital appreciation.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------
                    The Portfolio will normally invest at least 80% of its assets in common stocks and investment grade convertible securities of companies located throughout the world that are engaged in the communications and information industry.
                    The Portfolio normally holds common stocks and other equity securities of companies located in at least three countries, one of which is the United States. It may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies; however, it will not invest more than 25% of its net assets in any one foreign country.
                    In addition, the Portfolio will not invest more than 10% of its net assets in convertible securities. In deciding which securities to buy, hold or sell, the "Investment Manager,"
                    Morgan Stanley Investment Advisors Inc., considers business, economic and political conditions, in addition to the growth potential of the securities.

                    A company is considered to be in the communications and information industry if it derives at least 35% of its revenues or earnings from, or devotes at least 35% of its assets to:

                    - designing, developing, manufacturing, providing or
                      enabling the following products and services: regular telephone service; communications equipment and services; electronic components and equipment; broadcasting; computer equipment, enabling software, mobile communications and cellular radio/paging; electronic mail and other electronic data transmission services; networking and linkage of word and data processing systems; publishing and information systems; video text and teletext; and emerging technologies combining telephone, television and/or computer systems; or

                    - the creation, packaging, distribution, and ownership of
                      entertainment and information programming.

                    The Portfolio may invest up to 20% of its assets in investment grade corporate fixed-income securities and U.S. government securities. The Portfolio's fixed-income investments may include zero coupon securities.

[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.

                    The Portfolio concentrates its investments in the communications and information industry. Because of this concentration, the value of the Portfolio's shares may be more volatile than that of mutual funds that do not similarly concentrate their investments. The communications and information industry may be subject to greater changes in governmental policies and governmental regulation than in many other industries in the United States and worldwide. Regulatory approval requirements, ownership restrictions and restrictions on rates of return and types of services that may be offered may materially affect the products and services of this industry. Additionally, the products and services of companies in this industry may be subject to faster obsolescence as a result of greater competition, advancing technological developments, and changing market and consumer preferences. As a result, the securities of companies in this industry may exhibit greater price volatility than those of companies in other industries.


                    The Portfolio is subject to the risks associated with foreign securities. These risks include, among other things, the possibility that the Portfolio could be adversely affected by changes in currency exchange rates. In addition, investments in foreign securities may be adversely affected by, among other things, political, social and economic developments abroad.


                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of a broad measure of market performance over time.
[End Sidebar]

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Information Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001  -42.99%
      '02  -43.29%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -0.67%.


                    During the period shown in the bar chart, the highest return for a calendar quarter was 32.50% (quarter ended
                    December 31, 2001) and the lowest return for a calendar quarter was -38.56% (quarter ended March 31, 2001).


 AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
 ------------------------------------------------------------------
                                                  Life of Portfolio
                                   Past 1 Year    (Since 11/06/00)
 ------------------------------------------------------------------
  The Information Portfolio              -43.29%           -42.80%
 ------------------------------------------------------------------
  S&P 500 Index(1)                       -22.09%           -19.09%
 ------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY, AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.75%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.37%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     1.37%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $139          $434          $750         $1,646
          ----------------------------------------------------

[Sidebar]
TOTAL RETURN
An investment objective having the goal of selecting securities with the potential to rise in price and pay out income.
[End Sidebar]
               The Strategist Portfolio

[ICON]              INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------
                    The Strategist Portfolio seeks high total investment return through a fully managed investment policy utilizing equity, fixed-income and money market securities and the writing of covered call and put options.

[ICON]              PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


                    The "Investment Manager," Morgan Stanley Investment Advisors Inc., will actively allocate the Portfolio's assets among the major asset categories of equity securities (including depositary receipts), fixed-income securities and money market instruments. Assets are allocated by the Investment Manager based on, among other things, its assessment of economic and market trends on different sectors of the market. There is no limit as to the percentage of assets that may be allocated to any one asset class.


                    Within the equity sector, the Investment Manager actively allocates funds to those economic sectors it expects to benefit from major trends and to individual stocks which it considers to have superior investment potential.


                    Within the fixed-income sector of the market, the Investment Manager seeks to maximize the return on its investments by adjusting maturities and coupon rates as well as by exploiting yield differentials among different types of investment grade bonds, including short-term and intermediate-term bonds.


                    Within the money market sector of the market, the Investment Manager seeks to maximize returns by exploiting spreads among short-term instruments.

                    Securities in which the Portfolio may invest include common stocks, preferred stocks, convertible securities, investment grade debt securities (including zero coupon securities), U.S. government securities, mortgage-backed securities, including CMOs, asset-backed securities, real estate investment trusts (commonly known as "REITs") and money market instruments. The Portfolio is not limited as to the maturities of the U.S. government securities and other debt securities in which it may invest.


                    The Portfolio may invest up to 20% of its assets in securities issued by foreign governments and foreign private issuers but not more than 10% of its assets in securities denominated in a foreign currency. The Portfolio may also invest in futures with respect to financial instruments and interest rate indexes. The Portfolio may use futures to facilitate allocation of the Portfolio's investments among asset classes, to increase or decrease the Portfolio's exposure to a bond market or to seek to protect against a decline in securities or an increase in prices of securities that may be purchased.


                    Mortgage-Backed Securities. Certain of the securities in which the Portfolio may invest are mortgage-backed securities. One type of mortgage-backed security, in which the Portfolio may invest is a mortgage pass through security. These securities represent a participation interest in a pool of mortgage loans originated by U.S. Governmental or private lenders such as banks. They differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled mortgage loans. Mortgage pass-through securities may be collateralized by mortgages with fixed rates of interest or adjustable rates.

                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways. Certain classes will, as a result of the allocation, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio may invest in any class of CMO.


                    Asset-Backed Securities. The Portfolio may also invest in asset-backed securities. Asset-backed securities represent an interest in a pool of assets such as automobile and credit card receivables or home equity loans that have been securitized in pass-through structures similar to mortgage-backed securities. These types of pass-through securities provide for monthly payment that are a "pass-through" of the monthly interest and principal payments made by the individual borrowers on the pooled receivables.


[ICON]              SUMMARY OF PRINCIPAL RISKS
--------------------------------------------------------------------------------
                    There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of its portfolio securities. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio.


                    A principal risk of investment in the Portfolio is associated with the Portfolio's investments in common stocks. In particular, the price of common stocks may fluctuate widely in response to activities specific to the company as well as general market, economic and political conditions.



                    The Portfolio's investment in fixed-income securities are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debts. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates.



                    The Portfolio is subject to the risks associated with REITs, which pool investors' funds for investments primarily in real estate properties.


                    There are also particular risks associated with the Portfolio's investments in mortgage-backed securities, which include CMOs, and asset-backed securities. For example, mortgage-backed and asset-backed securities are subject to prepayment risk and in some cases may be more volatile and less liquid than other traditional types of debt securities.

                    There are also particular risks associated with the Portfolio's investments in futures. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. The inability to close out a futures contract could have an adverse impact on the Portfolio's ability to hedge effectively. Additionally, the Portfolio's use of futures involves the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the securities that are the subject of the hedge.

                    The Portfolio is also subject to the risks of investing in convertible securities. These securities may carry risks associated with both common stock and fixed-income securities.

[Sidebar]
ANNUAL TOTAL RETURNS

This chart shows how the performance of the Portfolio's Class Y shares has varied from year to year over the past 2 calendar years.


AVERAGE ANNUAL TOTAL RETURNS
This table compares the average annual total returns of the Portfolio's Class Y shares with those of broad measures of market performance over time.
[End Sidebar]

                    The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies. In addition, the Portfolio is subject to other risks from its permissible investments. For information about these risks, as well as more detailed information about the risks summarized in this section, see the "Additional Risk Information" section.

[ICON]              PAST PERFORMANCE
--------------------------------------------------------------------------------
                    The bar chart and table below provide some indication of the risks of investing in the Strategist Portfolio. The
                    Portfolio's past performance does not indicate how it will perform in the future. The returns shown do not reflect fees charged under the life insurance or annuity contracts, which would lower the performance for all periods shown.

ANNUAL TOTAL RETURNS -- Calendar Years

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

     2001  -10.40%
      '02  -10.11%


                    YEAR-TO-DATE TOTAL RETURN AS OF MARCH 31, 2003 WAS -1.74%.



                    During the period shown in the bar chart, the highest return for a calendar quarter was 5.08% (quarter ended
                    December 31, 2002) and the lowest return for a calendar quarter was -10.48% (quarter ended September 30, 2002).



                               AVERAGE ANNUAL TOTAL RETURNS (as of December 31, 2002)
                               ----------------------------------------------------------------------------
                                                                                          Life of Portfolio
                                                                           Past 1 Year    (Since 06/05/00)
                               ----------------------------------------------------------------------------
                                The Strategist Portfolio                         -10.11%            -8.08%
                               ----------------------------------------------------------------------------
                                S&P 500 Index(1)                                 -22.09%           -16.88%
                               ----------------------------------------------------------------------------
                                Lehman Brothers U.S. Government/Credit
                                Index(2)                                          11.04%            10.88%
                               ----------------------------------------------------------------------------


 1 THE STANDARD AND POOR'S 500 INDEX (S&P 500-REGISTERED TRADEMARK- INDEX) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFORMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.
 2 THE LEHMAN BROTHERS U.S. GOVERNMENT/CREDIT INDEX TRACKS THE PERFORMANCE OF GOVERNMENT AND CORPORATE OBLIGATIONS, INCLUDING U.S. GOVERNMENT AGENCY AND TREASURY SECURITIES AND CORPORATE AND YANKEE BONDS. THE INDEX DOES NOT INCLUDE ANY EXPENSES, FEES OR CHARGES. THE INDEX IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT.

[SIDEBAR]


ANNUAL PORTFOLIO


OPERATING EXPENSES



These expenses are deducted from the Portfolio's assets and are based on expenses paid for the fiscal year ended December 31, 2002. The Securities and Exchange Commission requires that the Fund disclose in this table the fees and expenses that you may pay if you buy and hold shares of the Portfolio. In addition, Annual Portfolio Operating Expenses in the table do not reflect the impact of any charges by your insurance company. If it did, expenses would be higher.

[End Sidebar]


[ICON]              FEES AND EXPENSES OF THE PORTFOLIO

--------------------------------------------------------------------------------


                                ANNUAL PORTFOLIO OPERATING EXPENSES
                               ----------------------------------------------------------------------
                                Management fee                                                0.50%
                               ----------------------------------------------------------------------
                                Distribution and service (12b-1) fees                         0.25%
                               ----------------------------------------------------------------------
                                Other expenses                                                0.02%
                               ----------------------------------------------------------------------
                                Total annual Portfolio operating expenses                     0.77%
                               ----------------------------------------------------------------------



                    Example


                    This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.



                    The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions.



                           Expenses Over Time
          ----------------------------------------------------
            1 Year       3 Years       5 Years       10 Years
          ----------------------------------------------------
             $79           $246          $428          $954
          ----------------------------------------------------

               Additional Investment Strategy Information

                    This section provides additional information relating to each Portfolio's principal investment strategies.


                    Investment Discretion. In pursuing each Portfolio's investment objective, the Investment Manager has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Investment Manager in its discretion may determine to use some permitted trading strategies, while not using others. The Sub-Advisor has a similar degree of discretion.


                    Defensive Investing. Each Portfolio (other than the Money Market Portfolio and the S&P 500 Index Portfolio) may take temporary "defensive" positions in attempting to respond to adverse market conditions. Each Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager or Sub-Advisor, as the case may be, believes it advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit of an upswing in the market. When a Portfolio takes a defensive position, it may not achieve its investment objective(s).


                    Investment Policies. The percentage limitations relating to the composition of a Portfolio apply at the time a Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require a Portfolio to sell any Portfolio security. However, a Portfolio may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. A Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.



                    Portfolio Turnover. Each Portfolio, other than the S&P 500 Index Portfolio, may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this PROSPECTUS shows recent portfolio turnover rates for each Portfolio. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs.

               Additional Risk Information

                    This section provides additional information relating to the principal risks of investing in the Portfolios.

                    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                            *    *    *

                    The risks set forth below are applicable to a Portfolio only to the extent the Portfolio invests in the investment described. See "The Portfolios" for a description of the investments which each Portfolio may make.

                    Fixed-Income Securities. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.


                    Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Zero coupon securities (which are purchased at a discount and generally accrue interest, but make no payment until maturity), are typically subject to greater price fluctuations than comparable securities that pay interest. Accordingly, a rise in the general level of interest rates may cause the price of a Portfolio's fixed-income securities to fall substantially.


                    Maturity and Duration. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.


                    Duration is a measure of the expected life of a fixed-income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Investment Manager in the selection of fixed-income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.


                    There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however; their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities generally is thirty years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the

                    Investment Manager will use analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

                    Mortgage-Backed Securities. Mortgage-backed securities have different risk characteristics than traditional debt securities. Although generally the value of fixed-income securities increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Fund to invest the proceeds at generally lower interest rates.

                    Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager, could reduce a Portfolio's yield, increase the volatility of the Portfolio and/or cause a decline in net asset value. Certain mortgage-backed securities in which a Portfolio may invest may be more volatile and less liquid than other traditional types of debt securities.


                    Collateralized Mortgage Obligations ("CMOs"). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively, "Mortgage Assets"). The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to prevailing market yields on Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final scheduled distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayment will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, a Portfolio could sustain a loss.


                    Asset-Backed Securities. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit card use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

                    Junk Bonds. A Portfolio's investments in securities rated lower than investment grade or if unrated of comparable quality as determined by the Investment Manager or Sub-Advisor (commonly known as "junk bonds") pose significant risks. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, the Portfolio may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent a Portfolio may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of the Fund's Trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Portfolios to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in a Portfolio's net asset value.

                    Securities Rated in the Lowest Investment Grade
                    Category. Investments in the fixed-income securities rated in the lowest investment grade category by Moody's or S&P (Baa by Moody's or BBB by S&P) may have speculative characteristics and therefore changes in economic or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.


                    Convertible Securities. A Portfolio's investments in convertible securities, which are securities that generally pay interest and may be converted into common stock, may carry risks associated with both fixed-income securities (discussed above) and common stock. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.


                    A Portfolio that may invest in convertible securities may invest up to 5% of its net assets in convertible securities that are below investment grade quality (see "Junk Bonds" above).

                    Foreign Securities. Foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Portfolio shares is quoted in U.S. dollars, a Portfolio generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

                    Foreign securities also have risks related to economic and political developments abroad, including effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

                    Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of a Portfolio's trades effected in those markets and could result in losses to the Portfolio due to subsequent declines in the value of the securities subject to the trades.


                    A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.



                    Emerging Market Countries. The foreign securities in which certain of the Portfolios may invest (in particular the Pacific Growth Portfolio) may be issued by companies located in emerging market countries. Compared to the United States and other developed countries, emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have been characterized by greater potential loss than securities of companies located in developed countries.



                    Small- & Medium-Capitalization Companies. A Portfolio's investments in small- and medium-capitalization companies carry more risk than investments in larger companies. While some of a Portfolio's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on a Portfolio's ability to sell certain securities at favorable prices and may also make it difficult for a Portfolio to obtain market quotations based on actual trades, for purposes of valuing a Portfolio's securities. Investing in lesser-known, small- and medium-capitalization companies involves greater risk of volatility of a Portfolio's net asset value than is customarily associated with larger, more established companies. Often small- and medium-capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.


                    Options and Futures. If a Portfolio invests in options and/or futures, its participation in these markets would subject the Portfolio to certain risks. The Investment Manager's or the Sub-Advisor's predictions of movements in the direction of the stock, bond, currency or interest rate markets may be inaccurate, and the adverse consequences to the Portfolio (e.g., a reduction in the Portfolio's net asset value or a reduction in the amount of income available for distribution) may leave the Portfolio in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.


                    Forward Foreign Currency Exchange Contracts. A Portfolio's participation in forward foreign currency exchange contracts also involves risks. If the Investment Manager or Sub-Advisor employs a strategy that does not correlate well with the Portfolio's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Portfolio's volatility and may involve a significant risk.


                    Real Estate Investment Trusts ("REITs"). REITs pool investors funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when a Portfolio invests in REITs. The performance of any Portfolio REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

[Sidebar]
MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and together with Morgan Stanley Services Company Inc., its wholly-owned subsidiary, had approximately $115 billion in assets under management as of March 31, 2003.

[End Sidebar]
               Portfolio Management


                    Morgan Stanley Investment Advisors Inc. is the Investment Manager to each Portfolio. Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the Pacific Growth and European Growth Portfolios) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.


                    Each of the Pacific Growth and European Growth Portfolios has retained the Investment Manager to supervise the investment of its assets. The Investment Manager has, in turn, contracted with the Sub-Advisor -- Morgan Stanley Investment Management Inc. -- to invest each Portfolio's assets, including the placing of orders for the purchase and sale of portfolio securities. As of March 31, 2003, Morgan Stanley Investment Management Inc., together with its institutional investment management affiliates, manages approximately $140 billion, primarily for employment benefit plans, investment companies, endowments, foundations and high net worth individuals. The Sub-Advisor also is a subsidiary of Morgan Stanley. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020.


                    Each Portfolio pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to each Portfolio, and for Portfolio expenses assumed by the Investment Manager. The fee is based on the Portfolio's average daily net assets. For the fiscal year ended December 31, 2002, each Portfolio accrued total compensation to the Investment Manager as set forth in the following table.



                                                                                   Management Fees as a
                                                                                   Percentage of Average
                               Name of Portfolio                                     Daily Net Assets
                               -------------------------------------------------------------------------
                                The Money Market Portfolio                                      0.49%
                               -------------------------------------------------------------------------
                                The Limited Duration Portfolio                                  0.45%
                               -------------------------------------------------------------------------
                                The Quality Income Plus Portfolio                               0.50%
                               -------------------------------------------------------------------------
                                The High Yield Portfolio                                        0.50%
                               -------------------------------------------------------------------------
                                The Utilities Portfolio                                         0.65%
                               -------------------------------------------------------------------------
                                The Income Builder Portfolio                                    0.75%
                               -------------------------------------------------------------------------
                                The Dividend Growth Portfolio                                   0.55%
                               -------------------------------------------------------------------------
                                The Global Dividend Growth Portfolio                            0.75%
                               -------------------------------------------------------------------------
                                The European Growth Portfolio                                   0.95%(1)
                               -------------------------------------------------------------------------
                                The Pacific Growth Portfolio                                    0.95%(1)
                               -------------------------------------------------------------------------
                                The Equity Portfolio                                            0.50%
                               -------------------------------------------------------------------------
                                The S&P 500 Index Portfolio                                     0.40%(2)
                               -------------------------------------------------------------------------
                                The Global Advantage Portfolio                                  0.65%
                               -------------------------------------------------------------------------
                                The Aggressive Equity Portfolio                                 0.75%
                               -------------------------------------------------------------------------
                                The Information Portfolio                                       0.75%
                               -------------------------------------------------------------------------
                                The Strategist Portfolio                                        0.50%
                               -------------------------------------------------------------------------



 1   40% OF THE INVESTMENT MANAGER'S COMPENSATION IS PAID TO THE SUB-ADVISOR.
 2 THE INVESTMENT MANAGER HAS PERMANENTLY UNDERTAKEN TO CAP TOTAL EXPENSES OF THE S&P 500 INDEX PORTFOLIO (OTHER THAN BROKERAGE AND 12b-1 FEES) AT 0.50% OF AVERAGE DAILY NET ASSETS.

                    The following individuals are primarily responsible for the day-to-day management of certain of the Portfolios of the Fund.



                    Limited Duration Portfolio -- The Portfolio is managed by the Taxable Fixed-Income Group. Current members of the team include David S. Horowitz, an Executive Director of the Investment Manager, and Menglin Luo, a Vice President of the Investment Manager.



                    Quality Income Plus Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Stephen F. Esser, a Managing Director of the Investment Manager and David S. Horowitz, an Executive Director of the Investment Manager.



                    High Yield Portfolio -- The Portfolio is managed by the Taxable Fixed-Income team. Current members of the team include Gordon W. Loery, an Executive Director of the Investment Manager and Josh Givelber and Chad Liu, Vice Presidents of the Investment Manager.



                    Utilities Portfolio -- The equity portion of the Portfolio is managed within the Sector Funds Equity/Utilities team. Current members of the team include Edward F. Gaylor, an Executive Director of the Investment Manager, and Ronald B. Silvestri, a Vice President of the Investment Manager. The fixed-income portion of the Portfolio is managed within the Taxable Fixed-Income team.



                    Income Builder Portfolio -- The Portfolio is managed by the Equity Income team. Current members of the Equity Income team include James A. Gilligan, a Managing Director of the Investment Manager, Ellen Gold, an Executive Director of the Investment Manager, Catherine Maniscalco-Avery, Thomas Bastian, Sergio Marcheli and James O. Roeder, Vice Presidents of the Investment Manager, and Vincent E. Vizachero, an Associate of the Investment Manager.



                    Dividend Growth Portfolio -- The Portfolio is managed by the LargeCap Value team. Current members of the team include Richard M. Behler, a Managing Director of the Investment Manager, Steven Epstein and Brian Kramp, Executive Directors of the Investment Manager, Matthew S. Levitties and Eric F. Scharpf, Vice Presidents of the Investment Manager, and Douglas W. Kugler and Matthew H. Taylor, Senior Associates of the Investment Manager.



                    Global Dividend Growth Portfolio -- The Portfolio is managed by the Global Value team. Current members of the team include Frances Campion, Paul G. Boyne and Emilio Alvarez.



                    European Growth Portfolio -- The Portfolio is managed within the European Core/Growth team and the Global Franchise team. Jeremy G. Lodwick is a current member of the European Core/Growth team and Hassan Elmasry is a current member of the Global Franchise team.



                    Pacific Growth Portfolio -- The Portfolio is managed by the Asian Equity team and the Japanese Equity team. Ashutosh Sinha is a current member of the Asian Equity team and John
                    R. Alkire is a current member of the Japanese Equity team.



                    Equity Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Michelle Kaufman, a Managing Director of the Investment Manager, and Alison E. Williams, an Executive Director of the Investment Manager.



                    S&P 500 Index Portfolio -- The Portfolio is managed by the Core Growth team. Current members of the team include Guy G. Rutherfurd, Jr., a Managing Director of the Investment Manager, and Kevin Jung, an Executive Director of the Investment Manager.

                    Global Advantage Portfolio -- The Portfolio is managed by the Global Core team. Current members of the team include Kate Cornish-Bowden, Michael D.A. Allison and Mark J. Laskin.



                    Aggressive Equity Portfolio -- The Portfolio is managed by the Sector Rotation team. Current members of the team include Anita H. Kolleeny and Michelle Kaufman, Managing Directors of the Investment Manager, and Alison E. Williams, an Executive Director of the Investment Manager.



                    Information Portfolio -- The Portfolio is managed by the Sector Fund Equity/Information team. Current members of the team include Armon Bar-Tur, an Executive Director of the Investment Manager, and Thomas Bergeron, a Vice President of the Investment Manager.



                    Strategist Portfolio -- The equity portion of the Portfolio is managed by the Domestic Asset Allocation team. Mark Bavoso, a Managing Director of the Investment Manager, is a current member of that team. The fixed-income portion of the Portfolio is managed by the Taxable Fixed-Income team.

               Shareholder Information

[ICON]              PRICING FUND SHARES
--------------------------------------------------------------------------------

                    The price of shares of each Portfolio, called "net asset value," is based on the value of its portfolio securities.


                    The net asset value for each Portfolio is calculated once daily at 4:00 p.m. Eastern time on each day the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

                    The value of each Portfolio's securities (other than the Money Market Portfolio) is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager (or, if applicable, the Sub-Advisor) determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees. In these cases, the applicable Portfolio's net asset value will reflect certain portfolio securities' fair value rather than their market price. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of the Portfolio's investment securities may change on days when shareholders will not be able to purchase or sell their shares.

                    An exception to the general policy of using market prices concerns each Portfolio's short-term debt portfolio securities. Debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

                    The Money Market Portfolio utilizes amortized cost in determining the value of its portfolio securities. The amortized cost valuation method involves valuing a debt obligation in reference to its acquisition cost rather than market forces.

[ICON]              PLAN OF DISTRIBUTION
--------------------------------------------------------------------------------
                    Each Portfolio has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940. Class Y shares of each Portfolio are subject to a distribution (12b-1) fee of 0.25% of the average daily net assets of the Class. The Plan allows Class Y shares of each Portfolio to bear distribution fees in connection with the sale and distribution of Class Y shares. It also allows each Portfolio to pay for services to Class Y shareholders.
                    Because these fees are paid out of the assets of each Portfolio's Class Y shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

[ICON]              DISTRIBUTIONS
--------------------------------------------------------------------------------
                    Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from stocks and/or interest from fixed-income investments. These amounts are passed along to the appropriate Portfolio investors as "income dividend distributions." Each Portfolio realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

                    Dividends from net investment income and capital gains distributions, if any, are declared and paid as follows:


                                                                                        Net Realized
                                                                                        Capital Gains
                                                Dividends                               Distributions
        ----------------------------------------------------------------------------------------------------------------------
         Money Market Portfolio                 Declared and paid on each day the New   Declared and paid at least once per
                                                York Stock Exchange is open to          calendar year, net short-term gains
                                                shareholders as of the close of         may be paid more frequently
                                                business the preceding business day
        ----------------------------------------------------------------------------------------------------------------------
         Limited Duration, Quality Income Plus  Declared and paid monthly               Declared and paid at least once per
         and High Yield Portfolios                                                      year
        ----------------------------------------------------------------------------------------------------------------------
         Utilities, Income Builder, Dividend    Declared and paid quarterly             Declared and paid at least once per
         Growth, Equity and Strategist                                                  calendar year
         Portfolios
        ----------------------------------------------------------------------------------------------------------------------
         European Growth, Global Dividend       Declared and paid at least once per     Declared and paid at least once per
         Growth, Pacific Growth, S&P 500        calendar year                           calendar year
         Index, Global Advantage, Aggressive
         Equity and Information Portfolios
        ----------------------------------------------------------------------------------------------------------------------


[ICON]              TAX CONSEQUENCES
--------------------------------------------------------------------------------
                    For information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance contracts, see the accompanying prospectus for the applicable contract.

      Financial Highlights


        The financial highlights table is intended to help you understand the financial performance of each Portfolio's Class X and Class Y shares for the periods indicated. The returns for Class X differ from those of Class Y only to the extent that the Classes have different expenses. In addition, this performance information does not include the impact of any charges by your insurance company. If it did, returns would be lower. Class X shares are offered in a separate Prospectus. The Fund commenced offering Class Y shares of each Portfolio on June 5, 2000. Prior to that date, the Fund issued one Class of shares of each Portfolio, which, as of May 1, 2000, have been designated Class X shares. Certain information reflects financial results for a single Portfolio share. The total returns in the tables represent the rate an investor would have earned or lost on an investment in each Portfolio (assuming reinvestment of all dividends and distributions).


                                Net Asset
                                  Value             Net             Net Realized         Total from
                                Beginning        Investment        and Unrealized        Investment        Dividends to
Year Ended December 31          of Period          Income           Gain (Loss)          Operations        Shareholders
-----------------------------------------------------------------------------------------------------------------------

 MONEY MARKET

 CLASS X SHARES
 1998                            $ 1.00            $0.051              --                 $ 0.051            $(0.051)
-----------------------------------------------------------------------------------------------------------------------
 1999                              1.00             0.047              --                   0.047             (0.047)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                           1.00             0.058*             --                   0.058             (0.058)**
-----------------------------------------------------------------------------------------------------------------------
 2001                              1.00             0.039*             --                   0.039             (0.039)**
-----------------------------------------------------------------------------------------------------------------------
 2002                              1.00             0.013*             --                   0.013             (0.013)**
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                           1.00             0.033*             --                   0.033             (0.033)**
-----------------------------------------------------------------------------------------------------------------------
 2001                              1.00             0.036*             --                   0.036             (0.036)**
-----------------------------------------------------------------------------------------------------------------------
 2002                              1.00             0.011*             --                   0.011             (0.011)**
-----------------------------------------------------------------------------------------------------------------------

 LIMITED DURATION

 CLASS X SHARES
 1999(d)                          10.00              0.27              $(0.12)               0.15              (0.27)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                           9.88              0.51*               0.05                0.56              (0.48)
-----------------------------------------------------------------------------------------------------------------------
 2001                              9.96              0.40*               0.26                0.66              (0.45)
-----------------------------------------------------------------------------------------------------------------------
 2002                             10.17              0.27*               0.13                0.40              (0.36)
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                           9.86              0.28*               0.09                0.37              (0.28)
-----------------------------------------------------------------------------------------------------------------------
 2001                              9.95              0.35*               0.28                0.63              (0.42)
-----------------------------------------------------------------------------------------------------------------------
 2002                             10.16              0.24*               0.14                0.38              (0.34)
-----------------------------------------------------------------------------------------------------------------------

 QUALITY INCOME PLUS

 CLASS X SHARES
 1998                             10.77              0.68                0.23                0.91              (0.68)
-----------------------------------------------------------------------------------------------------------------------
 1999                             11.00              0.67               (1.14)              (0.47)             (0.67)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                           9.86              0.68*               0.37                1.05              (0.69)
-----------------------------------------------------------------------------------------------------------------------
 2001                             10.22              0.61*               0.34                0.95              (0.62)
-----------------------------------------------------------------------------------------------------------------------
 2002                             10.55              0.58*              (0.02)               0.56              (0.64)
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                           9.80              0.38*               0.42                0.80              (0.39)
-----------------------------------------------------------------------------------------------------------------------
 2001                             10.21              0.57*               0.36                0.93              (0.60)
-----------------------------------------------------------------------------------------------------------------------
 2002                             10.54              0.54*              (0.01)               0.53              (0.61)
-----------------------------------------------------------------------------------------------------------------------

This information has been audited by Deloitte & Touche, LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

Further information about the performance of the Portfolios of the Fund is contained in the annual report. See the discussion under the caption "Charges and Other Deductions" in the accompanying prospectus for either the Variable Annuity Contracts or the Variable Life Contracts issued by the applicable insurance company for a description of charges which are applicable thereto. These charges are not reflected in the financial highlights below. Inclusion of any of these charges would reduce the total return figures for all periods shown.

                                                            Total
                                Distributions to        Dividends and        Net Asset Value
Year Ended December 31            Shareholders          Distributions         End of Period         Total Return+
-----------------------------------------------------------------------------------------------------------------

 MONEY MARKET

 CLASS X SHARES
 1998                               --                     $(0.051)              $ 1.00                  5.18%
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.047)                1.00                  4.80
-----------------------------------------------------------------------------------------------------------------
 2000(a)                            --                      (0.058)                1.00                  6.01
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.039)                1.00                  3.94
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.013)                1.00                  1.34
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                      (0.033)                1.00                  3.37(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.036)                1.00                  3.68
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.011)                1.00                  1.08
-----------------------------------------------------------------------------------------------------------------

 LIMITED DURATION

 CLASS X SHARES
 1999(d)                            --                       (0.27)                9.88                  1.56(1)
-----------------------------------------------------------------------------------------------------------------
 2000(a)                            --                       (0.48)                9.96                  5.85
-----------------------------------------------------------------------------------------------------------------
 2001                               --                       (0.45)               10.17                  6.72
-----------------------------------------------------------------------------------------------------------------
 2002                                $(0.04)                 (0.40)               10.17                  4.06
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                       (0.28)                9.95                  3.82(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                       (0.42)               10.16                  6.49
-----------------------------------------------------------------------------------------------------------------
 2002                                 (0.04)                 (0.38)               10.16                  3.81
-----------------------------------------------------------------------------------------------------------------

 QUALITY INCOME PLUS

 CLASS X SHARES
 1998                               --                       (0.68)               11.00                  8.67
-----------------------------------------------------------------------------------------------------------------
 1999                               --                       (0.67)                9.86                 (4.32)
-----------------------------------------------------------------------------------------------------------------
 2000(a)                            --                       (0.69)               10.22                 11.09
-----------------------------------------------------------------------------------------------------------------
 2001                               --                       (0.62)               10.55                  9.57
-----------------------------------------------------------------------------------------------------------------
 2002                               --                       (0.64)               10.47                  5.51
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                       (0.39)               10.21                  8.31(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                       (0.60)               10.54                  9.33
-----------------------------------------------------------------------------------------------------------------
 2002                               --                       (0.61)               10.46                  5.26
-----------------------------------------------------------------------------------------------------------------

                                                 Ratios to Average Net Assets
                           Net Assets          --------------------------------        Portfolio
                          End of Period                          Net Investment        Turnover
Year Ended December 31       (000's)            Expenses             Income              Rate
------------------------
 MONEY MARKET
 CLASS X SHARES
 1998                       $442,034               0.52%                5.04%              N/A
------------------------
 1999                        435,643               0.52                 4.68               N/A
------------------------
 2000(a)                     358,793               0.52                 5.83               N/A
------------------------
 2001                        452,765               0.51                 3.69               N/A
------------------------
 2002                        432,817               0.51                 1.32               N/A
------------------------
 CLASS Y SHARES
 2000(b)                      13,813               0.77(2)              5.86(2)            N/A
------------------------
 2001                        105,952               0.76                 3.44               N/A
------------------------
 2002                        133,506               0.76                 1.07               N/A
------------------------
 LIMITED DURATION
 CLASS X SHARES
 1999(d)                       3,175               0.62(2)(4)           4.83(2)(4)          56%(1)
------------------------
 2000(a)                       6,427               0.98                 5.08                16
------------------------
 2001                         25,858               0.61(6)#             3.84(6)            133
------------------------
 2002                         73,476               0.48                 2.65                58
------------------------
 CLASS Y SHARES
 2000(b)                       1,430               1.17(2)              5.00(2)             16
------------------------
 2001                         25,050               0.86(6)#             3.59(6)            133
------------------------
 2002                         72,800               0.73                 2.40                58
------------------------
 QUALITY INCOME PLUS
 CLASS X SHARES
 1998                        547,583               0.52                 6.23               152
------------------------
 1999                        456,132               0.52                 6.45               119
------------------------
 2000(a)                     406,508               0.52                 6.90               105
------------------------
 2001                        452,757               0.53                 5.82               150
------------------------
 2002                        423,685               0.52                 5.57               106
------------------------
 CLASS Y SHARES
 2000(b)                       5,176               0.77(2)              6.53(2)            105
------------------------
 2001                         54,115               0.78                 5.57               150
------------------------
 2002                        102,262               0.77                 5.32               106
------------------------

                                Net Asset
                                  Value             Net             Net Realized         Total from
                                Beginning        Investment        and Unrealized        Investment        Dividends to
Year Ended December 31          of Period          Income           Gain (Loss)          Operations        Shareholders
-----------------------------------------------------------------------------------------------------------------------

 HIGH YIELD

 CLASS X SHARES
 1998                            $ 6.12             $0.71              $(1.05)             $(0.34)            $(0.71)
-----------------------------------------------------------------------------------------------------------------------
 1999                              5.07              0.68               (0.74)              (0.06)             (0.68)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                           4.33              0.66*              (1.90)              (1.24)             (0.66)
-----------------------------------------------------------------------------------------------------------------------
 2001                              2.43              0.33*              (1.09)              (0.76)             (0.34)
-----------------------------------------------------------------------------------------------------------------------
 2002                              1.33              0.26*              (0.34)              (0.08)             (0.22)
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                           3.92              0.37*              (1.48)              (1.11)             (0.38)
-----------------------------------------------------------------------------------------------------------------------
 2001                              2.43              0.32*              (1.08)              (0.76)             (0.34)
-----------------------------------------------------------------------------------------------------------------------
 2002                              1.33              0.24*              (0.32)              (0.08)             (0.22)
-----------------------------------------------------------------------------------------------------------------------

 UTILITIES

 CLASS X SHARES
 1998                             18.59              0.57                3.68                4.25              (0.57)
-----------------------------------------------------------------------------------------------------------------------
 1999                             21.25              0.55                2.08                2.63              (0.55)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                          22.90              0.49*               0.17                0.66              (0.49)
-----------------------------------------------------------------------------------------------------------------------
 2001                             21.69              0.39*              (5.74)              (5.35)             (0.41)
-----------------------------------------------------------------------------------------------------------------------
 2002                             14.73              0.37*              (3.72)              (3.35)             (0.38)
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          22.98              0.24*               0.19                0.43              (0.35)
-----------------------------------------------------------------------------------------------------------------------
 2001                             21.68              0.35*              (5.74)              (5.39)             (0.37)
-----------------------------------------------------------------------------------------------------------------------
 2002                             14.72              0.34*              (3.72)              (3.38)             (0.35)
-----------------------------------------------------------------------------------------------------------------------

 INCOME BUILDER

 CLASS X SHARES
 1998                             11.76              0.56               (0.19)               0.37              (0.56)
-----------------------------------------------------------------------------------------------------------------------
 1999                             11.46              0.58                0.21                0.79              (0.56)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                          11.44              0.55*              (0.54)               0.01              (0.56)
-----------------------------------------------------------------------------------------------------------------------
 2001                             10.86              0.47*              (0.22)               0.25              (0.50)++
-----------------------------------------------------------------------------------------------------------------------
 2002                             10.61              0.42*              (1.22)              (0.80)             (0.43)++++
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          11.15              0.32*              (0.21)               0.11              (0.39)
-----------------------------------------------------------------------------------------------------------------------
 2001                             10.85              0.42*              (0.19)               0.23              (0.48)++
-----------------------------------------------------------------------------------------------------------------------
 2002                             10.60              0.39*              (1.22)              (0.83)             (0.41)++++
-----------------------------------------------------------------------------------------------------------------------


                                                            Total
                                Distributions to        Dividends and        Net Asset Value
Year Ended December 31            Shareholders          Distributions         End of Period         Total Return+
-----------------------------------------------------------------------------------------------------------------

 HIGH YIELD

 CLASS X SHARES
 1998                               --                     $(0.71)               $ 5.07                 (6.20)%
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.68)                 4.33                 (1.33)
-----------------------------------------------------------------------------------------------------------------
 2000(a)                            --                      (0.66)                 2.43                (32.22)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.34)                 1.33                (33.75)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.22)                 1.03                 (7.14)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                      (0.38)                 2.43                (30.02)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.34)                 1.33                (33.92)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.22)                 1.03                 (7.36)
-----------------------------------------------------------------------------------------------------------------

 UTILITIES

 CLASS X SHARES
 1998                                $(1.02)                (1.59)                21.25                 23.76
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.43)                (0.98)                22.90                 12.71
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (1.38)                (1.87)                21.69                  3.03
-----------------------------------------------------------------------------------------------------------------
 2001                                 (1.20)                (1.61)                14.73                (25.75)
-----------------------------------------------------------------------------------------------------------------
 2002                                  0.00                 (0.38)                11.00                (22.87)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                              (1.38)                (1.73)                21.68                  2.07(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (1.20)                (1.57)                14.72                (25.98)
-----------------------------------------------------------------------------------------------------------------
 2002                                  0.00                 (0.35)                10.99                (23.08)
-----------------------------------------------------------------------------------------------------------------

 INCOME BUILDER

 CLASS X SHARES
 1998                                 (0.11)                (0.67)                11.46                  3.21
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.25)++              (0.81)                11.44                  7.06
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (0.03)(++)            (0.59)                10.86                  0.17
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.50)                10.61                  2.30
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.43)                 9.38                 (7.64)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                              (0.02)(++)            (0.41)                10.85                  1.06(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.48)                10.60                  2.10
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.41)                 9.36                 (7.96)
-----------------------------------------------------------------------------------------------------------------

                                                 Ratios to Average Net Assets
                           Net Assets          --------------------------------        Portfolio
                          End of Period                          Net Investment        Turnover
Year Ended December 31       (000's)            Expenses             Income              Rate
------------------------
 HIGH YIELD
 CLASS X SHARES
 1998                       $364,079               0.53%               12.27%               93%
------------------------
 1999                        279,683               0.53                14.05                48
------------------------
 2000(a)                     128,646               0.54                17.40                 9
------------------------
 2001                         64,470               0.59                17.33                81
------------------------
 2002                         45,503               0.73                21.71                48
------------------------
 CLASS Y SHARES
 2000(b)                       1,947               0.79(2)             20.95(2)              9
------------------------
 2001                          6,163               0.84                17.08                81
------------------------
 2002                         10,797               0.98                21.46                48
------------------------
 UTILITIES
 CLASS X SHARES
 1998                        560,803               0.67                 2.89                 7
------------------------
 1999                        580,487               0.67                 2.51                10
------------------------
 2000(a)                     551,734               0.66                 2.16                13
------------------------
 2001                        327,749               0.67                 2.19                32
------------------------
 2002                        189,936               0.68                 2.99                51
------------------------
 CLASS Y SHARES
 2000(b)                      19,069               0.91(2)              1.93(2)             13
------------------------
 2001                         24,550               0.92                 1.94                32
------------------------
 2002                         20,157               0.93                 2.74                51
------------------------
 INCOME BUILDER
 CLASS X SHARES
 1998                         87,769               0.81                 5.09                54
------------------------
 1999                         81,616               0.81                 4.98                43
------------------------
 2000(a)                      59,383               0.81                 5.07                51
------------------------
 2001                         63,060               0.81                 4.34                45
------------------------
 2002                         49,505               0.80                 4.20                75
------------------------
 CLASS Y SHARES
 2000(b)                         965               1.06(2)              5.17(2)             51
------------------------
 2001                          7,147               1.06                 3.88                45
------------------------
 2002                         13,930               1.05                 3.95                75
------------------------

                                Net Asset
                                  Value             Net             Net Realized         Total from
                                Beginning        Investment        and Unrealized        Investment        Dividends to
Year Ended December 31          of Period          Income           Gain (Loss)          Operations        Shareholders
-----------------------------------------------------------------------------------------------------------------------

 DIVIDEND GROWTH

 CLASS X SHARES
 1998                            $21.60            $ 0.41              $ 2.58              $ 2.99             $(0.41)
-----------------------------------------------------------------------------------------------------------------------
 1999                             22.13              0.39               (0.55)              (0.16)             (0.39)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                          18.32              0.31*               0.02                0.33              (0.33)
-----------------------------------------------------------------------------------------------------------------------
 2001                             14.50              0.26*              (1.02)              (0.76)             (0.26)
-----------------------------------------------------------------------------------------------------------------------
 2002                             13.48              0.25*              (2.66)              (2.41)             (0.25)
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          17.79              0.12*               0.62                0.74              (0.22)
-----------------------------------------------------------------------------------------------------------------------
 2001                             14.49              0.22*              (1.01)              (0.79)             (0.23)
-----------------------------------------------------------------------------------------------------------------------
 2002                             13.47              0.22*              (2.66)              (2.44)             (0.22)
-----------------------------------------------------------------------------------------------------------------------

 GLOBAL DIVIDEND GROWTH

 CLASS X SHARES
 1998                             13.89              0.24                1.45                1.69              (0.24)
-----------------------------------------------------------------------------------------------------------------------
 1999                             13.82              0.27                1.71                1.98              (0.29)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                          14.44              0.24*              (0.64)              (0.40)             (0.09)
-----------------------------------------------------------------------------------------------------------------------
 2001                             12.73              0.21*              (1.00)              (0.79)             (0.33)
-----------------------------------------------------------------------------------------------------------------------
 2002                             11.47              0.21*              (1.62)              (1.41)             (0.19)
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          13.96              0.08*              (0.11)              (0.03)            --
-----------------------------------------------------------------------------------------------------------------------
 2001                             12.71              0.15*              (0.96)              (0.81)             (0.33)
-----------------------------------------------------------------------------------------------------------------------
 2002                             11.43              0.18*              (1.61)              (1.43)             (0.18)
-----------------------------------------------------------------------------------------------------------------------

 EUROPEAN GROWTH

 CLASS X SHARES
 1998                             23.54              0.15                5.53                5.68              (0.31)
-----------------------------------------------------------------------------------------------------------------------
 1999                             27.18              0.25                6.91                7.16              (0.19)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                          31.47              0.13*              (1.43)              (1.30)             (0.18)
-----------------------------------------------------------------------------------------------------------------------
 2001                             25.37              0.13*              (4.47)              (4.34)             (0.26)
-----------------------------------------------------------------------------------------------------------------------
 2002                             16.71              0.12*              (3.66)              (3.54)             (0.20)
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          32.26             (0.03)*             (2.10)              (2.13)             (0.18)
-----------------------------------------------------------------------------------------------------------------------
 2001                             25.33              0.05*              (4.42)              (4.37)             (0.25)
-----------------------------------------------------------------------------------------------------------------------
 2002                             16.65              0.08*              (3.63)              (3.55)             (0.19)
-----------------------------------------------------------------------------------------------------------------------


                                                            Total
                                Distributions to        Dividends and        Net Asset Value
Year Ended December 31            Shareholders          Distributions         End of Period         Total Return+
-----------------------------------------------------------------------------------------------------------------

 DIVIDEND GROWTH

 CLASS X SHARES
 1998                                $(2.05)               $(2.46)               $22.13                 14.28%
-----------------------------------------------------------------------------------------------------------------
 1999                                 (3.26)                (3.65)                18.32                 (2.39)
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (3.82)                (4.15)                14.50                  5.30
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.26)                13.48                 (5.20)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.25)                10.82                (18.01)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                              (3.82)                (4.04)                14.49                  7.65(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.23)                13.47                 (5.42)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.22)                10.81                (18.23)
-----------------------------------------------------------------------------------------------------------------

 GLOBAL DIVIDEND GROWTH

 CLASS X SHARES
 1998                                 (1.52)                (1.76)                13.82                 12.53
-----------------------------------------------------------------------------------------------------------------
 1999                                 (1.07)                (1.36)                14.44                 14.65
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (1.22)                (1.31)                12.73                 (2.50)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.14)                (0.47)                11.47                 (6.25)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.19)                 9.87                (12.52)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                              (1.22)                (1.22)                12.71                  0.07(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.14)                (0.47)                11.43                 (6.44)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.18)                 9.82                (12.72)
-----------------------------------------------------------------------------------------------------------------

 EUROPEAN GROWTH

 CLASS X SHARES
 1998                                 (1.73)                (2.04)                27.18                 23.96
-----------------------------------------------------------------------------------------------------------------
 1999                                 (2.68)                (2.87)                31.47                 29.11
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (4.62)                (4.80)                25.37                 (4.92)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (4.06)                (4.32)                16.71                (17.76)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.20)                12.97                (21.36)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                              (4.62)                (4.80)                25.33                 (7.39)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (4.06)                (4.31)                16.65                (17.92)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.19)                12.91                (21.53)
-----------------------------------------------------------------------------------------------------------------

                                                 Ratios to Average Net Assets
                           Net Assets          --------------------------------        Portfolio
                          End of Period                          Net Investment        Turnover
Year Ended December 31       (000's)            Expenses             Income              Rate
------------------------
 DIVIDEND GROWTH
 CLASS X SHARES
 1998                      $2,249,927              0.53%                1.85%               45%
------------------------
 1999                       2,033,814              0.52                 1.82                81
------------------------
 2000(a)                    1,552,724              0.54                 2.07                34
------------------------
 2001                       1,258,863              0.55                 1.86                19
------------------------
 2002                         819,935              0.57                 1.98                21
------------------------
 CLASS Y SHARES
 2000(b)                       19,083              0.79(2)              1.59(2)             34
------------------------
 2001                          60,393              0.80                 1.61                19
------------------------
 2002                          70,844              0.82                 1.73                21
------------------------
 GLOBAL DIVIDEND GROWTH
 CLASS X SHARES
 1998                         484,228              0.84                 1.68                52
------------------------
 1999                         506,929              0.83                 1.90                43
------------------------
 2000(a)                      373,770              0.80                 1.88                40
------------------------
 2001                         285,158              0.80                 1.76                 9
------------------------
 2002                         201,022              0.81                 1.96                17
------------------------
 CLASS Y SHARES
 2000(b)                        2,211              1.05(2)              1.14(2)             40
------------------------
 2001                          10,494              1.05                 1.51                 9
------------------------
 2002                          20,981              1.06                 1.71                17
------------------------
 EUROPEAN GROWTH
 CLASS X SHARES
 1998                         510,638              1.11                 0.65                56
------------------------
 1999                         579,705              1.04                 0.87                55
------------------------
 2000(a)                      508,366              1.00                 0.46                78
------------------------
 2001                         316,196              1.02                 0.68                82
------------------------
 2002                         193,153              1.05                 0.82                92
------------------------
 CLASS Y SHARES
 2000(b)                       10,580              1.25(2)             (0.18)(2)            78
------------------------
 2001                          20,858              1.27                 0.43                82
------------------------
 2002                          22,133              1.30                 0.57                92
------------------------

                                Net Asset
                                  Value             Net             Net Realized         Total from
                                Beginning        Investment        and Unrealized        Investment        Dividends to
Year Ended December 31          of Period          Income           Gain (Loss)          Operations        Shareholders
-----------------------------------------------------------------------------------------------------------------------

 PACIFIC GROWTH

 CLASS X SHARES
 1998                            $ 6.12            $ 0.06              $ (0.75)           $ (0.69)            $(0.28)
-----------------------------------------------------------------------------------------------------------------------
 1999                              5.15              0.04                 3.33               3.37              (0.06)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                           8.46              0.00*               (2.78)             (2.78)             (0.12)
-----------------------------------------------------------------------------------------------------------------------
 2001                              5.56             (0.01)*              (1.50)             (1.51)             (0.07)
-----------------------------------------------------------------------------------------------------------------------
 2002                              3.98             (0.01)*              (0.90)             (0.91)            --
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                           7.70             (0.01)*              (2.01)             (2.02)             (0.12)
-----------------------------------------------------------------------------------------------------------------------
 2001                              5.56             (0.02)*              (1.49)             (1.51)             (0.07)
-----------------------------------------------------------------------------------------------------------------------
 2002                              3.98             (0.03)*              (0.90)             (0.93)            --
-----------------------------------------------------------------------------------------------------------------------

 EQUITY

 CLASS X SHARES
 1998                             33.58              0.25                 9.47               9.72              (0.25)
-----------------------------------------------------------------------------------------------------------------------
 1999                             38.58              0.22                20.48              20.70              (0.22)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                          53.88              0.30*               (6.46)             (6.16)             (0.29)
-----------------------------------------------------------------------------------------------------------------------
 2001                             39.68              0.15*              (10.12)             (9.97)             (0.16)
-----------------------------------------------------------------------------------------------------------------------
 2002                             22.66              0.07*               (4.87)             (4.80)             (0.08)
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          49.12              0.21*               (1.68)             (1.47)             (0.24)
-----------------------------------------------------------------------------------------------------------------------
 2001                             39.66              0.06*              (10.09)            (10.03)             (0.10)
-----------------------------------------------------------------------------------------------------------------------
 2002                             22.64              0.03*               (4.89)             (4.86)             (0.03)
-----------------------------------------------------------------------------------------------------------------------

 S&P 500 INDEX

 CLASS X SHARES
 1998(c)                          10.00              0.06                 1.16               1.22             --
-----------------------------------------------------------------------------------------------------------------------
 1999                             11.22              0.06                 2.21               2.27              (0.03)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                          13.43              0.12*               (1.37)             (1.25)             (0.07)
-----------------------------------------------------------------------------------------------------------------------
 2001                             12.05              0.10*               (1.57)             (1.47)             (0.10)
-----------------------------------------------------------------------------------------------------------------------
 2002                             10.48              0.10*               (2.45)             (2.35)             (0.09)
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          13.47              0.04*               (1.34)             (1.30)             (0.07)
-----------------------------------------------------------------------------------------------------------------------
 2001                             12.04              0.08*               (1.58)             (1.50)             (0.10)
-----------------------------------------------------------------------------------------------------------------------
 2002                             10.44              0.08*               (2.44)             (2.36)             (0.08)
-----------------------------------------------------------------------------------------------------------------------


                                                            Total
                                Distributions to        Dividends and        Net Asset Value
Year Ended December 31            Shareholders          Distributions         End of Period         Total Return+
-----------------------------------------------------------------------------------------------------------------

 PACIFIC GROWTH

 CLASS X SHARES
 1998                               --                     $(0.28)               $ 5.15                (10.40)%
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.06)                 8.46                 66.09
-----------------------------------------------------------------------------------------------------------------
 2000(a)                            --                      (0.12)                 5.56                (33.46)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.07)                 3.98                (27.42)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                     --                      3.07                (22.86)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                      (0.12)                 5.56                (26.72)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.07)                 3.98                (27.26)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                     --                      3.05                (23.56)
-----------------------------------------------------------------------------------------------------------------

 EQUITY

 CLASS X SHARES
 1998                                $(4.47)                (4.72)                38.58                 30.45
-----------------------------------------------------------------------------------------------------------------
 1999                                 (5.18)                (5.40)                53.88                 58.59
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (7.75)                (8.04)                39.68                (12.35)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (6.89)                (7.05)                22.66                (26.87)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.08)                17.78                (21.21)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                              (7.75)                (7.99)                39.66                 (3.99)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (6.89)                (6.99)                22.64                (27.07)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.03)                17.75                (21.45)
-----------------------------------------------------------------------------------------------------------------

 S&P 500 INDEX

 CLASS X SHARES
 1998(c)                            --                     --                     11.22                 12.20(1)
-----------------------------------------------------------------------------------------------------------------
 1999                                 (0.03)                (0.06)                13.43                 20.23
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (0.06)                (0.13)                12.05                 (9.38)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.10)                10.48                (12.23)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.09)                 8.04                (22.48)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                              (0.06)                (0.13)                12.04                 (9.73)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.10)                10.44                (12.53)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.08)                 8.00                (22.67)
-----------------------------------------------------------------------------------------------------------------

                                                 Ratios to Average Net Assets
                           Net Assets          --------------------------------        Portfolio
                          End of Period                          Net Investment        Turnover
Year Ended December 31       (000's)            Expenses             Income              Rate
------------------------
 PACIFIC GROWTH
 CLASS X SHARES
 1998                      $   52,842              1.51%                0.91%              112%
------------------------
 1999                         115,927              1.42                 0.85               105
------------------------
 2000(a)                       64,209              1.21                 0.01                46
------------------------
 2001                          33,138              1.73                (0.28)              124
------------------------
 2002                          20,117              1.93                (0.40)              299
------------------------
 CLASS Y SHARES
 2000(b)                          728              1.46(2)             (0.20)(2)            46
------------------------
 2001                           1,640              1.98                (0.53)              124
------------------------
 2002                           2,644              2.18                (0.65)              299
------------------------
 EQUITY
 CLASS X SHARES
 1998                       1,138,413              0.52                 0.73               257
------------------------
 1999                       2,083,071              0.51                 0.54               323
------------------------
 2000(a)                    1,818,134              0.50                 0.62               402
------------------------
 2001                       1,022,335              0.51                 0.55               329
------------------------
 2002                         622,133              0.51                 0.36               223
------------------------
 CLASS Y SHARES
 2000(b)                       31,903              0.75(2)              0.85(2)            402
------------------------
 2001                          61,110              0.76                 0.30               329
------------------------
 2002                          64,829              0.76                 0.11               223
------------------------
 S&P 500 INDEX
 CLASS X SHARES
 1998(c)                       48,732             --   (3)              1.85(2)(3)           2(1)
------------------------
 1999                         185,963              0.48(4)              1.03(4)              1
------------------------
 2000(a)                      210,530              0.45                 0.88                 3
------------------------
 2001                         165,465              0.46                 0.95                 4
------------------------
 2002                         110,789              0.46                 1.15                 5
------------------------
 CLASS Y SHARES
 2000(b)                       12,724              0.71(2)              0.60(2)              3
------------------------
 2001                          46,134              0.71                 0.70                 4
------------------------
 2002                          62,977              0.71                 0.90                 5
------------------------

                                Net Asset
                                  Value             Net             Net Realized         Total from
                                Beginning        Investment        and Unrealized        Investment        Dividends to
Year Ended December 31          of Period          Income           Gain (Loss)          Operations        Shareholders
-----------------------------------------------------------------------------------------------------------------------

 GLOBAL ADVANTAGE

 CLASS X SHARES
 1998(c)                         $10.00            $ 0.07              $(0.25)             $(0.18)            --
-----------------------------------------------------------------------------------------------------------------------
 1999                              9.82              0.06                2.56                2.62             $(0.07)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                          12.37              0.06*              (2.20)              (2.14)             (0.05)
-----------------------------------------------------------------------------------------------------------------------
 2001                             10.18              0.05*              (2.36)              (2.31)             (0.06)
-----------------------------------------------------------------------------------------------------------------------
 2002                              7.17              0.05*              (1.53)              (1.48)             (0.06)
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          12.03              0.00*              (1.82)              (1.82)             (0.05)
-----------------------------------------------------------------------------------------------------------------------
 2001                             10.16              0.02*              (2.35)              (2.33)             (0.05)
-----------------------------------------------------------------------------------------------------------------------
 2002                              7.14              0.03*              (1.52)              (1.49)             (0.04)
-----------------------------------------------------------------------------------------------------------------------

 AGGRESSIVE EQUITY

 CLASS X SHARES
 1999(d)                          10.00              0.05                4.55                4.60              (0.03)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                          14.57              0.05*              (0.30)              (0.25)             (0.01)
-----------------------------------------------------------------------------------------------------------------------
 2001                             14.31              0.02*              (4.09)              (4.07)             (0.04)
-----------------------------------------------------------------------------------------------------------------------
 2002                             10.20              0.01*              (2.31)              (2.30)             (0.03)
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          14.66              0.03*              (0.39)              (0.36)             (0.01)
-----------------------------------------------------------------------------------------------------------------------
 2001                             14.29             (0.01)*             (4.08)              (4.09)             (0.03)
-----------------------------------------------------------------------------------------------------------------------
 2002                             10.17             (0.01)*             (2.31)              (2.32)             (0.01)
-----------------------------------------------------------------------------------------------------------------------

 INFORMATION

 CLASS X SHARES
 2000(e)                          10.00              0.06*              (0.75)              (0.69)            --
-----------------------------------------------------------------------------------------------------------------------
 2001                              9.31              0.08*              (4.07)              (3.99)             (0.01)
-----------------------------------------------------------------------------------------------------------------------
 2002                              5.31             (0.03)*             (2.25)              (2.28)             (0.05)
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          10.00              0.05*              (0.74)              (0.69)            --
-----------------------------------------------------------------------------------------------------------------------
 2001                              9.31              0.06*              (4.06)              (4.00)             (0.01)
-----------------------------------------------------------------------------------------------------------------------
 2002                              5.30             (0.04)*             (2.25)              (2.29)             (0.04)
-----------------------------------------------------------------------------------------------------------------------


                                                            Total
                                Distributions to        Dividends and        Net Asset Value
Year Ended December 31            Shareholders          Distributions         End of Period         Total Return+
-----------------------------------------------------------------------------------------------------------------

 GLOBAL ADVANTAGE

 CLASS X SHARES
 1998(c)                            --                     --                    $ 9.82                 (1.90)%(1)
-----------------------------------------------------------------------------------------------------------------
 1999                               --                     $(0.07)                12.37                 26.88
-----------------------------------------------------------------------------------------------------------------
 2000(a)                            --                      (0.05)                10.18                (17.39)
-----------------------------------------------------------------------------------------------------------------
 2001                                $(0.64)                (0.70)                 7.17                (23.33)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.06)                 5.63                (20.81)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                      (0.05)                10.16                (15.22)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.64)                (0.69)                 7.14                (23.53)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.04)                 5.61                (20.94)
-----------------------------------------------------------------------------------------------------------------

 AGGRESSIVE EQUITY

 CLASS X SHARES
 1999(d)                            --                      (0.03)                14.57                 46.08(1)
-----------------------------------------------------------------------------------------------------------------
 2000(a)                            --                      (0.01)                14.31                 (1.75)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.04)                10.20                (28.46)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.03)                 7.87                (22.60)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                      (0.01)                14.29                 (2.48)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.03)                10.17                (28.61)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.01)                 7.84                (22.83)
-----------------------------------------------------------------------------------------------------------------

 INFORMATION

 CLASS X SHARES
 2000(e)                            --                     --                      9.31                 (6.90)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.01)                 5.31                (42.87)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.05)                 2.98                (43.09)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                            --                     --                      9.31                 (6.90)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                               --                      (0.01)                 5.30                (42.99)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.04)                 2.97                (43.29)
-----------------------------------------------------------------------------------------------------------------

                                                 Ratios to Average Net Assets
                           Net Assets          --------------------------------        Portfolio
                          End of Period                          Net Investment        Turnover
Year Ended December 31       (000's)            Expenses             Income              Rate
------------------------
 GLOBAL ADVANTAGE
 CLASS X SHARES
 1998(c)                    $ 36,539              --   (3)              1.74%(2)(3)         31%(1)
------------------------
 1999                         62,295               0.56%(4)             0.72(4)             54
------------------------
 2000(a)                      69,882               0.71                 0.50                70
------------------------
 2001                         40,084               0.75                 0.55                47
------------------------
 2002                         22,866               0.80                 0.72               119
------------------------
 CLASS Y SHARES
 2000(b)                       4,666               0.96(2)              0.06(2)             70
------------------------
 2001                          5,869               1.00                 0.30                47
------------------------
 2002                          5,229               1.05                 0.47               119
------------------------
 AGGRESSIVE EQUITY
 CLASS X SHARES
 1999(d)                      38,197               0.52(2)(4)           0.86(2)(4)         108(1)
------------------------
 2000(a)                     138,657               0.82                 0.32               414
------------------------
 2001                         69,418               0.84                 0.21               409
------------------------
 2002                         39,724               0.84                 0.07               268
------------------------
 CLASS Y SHARES
 2000(b)                      13,392               1.05(2)              0.32(2)            414
------------------------
 2001                         18,652               1.09                (0.04)              409
------------------------
 2002                         17,575               1.09                (0.18)              268
------------------------
 INFORMATION
 CLASS X SHARES
 2000(e)                       2,686              --   (5)              3.80(2)(5)           1(1)
------------------------
 2001                          4,434              --   (6)              1.27(6)            170
------------------------
 2002                          2,002               1.12                (0.88)              150
------------------------
 CLASS Y SHARES
 2000(b)                       1,915               0.25(2)(5)           3.55(2)(5)           1(1)
------------------------
 2001                          7,427               0.25(6)              1.02(6)            170
------------------------
 2002                          5,066               1.37                (1.13)              150
------------------------

                                Net Asset
                                  Value             Net             Net Realized         Total from
                                Beginning        Investment        and Unrealized        Investment        Dividends to
Year Ended December 31          of Period          Income           Gain (Loss)          Operations        Shareholders
-----------------------------------------------------------------------------------------------------------------------

 STRATEGIST

 CLASS X SHARES
 1998                            $14.80             $0.36              $ 3.40              $ 3.76             $(0.36)
-----------------------------------------------------------------------------------------------------------------------
 1999                             16.64              0.40                2.46                2.86              (0.40)
-----------------------------------------------------------------------------------------------------------------------
 2000(a)                          19.10              0.50*              (0.20)               0.30              (0.48)
-----------------------------------------------------------------------------------------------------------------------
 2001                             16.66              0.38*              (2.05)              (1.67)             (0.39)
-----------------------------------------------------------------------------------------------------------------------
 2002                             13.94              0.19*              (1.56)              (1.37)             (0.21)
-----------------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                          19.29              0.49*              (0.51)              (0.02)             (0.36)
-----------------------------------------------------------------------------------------------------------------------
 2001                             16.65              0.32*              (2.03)              (1.71)             (0.35)
-----------------------------------------------------------------------------------------------------------------------
 2002                             13.93              0.16*              (1.56)              (1.40)             (0.18)
-----------------------------------------------------------------------------------------------------------------------

(A) PRIOR TO JUNE 5, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

(B)  FOR THE PERIOD JUNE 5, 2000 (ISSUE DATE) THROUGH DECEMBER 31, 2000.

COMMENCEMENT OF OPERATIONS:

(C)  MAY 18, 1998.

(D)  MAY 4, 1999.

(E)  NOVEMBER 6, 2000.

* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

**   INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++   DISTRIBUTION FROM PAID-IN-CAPITAL.

++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.02.

++++ INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.01.

#    DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.06%.

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD MAY 18, 1998 THROUGH DECEMBER 31, 1998 FOR GLOBAL ADVANTAGE AND S&P 500 INDEX, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.92% AND 0.83%, RESPECTIVELY, FOR GLOBAL ADVANTAGE AND 0.59% AND 1.26%, RESPECTIVELY, FOR S&P 500 INDEX.

(4) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 1, 1999 THROUGH APRIL 30, 1999 FOR GLOBAL ADVANTAGE AND FOR THE PERIOD MAY 4, 1999 THROUGH NOVEMBER 4, 1999 FOR LIMITED DURATION AND AGGRESSIVE EQUITY AND FOR THE PERIOD JANUARY 1, 1999 THROUGH JANUARY 5, 1999 FOR S&P 500 INDEX AND "CAPPED" THE EXPENSES OF S&P 500 INDEX AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JANUARY 6, 1999 THROUGH DECEMBER 31, 1999, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77% AND 0.51%, RESPECTIVELY, FOR GLOBAL ADVANTAGE, 2.38% AND 3.07%, RESPECTIVELY, FOR LIMITED DURATION, 1.41% AND (0.02)%, RESPECTIVELY, FOR AGGRESSIVE EQUITY AND 0.48% AND 1.02%, RESPECTIVELY, FOR S&P 500 INDEX.


                                                            Total
                                Distributions to        Dividends and        Net Asset Value
Year Ended December 31            Shareholders          Distributions         End of Period         Total Return+
-----------------------------------------------------------------------------------------------------------------

 STRATEGIST

 CLASS X SHARES
 1998                                $(1.56)               $(1.92)               $16.64                 26.55%
-----------------------------------------------------------------------------------------------------------------
 1999                               --                      (0.40)                19.10                 17.35
-----------------------------------------------------------------------------------------------------------------
 2000(a)                              (2.26)                (2.74)                16.66                  1.64
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.66)                (1.05)                13.94                (10.18)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.21)                12.36                 (9.89)
-----------------------------------------------------------------------------------------------------------------

 CLASS Y SHARES
 2000(b)                              (2.26)                (2.62)                16.65                 (0.02)(1)
-----------------------------------------------------------------------------------------------------------------
 2001                                 (0.66)                (1.01)                13.93                (10.40)
-----------------------------------------------------------------------------------------------------------------
 2002                               --                      (0.18)                12.35                (10.11)
-----------------------------------------------------------------------------------------------------------------

                                                 Ratios to Average Net Assets
                           Net Assets          --------------------------------        Portfolio
                          End of Period                          Net Investment        Turnover
Year Ended December 31       (000's)            Expenses             Income              Rate
------------------------
 STRATEGIST
 CLASS X SHARES
 1998                       $633,934               0.52%                2.32%               84%
------------------------
 1999                        729,701               0.52                 2.24               120
------------------------
 2000(a)                     701,294               0.52                 2.68               126
------------------------
 2001                        522,655               0.52                 2.53               124
------------------------
 2002                        372,254               0.52                 1.47               124
------------------------
 CLASS Y SHARES
 2000(b)                      23,375               0.77(2)              2.77(2)            126
------------------------
 2001                         47,886               0.77                 2.28               124
------------------------
 2002                         57,651               0.77                 1.22               124
------------------------

(A) PRIOR TO JUNE 5, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.

(B)  FOR THE PERIOD JUNE 5, 2000 (ISSUE DATE) THROUGH DECEMBER 31, 2000.

COMMENCEMENT OF OPERATIONS:

(C)  MAY 18, 1998.

(D)  MAY 4, 1999.

(E)  NOVEMBER 6, 2000.

* THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.

**   INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.

+ CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

++   DISTRIBUTION FROM PAID-IN-CAPITAL.

++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.02.

++++ INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.01.

#    DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.06%.

(1)  NOT ANNUALIZED.

(2)  ANNUALIZED.

(3) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD MAY 18, 1998 THROUGH DECEMBER 31, 1998 FOR GLOBAL ADVANTAGE AND S&P 500 INDEX, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.92% AND 0.83%, RESPECTIVELY, FOR GLOBAL ADVANTAGE AND 0.59% AND 1.26%, RESPECTIVELY, FOR S&P 500 INDEX.

(4) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 1, 1999 THROUGH APRIL 30, 1999 FOR GLOBAL ADVANTAGE AND FOR THE PERIOD MAY 4, 1999 THROUGH NOVEMBER 4, 1999 FOR LIMITED DURATION AND AGGRESSIVE EQUITY AND FOR THE PERIOD JANUARY 1, 1999 THROUGH JANUARY 5, 1999 FOR S&P 500 INDEX AND "CAPPED" THE EXPENSES OF S&P 500 INDEX AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JANUARY 6, 1999 THROUGH DECEMBER 31, 1999, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77% AND 0.51%, RESPECTIVELY, FOR GLOBAL ADVANTAGE, 2.38% AND 3.07%, RESPECTIVELY, FOR LIMITED DURATION, 1.41% AND (0.02)%, RESPECTIVELY, FOR AGGRESSIVE EQUITY AND 0.48% AND 1.02%, RESPECTIVELY, FOR S&P 500 INDEX.

(5) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD
     NOVEMBER 6, 2000 THROUGH DECEMBER 31, 2000 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.82% AND 1.98%, RESPECTIVELY, FOR CLASS X SHARES AND 2.07% AND 1.73%, RESPECTIVELY, FOR CLASS Y SHARES.

(6) IF THE INVESTMENT MANAGER HAD NOT "CAPPED" ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) FOR LIMITED DURATION, AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JUNE 1, 2001 THROUGH DECEMBER 31, 2001 AND HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.65% AND 3.80%, RESPECTIVELY, FOR LIMITED DURATION CLASS X SHARES AND 0.90% AND 3.55%, RESPECTIVELY, FOR LIMITED DURATION CLASS Y SHARES AND 1.62% AND (0.35)%, RESPECTIVELY, FOR INFORMATION CLASS X SHARES AND 1.87% AND (0.60)%, RESPECTIVELY, FOR INFORMATION CLASS Y SHARES.

  Morgan Stanley Variable Investment Series
--------------------------------------------------------------

- ADDITIONAL INFORMATION ABOUT EACH PORTFOLIO'S INVESTMENTS is available in the Fund's ANNUAL and SEMI-ANNUAL REPORTS TO SHAREHOLDERS. In the Fund's ANNUAL REPORT, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's STATEMENT OF ADDITIONAL INFORMATION also provides additional information about the Fund. The STATEMENT OF ADDITIONAL INFORMATION is incorporated herein by reference (legally is part of this PROSPECTUS). For a free copy of any of these documents, to request other information about the Portfolios, or to make shareholder inquiries, please call: (800) 869-NEWS

- YOU ALSO MAY OBTAIN INFORMATION ABOUT THE FUND BY CALLING your Morgan Stanley Financial Advisor.

- INFORMATION ABOUT THE FUND (including the STATEMENT OF ADDITIONAL INFORMATION) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at
   (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-3692)

STATEMENT OF ADDITIONAL INFORMATION


MAY 1, 2003


MORGAN STANLEY
VARIABLE INVESTMENT SERIES

----------------------------------------------------------------------

    -THE MONEY MARKET PORTFOLIO

    -THE LIMITED DURATION PORTFOLIO

    -THE QUALITY INCOME PLUS PORTFOLIO

    -THE HIGH YIELD PORTFOLIO

    -THE UTILITIES PORTFOLIO

    -THE INCOME BUILDER PORTFOLIO

    -THE DIVIDEND GROWTH PORTFOLIO


    -THE GLOBAL DIVIDEND GROWTH PORTFOLIO


    -THE EUROPEAN GROWTH PORTFOLIO

    -THE PACIFIC GROWTH PORTFOLIO

    -THE EQUITY PORTFOLIO

    -THE S&P 500 INDEX PORTFOLIO


    -THE GLOBAL ADVANTAGE PORTFOLIO


    -THE AGGRESSIVE EQUITY PORTFOLIO

    -THE INFORMATION PORTFOLIO

    -THE STRATEGIST PORTFOLIO


    This STATEMENT OF ADDITIONAL INFORMATION for the Morgan Stanley Variable Investment Series (the "Fund") is not a prospectus. The Fund's Class X PROSPECTUS and the Fund's Class Y PROSPECTUS (each dated May 1, 2003) provide the basic information you should know before allocating your investment under your variable annuity contract or your variable life contract. Either PROSPECTUS may be obtained without charge from the Fund at its address or telephone number listed below or from the Fund's Distributor, Morgan Stanley Distributors Inc., or from Morgan Stanley DW Inc. at any of its branch offices.



Morgan Stanley
Variable Investment Series
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------


    I.  Fund History.....................................................    4
   II.  Description of the Fund and Its Investments and Risks............    4
        A. Classification................................................    4
        B. Eligible Purchasers...........................................    4
        C. Investment Strategies and Risks...............................    4
        D. Fund Policies/Investment Restrictions.........................   18
        E. Portfolio Turnover............................................   22
  III.  Management of the Fund...........................................   22
        A. Board of Trustees.............................................   22
        B. Management Information........................................   22
        C. Compensation..................................................   27
   IV.  Control Persons and Principal Holders of Securities..............   29
    V.  Investment Management and Other Services.........................   30
        A. Investment Manager and Sub-Advisor............................   30
        B. Principal Underwriter.........................................   33
        C. Services Provided by the Investment Manager and Sub-Advisor...   33
        D. Rule 12b-1 Plan...............................................   34
        E. Other Service Providers.......................................   36
        F. Codes of Ethics...............................................   36
   VI.  Brokerage Allocation and Other Practices.........................   36
        A. Brokerage Transactions........................................   36
        B. Commissions...................................................   37
        C. Brokerage Selection...........................................   40
        D. Directed Brokerage............................................   41
        E. Regular Broker-Dealers........................................   41
  VII.  Capital Stock and Other Securities...............................   43
 VIII.  Purchase, Redemption and Pricing of Shares.......................   44
        A. Purchase/Redemption of Shares.................................   44
        B. Offering Price................................................   44
   IX.  Taxation of the Portfolios and Shareholders......................   47
    X.  Underwriters.....................................................   48
   XI.  Calculation of Performance Data..................................   48
  XII.  Financial Statements.............................................   53
        Appendix -- Ratings of Corporate Debt Instruments Investments....  195

GLOSSARY OF SELECTED DEFINED TERMS
--------------------------------------------------------------------------------

    The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).


    "CONTRACT" -- Variable annuity contract and/or variable life insurance contract issued by Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Glenbrook Life and Annuity Company and Paragon Life Insurance Company.


    "CONTRACT OWNERS" -- Owners of a Contract.

    "CUSTODIAN" -- The Bank of New York for each Portfolio other than the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the INFORMATION PORTFOLIO. JPMorgan Chase Bank for the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the INFORMATION PORTFOLIO.

    "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

    "FINANCIAL ADVISOR" -- Morgan Stanley authorized financial services representatives.


    "FUND" -- Morgan Stanley Variable Investment Series, a registered open-end series investment company currently consisting of sixteen Portfolios.


    "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act) of the Fund.


    "INVESTMENT MANAGER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.


    "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

    "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

    "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

    "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

    "PORTFOLIO(S)" -- The separate investment portfolio(s) of the Fund.

    "SUB-ADVISOR" -- Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley (only applicable to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO).

    "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

    "TRUSTEES" -- The Board of Trustees of the Fund.

I. FUND HISTORY
--------------------------------------------------------------------------------


    The Fund was organized under the laws of the Commonwealth of Massachusetts on February 25, 1983 under the name Dean Witter Variable Annuity Investment Series and is a trust of the type commonly referred to as a Massachusetts Business Trust. Effective February 23, 1988, the Fund's name was changed to Dean Witter Variable Investment Series. On September 1, 1995, the name of the MANAGED ASSETS PORTFOLIO was changed to the STRATEGIST PORTFOLIO. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Variable Investment Series. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Variable Investment Series. Effective May 1, 2002, the name of the SHORT-TERM BOND PORTFOLIO was changed to the LIMITED DURATION PORTFOLIO. Effective July 30, 2002, the name of the COMPETITIVE EDGE "BEST IDEAS" PORTFOLIO was changed to the GLOBAL ADVANTAGE PORTFOLIO.


II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

    The Fund is an open-end, diversified management investment company.

B. ELIGIBLE PURCHASERS

    As discussed in each of the Class X and Class Y PROSPECTUSES, shares of the Fund are sold only to particular insurance companies in connection with variable annuity and/or variable life insurance contracts they issue. It is conceivable that in the future it may become disadvantageous for both variable life insurance and variable annuity contract separate accounts to invest in the same underlying funds. Although neither the various insurance companies nor the Fund currently foresee any such disadvantage, the Trustees intend to monitor events in order to identify any material irreconcilable conflict between the interest of variable annuity contract owners and variable life insurance contract owners and to determine what action, if any, should be taken in response thereto.

C. INVESTMENT STRATEGIES AND RISKS

    The following discussion of each Portfolio's investment strategies and risks should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," "Additional Investment Strategy Information" and "Additional Risk Information."


    CONVERTIBLE SECURITIES. Each Portfolio, other than the MONEY MARKET PORTFOLIO and the S&P 500 INDEX PORTFOLIO may acquire through purchase fixed-income securities which are convertible into common stock ("convertible securities"). In addition, each Portfolio, other than the MONEY MARKET PORTFOLIO, may acquire convertible securities through a distribution by a security held in its portfolio. Convertible securities are generally fixed-income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege) and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).


    To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and to decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a Portfolio at varying price levels above their investment values and/ or their conversion values in keeping with the Portfolio's objective.

    With respect to each Portfolio other than the MONEY MARKET PORTFOLIO, the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO, the INCOME BUILDER PORTFOLIO, the S&P 500 INDEX PORTFOLIO, and the STRATEGIST PORTFOLIO, up to 5% of the Portfolio's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Portfolio selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Portfolio, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.



    With respect to the INCOME BUILDER PORTFOLIO, up to 10% of the Portfolio's net assets may be invested in synthetic convertible securities and up to 25% of the Portfolio's net assets may be invested in enhanced convertible securities. While the value of traditional convertible securities is generally based on the common stock of the issuer of that security, synthetic convertible securities are preferred stocks or debt obligations of an issuer, which are combined with an equity factor whose value is based on the value of the common stock of another issuer or a particular benchmark (which may include a foreign issuer, a basket of foreign stocks, or a company whose stock is not yet publicly traded). Unlike traditional convertible securities that are convertible only at the option of the security holder, synthetic convertible securities are often not convertible prior to maturity, at which time their value is paid in cash by the issuer. Synthetic convertible securities may be less liquid than traditional convertible securities and their price changes may be more volatile. Reduced liquidity may have an adverse impact on the Portfolio's ability to sell particular synthetic securities promptly at favorable prices and may also make it more difficult for the Portfolio to obtain market quotations based on actual trades, for purposes of valuing the Portfolio's securities. Enhanced convertible securities offer the holder the opportunity of obtaining higher current income than would be available from a traditional equity security issued by the same company, in exchange for reduced participation or a cap on the appreciation that can be realized in the underlying common stock. Unlike traditional convertible securities, in many cases enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity. Due to this mandatory conversion feature, enhanced convertible securities may be more volatile than traditional convertible securities.



    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The LIMITED DURATION PORTFOLIO, the HIGH YIELD PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may enter into forward foreign currency exchange contracts ("forward contracts"): to facilitate settlement in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. In addition, the LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may enter into forward contracts as a hedge against fluctuations in future foreign exchange rates. Each Portfolio may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large commercial and investment banks) and their customers. Forward contracts only will be entered into with United States banks and their foreign branches or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

    When the Fund's Investment Manager believes that a particular foreign currency may experience a substantial movement against the U.S. dollar, it may enter into a forward contract to purchase or sell, for a fixed amount of dollars or other currency, the amount of foreign currency approximating the value of some or all of a Portfolio's portfolio securities denominated in such foreign currency. The Portfolios will also not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities or other assets denominated in that currency.


    The LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Portfolios may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.


    A Portfolio will not enter into forward currency contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's portfolio securities.

    When required by law, a Portfolio will cause its custodian bank to earmark cash, U.S. government securities, or other appropriate liquid portfolio securities in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Portfolio's commitments with respect to such contracts.

    Although a Portfolio values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

    A Portfolio may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

    Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Portfolio's volatility and may involve a significant amount of risk relative to the investment of cash.


    OPTION AND FUTURES TRANSACTIONS. Each of the following Portfolios may engage in transactions in listed and OTC options: the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Portfolio the right to buy from the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the U.S.) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give the Portfolio the right to sell the underlying security or currency to the OCC (in the U.S.) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the U.S.) or other clearing corporation or exchange, at the exercise price.



    COVERED CALL WRITING. Each of the above-named Portfolios is permitted to write covered call options on portfolio securities without limit. Each of the LIMITED DURATION PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO may also write covered call options on the U.S. dollar and foreign currencies in which its portfolio securities are denominated, without limit.


    The Portfolio will receive from the purchaser, in return for a call it has written, a "premium," i.e., the price of the option. Receipt of these premiums may better enable the Portfolio to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Portfolio if the securities (or currencies) underlying the option decline in value.


    The Portfolio may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the Portfolio has been assigned an exercise notice, the Portfolio will be unable to effect a closing purchase transaction.


    A call option is "covered" if the Portfolio owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Portfolio's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Portfolio holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Portfolio in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Portfolio's books.


    Options written by the Portfolio normally have expiration dates of up to eighteen months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.


    COVERED PUT WRITING. Each of the Portfolios that may engage in covered call writing may engage in covered put writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Portfolio would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). At any time during the option period, the Portfolio may be required to make payment of the exercise price against delivery of the underlying security (or currency). A put option is "covered" if the Portfolio maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Portfolio's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Portfolio's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.


    PURCHASING CALL AND PUT OPTIONS. Each of the LIMITED DURATION PORTFOLIO, the INCOME BUILDER PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets and, in the case of each of the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO and the STRATEGIST PORTFOLIO, up to 10% of its total assets. Each of the last three listed Portfolios and the INFORMATION PORTFOLIO may purchase stock index options in amounts not exceeding 5% of its total assets. The purchase of a call option would enable a Portfolio, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable a Portfolio, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.



    OPTIONS ON FOREIGN CURRENCIES. The LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, and the AGGRESSIVE EQUITY PORTFOLIO may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.


    OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a Portfolio. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between a Portfolio and the transacting dealer, without the intermediation of a third party such as the OCC. The Portfolios may engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.

    RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability of the Investment Manager or, if applicable, the Sub-Advisor, to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, a Portfolio may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency) increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

    A Portfolio's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in options, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Portfolio would lose the premium paid for the option as well as any anticipated benefit of the transaction.

    Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Portfolios may write.

    The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

    The markets in foreign currency options are relatively new and a Portfolio's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

    The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

    There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.


    STOCK INDEX OPTIONS. Each of the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may invest in options on stock indexes. Options on stock indexes are similar to options on stock except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.


    RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, a Portfolio could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

    When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.


    A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money (the exercise price of the call (put) option is more (less) than the market price of the underlying security), the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.


    If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.


    FUTURES CONTRACTS. Each of the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and sell interest rate and index futures contracts that are traded on U.S. commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO, on any foreign government fixed-income security and on various currencies, and with respect to each of the ten listed Portfolios that may engage in futures transactions, on such indexes of the United States (and, if applicable, foreign securities) as may exist or come into existence. The S&P 500 INDEX PORTFOLIO may invest in stock index futures.


    A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a Portfolio, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a Portfolio to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

    Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that a Portfolio will be able to enter into a closing transaction.

    MARGIN. If a Portfolio enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

    Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Portfolio upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Portfolio may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.


    OPTIONS ON FUTURES CONTRACTS. Each of the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.


    The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

    LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. A Portfolio may not enter into futures contracts or purchase related options thereon if, immediately thereafter, the amount committed to margin plus the amount paid for premiums for unexpired options on futures contracts exceeds 5% of the value of the Portfolio's total assets, after taking into account unrealized gains and unrealized losses on such contracts into which it has entered; provided, however, that in the case of an option that is in-the-money (the exercise price of the call (put) option is less (more) than the market price of the underlying security) at the time of purchase, the in-the-money amount may be excluded in calculating the 5%. However, there is no overall limitation on the percentage of a Portfolio's net assets which may be subject to a hedge position.

    RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Portfolio's securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which a Portfolio seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Investment Manager (and/or if applicable, the Sub-Advisor) may still not result in a successful hedging transaction.

    There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a Portfolio may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Portfolio to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

    Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Portfolio has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Portfolio may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on a Portfolio's ability to effectively hedge its portfolio.

    Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a Portfolio's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of a Portfolio's transactions effected on foreign exchanges.

    In the event of the bankruptcy of a broker through which a Portfolio engages in transactions in futures or options thereon, the Portfolio could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

    If a Portfolio maintains a short position in a futures contract or has sold a call option in a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Portfolio, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Portfolio to purchase the same contract at a price no higher than the price at which the short position was established.

    In addition, if a Portfolio holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Portfolio. Alternatively, the Portfolio could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Portfolio.

    COLLATERALIZED MORTGAGE OBLIGATIONS. The LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO and the STRATEGIST PORTFOLIO may invest in CMOs - collateralized mortgage obligations. CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collectively "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. CMOs are issued in multiple classes. Each class has a specific fixed or floating coupon rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets may be allocated among the classes in a number of different ways.

Certain classes will, as a result of the collection, have more predictable cash flows than others. As a general matter, the more predictable the cash flow, the lower the yield relative to other Mortgage Assets. The less predictable the cash flow, the higher the yield and the greater the risk. The Portfolio(s) may invest in any class of CMO.

    Certain mortgage-backed securities in which the Portfolio(s) may invest (E.G., certain classes of CMOs) may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Portfolio could sustain a loss.

    In addition, the LIMITED DURATION PORTFOLIO may invest up to 15% of its net assets in stripped mortgage-backed securities, which are usually structured in two classes. One class entitles the holder to receive all or most of the interest but little or none of the principal of a pool of Mortgage Assets (the interest-only or "IO Class"), while the other class entitles the holder to receive all or most of the principal but little or none of the interest (the principal-only or "PO" Class). IOs tend to decrease in value substantially if interest rates decline and prepayment rates become more rapid. POs tend to decrease in value substantially if interest rates increase and the rate of repayment decreases.


    The LIMITED DURATION PORTFOLIO may invest up to 10% of its assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater, while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. Some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.


    ASSET-BACKED SECURITIES. The LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO and the STRATEGIST PORTFOLIO may invest in asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of other assets. Various types of assets, primarily automobile and credit card receivables and home equity loans, are being securitized in pass-through structures similar to the mortgage pass-through structures. These types of securities are known as asset-backed securities. The Portfolio(s) may invest in any type of asset-backed security.


    Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates, although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.



    ADDITIONAL INFORMATION CONCERNING THE LIMITED DURATION PORTFOLIO. The LIMITED DURATION PORTFOLIO'S investments in preferred stocks are limited to those rated in one of the four highest categories by a nationally recognized statistical rating organization ("NRSRO"), including Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff and Phelps, Inc. and Fitch IBCA, Inc. Investments in securities rated within the four highest rating categories by a NRSRO are considered "investment grade." However, such securities rated within the fourth highest rating category by a NRSRO may have speculative characteristics and, therefore, changes in economic conditions or other circumstances are more likely to weaken their capacity to make principal and interest payments than would be the case with investments in securities with higher credit ratings.


    ADDITIONAL INFORMATION CONCERNING THE S&P 500 INDEX PORTFOLIO. The S&P 500 INDEX PORTFOLIO is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill

Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of shares of the Portfolio or any member of the public regarding the advisability of investing in securities generally or in the Portfolio particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the S&P 500 INDEX PORTFOLIO is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the Portfolio. S&P has no obligation to take the needs of the Portfolio or the owners of shares of the Portfolio into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Portfolio or the timing of the issuance or sale of shares of the Portfolio or in the determination or calculation of the equation by which shares of the Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

    S&P does not guarantee the accuracy or the completeness of the S&P 500 Index or any data included therein, and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the S&P 500 INDEX PORTFOLIO, owners of shares of the Portfolio, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.


    MONEY MARKET SECURITIES. In addition to the short-term fixed-income securities in which the Portfolios may otherwise invest, the Portfolios may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. (This section does not apply to the MONEY MARKET PORTFOLIO, whose money market instruments are described in the Prospectus.) Such securities are limited to:


    U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank, including Treasury bills, notes and bonds;

    BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

    EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

    OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan association, having total assets of $1 billion or more;

    FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of a Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

    COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

    REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by a Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.


    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Portfolio follows procedures approved by the Trustees designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the case of the MONEY MARKET PORTFOLIO, such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that at the time the repurchase agreement is entered into are rated in the highest rating category by the "Requisite NRSROs" (as defined in Rule 2a-7 under the Investment Company Act of 1940). Additionally, in the case of the MONEY MARKET PORTFOLIO, the collateral must qualify the repurchase agreement for preferential treatment under the Federal Deposit Insurance Act of the Federal Bankruptcy Code. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. It is the current policy of each Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of its total assets in the case of each of the MONEY MARKET PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO, and 15% of its net assets in the case of each of the other Portfolios.



    ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Portfolios may be "zero coupon" securities. These are debt securities which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).



    The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Portfolio) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Portfolio receives no interest payments in cash on the security during the year.


    REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. Each of the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO and may use reverse repurchase agreements for purposes of meeting redemptions or as part of its investment strategy. The LIMITED DURATION PORTFOLIO may also use dollar rolls as part of its investment strategy.

    Reverse repurchase agreements involve sales by the Portfolio of assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Reverse repurchase agreements involve the risk that the market value of the securities the Portfolio is obligated to purchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Portfolio's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Portfolio's obligation to repurchase the securities.

    Dollar rolls involve the Portfolio selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio will forgo principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

    Reverse repurchase agreements and dollar rolls are speculative techniques involving leverage and are considered borrowings by the Portfolio. With respect to each of the QUALITY INCOME PLUS PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, reverse repurchase agreements may not exceed 10% of the Portfolio's total assets.


    INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Each of the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest in real estate investment trusts (also known as "REITs"), which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for a Portfolio to invest in the real estate industry (the Fund is prohibited from investing in real estate directly). As a shareholder in a real estate investment trust, a Portfolio would bear its ratable share of the real estate investment trust's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in real estate investment trusts.


    LENDING PORTFOLIO SECURITIES. Each Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Portfolio, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Portfolio continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. A Portfolio will not lend securities with a value exceeding 10% of the Portfolio's total assets.

    As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Portfolio's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Portfolio. Any gain or loss in the market price during the loan period would inure to the Portfolio.

    When voting or consent rights which accompany loaned securities pass to the borrower, a Portfolio will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Portfolio's investment in the loaned securities. The Portfolio will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.


    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, each Portfolio other than the S&P 500 INDEX PORTFOLIO may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While a Portfolio will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Portfolio may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.


    At the time a Portfolio makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of a Portfolio's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Portfolio will also establish a segregated account on its books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.


    WHEN, AS AND IF ISSUED SECURITIES. Each Portfolio other than the MONEY MARKET PORTFOLIO and the S&P 500 INDEX PORTFOLIO may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in a Portfolio until the Portfolio determines that issuance of the security is probable. At that time, the Portfolio will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the Portfolio will also establish a segregated account on the Portfolio's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.



    The value of a Portfolio's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the Portfolio, may not exceed 5% of the value of the Portfolio's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Portfolio assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A Portfolio may also sell securities on a "when, as and if issued" basis, provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Portfolio at the time of sale.


    PRIVATE PLACEMENTS. As a fundamental policy, which may only be changed by the shareholders of the affected Portfolios, each of the QUALITY INCOME PLUS PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 5% of its total assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable.


    As a non-fundamental policy, which may be changed by the Trustees, each of the UTILITIES PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the INCOME BUILDER PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO may invest up to 10% of its total assets in such restricted securities; each of the HIGH YIELD PORTFOLIO, the GLOBAL

DIVIDEND GROWTH PORTFOLIO and the GLOBAL ADVANTAGE PORTFOLIO may invest up to 15% of its total assets in such restricted securities; and each of the LIMITED DURATION PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO may invest up to 15% of its net assets in such restricted securities. (With respect to these eleven Portfolios, securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a Portfolio from disposing of them promptly at reasonable prices. A Portfolio may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.



    Rule 144A permits the above-listed Portfolios to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by a Portfolio. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed, as to each of the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO, 10% of the Portfolio's total assets and, as to each of the other Portfolios listed above, 15% of the Portfolio's net assets, as more fully described under "Fund Policies/Investment Restrictions" below. However, investing in Rule 144A securities could have the effect of increasing the level of Portfolio illiquidity to the extent the Portfolio, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.



    WARRANTS AND SUBSCRIPTION RIGHTS. The Portfolios, other than the MONEY MARKET PORTFOLIO and the QUALITY INCOME PLUS PORTFOLIO, may acquire warrants and subscription rights attached to other securities. In addition, each of the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may invest up to 5% of its assets in warrants not attached to other securities, with a limit of up to 2 % of its total assets in warrants that are not listed on the New York or American Stock Exchange. The GLOBAL ADVANTAGE PORTFOLIO may invest in warrants which are issued as a distribution by the issuer or a security held in its portfolio. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.


    A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.


    OTHER INVESTMENT VEHICLES. Each of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO and the INFORMATION PORTFOLIO may acquire shares in other investment companies, including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which these four Portfolios may participate in certain foreign securities markets. In addition, the S&P 500 PORTFOLIO may acquire shares of other investment companies. As a shareholder in an investment company, a Portfolio would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time the Portfolio would continue to pay its own investment management fees and other expenses, as a result of which the Portfolio and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in other investment companies.


D. FUND POLICIES/INVESTMENT RESTRICTIONS

    The investment restrictions listed below have been adopted by the Fund as fundamental policies of the Portfolios. Under the Investment Company Act of 1940, as amended (the "Investment Company Act"), a fundamental policy of a Portfolio may not be changed without the vote of a majority of the outstanding voting securities of the Portfolio. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares of a Portfolio present at a meeting of Fund shareholders, if the holders of 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Portfolio. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and
(ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

INVESTMENT OBJECTIVES

    The investment objective of each Portfolio is a fundamental policy which may not be changed without the approval of the shareholders of that Portfolio.

RESTRICTIONS APPLICABLE TO ALL PORTFOLIOS

Each Portfolio MAY NOT:


    1. Invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities), or purchase more than 10% of the voting securities, or more than 10% of any class of security, of any issuer (for this purpose all outstanding debt securities of an issuer are considered as one class and all preferred stock of an issuer are considered as one class). With regard to the LIMITED DURATION PORTFOLIO, the INCOME BUILDER PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, these limitations apply only as to 75% of the Portfolio's total assets.


    2. Concentrate its investments in any particular industry, but if deemed appropriate for attainment of its investment objective, a Portfolio may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by that Portfolio for investment purposes. This restriction does not apply to obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, or, in the case of the MONEY MARKET PORTFOLIO, to domestic bank obligations (not including obligations issued by foreign branches of such banks). This restriction does not apply, in the case of the UTILITIES PORTFOLIO, to the utilities industry and, in the case of the INFORMATION PORTFOLIO, to the communications and information industry, in which industries these Portfolios will concentrate, respectively.


    3. Except for the LIMITED DURATION PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, invest more than 5% of the value of its total assets in securities of issuers having a record, together with predecessors, of less than three years of continuous operation. This restriction shall not apply to any obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.



    4. Purchase or sell commodities or commodity futures contracts, or oil, gas or mineral exploration or developmental programs, except that a Portfolio may invest in the securities of companies which operate, invest in, or sponsor such programs, and (i) the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO may purchase or sell futures contracts and related options thereon; and (ii) the LIMITED DURATION PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO and the AGGRESSIVE EQUITY PORTFOLIO may purchase or sell currency futures contracts and related options thereon and the S&P 500 INDEX PORTFOLIO may purchase or sell index futures contracts.


    5. Borrow money (except insofar as each of the LIMITED DURATION PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO may be deemed to have borrowed by entrance into a reverse repurchase agreement (in an amount not exceeding 10% of the Portfolio's total assets, except in the case of the LIMITED DURATION PORTFOLIO)), except from banks for temporary or emergency purposes or to meet redemption requests which might otherwise require the untimely disposition of securities, and, in the case of the Portfolios other than the QUALITY INCOME PLUS PORTFOLIO, not for investment or leveraging, provided that borrowing in the aggregate (other than, in the case of the QUALITY INCOME PLUS PORTFOLIO, for investment or leveraging) may not exceed 5% of the value of the Portfolio's total assets (including the amount borrowed) at the time of such borrowing.

    6. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options and collateral arrangements with respect to initial margin for futures are not deemed to be pledges of assets.)


    7. Purchase securities on margin (but the Portfolios may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the UTILITIES PORTFOLIO, the INCOME BUILDER PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO, the INFORMATION PORTFOLIO and the STRATEGIST PORTFOLIO of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.



    8. In the case of each Portfolio, other than the LIMITED DURATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or, in the case of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, in accordance with the provisions of Section 12(d) of the Investment Company Act and any Rules promulgated thereunder.



    9. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Portfolio may invest consistent with its investment objectives and policies; (b) by investing in repurchase agreements; or (c) by lending its portfolio securities, not in excess of 10% of the value of a Portfolio's total assets, including maintaining collateral from the borrower equal at all times to the current market value of the securities loaned, provided that lending of portfolio securities is not deemed to be loans in the case of the LIMITED DURATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO.



    10. In the case of each Portfolio, other than the LIMITED DURATION PORTFOLIO, the S&P 500 INDEX PORTFOLIO, the GLOBAL ADVANTAGE PORTFOLIO, the AGGRESSIVE EQUITY PORTFOLIO and the INFORMATION PORTFOLIO, invest in securities of any issuer if, to the knowledge of the Fund, any officer or Trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, Trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.


    11. Purchase or sell real estate; however, the Portfolios may purchase marketable securities of issuers which engage in real estate operations or which invest in real estate or interests therein, including real estate investment trusts and securities which are secured by real estate or interests therein.


    12. Engage in the underwriting of securities, except insofar as the Portfolio may be deemed an underwriter under the Securities Act in disposing of a portfolio security.


    13. Invest for the purposes of exercising control or management of another company.

    14. Participate on a joint or a joint and several basis in any securities trading account. The "bunching" of orders of two or more Portfolios (or of one or more Portfolios and of other accounts under the investment management of the Investment Manager) for the sale or purchase of portfolio securities shall not be considered participating in a joint securities trading account.


    15. Issue senior securities as defined in the Investment Company Act, except insofar as the Portfolio may be deemed to have issued a senior security by reason of: (a) entering into any repurchase agreement (or, in the case of the QUALITY INCOME PLUS PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, a reverse repurchase agreement, or, in the case of the LIMITED DURATION PORTFOLIO, a reverse repurchase agreement or a dollar roll);
(b) borrowing money in accordance with
restrictions described above; (c) purchasing any security on a when-issued, delayed delivery or forward commitment basis; (d) lending portfolio securities; or (e) purchasing or selling futures contracts, forward foreign exchange contracts or options, if such investments are otherwise permitted for the Portfolio.

RESTRICTIONS APPLICABLE TO RESTRICTED AND ILLIQUID SECURITIES

    16. Each of the QUALITY INCOME PLUS PORTFOLIO, the DIVIDEND GROWTH PORTFOLIO, the EQUITY PORTFOLIO and the STRATEGIST PORTFOLIO may not invest more than 5% of the value of its total assets in securities which are restricted as to disposition under the Federal securities laws or otherwise, provided that this restriction shall not apply to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Portfolio; however, these Portfolios will attempt to dispose in an orderly fashion of any of these securities to the extent that these, together with other illiquid securities, exceed 10% of the Portfolio's total assets.


    17. Both the UTILITIES PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO may not invest more than 10% of its total assets in "illiquid securities" (securities for which market quotations are not readily available) and repurchase agreements which have a maturity of longer than seven days. In addition, no more than 15% of the EUROPEAN GROWTH PORTFOLIO'S net assets will be invested in such illiquid securities and foreign securities not traded on a recognized domestic or foreign exchange.


RESTRICTIONS APPLICABLE TO THE MONEY MARKET PORTFOLIO ONLY

    The MONEY MARKET PORTFOLIO may not:

    1. Purchase securities for which there are legal or contractual restrictions on resale (I.E., restricted securities).

    2. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

RESTRICTIONS APPLICABLE TO THE QUALITY INCOME PLUS PORTFOLIO ONLY

    The QUALITY INCOME PLUS PORTFOLIO may not acquire any common stocks except when acquired upon conversion of fixed-income securities. The QUALITY INCOME PLUS PORTFOLIO will attempt to dispose in an orderly fashion of any common stocks acquired under these circumstances.

RESTRICTIONS APPLICABLE TO THE HIGH YIELD PORTFOLIO ONLY

    The HIGH YIELD PORTFOLIO may not:

    1. Acquire any common stocks, except (a) when attached to or included in a unit with fixed-income securities; (b) when acquired upon conversion of fixed-income securities; or (c) when acquired upon exercise of warrants attached to fixed-income securities. The HIGH YIELD PORTFOLIO may retain common stocks so acquired, but not in excess of 10% of its total assets.

    2. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

RESTRICTIONS APPLICABLE TO THE DIVIDEND GROWTH PORTFOLIO ONLY

    The DIVIDEND GROWTH PORTFOLIO may not invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.

RESTRICTIONS APPLICABLE TO THE EQUITY PORTFOLIO ONLY

    The EQUITY PORTFOLIO may not:

    1. Invest more than 5% of the value of its total assets in warrants, including not more than 2% of such assets in warrants not listed on either the New York or American Stock Exchange. However, the acquisition of warrants attached to other securities is not subject to this restriction.


    2. Purchase non-convertible corporate bonds unless rated at the time of purchase Aa or better by Moody's or AA or better by S&P, or purchase commercial paper unless issued by a U.S. corporation and rated at the time of purchase Prime-1 by Moody's or A-1 by S&P, although it may continue to hold a security if its quality rating is reduced by a rating service below those specified.

    3. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof.

    4. Invest in securities of foreign issuers, except for (i) securities of Canadian issuers registered under the Securities Exchange Act of 1934 and
(ii) American Depositary Receipts.

E. PORTFOLIO TURNOVER


    For the fiscal years ended December 31, 2001 and 2002, the portfolio turnover rates of the PACIFIC GROWTH PORTFOLIO were 124% and 299%, respectively, the LIMITED DURATION PORTFOLIO was 133% and 58%, respectively, the EQUITY PORTFOLIO was 329% and 223%, respectively, the AGGRESSIVE EQUITY PORTFOLIO was 409% and 268%, respectively and the GLOBAL ADVANTAGE PORTFOLIO were 47% and 119%, respectively. These variations resulted from the portfolio managers' responses to varying market conditions during these periods.


III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

    The Trustees oversee the management of the Portfolios but do not manage each Portfolio. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that each Portfolio's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to each Portfolio in a satisfactory manner.


    Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and each Portfolio and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith, with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and each Portfolio and its shareholders.


B. MANAGEMENT INFORMATION


    TRUSTEES AND OFFICERS. The Board of the Fund consists of eight Trustees. These same individuals also serve as directors or trustees for all of the Morgan Stanley Funds. Five Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.



    The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of December 31, 2002) and other directorships, if any, held by the Trustee, are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Advisors Inc. and any funds that have an investment advisor that is an affiliated person of Morgan Stanley Investment Advisors Inc. (including, but not limited to, Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Van Kampen Asset Management Inc.).

                                                                                         NUMBER OF
                                                                                         PORTFOLIOS
                                                                                          IN FUND
                               POSITION(S)   LENGTH OF                                    COMPLEX
  NAME, AGE AND ADDRESS OF      HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE       REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
-----------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Michael Bozic (62)             Trustee      Since        Retired; Director or Trustee       123      Director of Weirton Steel
c/o Mayer, Brown, Rowe & Maw                April 1994   of the Morgan Stanley Funds                 Corporation.
Counsel to the                                           and TCW/DW Term Trust 2003;
Independent                                              formerly Vice Chairman of
Trustees                                                 Kmart Corporation (December
1675 Broadway                                            1998-October 2000), Chairman
New York, NY                                             and Chief Executive Officer of
                                                         Levitz Furniture Corporation
                                                         (November 1995-November 1998)
                                                         and President and Chief
                                                         Executive Officer of Hills
                                                         Department Stores (May
                                                         1991-July 1995); formerly
                                                         variously Chairman, Chief
                                                         Executive Officer, President
                                                         and Chief Operating Officer
                                                         (1987-1991) of the Sears
                                                         Merchandise Group of Sears,
                                                         Roebuck & Co.

Edwin J. Garn (70)             Trustee      Since        Director or Trustee of the         123      Director of Franklin
c/o Summit Ventures LLC                     January      Morgan Stanley Funds and                    Covey (time management
1 Utah Center                               1993         TCW/DW Term Trust 2003;                     systems), BMW Bank of
201 S. Main Street                                       formerly United States Senator              North America, Inc.
Salt Lake City, UT                                       (R-Utah)(1974-1992) and                     (industrial loan
                                                         Chairman, Senate Banking                    corporation), United
                                                         Committee (1980-1986);                      Space Alliance (joint
                                                         formerly Mayor of Salt Lake                 venture between Lockheed
                                                         City, Utah (1971-1974);                     Martin and the Boeing
                                                         formerly Astronaut, Space                   Company) and Nuskin Asia
                                                         Shuttle Discovery                           Pacific (multilevel
                                                         (April 12-19, 1985); Vice                   marketing); member of the
                                                         Chairman, Huntsman Corporation              board of various civic
                                                         (chemical company); member of               and
                                                         the Utah Regional Advisory                  charitable organizations.
                                                         Board of Pacific Corp.

Wayne E. Hedien (69)           Trustee      Since        Retired; Director or Trustee       123      Director of The PMI Group
c/o Mayer, Brown, Rowe & Maw                September    of the Morgan Stanley Funds                 Inc. (private mortgage
Counsel to the                              1997         and TCW/DW Term Trust 2003;                 insurance); Trustee and
Independent                                              formerly associated with the                Vice Chairman of The
Trustees                                                 Allstate Companies                          Field Museum of Natural
1675 Broadway                                            (1966-1994), most recently as               History; director of
New York, NY                                             Chairman of The Allstate                    various
                                                         Corporation (March                          other business and
                                                         1993-December 1994) and                     charitable organizations.
                                                         Chairman and Chief Executive
                                                         Officer of its wholly-owned
                                                         subsidiary, Allstate Insurance
                                                         Company (July 1989-December
                                                         1994).

Dr. Manuel H. Johnson (54)     Trustee      Since        Chairman of the Audit              123      Director of NVR, Inc.
c/o Johnson Smick                           July 1991    Committee and Director or                   (home construction);
International, Inc.                                      Trustee of the Morgan Stanley               Chairman and Trustee of
2099 Pennsylvania Avenue,                                Funds and TCW/DW Term Trust                 the Financial Accounting
N.W.                                                     2003; Senior Partner, Johnson               Foundation (oversight
Washington, D.C.                                         Smick International, Inc., a                organization of the
                                                         consulting firm; Co- Chairman               Financial Accounting
                                                         and a founder of the Group of               Standards Board);
                                                         Seven Council (G7C), an                     Director of RBS Greenwich
                                                         international economic                      Capital Holdings
                                                         commission; formerly Vice                   (financial holding
                                                         Chairman of the Board of                    Company).
                                                         Governors of the Federal
                                                         Reserve System and Assistant
                                                         Secretary of the U.S.
                                                         Treasury.

Michael E. Nugent (66)         Trustee      Since        Chairman of the Insurance          214      Director of various
c/o Triumph Capital, L.P.                   July 1991    Committee and Director or                   business organizations.
237 Park Avenue                                          Trustee of the Morgan Stanley
New York, NY                                             Funds and TCW/DW Term Trust
                                                         2003; director/trustee of
                                                         various investment companies
                                                         managed by Morgan Stanley
                                                         Investment Management Inc. and
                                                         Morgan Stanley Investments LP
                                                         (since July 2001); General
                                                         Partner, Triumph Capital,
                                                         L.P., a private investment
                                                         partnership; formerly Vice
                                                         President, Bankers Trust
                                                         Company and BT Capital
                                                         Corporation (1984-1988).


------------------------

* This is the date the Trustee began serving the Morgan Stanley Funds.

  The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee and the other directorships, if any, held by the Trustee, are shown below.



                                                                                        NUMBER OF
                                                                                        PORTFOLIOS
                                                                                         IN FUND
                              POSITION(S)   LENGTH OF                                    COMPLEX
  NAME, AGE AND ADDRESS OF     HELD WITH      TIME      PRINCIPAL OCCUPATION(S) DURING   OVERSEEN   OTHER DIRECTORSHIPS HELD
     MANAGEMENT TRUSTEE       REGISTRANT     SERVED*             PAST 5 YEARS           BY TRUSTEE         BY TRUSTEE
----------------------------  -----------  -----------  ------------------------------  ----------  -------------------------
Charles A. Fiumefreddo        Chairman of  Since        Chairman and Director or           123      None
(69)                          the Board    July 1991    Trustee of the Morgan Stanley
c/o Morgan Stanley Trust      and Trustee               Funds and TCW/DW Term Trust
Harborside Financial                                    2003; formerly Chairman, Chief
Center,                                                 Executive Officer and Director
Plaza Two,                                              of the Investment Manager, the
Jersey City, NJ                                         Distributor and Morgan Stanley
                                                        Services, Executive Vice
                                                        President and Director of
                                                        Morgan Stanley DW, Chairman
                                                        and Director of the Transfer
                                                        Agent and Director and/or
                                                        officer of various Morgan
                                                        Stanley subsidiaries (until
                                                        June 1998) and Chief Executive
                                                        Officer of the Morgan Stanley
                                                        Funds and the TCW/DW Term
                                                        Trusts (until September 2002).

James F. Higgins (55)         Trustee      Since June   Director or Trustee of the         123      None
c/o Morgan Stanley Trust                   2000         Morgan
Harborside Financial                                    Stanley Funds and TCW/DW Term
Center,                                                 Trust 2003 (since June 2000);
Plaza Two,                                              Senior Advisor of Morgan
Jersey City, NJ                                         Stanley (since August 2000);
                                                        Director of the Distributor
                                                        and Dean Witter Realty Inc.;
                                                        Director of AXA Financial,
                                                        Inc. and The Equitable Life
                                                        Assurance Society of the
                                                        United States (financial
                                                        services); previously
                                                        President and Chief Operating
                                                        Officer of the
                                                        Private Client Group of Morgan
                                                        Stanley
                                                        (May 1999-August 2000),
                                                        President and
                                                        Chief Operating Officer of
                                                        Individual
                                                        Securities of Morgan Stanley
                                                        (February
                                                        1997-May 1999).

Philip J. Purcell (59)        Trustee      Since April  Director or Trustee of the         123      Director of American
1585 Broadway                              1994         Morgan Stanley Funds and                    Airlines, Inc. and its
New York, NY                                            TCW/DW Term Trust 2003;                     parent company, AMR
                                                        Chairman of the Board of                    Corporation.
                                                        Directors and Chief Executive
                                                        Officer of Morgan Stanley and
                                                        Morgan Stanley DW; Director of
                                                        the Distributor; Chairman of
                                                        the Board of Directors and
                                                        Chief Executive Officer of
                                                        Novus Credit Services Inc.;
                                                        Director and/or officer of
                                                        various Morgan Stanley
                                                        subsidiaries.


----------------------------------

* This is the date the Trustee began serving the Morgan Stanley Funds.

                                  POSITION(S)
   NAME, AGE AND ADDRESS OF        HELD WITH        LENGTH OF TIME                  PRINCIPAL OCCUPATION(S) DURING
      EXECUTIVE OFFICER           REGISTRANT            SERVED                               PAST 5 YEARS
------------------------------  ---------------  ---------------------  -------------------------------------------------------
Mitchell M. Merin (49)          President        Since May 1999         President and Chief Operating Officer of Morgan Stanley
1221 Avenue of the Americas                                             Investment Management (since December 1998); President,
New York, NY                                                            Director (since April 1997) and Chief Executive Officer
                                                                        (since June 1998) of the Investment Manager and Morgan
                                                                        Stanley Services; Chairman, Chief Executive Officer and
                                                                        Director of the Distributor (since June 1998); Chairman
                                                                        (since June 1998) and Director (since January 1998) of
                                                                        the Transfer Agent; Director of various Morgan Stanley
                                                                        subsidiaries; President (since May 1999) of the
                                                                        Morgan Stanley Funds and TCW/DW Term Trust 2003;
                                                                        Trustee (since December 1999) and President and Chief
                                                                        Executive Officer (since October 2002) of the Van
                                                                        Kampen
                                                                        Open-End Funds and President and Chief Executive
                                                                        Officer (since December 2002) of the Van Kampen
                                                                        Closed-End Funds; previously Chief Strategic Officer of
                                                                        the Investment Manager and Morgan Stanley Services,
                                                                        Chief Executive Officer (September 2002-April 2003) and
                                                                        Vice President (May 1997-April 1999) of the Morgan
                                                                        Stanley Funds and TCW/DW Term Trust 2003, Executive
                                                                        Vice President of the Distributor (April 1997-June
                                                                        1998), and Executive Vice President of Morgan Stanley.

Barry Fink (48)                 Vice President,  Since February 1997    General Counsel (since May 2000) and Managing Director
1221 Avenue of the Americas     Secretary and                           (since December 2000) of Morgan Stanley Investment
New York, NY                    General Counsel                         Management; Managing Director (since December 2000) of
                                                                        the Investment Manager and Morgan Stanley Services;
                                                                        Assistant Secretary of Morgan Stanley DW; Vice
                                                                        President, Secretary and General Counsel of the Morgan
                                                                        Stanley Funds and TCW/DW Term Trust 2003; Managing
                                                                        Director, Director and Secretary of the Distributor;
                                                                        previously, Vice President and Assistant General
                                                                        Counsel of the Investment Manager and Morgan Stanley
                                                                        Services (February 1997-December 2001).

Thomas F. Caloia (57)           Treasurer        Since April 1989       Executive Director and Assistant Treasurer of the
c/o Morgan Stanley Trust                                                Investment Manager, the Distributor and Morgan Stanley
Harborside Financial Center,                                            Services; Treasurer of the Morgan Stanley Funds.
Plaza Two,                                                              Formerly First Vice President of the Investment
Jersey City, NJ                                                         Manager,
                                                                        the Distributor and Morgan Stanley Services.

Ronald E. Robison (64)          Executive Vice   Since April 2003       Managing Director, Chief Administrative Officer and
1221 Avenue of the Americas     President and                           Director (since February 1999) of the Investment
New York, NY                    Principal                               Manager
                                Executive                               and Morgan Stanley Services, Chief Executive Officer
                                Officer                                 and Director of the Transfer Agent and Executive Vice
                                                                        President and Principal Executive Officer of the Morgan
                                                                        Stanley Funds and TCW/DW Term Trust 2003 (since April
                                                                        2003); previously Managing Director of the TCW Group
                                                                        Inc.

Joseph J. McAlinden (60)        Vice President   Since July 1995        Managing Director and Chief Investment Officer of the
1221 Avenue of the Americas                                             Investment Manager, Morgan Stanley Investment
New York, NY                                                            Management Inc. and Morgan Stanley Investments LP;
                                                                        Director of the Transfer Agent; Chief Investment
                                                                        Officer of the Van Kampen Funds.

Francis Smith (37)              Vice President   Since September 2002   Vice President and Chief Financial Officer of the
c/o Morgan Stanley Trust        and Chief                               Morgan Stanley Funds and TCW/DW Term Trust 2003 (since
Harborside Financial Center,    Financial                               September 2002); Executive Director of the Investment
Plaza Two,                      Officer                                 Manager and Morgan Stanley Services (since December
Jersey City, NJ                                                         2001); previously Vice President of the Investment
                                                                        Manager and Morgan Stanley Services (August
                                                                        2000-November 2001) and Senior Manager at
                                                                        PricewaterhouseCoopers LLP (January 1998-August 2000).

    In addition, A. THOMAS SMITH III, Managing Director and General Counsel of the Investment Manager and Morgan Stanley Services, is a Vice President and Assistant Secretary of the Fund, and SARA BADLER, STEFANIE CHANG-YU, LOU ANNE D. MCINNIS, CARSTEN OTTO and RUTH ROSSI, Executive Directors and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, MARILYN K. CRANNEY, First Vice President and Assistant General Counsel of the Investment Manager and Morgan Stanley Services, JOANNE DOLDO, NATASHA KASSIAN, ELISA MITCHELL, ELIZABETH NELSON and SHELDON WINICOUR, Vice Presidents and Assistant General Counsels of the Investment Manager and Morgan Stanley Services, and BENNETT MACDOUGALL, Senior Staff Attorney, are Assistant Secretaries of the Fund.



    For each Trustee, the dollar range of equity securities beneficially owned by the Trustee is shown below.



                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                                   ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                               DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND       BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
      NAME OF TRUSTEE                    (AS OF DECEMBER 31, 2002)                          (AS OF DECEMBER 31, 2002)
---------------------------  -------------------------------------------------   ------------------------------------------------
INDEPENDENT:
Michael Bozic                                      none                                           over $100,000

Edwin J. Garn                                      none                                           over $100,000

Wayne E. Hedien                                    none                                           over $100,000

Dr. Manuel H. Johnson                              none                                           over $100,000

Michael E. Nugent                                  none                                           over $100,000

INTERESTED:

Charles A. Fiumefreddo                             none                                           over $100,000

James F. Higgins                                   none                                           over $100,000

Philip J. Purcell                                  none                                           over $100,000



   As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.



    INDEPENDENT DIRECTORS/TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Directors/Trustees. The Morgan Stanley Funds seek as Independent Directors/Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. All of the Independent Directors/Trustees serve as members of the Audit Committee. In addition, six of the Directors/Trustees, including all of the Independent Directors/Trustees, serve as members of the Derivatives Committee and three Directors/Trustees, including two Independent Trustees, serve as members of the Insurance Committee.



    The Independent Directors/Trustees are charged with recommending to the full board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Portfolio performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Directors/Trustees are required to select and nominate individuals to fill any Independent Director/Trustee vacancy on the board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Morgan Stanley Funds have a Rule 12b-1 plan.

    The Audit Committee is charged with recommending to the full board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full board. The Audit Committee currently consists of Messrs. Johnson, Bozic, Hedien, Garn and Schroeder. During the Fund's fiscal year ended December 31, 2002, the Audit Committee held nine meetings.



    The board of each fund has a Derivatives Committee to approve parameters for and monitor the activities of the Fund with respect to derivative investments, if any, made by the Portfolios. The Derivatives Committee currently consists of Mr. Fiumefreddo and all of the Independent Trustees of the Fund. During the Fund's fiscal year ended December 31, 2002, the Derivatives Committee held six meetings.



    Finally, the board of each fund has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended December 31, 2002, the Insurance Committee held two meetings.



    ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT DIRECTORS/TRUSTEES FOR ALL MORGAN STANLEY FUNDS. The Independent Directors/Trustees and the Funds' management believe that having the same Independent Directors/Trustees for each of the Morgan Stanley Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Directors/ Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as independent directors/trustees of all the funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Directors/Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Directors/Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Directors/ Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Directors/Trustees of the Morgan Stanley Funds.


    TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to the Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION


    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the

Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustess.



    The following table illustrates the compensation that the Fund paid to its Trustees for the fiscal year ended December 31, 2002.


                               FUND COMPENSATION


                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF TRUSTEE                                                  FROM THE FUND
---------------                                                 ---------------
Michael Bozic.................................................      $ 1,700
Edwin J. Garn.................................................        1,700
Wayne E. Hedien...............................................        1,700
Dr. Manuel H. Johnson.........................................        2,400
Michael E. Nugent.............................................        2,200
Charles A. Fiumefreddo........................................       18,460



   The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the 94 registered Morgan Stanley Funds (consisting of 129 portfolios) that were in operation at December 31, 2002. None of the Fund's Trustees received compensation from any other funds in the Fund Complex, except for Mr. Nugent who received compensation for service as Director/Trustee to 15 other registered funds (consisting of 77 portfolios) in the Fund Complex.


                  CASH COMPENSATION FROM MORGAN STANLEY FUNDS


                                                                  TOTAL CASH
                                                                 COMPENSATION
                                                                FOR SERVICES TO
                                                                   94 MORGAN
                                                                 STANLEY FUNDS
                                                                   AND OTHER
                                                                 FUNDS IN THE
NAME OF TRUSTEE                                                  FUND COMPLEX
---------------                                                 ---------------
Michael Bozic.................................................     $159,650
Edwin J. Garn.................................................      159,650
Wayne E. Hedien...............................................      158,950
Dr. Manuel H. Johnson.........................................      226,063
Michael E. Nugent.............................................      296,475
Charles A. Fiumefreddo........................................      360,000



   As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 49 of the Morgan Stanley Funds, including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such independent director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.



    Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation, plus 0.5036667% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses on the books of the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.



    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 2002 and by the 49 Morgan Stanley Funds (including the Fund) for the year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 2002 and from the 49 Morgan Stanley Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex.


         RETIREMENT BENEFITS FROM THE FUND AND ALL MORGAN STANLEY FUNDS


                                  FOR ALL ADOPTING FUNDS                  RETIREMENT
                             --------------------------------              BENEFITS                      ESTIMATED ANNUAL
                                ESTIMATED                                 ACCRUED AS                         BENEFITS
                                CREDITED                                   EXPENSES                     UPON RETIREMENT(2)
                                YEARS OF         ESTIMATED     --------------------------------  --------------------------------
                               SERVICE AT      PERCENTAGE OF                        BY ALL            FROM           FROM ALL
                               RETIREMENT        ELIGIBLE          BY THE          ADOPTING            THE           ADOPTING
NAME OF INDEPENDENT TRUSTEE   (MAXIMUM 10)     COMPENSATION         FUND             FUNDS            FUND             FUNDS
---------------------------  ---------------  ---------------  ---------------  ---------------  ---------------  ---------------
Michael Bozic..............        10             60.44%            $385            $18,457          $  967           $47,838
Edwin J. Garn..............        10             60.44              556             23,881             985            47,878
Wayne E. Hedien............         9             51.37              726             34,473             837            40,842
Dr. Manuel H. Johnson......        10             60.44              392             19,803           1,420            70,050
Michael E. Nugent..........        10             60.44              661             32,362           1,269            62,646


--------------------------

(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount, when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.
(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Eligible Trustee's elections described in Footnote
     (1) above.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------


    As of the date of this STATEMENT OF ADDITIONAL INFORMATION, Allstate Life Insurance Company, Allstate Life Insurance Company of New York and Paragon Life Insurance Company owned all of the outstanding shares of each Class of each Portfolio of the Fund for allocation to their respective separate accounts ("Accounts"), none of the Fund's Trustees was a Contract Owner under the Accounts, and the aggregate number of shares of each Portfolio of the Fund allocated to Contracts owned by the Fund's officers as a group was less than one percent of each Portfolio's outstanding Class X or Class Y shares.



    The address of Allstate Life Insurance Company ("Allstate") is 3100 Sanders Road, Northbrook, IL 60062. The address of Allstate Life Insurance Company of New York ("Allstate NY") is One Allstate Drive, P.O. Box 9095, Farmingville, NY 11738. The address of Paragon Life Insurance Company ("Paragon") is 100 South Brentwood, St. Louis, MO 63105.

    Allstate, Allstate New York and Paragon owned the shares of each Class of each Portfolio of the Fund in the following percentages as of April 8, 2003:



CLASS/PORTFOLIO                      ALLSTATE        ALLSTATE NY        PARAGON           TOTAL
---------------                   ---------------  ---------------  ---------------  ---------------
Class X: The Money Market
  Portfolio.....................       93.39%           6.47%            0.14%           100.00%
Class Y: The Money Market
  Portfolio.....................       97.50%           2.50%            0.00%           100.00%
Class X: The Limited Duration
  Portfolio.....................       95.55%           4.45%            0.00%           100.00%
Class Y: The Limited Duration
  Portfolio.....................       96.70%           3.30%            0.00%           100.00%
Class X: The Quality Income Plus
  Portfolio.....................       94.34%           5.65%            0.01%           100.00%
Class Y: The Quality Income Plus
  Portfolio.....................       97.51%           2.49%            0.00%           100.00%
Class X: The High Yield
  Portfolio.....................       96.95%           2.90%            0.15%           100.00%
Class Y: The High Yield
  Portfolio.....................       96.08%           3.92%            0.00%           100.00%
Class X: The Utilities
  Portfolio.....................       94.59%           5.38%            0.03%           100.00%
Class Y: The Utilities
  Portfolio.....................       97.52%           2.48%            0.00%           100.00%
Class X: The Income Builder
  Portfolio.....................       96.26%           3.72%            0.02%           100.00%
Class Y: The Income Builder
  Portfolio.....................       95.26%           4.74%            0.00%           100.00%
Class X: The Dividend Growth
  Portfolio.....................       95.49%           4.36%            0.15%           100.00%
Class Y: The Dividend Growth
  Portfolio.....................       97.43%           2.57%            0.00%           100.00%
Class X: The Global Dividend
  Growth Portfolio..............       94.89%           4.81%            0.30%           100.00%
Class Y: The Global Dividend
  Growth Portfolio..............       98.50%           1.50%            0.00%           100.00%
Class X: The European Growth
  Portfolio.....................       94.67%           5.04%            0.29%           100.00%
Class Y: The European Growth
  Portfolio.....................       98.30%           1.70%            0.00%           100.00%
Class X: The Pacific Growth
  Portfolio.....................       91.62%           4.91%            3.47%           100.00%
Class Y: The Pacific Growth
  Portfolio.....................       99.59%           0.41%            0.00%           100.00%
Class X: The Equity Portfolio...       96.12%           3.71%            0.18%           100.00%
Class Y: The Equity Portfolio...       98.57%           1.43%            0.00%           100.00%
Class X: The S&P 500 Index
  Portfolio.....................       95.24%           4.76%            0.00%           100.00%
Class Y: The S&P 500 Index
  Portfolio.....................       97.87%           2.13%            0.00%           100.00%
Class X: The Global Advantage
  Portfolio.....................       94.86%           4.39%            0.75%           100.00%
Class Y: The Global Advantage
  Portfolio.....................       99.61%           0.39%            0.00%           100.00%
Class X: The Aggressive Equity
  Portfolio.....................       96.26%           3.74%            0.00%           100.00%
Class Y: The Aggressive Equity
  Portfolio.....................       97.69%           2.31%            0.00%           100.00%
Class X: The Information
  Portfolio.....................       97.69%           2.31%            0.00%           100.00%
Class Y: The Information
  Portfolio.....................       99.75%           0.25%            0.00%           100.00%
Class X: The Strategist
  Portfolio.....................       94.96%           4.95%            0.09%           100.00%
Class Y: The Strategist
  Portfolio.....................       96.93%           3.07%            0.00%           100.00%


V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT MANAGER AND SUB-ADVISOR

    The Investment Manager to each Portfolio is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.


    The Sub-Advisor to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO is Morgan Stanley Investment Management Inc., a subsidiary of Morgan Stanley and an affiliate of the Investment Manager, whose address is 1221 Avenue of the Americas, New York, NY 10020.


    Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide each Portfolio administrative services, manage its business affairs and, other than with respect to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, manage its investments, including the placing of orders for the purchase and sale of portfolio securities. With respect to the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Investment Manager supervises these Portfolios' investments. The Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of each Portfolio determined as of the close of each business day:


NAME OF PORTFOLIO                                INVESTMENT MANAGEMENT FEE RATES
-----------------          ---------------------------------------------------------------------------
The Money Market           0.50% of net assets up to $500 million;
  Portfolio..............  0.425% of net assets exceeding $500 million but not exceeding $750 million; and
                           0.375% of net assets exceeding $750 million
The Limited Duration
  Portfolio..............  0.45% of net assets
The Quality Income Plus    0.50% of net assets up to $500 million and
  Portfolio..............  0.45% of net assets exceeding $500 million
The High Yield             0.50% of net assets up to $500 million and
  Portfolio..............  0.425% of net assets exceeding $500 million
The Utilities              0.65% of net assets up to $500 million;
  Portfolio..............  0.55% of net assets exceeding $500 million but not exceeding $1 billion; and
                           0.525% of net assets exceeding $1 billion
The Income Builder
  Portfolio..............  0.75% of net assets
The Dividend Growth        0.625% of net assets up to $500 million;
  Portfolio..............  0.50% of net assets exceeding $500 million but not exceeding $1 billion;
                           0.475% of net assets exceeding $1 billion
                           but not exceeding $2 billion;
                           0.45% of net assets exceeding $2 billion
                           but not exceeding $3 billion; and
                           0.425% of net assets exceeding $3 billion
The Global Dividend        0.75% of net assets up to $1 billion and
  Growth Portfolio.......  0.725% of net assets exceeding $1 billion
The European Growth        0.95% of net assets up to $500 million and
  Portfolio..............  0.90% of net assets exceeding $500 million
The Pacific Growth
  Portfolio..............  0.95% of net assets
The Equity Portfolio.....  0.50% of net assets up to $1 billion;
                           0.475% of net assets exceeding $1 billion
                           but not exceeding $2 billion; and
                           0.450% of net assets exceeding $2 billion
The S&P 500 Index
  Portfolio..............  0.40% of net assets
The Global Advantage
  Portfolio..............  0.65% of net assets
The Aggressive Equity
  Portfolio..............  0.75% of net assets
The Information
  Portfolio..............  0.75% of net assets
The Strategist             0.50% of net assets up to $1.5 billion and
  Portfolio..............  0.475% of net assets exceeding $1.5 billion

   With respect to each Portfolio, the management fee is allocated among the Classes pro rata based on the net assets of the Portfolio attributable to each Class.


    For the fiscal years ended December 31, 2000, 2001 and 2002, the Investment Manager accrued compensation under the Management Agreement as follows:



                                      COMPENSATION ACCRUED FOR THE FISCAL YEAR
                                                 ENDED DECEMBER 31,
                                  -------------------------------------------------
NAME OF PORTFOLIO                      2000             2001             2002
-----------------                 ---------------  ---------------  ---------------
The Money Market Portfolio......    $ 1,929,020      $ 2,487,979      $ 2,714,244
The Limited Duration
  Portfolio.....................         24,424          115,398          429,949
The Quality Income Plus
  Portfolio.....................      2,076,692        2,297,200        2,530,679
The High Yield Portfolio........      1,093,003          514,608          309,798
The Utilities Portfolio.........      3,671,048        2,940,607        1,707,009
The Income Builder Portfolio....        497,794          502,750          504,889
The Dividend Growth Portfolio...      8,539,459        7,727,136        6,244,877
The Global Dividend Growth
  Portfolio.....................      3,118,294        2,459,977        1,978,338
The European Growth Portfolio...      5,308,859        3,806,995        2,643,266
The Pacific Growth Portfolio....        969,734          483,401          327,200
The Equity Portfolio............     10,048,377        6,418,456        4,387,026
The S&P 500 Index Portfolio.....        880,891          837,012          768,237
The Global Advantage
  Portfolio.....................        504,726          374,809          235,208
The Aggressive Equity
  Portfolio.....................        901,980          797,144          539,673
The Information Portfolio.......          3,008           64,005           66,017
The Strategist Portfolio........      3,679,250        3,124,988        2,493,841
                                    -----------      -----------      -----------
    Total.......................    $43,246,559      $34,952,465      $27,880,251
                                    ===========      ===========      ===========


   The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for the Fund.

    Under a Sub-Advisory Agreement (the "Sub-Advisory Agreement") between the Sub-Advisor and the Investment Manager respecting the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO, the Sub-Advisor provides these Portfolios with investment advice and portfolio management, subject to the overall supervision of the Investment Manager. The Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of the Investment Manager's fee, payable in respect of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO.

    In approving the Management Agreement and (in the case of the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO) the Sub-Advisory Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager and the Sub-Advisor, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

    The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, each Portfolio's shares are distributed by the Distributor. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

    The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Portfolios or their shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER AND SUB-ADVISOR

    Each Portfolio has retained the Investment Manager to provide administrative services, manage its business affairs and (except for the PACIFIC GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO) invest its assets, including the placing of orders for the purchase and sale of portfolio securities. Each of the PACIFIC GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO has retained the Investment Manager to supervise the investment of its assets.

    Under the terms of the Management Agreement, the Investment Manager also maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

    The services provided by the Sub-Advisor are discussed above under "Investment Manager and Sub-Advisor."

    Expenses not expressly assumed by the Investment Manager under the Management Agreement, by the Sub-Advisor for the EUROPEAN GROWTH PORTFOLIO and the PACIFIC GROWTH PORTFOLIO under the Sub-Advisory Agreement, or by the Distributor, will be paid by the Portfolios. Each Portfolio pays all expenses incurred in its operation and a portion of the Fund's general administration expenses allocated based on the asset sizes of the Portfolios. The Portfolios' direct expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, transfer and dividend disbursing agent; brokerage commissions; certain taxes; registration costs of the Fund under federal and state securities laws; shareholder servicing costs, charges and expenses of any outside service used for pricing of the Portfolios' shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (or the Sub-Advisor) (not including compensation or expenses of attorneys who are employees of the Investment Manager (or the Sub-Advisor)); fees and expenses of the Fund's independent auditors; interest on Portfolio borrowings; and all other expenses attributable to a particular Portfolio. The 12b-1 fees relating to Class Y will be allocated directly to Class Y. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.


    Expenses which are allocated on the basis of size of the respective Portfolios include the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager (or the Sub-Advisor) or any corporate affiliate of the Investment Manager (or the Sub-Advisor); state franchise taxes; SEC fees; membership dues of industry associations; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; and all other costs of the Fund's operations properly payable by the Fund and allocable on the basis of size to the respective Portfolios. Depending on the nature of a legal claim, liability or lawsuit, litigation costs, payment of legal claims or liabilities and any indemnification relating thereto may be directly applicable to the Portfolio or allocated on the basis of the size of the respective Portfolios. The Trustees have determined that this is an appropriate method of allocation of expenses.


    Each of the Management Agreement and the Sub-Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager and the Sub-Advisor, respectively, are not liable to the Fund or any of its investors (and, in the case of the Sub-Advisory Agreement, to the Investment Manager) for any act or omission or for any losses sustained by the Fund or its investors.

    Each of the Management Agreement and the Sub-Advisory Agreement will remain in effect from year to year provided continuance of the applicable Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of each affected Portfolio, or by the Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. RULE 12b-1 PLAN

    The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan"). Under the Plan, Class Y shares of each Portfolio bear a distribution fee paid to the Distributor which is accrued daily and payable monthly at the annual rate of 0.25% of the average daily net assets of the Class.

    The Plan provides that each Portfolio's distribution fee shall compensate the Distributor, Morgan Stanley DW and its affiliates, and other selected broker-dealers for expenses they incur in connection with the distribution of the Portfolio's Class Y shares. These expenses may include: (i) cost incurred in providing personal services to shareholders; (ii) overhead and other branch office distribution-related expenses including, but not limited to, expenses of operating the Distributor's or other broker-dealers' offices used for selling Portfolio shares (E.G., lease and utility costs, salaries and employee benefits of operations and sales support personnel, costs related to client sales seminars and telephone expenses); (iii) printing and mailing costs relating to prospectuses and reports (for new shareholders); and (iv) costs incurred in connection with advertising materials and sales literature.

    Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the distribution expenses incurred on behalf of each Portfolio during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefor; (2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund.

    For the fiscal year ended December 31, 2002, Class Y shares of the Portfolios accrued amounts payable under the Plan as follows:



                                                                           COMPENSATION ACCRUED FOR
NAME OF PORTFOLIO                                                         FISCAL YEAR ENDED 12/31/02
-----------------                                                         --------------------------
The Money Market Portfolio.......................                                  $283,238
The Limited Duration Portfolio...................                                   113,902
The Quality Income Plus Portfolio................                                   188,072
The High Yield Portfolio.........................                                    20,448
The Utilities Portfolio..........................                                    54,334
The Income Builder Portfolio.....................                                    26,437
The Dividend Growth Portfolio....................                                   179,586
The Global Dividend Growth Portfolio.............                                    41,384
The European Growth Portfolio....................                                    60,350
The Pacific Growth Portfolio.....................                                    10,074
The Equity Portfolio.............................                                   160,975
The S&P 500 Index Portfolio......................                                   138,965
The Global Advantage Portfolio...................                                    13,906
The Aggressive Equity Portfolio..................                                    45,949
The Information Portfolio........................                                    15,145
The Strategist Portfolio.........................                                   135,304


   On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued. Prior to approving the Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) the benefits each Portfolio would be likely to obtain under the Plan, including that without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain a competitive and effective system for distribution and servicing of Contract Owners and maintenance of their accounts; and (2) what services would be provided under the Plan to Contract Owners. Based upon their review, the Trustees, including each of the Independent Trustees, determined that approval of the Plan would be in the best interests of each Portfolio and would have a reasonable likelihood of continuing to benefit the Portfolio and Contract Owners. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

    The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the Class Y shareholders of each affected Portfolio, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated as to a Portfolio at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Portfolio (as defined in the Investment Company Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.


    No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan, except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Portfolios.

E. OTHER SERVICE PROVIDERS

(1) TRANSFER AGENT/DIVIDEND-DISBURSING AGENT


    The Transfer Agent is the transfer agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.


(2) CUSTODIAN AND INDEPENDENT AUDITORS


    The Bank of New York, 100 Church Street, New York, NY 10007, is the Custodian of each Portfolio's assets, other than those of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the INFORMATION PORTFOLIO. JPMorgan Chase Bank, One Chase Plaza, New York, NY 10005, is the Custodian of the assets of the GLOBAL DIVIDEND GROWTH PORTFOLIO, the PACIFIC GROWTH PORTFOLIO, the EUROPEAN GROWTH PORTFOLIO and the INFORMATION PORTFOLIO. Any Portfolio's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.


    Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

    The Transfer Agent is an affiliate of the Investment Manager, of the Sub-Advisor and of the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, tabulating proxies and maintaining shareholder records and lists. For these services, the Transfer Agent receives an annual fee of $500 per account from each Portfolio and is reimbursed for its out-of-pocket expenses in connection with such services.

F. CODES OF ETHICS

    The Fund, the Investment Manager, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

    Subject to the general supervision of the Trustees, the Investment Manager and, for the PACIFIC GROWTH PORTFOLIO and the EUROPEAN GROWTH PORTFOLIO, the Sub-Advisor, are responsible for decisions to buy and sell securities for each Portfolio, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. Certain securities (e.g., certain money market instruments) are purchased directly from an issuer, in which case no commissions or discounts are paid.

    For the fiscal years ended December 31, 2000, 2001 and 2002, the Portfolios paid brokerage commissions as follows:



                                        BROKERAGE         BROKERAGE         BROKERAGE
                                     COMMISSIONS PAID  COMMISSIONS PAID  COMMISSIONS PAID
                                     FOR FISCAL YEAR   FOR FISCAL YEAR   FOR FISCAL YEAR
NAME OF PORTFOLIO                     ENDED 12/31/00    ENDED 12/31/01    ENDED 12/31/02
-----------------                    ----------------  ----------------  ----------------
The Money Market Portfolio.........    $       -0-       $       -0-        $      -0-
The Limited Duration Portfolio.....            -0-               -0-               -0-
The Quality Income Plus
  Portfolio........................            -0-               -0-            39,468
The High Yield Portfolio...........            -0-               -0-               432
The Utilities Portfolio............        155,363           391,871           499,330
The Income Builder Portfolio.......         86,066            56,207           108,299
The Dividend Growth Portfolio......      2,340,426           982,093         1,077,385
The Global Dividend Growth
  Portfolio........................        950,003           202,567           197,619
The European Growth Portfolio......      1,534,067           926,664           593,863
The Pacific Growth Portfolio.......        254,333           321,893           307,904
The Equity Portfolio...............      8,002,523         6,179,574         5,080,412
The S&P 500 Index Portfolio........         34,203            22,985            36,891
The Global Advantage Portfolio.....        113,519            62,179            61,814
The Aggressive Equity Portfolio....        560,207           652,259           497,829
The Information Portfolio..........          1,829            25,815            58,242
The Strategist Portfolio...........        478,508           470,094           785,621
                                       -----------       -----------        ----------
    Total..........................    $14,511,047       $10,294,201        $9,345,109
                                       ===========       ===========        ==========


B. COMMISSIONS

    Pursuant to an order of the SEC, the Portfolios may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Portfolios will limit their transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.


    During the fiscal years ended December 31, 2000, 2001 and 2002, the Fund did not effect any principal transactions with Morgan Stanley DW.


    Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Portfolios, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

    During the fiscal years ended December 31, 2000 and 2001 the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:



                                          BROKERAGE COMMISSIONS PAID
                                             TO MORGAN STANLEY DW
                                            FOR FISCAL YEAR ENDED
                                          --------------------------
NAME OF PORTFOLIO                           12/31/00      12/31/01
-----------------                         ------------  ------------
The Money Market Portfolio..............    $    -0-      $    -0-
The Limited Duration Portfolio..........         -0-           -0-
The Quality Income Plus Portfolio.......         -0-           -0-
The High Yield Portfolio................         -0-           -0-
The Utilities Portfolio.................       8,430        16,245
The Income Builder Portfolio............      25,664        18,666
The Dividend Growth Portfolio...........     194,380        93,430
The Global Dividend Growth Portfolio....      44,090         5,378
The European Growth Portfolio...........         -0-           -0-
The Pacific Growth Portfolio............         -0-           -0-
The Equity Portfolio....................     128,355        70,637
The S&P 500 Index Portfolio.............         -0-           -0-
The Global Advantage Portfolio..........         -0-           399
The Aggressive Equity Portfolio.........     100,823        11,490
The Information Portfolio...............       1,271        13,994
The Strategist Portfolio................      13,969        26,114
                                            --------      --------
    Total...............................    $516,982      $256,353
                                            ========      ========



    For the fiscal year ended December 31, 2002, the Portfolios paid brokerage commissions to Morgan Stanley DW as follows:



                                                                                 PERCENTAGE OF
                                                                                AGGREGATE DOLLAR
                                                                                   AMOUNT OF
                                                                                EXECUTED TRADES
                                         BROKERAGE          PERCENTAGE OF           ON WHICH
                                      COMMISSIONS PAID   AGGREGATE BROKERAGE       BROKERAGE
                                     TO MORGAN STANLEY     COMMISSIONS FOR      COMMISSIONS WERE
                                     DW FOR FISCAL YEAR   FISCAL YEAR ENDED   PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                      ENDED 12/31/02         12/31/02           ENDED 12/31/02
-----------------                    ------------------  -------------------  --------------------
The Money Market Portfolio.........       $   -0-               0.00%                 0.00%
The Limited Duration Portfolio.....           -0-               0.00%                 0.00%
The Quality Income Plus
  Portfolio........................           -0-               0.00%                 0.00%
The High Yield Portfolio...........           -0-               0.00%                 0.00%
The Utilities Portfolio............         1,350               0.27%                 0.46%
The Income Builder Portfolio.......         3,465               3.20%                 3.08%
The Dividend Growth Portfolio......         7,380               0.68%                 1.46%
The Global Dividend Growth
  Portfolio........................         5,076               2.57%                 3.88%
The European Growth Portfolio......           -0-               0.00%                 0.00%
The Pacific Growth Portfolio.......           -0-               0.00%                 0.00%
The Equity Portfolio...............           806               0.02%                 0.04%
The S&P 500 Index Portfolio........           -0-               0.00%                 0.00%
The Global Advantage Portfolio.....           -0-               0.00%                 0.00%
The Aggressive Equity Portfolio....        17,522               3.52%                 4.95%
The Information Portfolio..........         3,479               5.97%                 6.34%
The Strategist Portfolio...........           -0-               0.00%                 0.00%
                                          -------
    Total..........................       $39,078
                                          =======

    During the fiscal years ended December 31, 2000 and 2001, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:



                                            BROKERAGE COMMISSIONS
                                           PAID TO MORGAN STANLEY &
                                          CO. FOR FISCAL YEAR ENDED
                                          --------------------------
NAME OF PORTFOLIO                           12/31/00      12/31/01
-----------------                         -------------  -----------
The Money Market Portfolio..............    $      -0-     $    -0-
The Limited Duration Portfolio..........           -0-          -0-
The Quality Income Plus Portfolio.......           -0-          -0-
The High Yield Portfolio................           -0-          -0-
The Utilities Portfolio.................         3,959       26,581
The Income Builder Portfolio............         2,101        2,792
The Dividend Growth Portfolio...........       125,914      131,486
The Global Dividend Growth Portfolio....       156,221       22,298
The European Growth Portfolio...........           -0-          -0-
The Pacific Growth Portfolio............           -0-          663
The Equity Portfolio....................       765,135      589,325
The S&P 500 Index Portfolio.............           869          131
The Global Advantage Portfolio..........        89,859       49,471
The Aggressive Equity Portfolio.........        37,119       65,534
The Information Portfolio...............             2          121
The Strategist Portfolio................        23,955       37,215
                                            ----------     --------
    Total...............................    $1,205,134     $925,617
                                            ==========     ========



    For the fiscal year ended December 31, 2002, the Portfolios paid brokerage commissions to Morgan Stanley & Co. as follows:



                                                                                        PERCENTAGE OF
                                                                                       AGGREGATE DOLLAR
                                                                                      AMOUNT OF EXECUTED
                                                                   PERCENTAGE OF       TRADES ON WHICH
                                       BROKERAGE COMMISSIONS    AGGREGATE BROKERAGE       BROKERAGE
                                          PAID TO MORGAN          COMMISSIONS FOR      COMMISSIONS WERE
                                     STANLEY & CO. FOR FISCAL    FISCAL YEAR ENDED   PAID FOR FISCAL YEAR
NAME OF PORTFOLIO                       YEAR ENDED 12/31/02          12/31/02           ENDED 12/31/02
-----------------                    -------------------------  -------------------  --------------------
The Money Market Portfolio.........           $    -0-                  0.00%                0.00%
The Limited Duration Portfolio.....                -0-                  0.00%                0.00%
The Quality Income Plus
  Portfolio........................                -0-                  0.00%                0.00%
The High Yield Portfolio...........                -0-                  0.00%                0.00%
The Utilities Portfolio............            163,944                 32.83%               29.65%
The Income Builder Portfolio.......             17,023                 15.72%                9.89%
The Dividend Growth Portfolio......            133,515                 12.39%               19.47%
The Global Dividend Growth
  Portfolio........................             34,085                 17.25%               14.67%
The European Growth Portfolio......                -0-                  0.00%                0.00%
The Pacific Growth Portfolio.......             23,149                  7.52%                6.09%
The Equity Portfolio...............            419,398                  8.26%                9.46%
The S&P 500 Index Portfolio........                -0-                  0.00%                0.00%
The Global Advantage Portfolio.....             21,750                 35.19%               48.87%
The Aggressive Equity Portfolio....             84,132                 16.90%               19.88%
The Information Portfolio..........              9,553                 16.40%               13.88%
The Strategist Portfolio...........             50,299                  6.40%                8.33%
                                              --------
    Total..........................           $956,848
                                              ========

    For the fiscal year ended December 31, 2002, the PACIFIC GROWTH PORTFOLIO paid brokerage commissions to China International Capital as follows:



                                                                                       PERCENTAGE OF
                                                                                     AGGREGATE DOLLAR
                                                                                         AMOUNT OF
                                     BROKERAGE COMMISSIONS      PERCENTAGE OF         EXECUTED TRADES
                                        PAID TO MORGAN       AGGREGATE BROKERAGE    ON WHICH BROKERAGE
                                         STANLEY & CO.           COMMISSIONS       COMMISSIONS WERE PAID
                                     FOR FISCAL YEAR ENDED  FOR FISCAL YEAR ENDED  FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                          12/31/02               12/31/02               12/31/02
-----------------                    ---------------------  ---------------------  ---------------------
The Pacific Growth Portfolio.......          $368                   0.12%                   0.07%


C. BROKERAGE SELECTION

    The policy of the Fund regarding purchases and sales of securities for the Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager (or, if applicable, the Sub-Advisor) from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager (or, if applicable, the Sub-Advisor) relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

    The Fund anticipates that certain Portfolio transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

    In seeking to implement each Portfolio's policies, the Investment Manager (or, if applicable, the Sub-Advisor) effects transactions with those brokers and dealers who the Investment Manager (or, if applicable, the Sub-Advisor) believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager (or, if applicable, the Sub-Advisor) believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager (or, if applicable, the Sub-Advisor). The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager (or, if applicable, the Sub-Advisor) from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit a Portfolio directly.


    The Investment Manager, the Sub-Advisor and certain of their affiliates currently serve as investment advisors to a number of clients, including other investment companies, and may in the future act as investment advisors to others. It is the practice of the Investment Manager, the Sub-Advisor (if applicable) and their affiliates to cause purchase and sale transactions to be allocated among the Portfolios and clients whose assets they manage in such manner as they deem equitable. In making such allocations among the Portfolios and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the Portfolios and other client accounts. The Investment Manager, the Sub-Advisor and their affiliates may operate one or more order placement facilities, and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.


D. DIRECTED BROKERAGE


    During the fiscal year ended December 31, 2002, the Portfolios paid brokerage commissions to brokers because of research services provided, as follows:



                                                                           AGGREGATE DOLLAR AMOUNT
                                              BROKERAGE COMMISSIONS       OF TRANSACTIONS FOR WHICH
                                           DIRECTED IN CONNECTION WITH      SUCH COMMISSIONS WERE
                                          RESEARCH SERVICES PROVIDED FOR  PAID FOR FISCAL YEAR ENDED
NAME OF PORTFOLIO                           FISCAL YEAR ENDED 12/31/02             12/31/02
-----------------                         ------------------------------  --------------------------
The Money Market Portfolio..............             $      -0-                  $          -0-
The Limited Duration Portfolio..........                    -0-                             -0-
The Quality Income Plus Portfolio.......                    -0-                             -0-
The High Yield Portfolio................                    -0-                             -0-
The Utilities Portfolio.................                203,535                      99,998,773
The Income Builder Portfolio............                 81,655                      68,821,914
The Dividend Growth Portfolio...........                717,774                     346,108,064
The Global Dividend Growth Portfolio....                156,016                      91,727,110
The European Growth Portfolio...........                413,733                     383,395,793
The Pacific Growth Portfolio............                270,659                     177,202,539
The Equity Portfolio....................              4,252,905                   2,735,629,727
The S&P 500 Index Portfolio.............                 26,910                      27,426,085
The Global Advantage Portfolio..........                 38,815                      20,189,690
The Aggressive Equity Portfolio.........                338,297                     218,131,741
The Information Portfolio...............                 32,837                      11,010,027
The Strategist Portfolio................                514,460                     257,034,028
                                                     ----------                  --------------
    Total...............................             $7,047,596                  $4,346,675,491
                                                     ==========                  ==============


E. REGULAR BROKER-DEALERS


    During the fiscal year ended December 31, 2002, the Portfolios purchased securities issued by the following issuers which were among the ten brokers or the ten dealers that executed transactions for or with the Fund or the Portfolio in the largest dollar amounts during the year:



NAME OF PORTFOLIO                                                         ISSUER
-----------------                                   --------------------------------------------------
The Money Market Portfolio                          Citigroup Inc., The Goldman Sachs Group Inc.
The Limited Duration Portfolio                      J.P. Morgan Chase & Co., Inc., Citigroup Inc., The
                                                     Goldman Sachs Group Inc., Household Finance
                                                     Corp., Lehman Brothers Holdings Inc., Prudential
                                                     Insurance Co.
The Quality Income Plus Portfolio                   Citigroup Inc., The Goldman Sachs Group Inc.,
                                                     J.P. Morgan Chase & Co., Inc., Household Finance
                                                     Corp., Lehman Brothers Holdings Inc., Prudential
                                                     Securities Inc.
The High Yield Portfolio                            None
The Utilities Portfolio                             None
The Income Builder Portfolio                        J.P. Morgan Chase & Co., Inc., Bank of America
                                                     Corp., Prudential Securities Inc.
The Dividend Growth Portfolio                       Bank of America Corp., Citigroup Inc., J.P. Morgan
                                                     Chase & Co., Inc.
The Global Dividend Growth Portfolio                Citigroup Inc., Bank of America Corp., UBS Warburg
                                                     LLC
The European Growth Portfolio                       None
The Pacific Growth Portfolio                        None

NAME OF PORTFOLIO                                                         ISSUER
-----------------                                   --------------------------------------------------
The Equity Portfolio                                Bank of America Corp., The Bank of New York Co.,
                                                     Inc., Bear Stearns & Co. Inc., The Goldman Sachs
                                                     Group Inc., Citigroup Inc., Lehman Brothers
                                                     Holdings Inc., Merrill Lynch & Co., Inc.,
                                                     Prudential Financial Inc.
The S&P 500 Index Portfolio                         Bank of America Corp., The Bank of New York Co.,
                                                     Inc., Bear Stearns & Co., Inc., Citigroup Inc.,
                                                     The Goldman Sachs Group Inc., Household
                                                     International, Inc., J.P. Morgan Chase & Co.,
                                                     Inc., Lehman Brothers Holdings Inc., Merrill
                                                     Lynch & Co., Inc., Morgan Stanley, Prudential
                                                     Financial Inc.
The Global Advantage Portfolio                      Bank of America Corp., The Bank of New York,
                                                     Lehman Brothers Holdings Inc., Citigroup Inc.
The Aggressive Equity                               The Goldman Sachs Group Inc., Lehman Brothers
                                                     Holdings Inc., Merrill Lynch & Co., Inc.,
                                                     Citigroup Inc., Prudential Financial Inc., Bank
                                                     of America Corp, The Bear Stearns Companies,
                                                     Inc., The Bank of New York.
The Information Portfolio                           None
The Strategist Portfolio                            Merrill Lynch & Co., Inc., Citigroup Inc., J.P.
                                                     Morgan Chase & Co., Inc., Prudential Holdings
                                                     Co., The Goldman Sachs Group Inc., Bank of
                                                     America Corp.



   At December 31, 2002, the Portfolios held securities issued by such brokers or dealers with the following market values:



                                                                          MARKET VALUE
NAME OF PORTFOLIO                                     ISSUER              AT 12/31/02
-----------------                         ------------------------------  ------------
The Money Market Portfolio                Citigroup Inc.                  $26,968,882
                                          The Goldman Sachs Group Inc.     14,449,434

The Limited Duration Portfolio            Citigroup Inc.                  $ 2,285,717

                                          J.P. Morgan Chase & Co., Inc.     1,838,395

                                          Lehman Brothers Holdings Inc.       940,314

                                          Prudential Insurance Co.            337,614

                                          The Goldman Sachs Group Inc.        186,080

The Quality Income Plus Portfolio         Citigroup Inc.                  $ 9,783,621

                                          Prudential Securities Inc.        9,543,368

                                          J.P. Morgan Chase & Co., Inc.     7,719,255

                                          The Goldman Sachs Group Inc.      6,610,630

                                          Lehman Brothers Holdings Inc.     5,079,102

The Income Builder Portfolio              Bank of America Corp.           $   866,842

                                          J.P. Morgan Chase & Co., Inc.       522,960

                                          Prudential Securities, Inc.         516,727

The Dividend Growth Portfolio             Bank of America Corp.           $26,833,149

                                          Citigroup Inc.                   14,181,570

The Global Dividend Growth Portfolio      UBS AG (registered shares)      $ 2,432,491

                                          Citigroup Inc.                    2,287,561

                                          Bank of America Corp.             2,226,240

The Equity Portfolio                      Bank of America Corp.           $ 8,633,637

                                          Citigroup Inc.                    6,886,683

                                          Lehman Brothers Holdings Inc.     5,712,688

                                          The Goldman Sachs Group Inc.      4,024,710

                                          Bear Stearns & Co. Inc.           2,874,960

                                                                          MARKET VALUE
NAME OF PORTFOLIO                                     ISSUER              AT 12/31/02
-----------------                         ------------------------------  ------------
The S&P 500 Index Portfolio               Citigroup Inc.                  $ 3,720,111

                                          Bank of America Corp.             2,143,104

                                          J.P. Morgan Chase & Co., Inc.       986,208

                                          Morgan Stanley & Co.
                                           Incorporated                       891,972

                                          Merrill Lynch & Co., Inc.           675,206

                                          The Goldman Sachs Group Inc.        669,219

                                          Prudential Financial Inc.           369,834

                                          The Bank of New York Co., Inc.      358,178

                                          Household International, Inc.       271,036

                                          Lehman Brothers Holding Inc.        258,297

                                          Bear Stearns Companies Inc.         117,612

The Global Advantage Portfolio            Citigroup Inc.                  $   852,372

                                          Bank of America Corp.               624,878

                                          Lehman Brothers Holding Inc.        306,577

The Aggressive Equity                     Citigroup Inc.                  $ 1,182,384

                                          Bank of America Corp.               813,969

                                          Lehman Brothers Holdings Inc.       586,190

                                          Bear Stearns Companies, Inc.        172,260

                                          Merrill Lynch & Co., Inc.           113,850

                                          The Goldman Sachs Group Inc.         61,290

The Strategist Portfolio                  Citigroup Inc.                  $ 7,515,538

                                          J.P. Morgan Chase & Co., Inc.     7,256,887

                                          Bank of America Corp.             4,243,470

                                          Prudential Holdings Inc.          1,079,724

                                          The Goldman Sachs Group Inc.        672,908


VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------


    The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund's shares of beneficial interest are divided currently into sixteen Portfolios. All shares of beneficial interest of the Fund are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne by such Class (if any) or any other matter in which the interests of one Class differ from the interests of any other Class.


    The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional Portfolios and additional Classes of shares within any Portfolio. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the Prospectus for each Class.

    The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by the actions of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

    Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.


    Shareholders have the right to vote on the election of Trustees of the Fund and on any and all matters on which by law or the provisions of the Fund's By-Laws they may be entitled to vote. To the extent required by law, Allstate Life Insurance Company, Allstate Life Insurance Company of New York, Glenbrook Life and Annuity Company and Paragon Life Insurance Company, which are the only shareholders of the Fund, will vote the shares of the Fund held in each Account established to fund the benefits under either a flexible premium deferred variable annuity Contract or a flexible premium variable life insurance Contract in accordance with instructions from the owners of such Contracts. Shareholders of all Portfolios vote for a single set of Trustees.


    All of the Trustees, except for James F. Higgins, have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

    On any matters affecting only one Portfolio, only the shareholders of that Portfolio are entitled to vote. On matters relating to all the Portfolios, but affecting the Portfolios differently, separate votes by Portfolio are required. Approval of an Investment Management Agreement and a change in fundamental policies would be regarded as matters requiring separate voting by each Portfolio.

    With respect to the submission to shareholder vote of a matter requiring separate voting by Portfolio, the matter shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for the approval of the matter, notwithstanding that:
(1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolio; or (2) the matter has not been approved by a majority of the outstanding voting securities of the Fund. The voting rights of shareholders are not cumulative, so that holders of more than 50 percent of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

    Information concerning how Portfolio shares are offered (and how they are redeemed) is provided in each of the Fund's Class X and Class Y PROSPECTUSES.

B. OFFERING PRICE

    The price of each Portfolio share, called "net asset value," is based on the value of the Portfolio's securities. Net asset value per share of each of Class X and Class Y shares is calculated by dividing the value of the portion of each Portfolio's securities and other assets attributable to each Class, respectively, less the liabilities attributable to each Class, respectively, by the number of shares of the Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

    The MONEY MARKET PORTFOLIO, however, utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of its shares. The MONEY MARKET PORTFOLIO utilizes this method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost at the time of purchase adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the MONEY MARKET PORTFOLIO would receive if it sold the investment. During such periods, the yield to investors in the MONEY MARKET PORTFOLIO may differ somewhat from that obtained in a similar company which uses mark-to-market values for all of its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the MONEY MARKET PORTFOLIO would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.


    The use of the amortized cost method to value the portfolio securities of the MONEY MARKET PORTFOLIO and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Act (the "Rule") and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Portfolio's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Portfolio's investment objectives, to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b) the procedures include (i) calculation, at such intervals as the Trustees determine are appropriate and as are reasonable in light of current market conditions, of the deviation, if any, between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities; (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it; and (iii) maintenance of written records of the procedures, and the Trustees' considerations made pursuant to them and any actions taken upon such consideration; (c) the Trustees should consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (d) the Trustees should take such action as they deem appropriate (such as shortening the average portfolio maturity, realizing gains or losses, withholding dividends or, as provided by the Declaration of Trust, reducing the number of outstanding shares of the MONEY MARKET PORTFOLIO) to eliminate or reduce to the extent reasonably practicable material dilution or other unfair results to investors or existing shareholders which might arise from differences between the two methods of valuation. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the MONEY MARKET PORTFOLIO'S capital the necessary shares that represent the amount of excess upon such determination. Each Contract Owner will be deemed to have agreed to such contribution in these circumstances by allocating investment under his or her Contract to the MONEY MARKET PORTFOLIO.


    Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio security is deemed to be the period remaining (calculated from the trade date or such other date on which the MONEY MARKET PORTFOLIO'S interest in the instrument is subject to market action) until the date on which in accordance with the terms of the security, the principal amount must unconditionally be paid, or in the case of a security called for redemption, the date on which the redemption payment must be made.


    A variable rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand. A floating rate security that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    An "NRSRO" is a nationally recognized statistical rating organization. The term "Requisite NRSROs" means (i) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (ii) if only one NRSRO has issued a rating with respect to such security or issuer at the time a fund purchases or rolls over the security, that NRSRO.

    An Eligible Security is generally defined in the Rule to mean (i) a security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) a security: (A) that at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (B) whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligations within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be subcategories or gradations indicating relative standing); or (iii) an unrated security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the Trustees. The MONEY MARKET PORTFOLIO will limit its investments to securities that meet the requirements for Eligible Securities.

    As permitted by the Rule, the Board has delegated to the Fund's Investment Manager, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.

    Also, as required by the Rule, the MONEY MARKET PORTFOLIO will limit its investments in securities, other than Government securities, so that, at the time of purchase: (a) except as further limited in (b) below with regard to certain securities, no more than 5% of its total assets will be invested in the securities of any one issuer; and (b) with respect to Eligible Securities that have received a rating in less than the highest category by any one of the NRSROs whose ratings are used to qualify the security as an Eligible Security, or that have been determined to be of comparable quality: (i) no more than 5% in the aggregate of the Portfolio's total assets in all such securities, and
(ii) no more than the greater of 1% of total assets, or $1 million, in the securities on any one issuer.


    The presence of a line of credit or other credit facility offered by a bank or other financial institution, which guarantees the payment obligation of the issuer, in the event of a default in the payment of principal or interest of an obligation, may be taken into account in determining whether an investment is an Eligible Security, provided that the guarantee itself is an Eligible Security.


    The Rule further requires that the MONEY MARKET PORTFOLIO limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Portfolio to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Portfolio will invest its available cash in such a manner as to reduce such maturity to 90 days or less a soon as is reasonably practicable.

    If the Trustees determine that it is no longer in the best interests of the MONEY MARKET PORTFOLIO and its shareholders to maintain a stable price of $1.00 per share or if the Trustees believe that maintaining such price no longer reflects a market-based net asset value per share, the board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of the Portfolio of any such change.


    In the calculation of a Portfolio's net asset value (other than the MONEY MARKET PORTFOLIO): (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the NASDAQ is valued at the NASDAQ Official Closing Price; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other equity portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last report bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market pursuant to procedures adopted by the board of the Fund. When market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or if applicable, the Sub-Advisor) that sale or bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the New York Stock Exchange.


    Short-term debt securities with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

    Certain of the Portfolios' securities (other than securities of the MONEY MARKET PORTFOLIO) may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

    Listed options on securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless the Trustees determine such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

    Generally, trading in foreign securities, as well as corporate bonds, U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the New York Stock Exchange. Occasionally, events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of a Portfolio's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE PORTFOLIOS AND SHAREHOLDERS
--------------------------------------------------------------------------------

    Each of the Portfolios is treated as a separate entity for federal tax purposes. Each of the Portfolios intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, each of the Portfolios will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders. Each of the Portfolios generally intends to distribute sufficient income and gains so that each of the Portfolios will not pay corporate income tax on its earnings.

    Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each Portfolio intends to comply with these requirements.

    Information concerning the federal income tax consequences to holders of the underlying variable annuity or variable life insurance Contracts is contained in the accompanying prospectus for the applicable Contract.

X. UNDERWRITERS
--------------------------------------------------------------------------------

    The Portfolios' shares are offered on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA
--------------------------------------------------------------------------------


    The annualized current yield of the MONEY MARKET PORTFOLIO, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge which reflects deductions from shareholder accounts (such as management fees), dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).



    The MONEY MARKET PORTFOLIO'S annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as for the current yield) the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the based period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.


    The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the MONEY MARKET PORTFOLIO in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the MONEY MARKET PORTFOLIO and changes in interest rates on such investments, but also on changes in the Portfolio's expenses during the period.

    Yield information may be useful in reviewing the performance of the MONEY MARKET PORTFOLIO and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Money Market Portfolio's yield fluctuates. Furthermore, the quoted yield does not reflect charges which may be imposed on the Contracts by the applicable Account and therefore is not equivalent to total return under a Contract. (For a description of such charges, see the prospectus for the Contracts which accompanies each of the Class X PROSPECTUS and the Class Y PROSPECTUS for the Fund.)


    The current yield of the MONEY MARKET PORTFOLIO for the seven days ending December 31, 2002 was 0.98% for Class X shares and 0.72% for Class Y shares. The seven day effective yield on December 31, 2002 was 0.98% for Class X shares and 0.73% for Class Y shares, assuming daily compounding.



    From time to time the Fund may quote the "yield" of each of the LIMITED DURATION PORTFOLIO, the QUALITY INCOME PLUS PORTFOLIO, the HIGH YIELD PORTFOLIO and the UTILITIES PORTFOLIO in advertising and sales literature. Yield is calculated for any 30-day period as follows: the amount of interest and/or dividend income for each security in the Portfolio is determined in accordance with regulatory requirements; the total for the entire portfolio constitutes the Portfolio's gross income for the period. Expenses accrued during the period are subtracted to arrive at "net investment income." The resulting amount is divided by the product of the net asset value per share on the last day of the period multiplied by the average number of Portfolio shares outstanding during the period that was entitled to dividends. This amount is added to 1 and raised to the sixth power. 1 is then subtracted from the result and the difference is multiplied by 2 to arrive at the annualized yield. The "yield" of a Portfolio does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the yield quoted. For the 30-day period ended December 31, 2002, the yield of the LIMITED DURATION PORTFOLIO, calculated pursuant to this formula, was 1.88% for Class X shares and 1.63% for Class Y shares; the yield of the QUALITY INCOME PLUS PORTFOLIO, calculated pursuant to this formula, was 4.88% for Class X shares and 4.63% for Class Y shares; the yield of the HIGH YIELD PORTFOLIO, calculated pursuant to this formula, was 8.06% for Class X shares and 7.76% for Class Y shares; and the yield of the UTILITIES PORTFOLIO, calculated pursuant to this formula, was 3.25% for Class X shares and 3.00% for Class Y shares.


    From time to time the Fund may quote the "total return" of each Portfolio in advertising and sales literature. A Portfolio's "average annual total return" represents an annualization of the Portfolio's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of the Portfolio's operations, if shorter than any of the foregoing. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. However, average annual total return does not reflect the deduction of any charges which may be imposed on the Contracts by the applicable Account which, if quoted, would reduce the performance quoted. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment, taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result.


    The average annual total returns of the Class X and Class Y shares of each Portfolio for the one, five and ten year periods ended December 31, 2002 (or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered through December 31, 2002, if shorter than any of the foregoing) were as follows:


CLASS X SHARES


                                                                                                        AVERAGE ANNUAL
                                                                                                       TOTAL RETURN FOR
                                                                                                          PERIOD FROM
                                                                  AVERAGE ANNUAL     AVERAGE ANNUAL      COMMENCEMENT
                                              TOTAL RETURN FOR   TOTAL RETURN FOR   TOTAL RETURN FOR     OF OPERATIONS
                           DATE OF INCEPTION  FISCAL YEAR ENDED  FIVE YEARS ENDED    TEN YEARS ENDED        THROUGH
NAME OF PORTFOLIO           (IF APPLICABLE)   DECEMBER 31, 2002  DECEMBER 31, 2002  DECEMBER 31, 2002  DECEMBER 31, 2002
-----------------          -----------------  -----------------  -----------------  -----------------  -----------------
The Money Market
  Portfolio..............      N/A                        1.34%              4.24%              4.37%                --
The Limited Duration
  Portfolio..............    05/04/99                     4.06%                --                 --               4.96%
The Quality Income Plus
  Portfolio..............      N/A                        5.51%              5.96%              7.05%                --
The High Yield
  Portfolio..............      N/A                       -7.14%            -17.34%             -3.89%                --
The Utilities
  Portfolio..............      N/A                      -22.87%             -3.82%              4.41%                --
The Income Builder
  Portfolio..............    01/21/97                    -7.64%              0.90%                --               4.24%
The Dividend Growth
  Portfolio..............      N/A                      -18.01%             -1.81%              7.93%                --
The Global Dividend
  Growth Portfolio.......    02/23/94                   -12.52%              0.63%                --               5.92%

                                                                                                        AVERAGE ANNUAL
                                                                                                       TOTAL RETURN FOR
                                                                                                          PERIOD FROM
                                                                  AVERAGE ANNUAL     AVERAGE ANNUAL      COMMENCEMENT
                                              TOTAL RETURN FOR   TOTAL RETURN FOR   TOTAL RETURN FOR     OF OPERATIONS
                           DATE OF INCEPTION  FISCAL YEAR ENDED  FIVE YEARS ENDED    TEN YEARS ENDED        THROUGH
NAME OF PORTFOLIO           (IF APPLICABLE)   DECEMBER 31, 2002  DECEMBER 31, 2002  DECEMBER 31, 2002  DECEMBER 31, 2002
-----------------          -----------------  -----------------  -----------------  -----------------  -----------------
The European Growth
  Portfolio..............      N/A                      -21.36%             -0.32%             11.06%                --
The Pacific Growth
  Portfolio..............    02/23/94                   -22.86%            -11.13%                --             -11.07%
The Equity Portfolio.....      N/A                      -21.21%              0.88%             10.10%                --
The S&P 500 Index
  Portfolio..............    05/18/98                   -22.48%                --                 --              -3.91%
The Global Advantage
  Portfolio..............    05/18/98                   -20.81%                --                 --              -9.69%
The Aggressive Equity
  Portfolio..............    05/04/99                   -22.60%                --                 --              -6.08%
The Information
  Portfolio..............    11/6/00                    -43.09%                --                 --             -42.65%
The Strategist
  Portfolio..............      N/A                       -9.89%              4.09%              7.21%                --


CLASS Y SHARES


                                                                                     AVERAGE ANNUAL TOTAL
                                     DATE OF INCEPTION                           RETURN FOR PERIOD FROM FIRST
                                     OR FIRST OFFERING  TOTAL RETURN FOR FISCAL   OFFERING OF CLASS Y SHARES
                                       OF SHARES OF           YEAR ENDED                   THROUGH
NAME OF PORTFOLIO                        THE CLASS         DECEMBER 31, 2002          DECEMBER 31, 2002
-----------------                    -----------------  -----------------------  ----------------------------
The Money Market Portfolio.........    06/05/00                        1.08%                       3.16%
The Limited Duration Portfolio.....    06/05/00                        3.81%                       5.50%
The Quality Income Plus Portfolio..    06/05/00                        5.26%                       8.95%
The High Yield Portfolio...........    06/05/00                       -7.36%                     -28.09%
The Utilities Portfolio............    06/05/00                      -23.08%                     -19.03%
The Income Builder Portfolio.......    06/05/00                       -7.96%                      -1.98%
The Dividend Growth Portfolio......    06/05/00                      -18.23%                      -6.88%
The Global Dividend Growth
  Portfolio........................    06/05/00                      -12.72%                      -7.55%
The European Growth Portfolio......    06/05/00                      -21.53%                     -18.21%
The Pacific Growth Portfolio.......    06/05/00                      -23.56%                     -29.48%
The Equity Portfolio...............    06/05/00                      -21.45%                     -20.75%
The S&P 500 Index Portfolio........    06/05/00                      -22.67%                     -17.46%
The Global Advantage Portfolio.....    06/05/00                      -20.94%                     -22.89%
The Aggressive Equity Portfolio....    06/05/00                      -22.83%                     -21.47%
The Information Portfolio..........    11/06/00                      -43.29%                     -42.80%
The Strategist Portfolio...........    06/05/00                      -10.11%                      -8.08%



    In addition to the foregoing, the Fund may advertise the total return of the Portfolios over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. Such calculations similarly do not reflect the deduction of any charges which may be imposed on the Contracts by an Account. The Fund may also compute the aggregate total returns of the Portfolios for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without the reduction for any charges imposed on the Contracts by the applicable Account) by the initial $1,000 investment and subtracting 1 from the result.

    Based on the foregoing calculation, the aggregate total returns of the CLASS X and CLASS Y shares of each Portfolio for the one, five and ten year periods ended December 31, 2002 (or for the period from the date of commencement of the Portfolio's operations or from the date the shares of the Class were first offered through December 31, 2002, if shorter than any of the foregoing) were as follows:


CLASS X SHARES


                                                                                                       TOTAL RETURN FOR
                                                                                                          PERIOD FROM
                                                                                                         COMMENCEMENT
                                              TOTAL RETURN FOR   TOTAL RETURN FOR   TOTAL RETURN FOR     OF OPERATIONS
                           DATE OF INCEPTION  FISCAL YEAR ENDED  FIVE YEARS ENDED    TEN YEARS ENDED        THROUGH
NAME OF PORTFOLIO           (IF APPLCABLE)    DECEMBER 31, 2002  DECEMBER 31, 2002  DECEMBER 31, 2002  DECEMBER 31, 2002
-----------------          -----------------  -----------------  -----------------  -----------------  -----------------
The Money Market
  Portfolio..............      N/A                        1.34%             23.07%             53.44%                --
The Limited Duration
  Portfolio..............    05/04/99                     4.06%                --                 --              19.37%
The Quality Income Plus
  Portfolio..............      N/A                        5.51%             33.54%             97.58%                --
The High Yield
  Portfolio..............      N/A                       -7.14%            -61.41%            -32.73%                --
The Utilities
  Portfolio..............      N/A                      -22.87%            -17.68%             54.04%                --
The Income Builder
  Portfolio..............    01/21/97                    -7.64%              4.59%                --              28.00%
The Dividend Growth
  Portfolio..............      N/A                      -18.01%             -8.71%            114.40%                --
The Global Dividend
  Growth Portfolio.......    02/23/94                   -12.52%              3.18%                --              66.33%
The European Growth
  Portfolio..............      N/A                      -21.36%             -1.58%            185.41%                --
The Pacific Growth
  Portfolio..............    02/23/94                   -22.86%            -44.56%                --             -64.61%
The Equity Portfolio.....      N/A                      -21.21%              4.48%            161.78%                --
The S&P 500 Index
  Portfolio..............    05/18/98                   -22.48%                --                 --             -16.84%
The Global Advantage
  Portfolio..............    05/18/98                   -20.81%                --                 --             -37.57%
The Aggressive Equity
  Portfolio..............    05/04/99                   -22.60%                --                 --             -20.53%
The Information
  Portfolio..............    11/06/00                   -43.09%                --                 --             -69.73%
The Strategist
  Portfolio..............      N/A                       -9.89%             22.17%            100.56%                --


CLASS Y SHARES


                                                                           TOTAL RETURN FOR
                                                                              PERIOD FROM
                                     DATE OF INCEPTION                       COMMENCEMENT
                                     OR FIRST OFFERING  TOTAL RETURN FOR     OF OPERATIONS
                                       OF SHARES OF     FISCAL YEAR ENDED       THROUGH
NAME OF PORTFOLIO                        THE CLASS      DECEMBER 31, 2002  DECEMBER 31, 2002
-----------------                    -----------------  -----------------  -----------------
The Money Market Portfolio.........    06/05/00                     1.08%              8.33%
The Limited Duration Portfolio.....    06/05/00                     3.81%             14.77%
The Quality Income Plus
  Portfolio........................    06/05/00                     5.26%             24.64%
The High Yield Portfolio...........    06/05/00                    -7.36%            -57.16%
The Utilities Portfolio............    06/05/00                   -23.08%            -41.89%
The Income Builder Portfolio.......    06/05/00                    -7.96%             -5.02%
The Dividend Growth Portfolio......    06/05/00                   -18.23%            -16.75%
The Global Dividend Growth
  Portfolio........................    06/05/00                   -12.72%            -18.28%
The European Growth Portfolio......    06/05/00                   -21.53%            -40.35%

                                                                           TOTAL RETURN FOR
                                                                              PERIOD FROM
                                     DATE OF INCEPTION                       COMMENCEMENT
                                     OR FIRST OFFERING  TOTAL RETURN FOR     OF OPERATIONS
                                       OF SHARES OF     FISCAL YEAR ENDED       THROUGH
NAME OF PORTFOLIO                        THE CLASS      DECEMBER 31, 2002  DECEMBER 31, 2002
-----------------                    -----------------  -----------------  -----------------
The Pacific Growth Portfolio.......    06/05/00                   -23.56%            -59.25%
The Equity Portfolio...............    06/05/00                   -21.45%            -45.00%
The S&P 500 Index Portfolio........    06/05/00                   -22.67%            -38.94%
The Global Advantage Portfolio.....    06/05/00                   -20.94%            -48.74%
The Aggressive Equity Portfolio....    06/05/00                   -22.83%            -46.28%
The Information Portfolio..........    11/06/00                   -43.29%            -69.90%
The Strategist Portfolio...........    06/05/00                   -10.11%            -19.48%



    The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of a Portfolio by adding 1 to the Portfolio's aggregate total return to date (expressed as a decimal) and multiplying by $10,000, $50,000 or $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class of each Portfolio of the Fund on the date shares of the Class were first offered would have grown (or declined) to the following amounts at December 31, 2002:



                                      INVESTMENT ON DATE SHARES
                                        WERE FIRST OFFERED OF
                                     ---------------------------
NAME OF PORTFOLIO                    $10,000  $50,000   $100,000
-----------------                    -------  --------  --------
The Money Market Portfolio - Class
  X................................  $27,791  $138,955  $277,910
The Money Market Portfolio - Class
  Y................................   10,833    54,165   108,330
The Limited Duration Portfolio -
  Class X..........................   11,937    59,685   119,370
The Limited Duration Portfolio -
  Class Y..........................   11,477    57,385   114,770
The Quality Income Plus Portfolio -
  Class X..........................   33,708   168,540   337,080
The Quality Income Plus Portfolio -
  Class Y..........................   12,464    62,320   124,640
The High Yield Portfolio - Class
  X................................   14,871    74,355   148,710
The High Yield Portfolio - Class
  Y................................    4,284    21,420    42,840
The Utilities Portfolio - Class
  X................................   21,865   109,325   218,650
The Utilities Portfolio - Class
  Y................................    5,811    29,055    58,110
The Income Builder Portfolio -
  Class X..........................   12,800    64,000   128,000
The Income Builder Portfolio -
  Class Y..........................    9,498    47,490    94,980
The Dividend Growth Portfolio -
  Class X..........................   27,314   136,570   273,140
The Dividend Growth Portfolio -
  Class Y..........................    8,325    41,625    83,250
The Global Dividend Growth
  Portfolio - Class X..............   16,633    83,165   166,330
The Global Dividend Growth
  Portfolio - Class Y..............    8,172    40,860    81,720
The European Growth Portfolio -
  Class X..........................   30,079   150,395   300,790
The European Growth Portfolio -
  Class Y..........................    5,965    29,825    59,650
The Pacific Growth Portfolio -
  Class X..........................    3,539    17,695    35,390
The Pacific Growth Portfolio -
  Class Y..........................    4,075    20,375    40,750
The Equity Portfolio - Class X.....   79,007   395,035   790,070
The Equity Portfolio - Class Y.....    5,500    27,500    55,000
The S&P 500 Index Portfolio - Class
  X................................    8,316    41,580    83,160
The S&P 500 Index Portfolio - Class
  Y................................    6,106    30,530    61,060
The Global Advantage Portfolio -
  Class X..........................    6,243    31,215    62,430
The Global Advantage Portfolio -
  Class Y..........................    5,126    25,630    51,260
The Aggressive Equity Portfolio -
  Class X..........................    7,947    39,735    79,470
The Aggressive Equity Portfolio -
  Class Y..........................    5,372    26,860    53,720
The Information Portfolio - Class
  X................................    3,027    15,135    30,270
The Information Portfolio - Class
  Y................................    3,010    15,050    30,100
The Strategist Portfolio - Class
  X................................   35,402   177,010   354,020
The Strategist Portfolio - Class
  Y................................    8,052    40,260    80,520

    The Fund from time to time may also advertise the performance of the Portfolios relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    EXPERTS. The financial statements of the Fund for the fiscal year ended December 31, 2002 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in each of the Class X and Class Y PROSPECTUSES have been so included and incorporated in reliance on the report of Deloitte &
Touche LLP, independent auditors, given on the authority of said firm as experts in auditing and accounting.


                                     *****

    This STATEMENT OF ADDITIONAL INFORMATION and each of the Class X and Class Y PROSPECTUSES do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley Variable Investment Series - Money Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

                                                                 ANNUALIZED
PRINCIPAL                                                          YIELD
AMOUNT IN                                                        ON DATE OF          MATURITY
THOUSANDS                                                         PURCHASE             DATE             VALUE

-----------------------------------------------------------------------------------------------------------------

           COMMERCIAL PAPER (53.0%)
           BANKING (8.6%)
$ 27,000   Citicorp..........................................      1.34%       01/03/03 - 02/18/03   $ 26,968,882
  22,000   Northern Trust Corp...............................   1.32 - 1.71    01/07/03 - 03/26/03     21,960,207
                                                                                                     ------------
                                                                                                       48,929,089
                                                                                                     ------------
           FINANCE - AUTOMOTIVE (3.5%)
  19,925   American Honda Finance Corp.......................       1.32             02/06/03          19,898,699
                                                                                                     ------------
           FINANCE - CONSUMER (7.0%)
  27,000   FCAR Owner Trust..................................   1.36 - 1.37    01/03/03 - 01/09/03     26,993,840
  12,570   New Center Asset Trust............................       1.32             01/13/03          12,564,469
                                                                                                     ------------
                                                                                                       39,558,309
                                                                                                     ------------
           FINANCE - CORPORATE (2.1%)
  12,000   CIESCO, L.P.......................................       1.30             01/21/03          11,991,333
                                                                                                     ------------
           FINANCIAL CONGLOMERATES (4.8%)
  27,000   Mortgage Interest Networking Trust................   1.36 - 1.45    01/10/03 - 01/17/03     26,987,167
                                                                                                     ------------
           INTEGRATED OIL (2.0%)
  11,520   Shell Finance Oil (United Kingdom) PLC............       1.77             03/17/03          11,478,000
                                                                                                     ------------
           INTERNATIONAL BANKS (22.4%)
  13,550   ANZ (DE) Inc......................................       1.30             01/16/03          13,542,660
  20,100   BNP Paribas Finance, Inc..........................       1.50             02/04/03          20,071,715
  10,000   Barclays U.S. Funding Corp........................       1.73             01/28/03           9,987,100
  29,000   CBA (Delaware) Finance Inc........................       1.37             01/06/03          28,994,494
  10,970   Dexia (Delaware) LLC..............................       1.33             02/13/03          10,952,639
  15,000   ING (US) Funding LLC..............................       1.34             01/14/03          14,992,742
  10,000   National Australia Funding (DE) Inc...............       1.41             01/02/03           9,999,608
  18,650   Societe Generale N.A. Inc.........................       1.77             02/03/03          18,619,911
                                                                                                     ------------
                                                                                                      127,160,869
                                                                                                     ------------
           INVESTMENT BANKS/BROKERS (2.6%)
  14,450   Goldman Sachs Group, Inc. (The)...................       1.41             01/02/03          14,449,434
                                                                                                     ------------
           TOTAL COMMERCIAL PAPER
            (COST $300,452,900)....................................................................   300,452,900
                                                                                                     ------------
           U.S. GOVERNMENT AGENCIES (38.1%)
  20,000   Federal Farm Credit Banks.........................   1.48 - 1.52    07/01/03 - 07/30/03     19,839,417
   7,000   Federal Home Loan Banks...........................       1.67             01/22/03           6,993,222

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Money Market
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

                                                                ANNUALIZED
PRINCIPAL                                                          YIELD
AMOUNT IN                                                       ON DATE OF          MATURITY
THOUSANDS                                                        PURCHASE             DATE              VALUE

-----------------------------------------------------------------------------------------------------------------

$ 79,625   Federal Home Loan Mortgage Corp...................   1.24 - 1.77%   01/30/03 - 06/27/03   $ 79,384,413
 109,651   Federal National Mortgage Assoc...................   1.25 - 1.81    01/15/03 - 05/02/03    109,408,564
                                                                                                     ------------
           TOTAL U.S. GOVERNMENT AGENCIES
            (COST $215,625,616)....................................................................   215,625,616
                                                                                                     ------------
           CERTIFICATES OF DEPOSIT (9.4%)
  28,000   State Street Bank & Trust Co......................   1.35 - 1.74    01/02/03 - 01/24/03     28,000,000
  25,000   Wells Fargo Bank, N.A.............................       1.31             01/27/03          25,000,000
                                                                                                     ------------
           TOTAL CERTIFICATES OF DEPOSIT
            (COST $53,000,000).....................................................................    53,000,000
                                                                                                     ------------

           TOTAL INVESTMENTS
            (COST $569,078,516) (a)..........................  100.5%   569,078,516
           LIABILITIES IN EXCESS OF OTHER ASSETS.............   (0.5)    (2,755,121)
                                                               -----   ------------
           NET ASSETS........................................  100.0%  $566,323,395
                                                               =====   ============

---------------------

 (a)  COST IS THE SAME FOR FEDERAL INCOME TAX PURPOSES.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

PRINCIPAL
AMOUNT IN                                                         COUPON           MATURITY
THOUSANDS                                                          RATE              DATE             VALUE

---------------------------------------------------------------------------------------------------------------

           CORPORATE BONDS (15.9%)
           AEROSPACE & DEFENSE (0.3%)
 $   160   Lockheed Martin Corp..............................     6.50 %           04/15/03        $    161,723
     135   Lockheed Martin Corp..............................      7.25            05/15/06             152,039
     110   McDonnell Douglas Corp............................     6.875            11/01/06             120,661
      50   Raytheon Co.......................................      6.75            08/15/07              55,443
      50   Raytheon Co.......................................      6.15            11/01/08              53,942
                                                                                                   ------------
                                                                                                        543,808
                                                                                                   ------------
           AIRLINES (0.1%)
     158   Southwest Airlines Co.............................     5.496            11/01/06             166,909
                                                                                                   ------------
           AUTO PARTS: O.E.M. (0.6%)
     550   Delphi Automotive Systems Corp....................     6.125            05/01/04             567,322
     290   Johnson Controls Inc..............................      5.00            11/15/06             306,803
                                                                                                   ------------
                                                                                                        874,125
                                                                                                   ------------
           BEVERAGES: NON-ALCOHOLIC (0.1%)
     105   PepsiAmericas, Inc................................     3.875            09/12/07             106,807
                                                                                                   ------------
           BROADCASTING (0.1%)
     175   Clear Channel Communications Corp.................      7.25            09/15/03             178,532
                                                                                                   ------------
           BUILDING PRODUCTS (0.1%)
     145   Masco Corp........................................     4.625            08/15/07             149,646
                                                                                                   ------------
           CABLE/SATELLITE TV (0.1%)
     165   TCI Communications, Inc...........................     6.375            05/01/03             165,012
                                                                                                   ------------
           DEPARTMENT STORES (0.3%)
     180   Federated Department Stores, Inc..................      8.50            06/15/03             184,570
     260   May Dept Stores Co................................     6.875            11/01/05             286,806
                                                                                                   ------------
                                                                                                        471,376
                                                                                                   ------------
           DISCOUNT STORES (0.1%)
     100   Target Corp.......................................      7.50            02/15/05             110,451
                                                                                                   ------------
           DRUGSTORE CHAINS (0.4%)
     180   CVS Corp..........................................      5.50            02/15/04             186,726
     305   CVS Corp..........................................     5.625            03/15/06             327,557
     175   CVS Corp. - 144A*.................................     3.875            11/01/07             177,648
                                                                                                   ------------
                                                                                                        691,931
                                                                                                   ------------
           ELECTRICAL PRODUCTS (0.1%)
     135   Cooper Industries, Ltd............................      5.25            07/01/07             140,852
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE              VALUE

---------------------------------------------------------------------------------------------------------------

           ENVIRONMENTAL SERVICES (0.1%)
 $    60   USA Waste Services, Inc...........................     7.125%           10/01/07        $     65,496
     130   WMX Technologies, Inc.............................      7.00            10/15/06             138,418
                                                                                                   ------------
                                                                                                        203,914
                                                                                                   ------------
           FINANCE/RENTAL/LEASING (1.8%)
     180   American General Finance Corp.....................     5.875            07/14/06             193,762
     250   Equitable Life Assurance Society - 144A*..........      6.95            12/01/05             271,904
     140   Ford Motor Credit Co..............................     6.875            02/01/06             140,245
   1,455   Ford Motor Credit Co..............................      6.50            01/25/07           1,437,131
     100   Hertz Corp........................................      7.00            07/01/04             100,794
     135   MBNA America Bank N.A.............................      7.75            09/15/05             148,161
     250   MBNA America Bank N.A.............................      6.50            06/20/06             264,518
                                                                                                   ------------
                                                                                                      2,556,515
                                                                                                   ------------
           FINANCIAL CONGLOMERATES (1.7%)
     160   Citigroup, Inc....................................      6.00            02/21/12             175,584
   1,085   General Electric Capital Corp.....................     5.375            03/15/07           1,161,420
     245   General Motors Acceptance Corp....................      7.50            07/15/05             258,006
     730   General Motors Acceptance Corp....................     6.125            08/28/07             738,664
     170   John Hancock Finance Services, Inc................     5.625            12/01/08             178,233
                                                                                                   ------------
                                                                                                      2,511,907
                                                                                                   ------------
           FOOD RETAIL (0.8%)
     342   Kroger Co.........................................     7.625            09/15/06             383,039
     285   Kroger Co. (Fred Meyer Inc.)......................     7.375            03/01/05             309,362
     480   Safeway Inc.......................................      6.15            03/01/06             519,858
                                                                                                   ------------
                                                                                                      1,212,259
                                                                                                   ------------
           FOOD: MEAT/FISH/DAIRY (0.3%)
     370   Conagra Foods, Inc................................      6.00            09/15/06             404,874
                                                                                                   ------------
           FOREST PRODUCTS (0.7%)
     970   Weyerhaeuser Co...................................      5.50            03/15/05           1,015,415
                                                                                                   ------------
           GAS DISTRIBUTORS (0.4%)
     475   Consolidated Natural Gas Co. (Series B)...........     5.375            11/01/06             502,116
      76   Ras Laffan Liquid Natural Gas Co. Ltd. - 144A*
            (Qatar)..........................................     7.628            09/15/06              80,471
                                                                                                   ------------
                                                                                                        582,587
                                                                                                   ------------
           HOME BUILDING (0.1%)
     115   Centex Corp.......................................      9.75            06/15/05             128,063
                                                                                                   ------------
           HOME FURNISHINGS (0.1%)
      70   Mohawk Industries, Inc. (Class C).................      6.50            04/15/07              76,349
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE              VALUE

---------------------------------------------------------------------------------------------------------------

           HOME IMPROVEMENT CHAINS (0.3%)
 $   330   Lowe's Companies Inc..............................     7.50 %           12/15/05        $    376,314
                                                                                                   ------------
           HOTELS/RESORTS/CRUISELINES (0.3%)
     115   Hyatt Equities LLC - 144A*........................     6.875            06/15/07             114,539
     200   Marriott International Inc. (Series D)............     8.125            04/01/05             217,616
     130   Starwood Hotels Resorts - 144A*...................     7.375            05/01/07             127,725
                                                                                                   ------------
                                                                                                        459,880
                                                                                                   ------------
           INDUSTRIAL CONGLOMERATES (0.6%)
     830   Honeywell International, Inc......................     5.125            11/01/06             877,630
                                                                                                   ------------
           INSURANCE BROKERS/SERVICES (0.4%)
     515   Marsh & McLennan Companies, Inc...................     5.375            03/15/07             552,805
                                                                                                   ------------
           INTEGRATED OIL (0.2%)
      40   Conoco Inc........................................      5.90            04/15/04              41,872
      70   Conoco Funding Co.................................      5.45            10/15/06              75,556
     180   Philips Petroleum Co..............................      8.50            05/25/05             204,681
                                                                                                   ------------
                                                                                                        322,109
                                                                                                   ------------
           INVESTMENT BANKS/BROKERS (0.8%)
     165   Goldman Sachs Group Inc...........................     7.625            08/17/05             186,080
     800   Lehman Brothers Holdings Inc......................      8.25            06/15/07             940,314
                                                                                                   ------------
                                                                                                      1,126,394
                                                                                                   ------------
           INVESTMENT MANAGERS (0.3%)
     455   TIAA Global Markets - 144A*.......................      5.00            03/01/07             484,378
                                                                                                   ------------
           LIFE/HEALTH INSURANCE (1.3%)
     270   John Hancock Global Funding - 144A*...............     5.625            06/27/06             289,881
     195   John Hancock Global Funding III - 144A*...........      7.90            07/02/10             228,754
     250   Metropolitan Life Insurance Co. - 144A*...........      6.30            11/01/03             257,858
     525   Monumental Global Funding Co. - 144A*.............      6.05            01/19/06             563,226
     225   Nationwide Mutual Insurance - 144A*...............      6.50            02/15/04             232,513
     315   Prudential Insurance Co. - 144A*..................     6.375            07/23/06             337,614
                                                                                                   ------------
                                                                                                      1,909,846
                                                                                                   ------------
           MAJOR TELECOMMUNICATIONS (0.8%)
   1,000   Verizon Communications............................      6.36            04/15/06           1,079,888
                                                                                                   ------------
           MANAGED HEALTH CARE (1.0%)
     415   Aetna, Inc........................................     7.375            03/01/06             449,987
     495   Anthem, Inc.......................................     4.875            08/01/05             513,957
     155   UnitedHealth Group Inc............................      7.50            11/15/05             174,848

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE              VALUE

---------------------------------------------------------------------------------------------------------------

 $    70   UnitedHealth Group Inc............................     5.20 %           01/17/07        $     74,086
     245   Wellpoint Health Network..........................     6.375            06/15/06             267,272
                                                                                                   ------------
                                                                                                      1,480,150
                                                                                                   ------------
           MOTOR VEHICLES (0.4%)
     580   DaimlerChrysler North American Holdings Co........      6.40            05/15/06             625,216
                                                                                                   ------------
           MULTI-LINE INSURANCE (0.7%)
     250   AIG SunAmerica Global Finance - 144A*.............      5.20            05/10/04             260,551
     250   Farmers Insurance Exchange - 144A*................      8.50            08/01/04             247,830
     435   Hartford Financial Service Group, Inc.............      7.75            06/15/05             481,787
                                                                                                   ------------
                                                                                                        990,168
                                                                                                   ------------
           OIL & GAS PRODUCTION (0.1%)
     100   PEMEX Master Trust - 144A*........................     7.875            02/01/09             107,500
                                                                                                   ------------
           RAILROADS (0.4%)
     100   Norfolk Southern Corp.............................     7.875            02/15/04             106,602
     200   Union Pacific Corp................................      6.34            11/25/03             207,158
     240   Union Pacific Corp................................      5.84            05/25/04             251,842
                                                                                                   ------------
                                                                                                        565,602
                                                                                                   ------------
           TOTAL CORPORATE BONDS
            (COST $22,503,171)...................................................................    23,249,212
                                                                                                   ------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (54.8%)
   2,350   Federal National Mortgage Assoc.+.................     5.625            05/14/04           2,482,965
     900   Federal National Mortgage Assoc.+.................      5.75            04/15/03             911,454
   3,000   U.S.Treasury Note.................................      5.75            04/30/03           3,044,415
  10,000   U.S.Treasury Note.................................      2.75            10/31/03          10,125,780
  10,000   U.S.Treasury Note.................................      3.00            11/30/03          10,160,550
  10,000   U.S.Treasury Note.................................      3.25            12/31/03          10,200,000
  16,500   U.S.Treasury Note.................................      3.00            01/31/04          16,806,801
  19,500   U.S.Treasury Note+................................      4.75            02/15/04          20,263,250
   6,000   U.S.Treasury Note.................................      3.00            02/29/04           6,119,532
                                                                                                   ------------
           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (COST $79,384,287)...................................................................    80,114,747
                                                                                                   ------------
           ASSET-BACKED SECURITIES (12.3%)
           FINANCE/RENTAL/LEASING
   1,000   Bank One Issuance Trust Ser 2002 - A4.............      2.94            06/16/08           1,015,209
     550   BMW Vehicle Owner Trust...........................      4.46            05/25/07             580,223
     700   Capital Auto Receivables Asset Trust..............      3.58            10/16/06             722,435
     500   Capital Auto Receivables Asset Trust..............      4.50            10/15/07             526,192

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE              VALUE

---------------------------------------------------------------------------------------------------------------

 $   800   Chase Credit Card Master Trust....................     5.50%            11/17/08        $    868,901
     450   Chase Manhattan Auto Owner Trust..................      4.24            09/15/08             471,552
     475   Chase Manhattan Auto Owner Trust..................      4.21            01/15/09             497,942
   1,050   Citibank Credit Card Issuance Trust...............      4.40            05/15/07           1,104,665
     900   Citibank Credit Card Issuance Trust...............      6.90            10/15/07           1,005,468
     100   Connecticut RRB Special...........................      5.36            03/30/07             104,706
      70   Daimler Chrysler Auto Trust.......................      6.82            09/06/04              70,944
     900   Daimler Chrysler Auto Trust.......................      3.09            01/08/08             914,213
     450   Daimler Chrysler Auto Trust.......................      4.49            10/06/08             472,608
   1,000   Fleet Credit Card Master Trust II.................      2.75            04/15/08           1,010,086
      47   Ford Credit Auto Owner Trust......................      6.74            06/15/04              47,300
     300   Ford Credit Auto Owner Trust......................      4.14            12/15/05             308,771
     150   Ford Credit Auto Owner Trust......................      4.75            08/15/06             158,782
   1,000   Ford Credit Auto Owner Trust......................      3.79            09/15/06           1,037,208
     950   Ford Credit Auto Owner Trust......................      3.13            11/15/06             970,135
     500   Harley-Davidson Motorcycle Trust..................      4.50            01/15/10             525,147
     500   Harley-Davidson Motorcycle Trust..................      3.09            06/15/10             510,048
      71   Honda Auto Receivables Owner Trust................      2.76            02/18/04              71,314
      29   Honda Auto Receivables Owner Trust................      6.62            07/15/04              29,527
     250   Honda Auto Receivables Owner Trust................      3.50            10/17/05             254,655
     500   Honda Auto Receivables Owner Trust................      4.49            09/17/07             526,574
     575   Honda Auto Receivables Owner Trust................      2.70            03/17/08             576,521
     400   Household Automotive Trust........................      3.68            04/17/06             406,388
     450   MBNA Credit Card Master Trust.....................      3.90            11/15/07             468,190
     325   MBNA Master Credit Card Trust.....................     1.54++           02/15/07             325,450
      25   MMCA Automobile Trust.............................      7.00            06/15/04              24,721
     400   National City Auto Receivables Trust..............      4.04            07/15/06             411,552
      63   Nissan Auto Receivables Owner Trust...............      6.72            08/16/04              64,293
     250   Nissan Auto Receivables Owner Trust...............      3.58            09/15/05             254,917
      75   Nissan Auto Receivables Owner Trust...............      4.80            02/15/07              78,703
     400   Nissan Auto Receivables Owner Trust...............      4.60            09/17/07             421,673
     200   Nordstrom Private Label Credit Card - 144A*.......      4.82            04/15/10             211,748
   1,000   Volkswagen Auto Lease Trust 2002-A................      2.36            12/20/05           1,006,359
                                                                                                   ------------
           TOTAL ASSET-BACKED SECURITIES
            (COST $17,608,405)...................................................................    18,055,120
                                                                                                   ------------
           COLLATERALIZED MORTGAGE OBLIGATIONS (0.2%)
      59   Federal Home Loan Mortgage Corp...................      6.50            03/15/29              60,042
     180   Federal Home Loan Mortgage Corp...................      6.60            03/15/29             182,131
                                                                                                   ------------
           TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
            (COST $253,081)......................................................................       242,173
                                                                                                   ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON           MATURITY
THOUSANDS                                                         RATE              DATE              VALUE

---------------------------------------------------------------------------------------------------------------

           FOREIGN GOVERNMENT OBLIGATIONS (0.2%)
 $   160   Quebec Province (Canada)..........................     5.50 %           04/11/06        $    170,625
     100   United Mexican States (Mexico)....................     8.625            03/12/08             114,900
                                                                                                   ------------
           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
            (COST $268,192)......................................................................       285,525
                                                                                                   ------------
           MORTGAGE-BACKED SECURITIES (11.2%)
     300   Federal Home Loan Mortgage Corp...................      6.00               **                313,406
   2,341   Federal Home Loan Mortgage Corp. Gold.............      7.50       05/01/28-04/01/32       2,489,794
   2,450   Federal Home Loan Mortgage Corp...................      7.50               **              2,603,891
  10,303   Federal National Mortgage Assoc...................      7.50       09/01/29-08/01/32      10,938,758
                                                                                                   ------------
           TOTAL MORTGAGE-BACKED SECURITIES
            (COST $16,224,571)...................................................................    16,345,849
                                                                                                   ------------
           SHORT-TERM INVESTMENTS (a) (6.5%)
           U.S. GOVERNMENT & AGENCY OBLIGATIONS
   9,300   Federal National Mortgage Assoc...................      0.75            01/02/03           9,299,806
      75   U.S. Treasury Bill+...............................      1.71            01/16/03              74,947
     150   U.S. Treasury Bill+...............................      1.60            03/27/03             149,440
                                                                                                   ------------
           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (COST $9,524,186)....................................................................     9,524,193
                                                                                                   ------------

           TOTAL INVESTMENTS
            (COST $145,765,893) (b)..........................  101.1%   147,816,819
           LIABILITIES IN EXCESS OF OTHER ASSETS.............   (1.1)    (1,541,130)
                                                               -----   ------------
           NET ASSETS........................................  100.0%  $146,275,689
                                                               =====   ============

---------------------

 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ** SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 + SOME OR ALL OF THESE SECURITIES HAVE BEEN SEGREGATED IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS OR OPEN FUTURES CONTRACTS.
 ++ VARIABLE RATE SECURITY. THE RATE SHOWN IS THE RATE EFFECTIVE AS OF DECEMBER 31, 2002.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,070,011 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $19,085, RESULTING IN NET UNREALIZED APPRECIATION OF $2,050,926.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Limited Duration
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2002:
NUMBER OF                    DESCRIPTION, DELIVERY        UNDERLYING FACE    UNREALIZED
CONTRACTS   LONG/SHORT          MONTH, AND YEAR           AMOUNT AT VALUE   DEPRECIATION

------------------------------------------------------------------------------------------

     8        Short     U.S. Treasury Notes March 2003      $  (906,000)      $ (16,560)
    30        Short     U.S. Treasury Notes March 2003       (6,455,625)        (73,042)
    65        Short     U.S. Treasury Notes March 2003       (7,478,047)       (217,821)
                                                                              ---------
      Total unrealized depreciation......................................     $(307,423)
                                                                              =========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

PRINCIPAL
AMOUNT IN                                                       COUPON         MATURITY
THOUSANDS                                                        RATE            DATE             VALUE

-----------------------------------------------------------------------------------------------------------

           CORPORATE BONDS (71.5%)
           AEROSPACE & DEFENSE (1.9%)
 $ 2,500   Lockheed Martin Corp..............................   7.75 %         05/01/26        $  3,037,927
   4,620   Raytheon Co.......................................   6.15           11/01/08           4,984,190
   1,491   Systems 2001 Asset Trust - 144A*..................   6.664          09/15/13           1,606,373
                                                                                               ------------
                                                                                                  9,628,490
                                                                                               ------------
           AIR FREIGHT/COURIERS (1.0%)
   4,581   Federal Express Corp..............................   7.50           01/15/18           5,170,589
                                                                                               ------------
           AIRLINES (1.9%)
   4,332   American West Airlines (Class A)..................   6.85           07/02/09           3,576,465
   1,661   American West Airlines............................   7.10           04/02/21           1,714,342
   3,000   Continental Airlines, Inc.........................   7.056          03/15/11           2,666,998
   1,298   Continental Airlines, Inc.........................   6.90           01/02/18           1,136,119
   1,005   Southwest Airlines Co.............................   5.496          11/01/06           1,061,666
                                                                                               ------------
                                                                                                 10,155,590
                                                                                               ------------
           BEVERAGES: NON-ALCOHOLIC (0.2%)
   1,190   PepsiAmericas Inc.................................   3.875          09/12/07           1,210,476
                                                                                               ------------
           BROADCASTING (0.6%)
   2,909   Clear Channel Communications, Inc.................   7.65           09/15/10           3,295,466
                                                                                               ------------
           BUILDING PRODUCTS (0.2%)
   1,255   Masco Corp........................................   6.50           08/15/32           1,290,104
                                                                                               ------------
           CABLE/SATELLITE TV (0.8%)
   3,035   Cox Communications, Inc...........................   7.125          10/01/12           3,371,078
   1,020   TCI Communications, Inc...........................   7.875          02/15/26           1,034,584
                                                                                               ------------
                                                                                                  4,405,662
                                                                                               ------------
           CASINO/GAMING (0.4%)
   1,720   Harrah's Operating Co., Inc.......................   8.00           02/01/11           1,983,764
                                                                                               ------------
           CHEMICALS: AGRICULTURAL (0.6%)
   2,995   Monsanto Co.......................................   7.375          08/15/12           3,228,886
                                                                                               ------------
           DEPARTMENT STORES (1.7%)
   4,250   Federated Department Stores, Inc..................   6.90           04/01/29           4,423,727
   1,690   May Department Stores Co., Inc....................   5.95           11/01/08           1,828,237
     630   May Department Stores Co., Inc....................   6.70           09/15/28             641,823
   2,000   May Department Stores Co., Inc....................   6.90           01/15/32           2,079,700
                                                                                               ------------
                                                                                                  8,973,487
                                                                                               ------------
           DISCOUNT STORES (0.4%)
   2,021   Wal-Mart Stores, Inc..............................   7.49           06/21/07           2,251,915
                                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

           DRUGSTORE CHAINS (1.0%)
 $ 1,500   CVS Corp..........................................   5.50 %         02/15/04        $  1,556,052
   2,345   CVS Corp..........................................   5.625          03/15/06           2,518,434
     970   CVS Corp. - 144A*.................................   3.875          11/01/07             984,678
                                                                                               ------------
                                                                                                  5,059,164
                                                                                               ------------
           ELECTRIC UTILITIES (4.8%)
     700   Alliant Energy Resorces, Inc......................   7.00           12/01/11             685,019
   1,545   Cincinnati Gas & Electric Co......................   5.70           09/15/12           1,583,701
   5,000   Consolidated Edison Co............................   7.50           09/01/10           5,965,985
   3,065   Constellation Energy Group, Inc...................   7.60           04/01/32           3,132,761
   2,250   Detroit Edison Co.................................   6.125          10/01/10           2,478,274
   2,170   Duquesne Light Co.................................   6.70           04/15/12           2,471,246
     365   Exelon Corp.......................................   6.75           05/01/11             399,531
     790   Florida Power & Light Co..........................   4.85           02/01/13             807,014
   3,500   Oklahoma Gas & Electric Co........................   6.50           07/15/17           3,837,344
   2,500   Public Service Electric & Gas Co..................   6.75           03/01/06           2,785,060
   1,000   Tampa Electric Co.................................   7.75           11/01/22           1,017,240
                                                                                               ------------
                                                                                                 25,163,175
                                                                                               ------------
           ELECTRICAL PRODUCTS (0.4%)
   1,945   Cooper Industries Inc.............................   5.25           07/01/07           2,029,320
                                                                                               ------------
           ENVIRONMENTAL SERVICES (1.1%)
   5,155   Waste Management, Inc.............................   7.375          08/01/10           5,640,292
                                                                                               ------------
           FINANCE/RENTAL/LEASING (4.8%)
   4,400   American General Finance Corp.....................   5.875          07/14/06           4,736,402
   3,000   Ford Capital B.V..................................   9.50           06/01/10           3,287,463
   5,245   Ford Motor Credit Co..............................   7.25           10/25/11           5,096,441
   5,375   Hertz Corp........................................   7.40           03/01/11           5,082,546
   2,160   Hertz Corp........................................   7.625          06/01/12           2,061,793
   3,585   MBNA America Bank N.A.............................   7.75           09/15/05           3,934,491
     915   MBNA America Bank N.A.............................   7.125          11/15/12             957,558
                                                                                               ------------
                                                                                                 25,156,694
                                                                                               ------------
           FINANCIAL CONGLOMERATES (14.0%)
   4,585   American Express Co...............................   6.875          11/01/05           5,124,769
   3,785   American Express Co...............................   5.50           09/12/06           4,088,674
     665   Boeing Capital Corp...............................   6.50           02/15/12             709,031
   1,155   Boeing Capital Corp...............................   6.10           03/01/11           1,197,637
     605   Boeing Capital Corp...............................   5.80           01/15/13             612,748
   4,800   Citigroup Inc.....................................   6.00           02/21/12           5,267,506
   4,295   Citigroup Inc.....................................   5.625          08/27/12           4,516,115

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

 $ 8,850   General Electric Capital Corp.....................   6.75 %         03/15/32        $  9,784,471
   4,995   General Motors Acceptance Corp....................   6.875          09/15/11           4,981,314
   7,330   General Motors Acceptance Corp....................   8.00           11/01/31           7,369,912
   7,100   J.P. Morgan Chase & Co., Inc......................   6.75           02/01/11           7,719,255
   7,270   John Hancock Financial Services, Inc..............   5.625          12/01/08           7,622,064
   2,330   Prudential Holdings, LLC (Series B FSA) - 144A*...   7.245          12/18/23           2,658,623
   5,950   Prudential Holdings, LLC (Series C) - 144A*.......   8.695          12/18/23           6,884,745
   5,000   State Street Boston Corp..........................   5.95           09/15/03           5,147,485
                                                                                               ------------
                                                                                                 73,684,349
                                                                                               ------------
           FOOD RETAIL (2.8%)
   1,275   Albertson's, Inc..................................   7.45           08/01/29           1,408,147
   2,385   Albertson's, Inc..................................   7.50           02/15/11           2,743,981
   1,715   Kroger Co.........................................   7.70           06/01/29           1,961,025
   4,585   Kroger Co.........................................   7.50           04/01/31           5,128,721
   3,080   Safeway Inc.......................................   5.80           08/15/12           3,222,909
                                                                                               ------------
                                                                                                 14,464,783
                                                                                               ------------
           FOREST PRODUCTS (0.8%)
   4,100   Weyerhaeuser Co...................................   6.75           03/15/12           4,470,386
                                                                                               ------------
           GAS DISTRIBUTORS (0.4%)
   1,740   Consolidated Natural Gas Co.......................   6.25           11/01/11           1,883,108
                                                                                               ------------
           HOME BUILDING (1.1%)
   5,060   Centex Corp. ***..................................   7.50           01/15/12           5,627,641
                                                                                               ------------
           HOME FURNISHINGS (0.3%)
   1,570   Mohawk Industries Inc.............................   7.20           04/15/12           1,764,130
                                                                                               ------------
           HOME IMPROVEMENT CHAINS (0.6%)
     705   Lowe's Companies, Inc.............................   6.875          02/15/28             785,311
   2,325   Lowe's Companies, Inc.............................   6.50           03/15/29           2,486,927
                                                                                               ------------
                                                                                                  3,272,238
                                                                                               ------------
           HOTELS/RESORTS/CRUISELINES (1.4%)
     545   Hyatt Equities LLC - 144A*........................   6.875          06/15/07             542,813
   1,685   Marriott International, Inc. (Series D)...........   8.125          04/01/05           1,833,411
   1,835   Marriott International, Inc. (Series E)...........   7.00           01/15/08           2,058,450
   2,700   Starwood Hotels & Resorts Worldwide, Inc. -
            144A*............................................   7.875          05/01/12           2,673,000
                                                                                               ------------
                                                                                                  7,107,674
                                                                                               ------------
           INDUSTRIAL CONGLOMERATES (2.1%)
   7,465   Honeywell International, Inc......................   6.125          11/01/11           8,107,318
   2,455   United Technologies Corp..........................   6.10           05/15/12           2,744,935
                                                                                               ------------
                                                                                                 10,852,253
                                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

           INTEGRATED OIL (1.1%)
 $ 3,780   Conoco Inc........................................   6.95 %         04/15/29        $  4,284,188
   1,000   Texaco Capital, Inc...............................   9.75           03/15/20           1,456,439
                                                                                               ------------
                                                                                                  5,740,627
                                                                                               ------------
           INVESTMENT BANKS/BROKERS (2.2%)
   5,650   Goldman Sachs Group Inc...........................   6.875          01/15/11           6,306,756
     275   Goldman Sachs Group Inc...........................   6.60           01/15/12             303,874
   3,750   Lehman Brothers Holdings, Inc.....................   8.75           03/15/05           4,204,706
     790   Lehman Brothers Holdings, Inc.....................   6.625          01/18/12             874,396
                                                                                               ------------
                                                                                                 11,689,732
                                                                                               ------------
           LIFE/HEALTH INSURANCE (1.2%)
     400   Hartford Life.....................................   7.375          03/01/31             445,462
     560   John Hancock......................................   7.375          02/15/24             583,677
   3,350   MetLife, Inc. (Note 4)............................   6.125          12/01/11           3,615,863
   1,685   MetLife, Inc. (Note 4)............................   6.50           12/15/32           1,748,905
                                                                                               ------------
                                                                                                  6,393,907
                                                                                               ------------
           MAJOR BANKS (3.4%)
     330   Bank One Corp.....................................   6.00           02/17/09             360,062
     725   Bank One Corp.....................................   7.625          10/15/26             874,370
   1,055   Bank One Corp.....................................   8.00           04/29/27           1,324,575
   5,000   First Union National Bank ***.....................   7.80           08/18/10           6,036,260
   3,000   Mellon Bank N.A...................................   7.625          09/15/07           3,529,341
   5,000   Well Fargo & Co...................................   7.55           06/21/10           5,950,170
                                                                                               ------------
                                                                                                 18,074,778
                                                                                               ------------
           MAJOR TELECOMMUNICATIONS (2.7%)
   1,640   ALLTEL Corp.......................................   7.00           07/01/12           1,890,029
   1,000   GTE Corp..........................................   7.90           02/01/27           1,080,870
   5,065   GTE Corp..........................................   6.94           04/15/28           5,314,471
   1,355   British Telecom PLC (United Kingdom)..............   8.875          12/15/30           1,727,489
   3,530   Verizon Global Funding Corp.......................   7.75           12/01/30           4,110,886
                                                                                               ------------
                                                                                                 14,123,745
                                                                                               ------------
           MANAGED HEALTH CARE (3.7%)
   3,930   Aetna, Inc........................................   7.375          03/01/06           4,261,323
   1,665   Aetna, Inc........................................   7.875          03/01/11           1,870,834
   3,920   Anthem, Inc.......................................   6.80           08/01/12           4,265,356
   2,065   Cigna Corp........................................   6.375          10/15/11           2,070,850
   2,265   Health Net, Inc...................................   8.375          04/15/11           2,611,518
   1,565   UnitedHealth Group Inc............................   7.50           11/15/05           1,765,397

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

 $   850   UnitedHealth Group Inc............................   5.20 %         01/17/07        $    899,609
   1,450   Wellpoint Health Network, Inc.....................   6.375          06/15/06           1,581,815
                                                                                               ------------
                                                                                                 19,326,702
                                                                                               ------------
           MEDIA CONGLOMERATES (1.2%)
   2,800   News America Holdings, Inc........................   8.875          04/26/23           3,106,796
   3,195   News America Holdings, Inc........................   7.28           06/30/28           3,136,902
                                                                                               ------------
                                                                                                  6,243,698
                                                                                               ------------
           MOTOR VEHICLES (2.1%)
   2,100   DaimlerChrysler North American Holdings Co........   8.00           06/15/10           2,406,772
   3,330   DaimlerChrysler North American Holdings Co........   8.50           01/18/31           4,098,284
     235   Ford Motor Co.....................................   6.625          10/01/28             187,373
   5,000   Ford Motor Co.....................................   7.45           07/16/31           4,349,345
                                                                                               ------------
                                                                                                 11,041,774
                                                                                               ------------
           MULTI-LINE INSURANCE (2.9%)
   2,505   Farmers Exchange Capital - 144A*..................   7.05           07/15/28           1,639,638
   3,860   Farmers Insurance Capital - 144A*.................   8.625          05/01/24           2,892,086
   4,900   Hartford Financial Services Group, Inc............   7.90           06/15/10           5,570,599
   5,000   Nationwide Financial Services, Inc................   8.00           03/01/27           5,344,115
                                                                                               ------------
                                                                                                 15,446,438
                                                                                               ------------
           OIL & GAS PRODUCTION (1.0%)
   2,000   Anadarko Petroleum Corp...........................   7.73           09/15/96           2,298,220
   1,055   PEMEX Master Trust - 144A*........................   8.625          02/01/22           1,113,025
   1,800   PEMEX Project Funding Master Trust................   9.125          10/13/10           2,061,000
                                                                                               ------------
                                                                                                  5,472,245
                                                                                               ------------
           OTHER METALS/MINERALS (0.4%)
     140   Inco Ltd..........................................   7.75           05/15/12             155,954
   1,950   Inco Ltd..........................................   7.20           09/15/32           1,928,544
                                                                                               ------------
                                                                                                  2,084,498
                                                                                               ------------
           PHARMACEUTICALS: MAJOR (1.2%)
   5,000   Johnson & Johnson.................................   8.72           11/01/24           5,760,310
     277   Marion Merrell Corp...............................   9.11           08/01/05             292,837
                                                                                               ------------
                                                                                                  6,053,147
                                                                                               ------------
           PROPERTY - CASUALTY INSURERS (0.1%)
     570   Florida Windstorm Underwrting Assoc. - 144A*......   7.125          02/25/19             650,294
                                                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

           PULP & PAPER (0.6%)
 $   525   International Paper Co. - 144A*...................   5.85 %         10/30/12        $    549,697
   2,260   MeadWestvaco Corp.................................   6.85           04/01/12           2,507,762
                                                                                               ------------
                                                                                                  3,057,459
                                                                                               ------------
           RAILROADS (0.9%)
   3,913   Burlington Northern Santa Fe Corp.................   7.97           01/01/15           4,564,773
                                                                                               ------------
           REAL ESTATE DEVELOPMENT (0.1%)
     544   World Financial PropertyTowers (Class B) -
            144A*............................................   6.91           09/01/13             580,563
                                                                                               ------------
           SAVINGS BANKS (0.5%)
   2,150   Washington Mutual Financial Corp..................   8.25           04/01/10           2,560,656
                                                                                               ------------
           SERVICES TO THE HEALTH INDUSTRY (0.4%)
   1,010   Anthem Insurance - 144A*..........................   9.125          04/01/10           1,212,303
     850   Anthem Insurance - 144A*..........................   9.00           04/01/27           1,025,409
                                                                                               ------------
                                                                                                  2,237,712
                                                                                               ------------
           WIRELESS TELECOMMUNICATIONS (0.5%)
   2,300   Vodafone Group PLC................................   7.875          02/15/30           2,771,879
                                                                                               ------------
           TOTAL CORPORATE BONDS
            (COST $353,034,653)..............................................................   375,884,263
                                                                                               ------------
           U.S. GOVERNMENT & AGENCY OBLIGATIONS (17.3%)
       4   Federal Home Loan Mortgage Corp...................  11.50           05/01/19               4,823
     249   Federal Home Loan Mortgage Corp. PC Gold..........   8.50     01/01/22 - 12/01/24        266,674
           Federal National Mortgage Assoc.
   2,800   ..................................................   6.00              **              2,892,750
   7,355   ..................................................   6.50           05/01/31           7,661,469
  12,500   ..................................................   6.50              **             12,988,281
   1,616   ..................................................   7.50     06/01/28 - 04/01/32      1,715,942
  18,267   ..................................................   8.00     08/01/29 - 05/01/32     19,636,176
      84   ..................................................   9.00     06/01/21 - 02/01/25         93,583
           Government National Mortgage Assoc.
   6,548   ..................................................   6.00     04/15/28 - 12/15/28      6,826,172
  11,425   ..................................................   6.50     08/15/27 - 07/15/29     11,999,818
       7   ..................................................   7.50     04/15/24 - 09/15/27          7,584
   4,374   ..................................................   8.00     10/15/24 - 11/15/29      4,718,851
     619   ..................................................   8.50     01/15/17 - 08/15/27        670,773
     450   ..................................................   9.00     07/15/24 - 12/15/24        500,339
      36   ..................................................  10.00     05/15/16 - 04/15/19         41,734

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON         MATURITY
THOUSANDS                                                       RATE            DATE              VALUE

-----------------------------------------------------------------------------------------------------------

 $18,895   U. S. Treasury Note...............................   6.75 %         05/15/05        $ 21,065,714
                                                                                               ------------
           TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
            (COST $87,767,977)...............................................................    91,090,683
                                                                                               ------------
           FOREIGN GOVERNMENT OBLIGATIONS (5.1%)
   5,000   Hydro-Quebec (Canada)***..........................   9.50           11/15/30           7,599,550
   5,000   Manitoba (Province of) (Canada)...................   7.75           07/17/16           6,617,700
   5,000   Province of New Brunswick (Canada)................   7.625          06/29/04           5,412,245
   1,455   United Mexican States (Mexico)....................   8.375          01/14/11           1,644,150
   4,370   United Mexican States (Mexico)....................   8.00           09/24/22           4,522,950
   1,100   United Mexican States (Mexico)....................   8.30           08/15/31           1,160,500
                                                                                               ------------
           TOTAL FOREIGN GOVERNMENT OBLIGATIONS
            (COST $22,778,328)...............................................................    26,957,095
                                                                                               ------------
           ASSET-BACKED SECURITY (0.4%)
           FINANCE/RENTAL/LEASING
   1,800   American Express Credit Account
            (COST $1,799,706)................................   5.53           10/15/08           1,954,999
                                                                                               ------------
           SHORT-TERM INVESTMENTS (a) (7.3%)
           U.S. GOVERNMENT & AGENCY OBLIGATIONS
  37,000   Federal National Mortgage Assoc...................   0.75           01/02/03          36,999,229
     500   U.S. Treasury Bill ***............................   1.60 -
                                                                 1.63          01/16/03             499,663
   1,000   U.S. Treasury Bill ***............................   1.48 -
                                                                 1.60          03/27/03             996,353
                                                                                               ------------
           TOTAL SHORT-TERM INVESTMENTS
            (COST $38,495,196)...............................................................    38,495,245
                                                                                               ------------

           TOTAL INVESTMENTS
            (COST $503,875,860) (b)..........................  101.6%   534,382,285
           LIABILITIES IN EXCESS OF OTHER ASSETS.............   (1.6)    (8,435,281)
                                                               -----   ------------
           NET ASSETS........................................  100.0%  $525,947,004
                                                               =====   ============

---------------------

 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ** SECURITY WAS PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 *** SOME OR ALL OF THESE SECURITIES HAVE BEEN SEGREGATED IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND/OR OPEN FUTURES CONTRACTS.
 PC   PARTICIPATION CERTIFICATE.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $33,526,585 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,020,160, RESULTING IN NET UNREALIZED APPRECIATION OF $30,506,425.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Quality Income Plus
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2002:
                                                                            UNREALIZED
NUMBER OF                    DESCRIPTION, DELIVERY       UNDERLYING FACE   APPRECIATION
CONTRACTS   LONG/SHORT          MONTH, AND YEAR          AMOUNT AT VALUE  (DEPRECIATION)

-----------------------------------------------------------------------------------------

   327        Short     U.S. Treasury Bond, March 2003    $(36,848,812)     $  (762,089)
   229        Short     U.S. Treasury Notes, March 2003    (25,934,250)        (501,227)
   185        Short     U.S. Treasury Notes, March 2003    (21,283,673)        (620,807)
    66         Long     U.S. Treasury Notes, March 2003     14,202,375          163,459
                                                                            -----------
      Net unrealized depreciation.......................................    $(1,720,664)
                                                                            ===========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE       VALUE

-------------------------------------------------------------------------------------------------------

            CORPORATE BONDS (82.3%)
            ADVERTISING/MARKETING SERVICES (1.1%)
$      362  Interep National Radio Sales, Inc. (Series B).....  10.00 %           07/01/08  $   282,360
        80  RH Donnelley Financial Corp. - 144A*..............   8.875            12/15/10       85,600
       200  RH Donnelley Financial Corp. - 144A*..............  10.875            12/15/12      218,000
                                                                                            -----------
                                                                                                585,960
                                                                                            -----------
            AEROSPACE & DEFENSE (0.3%)
       965  Loral Space & Communications Ltd..................   9.50             01/15/06      154,400
                                                                                            -----------
            AIRLINES (0.5%)
       510  Air Canada Corp. (Canada).........................  10.25             03/15/11      285,600
                                                                                            -----------
            ALTERNATIVE POWER GENERATION (0.3%)
       390  Calpine Corp......................................   8.50             02/15/11      169,650
                                                                                            -----------
            APPAREL/FOOTWEAR RETAIL (0.3%)
       170  Gap, Inc. (The)...................................   8.80             12/15/08      185,300
                                                                                            -----------
            AUTO PARTS: O.E.M. (3.8%)
       145  ArvinMeritor, Inc.................................   8.75             03/01/12      152,975
       165  Collins & Aikman Products.........................  11.50             04/15/06      138,600
       410  Collins & Aikman Products.........................  10.75             12/31/11      390,525
       430  Dana Corp.........................................   9.00             08/15/11      414,950
       240  Dura Operating Corp. (Series B)...................   8.625            04/15/12      241,200
       375  Intermet Corp.....................................   9.75             06/15/09      337,500
       155  Lear Corp. (Series B).............................   8.11             05/15/09      163,912
       305  Metaldyne Corp....................................  11.00             06/15/12      250,100
                                                                                            -----------
                                                                                              2,089,762
                                                                                            -----------
            BROADCAST/MEDIA (1.5%)
     1,265  Tri-State Outdoor Media Group, Inc. (c)...........  11.00             05/15/08      823,831
                                                                                            -----------
            BROADCASTING (0.8%)
        35  Corus Entertainment, Inc. (Canada)................   8.75             03/01/12       37,056
       405  Salem Communications Holdings Corp. (Series B)....   9.00             07/01/11      424,744
                                                                                            -----------
                                                                                                461,800
                                                                                            -----------
            BUILDING PRODUCTS (0.4%)
       165  Brand Services, Inc. - 144A*......................  12.00             10/15/12      173,250
        75  Nortek, Inc.......................................   9.25             03/15/07       77,062
                                                                                            -----------
                                                                                                250,312
                                                                                            -----------
            CABLE/SATELLITE TV (4.2%)
       200  British Sky Broadcasting Group PLC (United
             Kingdom).........................................   6.875            02/23/09      204,500
       485  British Sky Broadcasting Group PLC (United
             Kingdom).........................................   8.20             07/15/09      523,800
     1,000  Callahan Nordrhein Westfalen (Germany) (a)(b).....  14.00             07/15/10       37,500

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE       VALUE

-------------------------------------------------------------------------------------------------------

$    1,200  Charter Communications Holdings/Charter Capital...  11.75++%          05/15/11  $   300,000
       675  Echostar DBS Corp.................................   9.125            01/15/09      710,437
       941  Knology Holdings, Inc. - 144A* (c)................  12.00+            11/30/09      376,400
        95  Pegasus Communications Corp. (Series B)...........   9.75             12/01/06       50,350
       755  Telewest Communications PLC (United Kingdom)......   9.875            02/01/10      135,900
                                                                                            -----------
                                                                                              2,338,887
                                                                                            -----------
            CASINO/GAMING (3.2%)
     4,485  Aladdin Gaming Holdings/Capital Corp. LLC (Series
             B)...............................................  13.50++           03/01/10       33,637
       250  Harrah's Operating Co., Inc.......................   8.00             02/01/11      288,338
       485  Park Place Entertainment..........................   8.875            09/15/08      515,351
     7,210  Resort At Summerlin LP/Ras Co. (Series
             B) (a)(b)........................................  13.00             12/15/07            0
        85  Station Casinos, Inc..............................   8.375            02/15/08       90,312
       220  Station Casinos, Inc..............................   8.875            12/01/08      228,800
       300  Station Casinos, Inc..............................   9.875            07/01/10      325,500
       280  Venetian Casino/LV Sands..........................  11.00             06/15/10      292,600
                                                                                            -----------
                                                                                              1,774,538
                                                                                            -----------
            CELLULAR TELEPHONE (1.8%)
       200  Dobson/Sygnet Communications......................  12.25             12/15/08      153,000
       925  Nextel Communications, Inc........................   9.95++           02/15/08      846,375
                                                                                            -----------
                                                                                                999,375
                                                                                            -----------
            CHEMICALS: MAJOR DIVERSIFIED (1.6%)
       315  Equistar Chemical.................................  10.125            09/01/08      286,650
       695  Huntsman ICI Chemicals............................  10.125            07/01/09      576,850
                                                                                            -----------
                                                                                                863,500
                                                                                            -----------
            CHEMICALS: SPECIALTY (3.4%)
       265  Acetex Corp. (Canada).............................  10.875            08/01/09      280,900
       220  Avecia Group PLC (United Kingdom).................  11.00             07/01/09      171,600
       170  FMC Corp. - 144A*.................................  10.25             11/01/09      183,600
       575  ISP Holdings Inc. (Series B)......................  10.625            12/15/09      500,250
       190  Lyondell Chemical Co. (Series B)..................   9.875            05/01/07      182,400
       185  Lyondell Chemical Co. (Series B)..................   9.50             12/15/08      172,050
       160  Millennium America, Inc...........................   7.00             11/15/06      154,600
       240  Millennium America, Inc...........................   9.25             06/15/08      250,200
                                                                                            -----------
                                                                                              1,895,600
                                                                                            -----------
            COMMERCIAL PRINTING/FORMS (1.1%)
       430  Mail-Well I Corp..................................   9.625            03/15/12      382,700
     2,500  Premier Graphics Inc. (a)(b)......................  11.50             12/01/05            0

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE       VALUE

-------------------------------------------------------------------------------------------------------

$      225  Quebecor Media Inc. (Canada)......................  11.125%           07/15/11  $   207,281
        70  Quebecor Media Inc. (Canada)......................  13.75++           07/15/11       39,638
                                                                                            -----------
                                                                                                629,619
                                                                                            -----------
            CONSUMER/BUSINESS SERVICES (1.9%)
       491  Comforce Corp. (Series B).........................  15.00+            12/01/09      147,219
       436  MDC Communication Corp. (Canada)..................  10.50             12/01/06      390,220
       620  Muzak LLC/Muzak Finance Corp......................   9.875            03/15/09      505,300
                                                                                            -----------
                                                                                              1,042,739
                                                                                            -----------
            CONTAINERS/PACKAGING (2.0%)
       555  Owens-Brockway Glass Con Inc. - 144A*.............   8.75             11/15/12      563,325
        30  Pliant Corp.......................................  13.00             06/01/10       27,525
       230  Pliant Corp.......................................  13.00             06/01/10      210,450
       335  Riverwood International Corp......................  10.875            04/01/08      336,675
                                                                                            -----------
                                                                                              1,137,975
                                                                                            -----------
            DEPARTMENT STORES (0.5%)
        55  Penney (J.C.) Co., Inc............................   7.60             04/01/07       55,688
        45  Penney (J.C.) Co., Inc............................   6.875            10/15/15       38,250
       175  Penney (J.C.) Co., Inc. - 144A*...................   9.00             08/01/12      178,500
                                                                                            -----------
                                                                                                272,438
                                                                                            -----------
            DIVERSIFIED MANUFACTURING (0.4%)
       315  Eagle-Picher Industries, Inc......................   9.375            03/01/08      222,075
                                                                                            -----------
            DRUGSTORE CHAINS (0.3%)
       235  Rite Aid Corp.....................................   7.70             02/15/27      164,500
                                                                                            -----------
            ELECTRIC UTILITIES (1.0%)
       325  Monongahela Power Co..............................   5.00             10/01/06      313,807
       320  PSEG Energy Holdings..............................   8.625            02/15/08      267,200
                                                                                            -----------
                                                                                                581,007
                                                                                            -----------
            ELECTRONIC COMPONENTS (0.5%)
        30  Flextronics International Ltd. (Series B)
             (Singapore)......................................   8.75             10/15/07       30,825
       240  Flextronics International Ltd. (Series B)
             (Singapore)......................................   9.875            07/01/10      258,600
                                                                                            -----------
                                                                                                289,425
                                                                                            -----------
            ELECTRONIC DISTRIBUTORS (1.0%)
       475  BRL Universal Equipment Corp......................   8.875            02/15/08      494,000
     6,000  CHS Electronics, Inc. (a)(b)......................   9.875            04/15/05       52,500
                                                                                            -----------
                                                                                                546,500
                                                                                            -----------
            ELECTRONIC EQUIPMENT/INSTRUMENTS (0.4%)
       820  High Voltage Engineering, Inc.....................  10.75             08/15/04      213,200
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE       VALUE

-------------------------------------------------------------------------------------------------------

            ELECTRONICS/APPLIANCES (0.0%)
$   12,000  International Semi-Tech Microelectronics, Inc.
             (Canada) (a)(b)..................................  11.50 %           08/15/03  $         0
                                                                                            -----------
            ENGINEERING & CONSTRUCTION (0.0%)
       225  Encompass Services Corp. (a)(b)...................  10.50             05/01/09        4,500
     1,500  Metromedia Fiber Network, Inc. (Series
             B) (a)(b)........................................  10.00             12/15/09        3,750
                                                                                            -----------
                                                                                                  8,250
                                                                                            -----------
            ENVIRONMENTAL SERVICES (1.2%)
       675  Allied Waste North America, Inc. (Series B).......  10.00             08/01/09      669,938
                                                                                            -----------
            FINANCE/RENTAL/LEASING (0.8%)
       435  Ford Motor Credit Co..............................   7.25             10/25/11      422,679
                                                                                            -----------
            FINANCIAL CONGLOMERATES (0.3%)
       195  Case Credit Corp..................................   6.125            02/15/03      193,739
                                                                                            -----------
            FOOD DISTRIBUTORS (0.9%)
       550  Volume Services America, Inc......................  11.25             03/01/09      522,500
                                                                                            -----------
            FOOD: MEAT/FISH/DAIRY (1.7%)
       360  Michael Foods Inc. (Series B).....................  11.75             04/01/11      403,200
       530  Smithfield Foods Inc..............................   7.625            02/15/08      516,750
                                                                                            -----------
                                                                                                919,950
                                                                                            -----------
            FOREST PRODUCTS (2.0%)
       435  Louisiana Pacific Corp............................  10.875            11/15/08      467,625
       110  Louisiana Pacific Corp............................   8.875            08/15/10      118,003
       500  Tembec Industries Inc. (Canada)...................   8.50             02/01/11      503,750
                                                                                            -----------
                                                                                              1,089,378
                                                                                            -----------
            GAS DISTRIBUTORS (0.2%)
       375  Dynegy Holdings, Inc..............................   6.875            04/01/11      127,500
                                                                                            -----------
            HOME BUILDING (3.0%)
       465  Schuler Homes, Inc................................   9.375            07/15/09      474,300
       295  Tech Olympic USA, Inc. - 144A*....................   9.00             07/01/10      286,150
       255  Tech Olympic USA, Inc. - 144A*....................  10.375            07/01/12      240,975
       670  Toll Corp.........................................   8.25             02/01/11      673,350
                                                                                            -----------
                                                                                              1,674,775
                                                                                            -----------
            HOSPITAL/NURSING MANAGEMENT (1.7%)
       375  HCA, Inc..........................................   7.875            02/01/11      411,146
       110  Manor Care, Inc...................................   8.00             03/01/08      116,050
       450  Tenet Healthcare Corp.............................   6.50             06/01/12      407,250
                                                                                            -----------
                                                                                                934,446
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE       VALUE

-------------------------------------------------------------------------------------------------------

            HOTELS/RESORTS/CRUISELINES (4.4%)
$      260  Hilton Hotels Corp................................   7.95 %           04/15/07  $   270,111
       110  HMH Properties, Inc...............................   8.45             12/01/08      108,625
       535  HMH Properties, Inc. (Series B)...................   7.875            08/01/08      518,950
       595  Horseshoe Gaming Holding Corp. (Series B).........   8.625            05/15/09      632,188
       430  Prime Hospitality Corp. (Series B)................   8.375            05/01/12      417,100
        40  Starwood Hotels & Resorts Worldwide, Inc. -
             144A*............................................   7.375            05/01/07       39,300
       485  Starwood Hotels & Resorts Worldwide, Inc. -
             144A*............................................   7.875            05/01/12      480,150
                                                                                            -----------
                                                                                              2,466,424
                                                                                            -----------
            INDUSTRIAL CONGLOMERATES (0.5%)
       275  Tyco International Group S.A. (Luxembourg)........   6.75             02/15/11      259,875
                                                                                            -----------
            INDUSTRIAL SPECIALTIES (2.8%)
       430  Foamex LP/Capital Corp. - 144A*...................  10.75             04/01/09      301,000
       700  International Wire Group, Inc.....................  11.75             06/01/05      423,500
       260  Johnsondiversey, Inc. - 144A*.....................   9.625            05/15/12      273,650
       125  Tekni-Plex Inc. (Series B)........................  12.75             06/15/10      116,875
       160  Tekni-Plex Inc. - 144A*...........................  12.75             06/15/10      149,600
       355  UCAR Finance, Inc.................................  10.25             02/15/12      282,225
                                                                                            -----------
                                                                                              1,546,850
                                                                                            -----------
            INTERNET SOFTWARE/SERVICES (0.4%)
       713  Exodus Communications, Inc. (a)(b)................  11.625            07/15/10       42,789
       210  Globix Corp. - 144A*..............................  11.00+            05/01/08      151,080
     1,563  PSINet, Inc. (a)(b)...............................  11.00             08/01/09       46,883
                                                                                            -----------
                                                                                                240,752
                                                                                            -----------
            INVESTMENT MANAGERS (0.8%)
       425  MDP Acquisitions PLC - 144A* (Ireland)............   9.625            10/01/12      442,000
                                                                                            -----------
            MANAGED HEALTH CARE (1.3%)
       390  Aetna, Inc........................................   7.875            03/01/11      438,213
       270  Health Net, Inc...................................   8.375            04/15/11      311,307
                                                                                            -----------
                                                                                                749,520
                                                                                            -----------
            MEDIA CONGLOMERATES (2.1%)
       520  AOL Time Warner Inc...............................   6.875            05/01/12      549,174
       140  News America Holdings, Inc........................   7.75             01/20/24      140,137
       455  Nextmedia Operating, Inc..........................  10.75             07/01/11      478,319
                                                                                            -----------
                                                                                              1,167,630
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE       VALUE

-------------------------------------------------------------------------------------------------------

            MEDICAL DISTRIBUTORS (1.0%)
$      440  Amerisource Bergen Corp...........................   8.125%           09/01/08  $   468,600
        95  Amerisource Bergen Corp. - 144A*..................   7.25             11/15/12       97,375
                                                                                            -----------
                                                                                                565,975
                                                                                            -----------
            MEDICAL/NURSING SERVICES (1.2%)
       685  Fresenius Medical Care Capital Trust..............   7.875            06/15/11      664,450
                                                                                            -----------
            METAL FABRICATIONS (1.1%)
       615  Trimas Corp. - 144A*..............................   9.875            06/15/12      608,850
                                                                                            -----------
            MISCELLANEOUS COMMERCIAL SERVICES (0.2%)
       115  Iron Mountain Inc.................................   7.75             01/15/15      115,000
                                                                                            -----------
            MOVIES/ENTERTAINMENT (1.5%)
       490  Alliance Atlantis Communications, Inc. (Canada)...  13.00             12/15/09      534,100
       325  Six Flags, Inc....................................   8.875            02/01/10      305,500
                                                                                            -----------
                                                                                                839,600
                                                                                            -----------
            OFFICE EQUIPMENT/SUPPLIES (0.0%)
     6,500  Mosler, Inc. (a)(b)...............................  11.00             04/15/03            0
                                                                                            -----------
            OIL & GAS PIPELINES (0.5%)
       260  El Paso Energy Partners, L.P. - 144A*.............  10.625            12/01/12      265,850
                                                                                            -----------
            OIL & GAS PRODUCTION (3.0%)
       550  Chesapeake Energy Corp............................   8.125            04/01/11      566,500
       195  Magnum Hunter Resources, Inc......................   9.60             03/15/12      207,188
       245  Stone Energy Corp.................................   8.25             12/15/11      254,800
       585  Vintage Petroleum, Inc............................   7.875            05/15/11      570,375
        80  Westport Resources Corp. - 144A*..................   8.25             11/01/11       84,000
                                                                                            -----------
                                                                                              1,682,863
                                                                                            -----------
            OIL REFINING/MARKETING (1.6%)
       480  Husky Oil Ltd.....................................   8.90             08/15/28      530,195
       560  Tesoro Petroleum Corp.............................   9.625            04/01/12      364,000
                                                                                            -----------
                                                                                                894,195
                                                                                            -----------
            OILFIELD SERVICES/EQUIPMENT (1.2%)
       435  Hanover Equipment Trust - 144A*...................   8.50             09/01/08      424,125
       260  Hanover Equipment Trust - 144A*...................   8.75             09/01/11      250,900
                                                                                            -----------
                                                                                                675,025
                                                                                            -----------
            OTHER METALS/MINERALS (0.7%)
       355  Murrin Murrin Holdings Property Ltd. (Australia)
             (b)..............................................   9.375            08/31/07       85,200
       320  Phelps Dodge Corp.................................   8.75             06/01/11      331,082
                                                                                            -----------
                                                                                                416,282
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE       VALUE

-------------------------------------------------------------------------------------------------------

            PUBLISHING: BOOKS/MAGAZINES (0.9%)
$      535  PRIMEDIA, Inc.....................................   8.875%           05/15/11  $   484,175
                                                                                            -----------
            PUBLISHING: NEWSPAPERS (0.7%)
       430  Hollinger Participation - 144A* (Canada)..........  12.125+           11/15/10      404,240
                                                                                            -----------
            PULP & PAPER (1.5%)
       210  Abitibi-Consolidated, Inc. (Canada)...............   8.55             08/01/10      233,072
       100  Abitibi-Consolidated, Inc. (Canada)...............   8.85             08/01/30      107,536
       500  Norske Skog Canada Ltd. (Canada)..................   8.625            06/15/11      503,750
                                                                                            -----------
                                                                                                844,358
                                                                                            -----------
            REAL ESTATE DEVELOPMENT (0.8%)
       510  CB Richard Ellis Services, Inc....................  11.25             06/15/11      469,200
                                                                                            -----------
            RECREATIONAL PRODUCTS (1.1%)
       555  International Game Technology.....................   8.375            05/15/09      616,050
                                                                                            -----------
            RESTAURANTS (0.3%)
    20,351  American Restaurant Group Holdings, Inc. - 144A*
             (c)..............................................   0.00             12/15/05      156,705
                                                                                            -----------
            SEMICONDUCTORS (0.6%)
        65  Fairchild Semiconductors Corp.....................  10.375            10/01/07       68,250
       230  Fairchild Semiconductors Corp.....................  10.50             02/01/09      248,400
                                                                                            -----------
                                                                                                316,650
                                                                                            -----------
            SERVICES TO THE HEALTH INDUSTRY (1.6%)
       225  Anthem Insurance - 144A*..........................   9.125            04/01/10      270,068
       135  Healthsouth Corp..................................   7.625            06/01/12      111,375
       475  Omnicare, Inc. (Series B).........................   8.125            03/15/11      508,250
                                                                                            -----------
                                                                                                889,693
                                                                                            -----------
            SPECIALTY STORES (0.6%)
       305  Autonation, Inc...................................   9.00             08/01/08      308,050
                                                                                            -----------
            SPECIALTY TELECOMMUNICATIONS (0.5%)
     6,500  Birch Telecom Inc. (a)(b).........................  14.00             06/15/08          650
     1,800  DTI Holdings, Inc. (Series B) (a)(d)..............  12.50++           03/01/08          180
       940  Global Crossing Holdings, Ltd. (Bermuda) (a)(b)...   8.70             08/01/07       28,200
       585  Global Crossing Holdings, Ltd. (Bermuda) (a)(b)...   9.50             11/15/09       17,550
       200  Primus Telecommunication Group, Inc. (Series B)...   9.875            05/15/08      118,000
     3,410  World Access, Inc (a)(b)(c).......................  13.25             01/15/08      136,400
     1,300  Worldwide Fiber Inc. (Canada) (a)(b)..............  12.00             08/01/09          130
                                                                                            -----------
                                                                                                301,110
                                                                                            -----------
            STEEL (0.5%)
       265  Oregon Steel Mills, Inc. - 144A*..................  10.00             07/15/09      268,975
                                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                            COUPON       MATURITY
THOUSANDS                                                             RATE          DATE       VALUE

-------------------------------------------------------------------------------------------------------

            TELECOMMUNICATIONS (0.6%)
$    5,500  e. Spire Communications, Inc. (a)(b)..............  13.75%            07/15/07  $       550
     1,901  Focal Communications, Corp. (Series B) (a)(d).....  12.125++          02/15/08       38,020
       800  NEXTLINK Communications, Inc. (a)(b)..............   9.00             03/15/08        1,000
       875  NEXTLINK Communications, Inc. (a)(b)..............  10.75             06/01/09        1,094
     4,775  Rhythms Netconnections, Inc. (a)(b)...............  12.75             04/15/09            0
     1,200  Startec Global Communications Corp. (a)(b)........  12.00             05/15/08          120
       380  WorldCom, Inc. (a)(b).............................   7.50             05/15/11       89,300
       855  WorldCom, Inc. (a)(b).............................   8.25             05/15/31      200,925
                                                                                            -----------
                                                                                                331,009
                                                                                            -----------
            TRUCKS/CONSTRUCTION/FARM MACHINERY (2.3%)
       200  Case Corp. (Series B).............................   6.25             12/01/03      194,000
       510  J.B. Poindexter & Co., Inc........................  12.50             05/15/04      418,200
       425  Manitowoc Co., Inc. (The) - 144A*.................  10.50             08/01/12      440,938
       205  NMHG Holding Co...................................  10.00             05/15/09      205,000
                                                                                            -----------
                                                                                              1,258,138
                                                                                            -----------
            WHOLESALE DISTRIBUTORS (1.4%)
       415  Burhmann US, Inc..................................  12.25             11/01/09      385,950
       255  Fisher Scientific International, Inc..............   7.125            12/15/05      258,825
       120  Fisher Scientific International, Inc..............   9.00             02/01/08      125,100
                                                                                            -----------
                                                                                                769,875
                                                                                            -----------
            WIRELESS TELECOMMUNICATIONS (1.4%)
       815  American Cellular Corp............................   9.50             10/15/09      154,850
    19,000  CellNet Data Systems, Inc. (a)(d).................  14.00             10/01/07            0
       150  Nextel Communications Inc.........................   9.375            11/15/09      135,750
       420  SBA Communications Corp...........................  12.00++           03/01/08      222,600
       115  SBA Communications Corp...........................  10.25             02/01/09       62,100
       240  Triton PCS, Inc...................................   8.75             11/15/11      194,400
                                                                                            -----------
                                                                                                769,700
                                                                                            -----------
            TOTAL CORPORATE BONDS
             (COST $136,076,532)..........................................................   46,330,217
                                                                                            -----------

            CONVERTIBLE BONDS (0.5%)
            ELECTRONIC COMPONENTS (0.5%)
       580  Solectron Corp....................................   0.00    11/20/20      294,350
                                                                                   -----------
            HOTELS/RESORTS/CRUISELINES (0.0%)
       742  Premier Cruises Ltd. (a)(d) - 144A*...............  10.00+   08/15/05            0
                                                                                   -----------
            TOTAL CONVERTIBLE BONDS
             (COST $1,166,302)...................................................      294,350
                                                                                   -----------

                       SEE NOTES TO FINANCIAL STATEMENTS
                                       78
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Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                                               VALUE

-----------------------------------------------------------------------------------------------

            COMMON STOCKS (d) (2.6%)
            AEROSPACE & DEFENSE (0.1%)
     7,533  Orbital Sciences Corp. (c)............................................  $    31,789
                                                                                    -----------
            APPAREL/FOOTWEAR RETAIL (0.0%)
 1,310,596  County Seat Store Corp. (c)...........................................            0
                                                                                    -----------
            CASINO/GAMING (0.0%)
     2,000  Fitzgerald Gaming Corp.**.............................................            0
                                                                                    -----------
            CONSUMER/BUSINESS SERVICES (0.9%)
    29,900  Anacomp, Inc. (Class A) (c)...........................................      523,250
                                                                                    -----------
            FOOD: SPECIALTY/CANDY (0.0%)
     2,375  SFAC New Holdings Inc. (c)............................................            0
       436  SFAC New Holdings Inc. (c)............................................            0
   120,000  Specialty Foods Acquisition Corp. - 144A*.............................            0
                                                                                    -----------
                                                                                              0
                                                                                    -----------
            HOTELS/RESORTS/CRUISELINES (0.0%)
   444,351  Premier Holdings Inc. (c).............................................            0
    71,890  Vagabond Inns, Inc. (Class D) (a).....................................            0
                                                                                    -----------
                                                                                              0
                                                                                    -----------
            INTERNET SOFTWARE/SERVICES (0.1%)
    29,129  Globix Corp. (c)......................................................       58,258
                                                                                    -----------
            MEDICAL SPECIALTIES (0.1%)
     9,395  MEDIQ, Inc. (c).......................................................       51,013
                                                                                    -----------
            MEDICAL/NURSING SERVICES (0.0%)
   418,663  Raintree Healthcare Corp. (c).........................................            0
                                                                                    -----------
            MOTOR VEHICLES (0.0%)
        87  Northern Holdings Industrial Corp. * (c)..............................            0
                                                                                    -----------
            RESTAURANTS (0.7%)
     7,750  American Restaurant Group Holdings, Inc. - 144A*......................            0
    92,158  FRD Acquisition Co. (c)...............................................      368,632
                                                                                    -----------
                                                                                        368,632
                                                                                    -----------
            SPECIALTY TELECOMMUNICATIONS (0.1%)
   144,793  Mpower Holding Corp. (c)..............................................       28,959
     2,777  Versatel Telecom International NV (ADR) (Netherlands) (c).............        8,331
    15,035  Viatel Holding Bermuda Ltd. (c).......................................            0
    15,710  World Access, Inc (c).................................................            8
                                                                                    -----------
                                                                                         37,298
                                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                                               VALUE

-----------------------------------------------------------------------------------------------

            TELECOMMUNICATIONS (0.0%)
    25,399  Covad Communications Group, Inc. (c)..................................  $    23,875
   131,683  PFB Telecom NV (Series B) (c).........................................            0
                                                                                    -----------
                                                                                         23,875
                                                                                    -----------
            TEXTILES (0.0%)
   298,461  U.S. Leather, Inc. (c)................................................            0
                                                                                    -----------
            WIRELESS TELECOMMUNICATIONS (0.6%)
    38,272  Arch Wireless, Inc. (c)...............................................       78,458
    55,773  Motient Corp. (c).....................................................      167,319
     8,464  NII Holdings, Inc. (Class B) (c)......................................       99,452
    38,444  Vast Solutions, Inc. (Class B1) (c)...................................            0
    38,444  Vast Solutions, Inc. (Class B2) (c)...................................            0
    38,444  Vast Solutions, Inc. (Class B3) (c)...................................            0
                                                                                    -----------
                                                                                        345,229
                                                                                    -----------
            TOTAL COMMON STOCKS
             (COST $64,966,628)...................................................    1,439,344
                                                                                    -----------
            PREFERRED STOCKS (2.0%)
            CABLE/SATELLITE TV (0.0%)
    53,252  Knology Holdings, Inc. - 144A* (c)....................................          533
                                                                                    -----------
            CELLULAR TELEPHONE (0.5%)
       620  Dobson Communications Corp.+..........................................      297,600
                                                                                    -----------
            ELECTRIC UTILITIES (0.5%)
       450  TNP Enterprises, Inc. (Series D)+.....................................      292,500
                                                                                    -----------
            RESTAURANTS (1.0%)
     2,764  American Restaurant Group Holdings, Inc. (Series B)...................      317,862
       157  FRD Acquisition Co. (Units)(++).......................................      157,000
                                                                                    -----------
                                                                                        474,862
                                                                                    -----------
            SPECIALTY TELECOMMUNICATIONS (0.0%)
     4,956  McLeodUSA, Inc. (Series A) $0.44 (Conv.)..............................       20,320
                                                                                    -----------
            TOTAL PREFERRED STOCKS
             (COST $3,594,515)....................................................    1,085,815
                                                                                    -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

 NUMBER OF                                        EXPIRATION
 WARRANTS                                            DATE        VALUE

-------------------------------------------------------------------------

             WARRANTS (d) (0.0%)
             ADVERTISING/MARKETING SERVICES (0.0%)
          1  Mentus Media Corp. - 144A* (c).....   02/01/08   $         0
                                                              -----------
             AEROSPACE & DEFENSE (0.0%)
      1,500  Sabreliner Corp. - 144A*...........   04/15/03             0
                                                              -----------
             BROADCASTING (0.0%)
        640  XM Satellite Radio Holdings, Inc. -
              144A*.............................   03/15/10           320
                                                              -----------
             CASINO/GAMING (0.0%)
     83,500  Aladdin Gaming Holdings LLC -
              144A*.............................   03/01/10             0
      6,000  Resort at Summerlin LP - 144A*.....   12/15/07             0
                                                              -----------
                                                                        0
                                                              -----------
             CONSUMER/BUSINESS SERVICES (0.0%)
     42,250  Comforce Corp. - 144A*.............   12/01/09             0
                                                              -----------
             INTERNET SOFTWARE/SERVICES (0.0%)
     16,520  Verado Holdings, Inc. - 144A*......   04/15/08             0
                                                              -----------
             OIL & GAS PRODUCTION (0.0%)
      7,568  Chesapeake Energy Corp.............   05/01/05             0
                                                              -----------
             RESTAURANTS (0.0%)
      1,500  American Restaurant Group Holdings,
              Inc. - 144A*......................   08/15/08             0
     39,250  FRD Acquisition Co. (c)............   07/10/12             0
                                                              -----------
                                                                        0
                                                              -----------
             SPECIALTY TELECOMMUNICATIONS (0.0%)
      6,500  Birch Telecom Inc. - 144A*.........   06/15/08             0
     10,982  McLeodUSA, Inc.....................   04/16/07         3,844
      2,777  Versatel Telecom International NV
              (ADR) (Netherlands) (c)...........   10/04/04             0
                                                              -----------
                                                                    3,844
                                                              -----------
             TELECOMMUNICATIONS (0.0%)
      1,200  Startec Global Communications Corp.
              - 144A*...........................   05/15/08             0
                                                              -----------
             TOTAL WARRANTS
              (COST $605,081)...............................        4,164
                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - High Yield
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

 PRINCIPAL
 AMOUNT IN                                   COUPON   MATURITY
 THOUSANDS                                    RATE      DATE       VALUE

---------------------------------------------------------------------------

             SHORT-TERM INVESTMENTS (10.8%)
             U.S. GOVERNMENT AGENCY (e) (9.4%)
$     5,300  Federal National Mortgage
              Assoc.
              (COST $5,299,889)............   0.75 %  01/02/03  $ 5,299,889
                                                                -----------
             REPURCHASE AGREEMENT (1.4%)
        812  The Bank of New York (dated
              12/31/02;
              proceeds $812,041) (f)
              (COST $812,028)..............   0.563   01/02/03      812,028
                                                                -----------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $6,111,917)...............................    6,111,917
                                                                -----------

             TOTAL INVESTMENTS
              (COST $212,520,975) (g)......   98.2%   55,265,807
             OTHER ASSETS IN EXCESS OF
              LIABILITIES..................    1.8     1,033,640
                                             -----   -----------
             NET ASSETS....................  100.0%  $56,299,447
                                             =====   ===========

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 **   RESALE IS RESTRICTED; ACQUIRED (12/22/98) AT A COST BASIS OF $9,020.
 +    PAYMENT-IN-KIND SECURITY.
 (++) CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT;
      BONDS OR PREFERRED STOCK WITH ATTACHED WARRANTS.
 ++ CURRENTLY A ZERO COUPON BOND AND WILL PAY INTEREST AT THE RATE SHOWN AT A FUTURE SPECIFIED DATE.
 (a)  ISSUER IN BANKRUPTCY.
 (b)  NON-INCOME PRODUCING SECURITY; BOND IN DEFAULT.
 (c)  ACQUIRED THROUGH EXCHANGE OFFER.
 (d)  NON-INCOME PRODUCING SECURITIES.
 (e) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (f) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION ADJUSTABLE RATE MORTGAGE 5.515% DUE 12/01/31 VALUED AT $828,269.
 (g) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,472,055 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $158,727,223, RESULTING IN NET UNREALIZED DEPRECIATION OF $157,255,168.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                                               VALUE

-----------------------------------------------------------------------------------------------

           COMMON STOCKS (88.3%)
           ELECTRIC UTILITIES (52.3%)
 185,865   Cinergy Corp..........................................................  $  6,267,368
 145,000   Consolidated Edison, Inc..............................................     6,208,900
 157,000   Constellation Energy Group, Inc.......................................     4,367,740
 130,000   Dominion Resources, Inc...............................................     7,137,000
 232,500   DPL, Inc..............................................................     3,566,550
 140,000   DTE Energy Co.........................................................     6,496,000
 177,432   Duke Energy Corp......................................................     3,467,021
 245,000   Energy East Corp......................................................     5,412,050
 125,000   Entergy Corp..........................................................     5,698,750
 125,000   Exelon Corp...........................................................     6,596,250
 125,000   FirstEnergy Corp......................................................     4,121,250
 100,000   FPL Group, Inc........................................................     6,013,000
 135,000   Pepco Holdings, Inc...................................................     2,617,650
 155,000   Pinnacle West Capital Corp............................................     5,283,950
 180,000   PPL Corp..............................................................     6,242,400
 145,000   Progress Energy, Inc..................................................     6,285,750
 210,000   Public Service Enterprise Group, Inc..................................     6,741,000
 225,000   SCANA Corp............................................................     6,966,000
 195,000   Southern Co. (The)....................................................     5,536,050
 190,000   Wisconsin Energy Corp.................................................     4,788,000
                                                                                   ------------
                                                                                    109,812,679
                                                                                   ------------
           ENERGY (10.6%)
  55,000   Anadarko Petroleum Corp...............................................     2,634,500
 102,000   Exxon Mobil Corp......................................................     3,563,880
 160,000   KeySpan Corp..........................................................     5,638,400
 150,000   New Jersey Resources Corp.............................................     4,738,500
 200,000   Questar Corp..........................................................     5,564,000
                                                                                   ------------
                                                                                     22,139,280
                                                                                   ------------
           TELECOMMUNICATIONS (24.3%)
 131,932   ALLTEL Corp...........................................................     6,728,532
 350,000   AT&T Wireless Services Inc.*..........................................     1,977,500
 150,000   BCE, Inc. (Canada)....................................................     2,701,500
 235,000   BellSouth Corp........................................................     6,079,450
 238,750   CenturyTel, Inc.......................................................     7,014,475
 100,000   Cisco Systems, Inc.*..................................................     1,310,000
 243,946   SBC Communications, Inc...............................................     6,613,376
 125,000   Telefonica S.A. (ADR) (Spain)*........................................     3,321,250
 160,000   Telefonos de Mexico S.A. (Series L) (ADR) (Mexico)....................     5,116,800

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                                               VALUE

-----------------------------------------------------------------------------------------------

 196,120   Verizon Communications Inc............................................  $  7,599,650
 150,000   Vodafone Group PLC (ADR) (United Kingdom).............................     2,718,000
                                                                                   ------------
                                                                                     51,180,533
                                                                                   ------------
           WATER UTILITIES (1.1%)
 106,500   Philadelphia Suburban Corp............................................     2,193,900
                                                                                   ------------
           TOTAL COMMON STOCKS
            (COST $152,365,320)..................................................   185,326,392
                                                                                   ------------

PRINCIPAL
AMOUNT IN                                                       COUPON   MATURITY
THOUSANDS                                                        RATE      DATE
---------                                                      --------  ---------

           CORPORATE BONDS (4.7%)
           ELECTRIC UTILITIES (3.0%)
$    140   Alliant Energy Resorces, Inc......................   7.00 %   12/01/11        137,004
     400   Cinergy Corp......................................   6.25     09/01/04        413,679
     160   Commonwealth Edison Co............................   6.15     03/15/12        177,013
     145   Constellation Energy Group, Inc...................   7.60     04/01/32        148,206
     400   Consumers Energy Co...............................   6.875    03/01/18        381,048
     495   DTE Energy Co.....................................   7.05     06/01/11        549,342
     350   Duquesne Light Co.................................   6.70     04/15/12        398,588
     765   Exelon Corp.......................................   6.75     05/01/11        837,373
      40   Florida Power & Light Co..........................   4.85     02/01/13         40,861
     330   Florida Power Corp................................   6.65     07/15/11        370,178
     160   Indiana Michigan Power Co.........................   6.375    11/01/12        161,758
     155   Jersey Central Power & Light Co...................   6.45     05/15/06        164,344
     400   Pinnacle West Capital Corp........................   6.40     04/01/06        407,241
   1,085   PSEG Energy Holdings..............................   9.125    02/10/04      1,074,150
     400   Public Service Co. of New Mexico (Series B).......   7.50     08/01/18        370,949
     330   South Carolina Electric & Gas Co..................   7.50     06/15/05        367,890
     225   TECO Energy Corp..................................   7.00     05/01/12        189,000
     155   Texas-New Mexico Power Co.........................   6.25     01/15/09        147,617
                                                                                    ------------
                                                                                       6,336,241
                                                                                    ------------
           ENERGY (0.1%)
     280   Consolidated Natural Gas Co.......................   5.375    11/01/06        295,984
                                                                                    ------------
           ENVIRONMENTAL SERVICES (0.1%)
     205   Waste Management Inc..............................   7.00     10/15/06        218,274
                                                                                    ------------
           INDUSTRIAL CONGLOMERATES (0.2%)
     435   Honeywell International Inc.......................   5.125    11/01/06        459,963
                                                                                    ------------
           MOTOR VEHICLES (0.1%)
     125   DaimlerChrysler North America Holdings Corp.......   7.30     01/15/12        140,269
                                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Utilities
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                      COUPON    MATURITY
THOUSANDS                                                       RATE       DATE        VALUE

------------------------------------------------------------------------------------------------

           TELECOMMUNICATIONS (1.2%)
$    200   AT&T Wireless Services, Inc.......................   7.875%   03/01/11   $    201,000
     385   Deutsche Telekom International Finance Corp.
            (Germany)........................................   8.75     06/15/30        444,733
     520   GTE Corp..........................................   7.90     02/01/27        562,052
     590   SBC Communications Inc............................   5.875    02/01/12        637,253
     130   TCI Communications Corp...........................   8.00     08/01/05        135,026
     400   Verizon New England Inc...........................   6.50     09/15/11        441,664
                                                                                    ------------
                                                                                       2,421,728
                                                                                    ------------
           TOTAL CORPORATE BONDS
            (COST $9,439,549).....................................................     9,872,459
                                                                                    ------------
           ASSET-BACKED SECURITIES (0.9%)
           FINANCE/RENTAL/LEASING
     425   Connecticut RRB Special Purpose Trust CL&P -
            Series 2001......................................   6.21     12/30/11        479,310
     400   Detroit Edison Securitization Funding LLC.........   5.875    03/01/10        441,632
     450   PECO Energy Transition Trust......................   7.625    03/01/10        536,678
     400   PSE&G Transition Funding LLC......................   6.61     06/15/15        459,158
                                                                                    ------------
           TOTAL ASSET-BACKED SECURITIES
            (COST $1,796,933).....................................................     1,916,778
                                                                                    ------------
           U.S. GOVERNMENT OBLIGATIONS (0.3%)
     205   U.S. Treasury Bond................................   8.125    08/15/19        285,543
     140   U.S. Treasury Bond................................   8.125    08/15/21        197,017
     200   U.S. Treasury Note................................   6.50     02/15/10        239,062
                                                                                    ------------
           TOTAL U.S. GOVERNMENT OBLIGATIONS
            (COST $700,216).......................................................       721,622
                                                                                    ------------
           SHORT-TERM INVESTMENT (a) (5.8%)
           U.S. GOVERNMENT AGENCY
  12,200   Federal National Mortgage Assoc.
            (COST $12,199,746)...............................   0.75     01/02/03     12,199,746
                                                                                    ------------

           TOTAL INVESTMENTS
            (COST $176,501,764) (b)..........................  100.0%   210,036,997
           OTHER ASSETS IN EXCESS OF LIABILITIES.............    0.0         56,138
                                                               -----   ------------
           NET ASSETS........................................  100.0%  $210,093,135
                                                               =====   ============

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $41,255,117 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $7,719,884, RESULTING IN NET UNREALIZED APPRECIATION OF $33,535,233.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

--------------------------------------------------------------------------

           COMMON STOCKS (49.6%)
           AEROSPACE & DEFENSE (0.6%)
  12,260   Raytheon Co.......................................  $   376,995
                                                               -----------
           AUTO PARTS: O.E.M. (0.3%)
   3,730   Magna International Inc. (Class A) (Canada).......      209,439
                                                               -----------
           BEVERAGES: NON-ALCOHOLIC (0.8%)
  11,450   Coca-Cola Co. (The)...............................      501,739
                                                               -----------
           CABLE/SATELLITE TV (0.4%)
   9,540   Comcast Corp. (Class A)*..........................      224,858
                                                               -----------
           CHEMICALS: AGRICULTURAL (0.2%)
   6,320   Monsanto Co.......................................      121,660
                                                               -----------
           CHEMICALS: MAJOR DIVERSIFIED (1.0%)
  11,090   Dow Chemical Co. (The)............................      329,373
   7,890   Du Pont (E.I.) de Nemours & Co....................      334,536
                                                               -----------
                                                                   663,909
                                                               -----------
           COMPUTER PROCESSING HARDWARE (0.4%)
  14,000   Hewlett-Packard Co................................      243,040
                                                               -----------
           CONTAINERS/PACKAGING (0.7%)
   9,990   Temple-Inland, Inc................................      447,652
                                                               -----------
           CONTRACT DRILLING (1.0%)
  12,390   ENSCO International Inc...........................      364,885
  11,470   Transocean Inc.*..................................      266,104
                                                               -----------
                                                                   630,989
                                                               -----------
           DISCOUNT STORES (1.0%)
  11,920   Target Corp.......................................      357,600
   5,400   Wal-Mart Stores, Inc..............................      272,754
                                                               -----------
                                                                   630,354
                                                               -----------
           DRUGSTORE CHAINS (0.4%)
  11,100   CVS Corp..........................................      277,167
                                                               -----------
           ELECTRIC UTILITIES (1.8%)
  10,550   Entergy Corp......................................      480,974

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   7,790   Exelon Corp.......................................  $   411,078
   7,400   PPL Corp..........................................      256,632
                                                               -----------
                                                                 1,148,684
                                                               -----------
           ELECTRONICS/ APPLIANCES (0.5%)
   8,940   Eastman Kodak Co..................................      313,258
                                                               -----------
           FINANCE/RENTAL/ LEASING (0.9%)
   8,670   Fannie Mae........................................      557,741
                                                               -----------
           FINANCIAL CONGLOMERATES (1.7%)
  23,040   J.P. Morgan Chase & Co............................      552,960
  16,280   Prudential Financial, Inc.........................      516,727
                                                               -----------
                                                                 1,069,687
                                                               -----------
           FINANCIAL PUBLISHING/ SERVICES (0.8%)
  23,130   Equifax, Inc......................................      535,228
                                                               -----------
           FOOD: MAJOR DIVERSIFIED (0.4%)
   6,160   PepsiCo, Inc......................................      260,075
                                                               -----------
           HOTELS/RESORTS/ CRUISELINES (0.6%)
  29,750   Hilton Hotels Corp................................      378,122
                                                               -----------
           HOUSEHOLD/PERSONAL CARE (1.3%)
   7,400   Kimberly-Clark Corp...............................      351,278
   5,460   Procter & Gamble Co. (The)........................      469,232
                                                               -----------
                                                                   820,510
                                                               -----------
           INDUSTRIAL CONGLOMERATES (2.4%)
   6,050   3M Co.............................................      745,965
  10,676   Ingersoll Rand Co. (Class A) (Bermuda)............      459,709
   7,470   Textron, Inc......................................      321,135
                                                               -----------
                                                                 1,526,809
                                                               -----------
           INFORMATION TECHNOLOGY SERVICES (0.5%)
   9,440   Computer Sciences Corp.*..........................      325,208
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           INTEGRATED OIL (2.9%)
   9,650   BP PLC (ADR) (United Kingdom).....................  $   392,273
   8,319   ConocoPhillips....................................      402,556
  29,550   Exxon Mobil Corp..................................    1,032,477
                                                               -----------
                                                                 1,827,306
                                                               -----------
           INVESTMENT BANKS/ BROKERS (1.2%)
  23,400   Edwards (A.G.), Inc...............................      771,264
                                                               -----------
           MAJOR BANKS (3.9%)
  12,460   Bank of America Corp..............................      866,842
   9,520   FleetBoston Financial Corp........................      231,336
  14,930   PNC Financial Services Group......................      625,567
   6,310   Wachovia Corp.....................................      229,936
     800   Wells Fargo & Co..................................       37,496
  13,125   WestPac Banking Corp. Ltd. (ADR) (Australia)......      506,494
                                                               -----------
                                                                 2,497,671
                                                               -----------
           MAJOR TELECOMMUNICATIONS (2.8%)
   5,898   AT &T Corp........................................      153,997
  11,020   SBC Communications, Inc...........................      298,752
  66,060   Sprint Corp. (FON Group)..........................      956,549
   8,960   Verizon Communications Inc........................      347,200
                                                               -----------
                                                                 1,756,498
                                                               -----------
           MANAGED HEALTH CARE (1.5%)
  16,730   Aetna Inc.........................................      687,938
   4,010   Anthem, Inc.*.....................................      252,229
                                                               -----------
                                                                   940,167
                                                               -----------
           MEDIA CONGLOMERATES (1.5%)
  37,310   AOL Time Warner Inc.*.............................      488,761
  29,230   Disney (Walt) Co. (The)...........................      476,741
                                                               -----------
                                                                   965,502
                                                               -----------
           MEDICAL SPECIALTIES (0.5%)
   8,760   Bausch & Lomb, Inc................................      315,360
                                                               -----------
           MULTI-LINE INSURANCE (0.6%)
  11,480   Safeco Corp.......................................      398,012
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           OIL & GAS PRODUCTION (2.2%)
   6,910   Anadarko Petroleum Corp...........................  $   330,989
  10,940   Burlington Resources, Inc.........................      466,591
   8,600   EOG Resources, Inc................................      343,312
   6,940   Noble Energy, Inc.................................      260,597
                                                               -----------
                                                                 1,401,489
                                                               -----------
           OIL REFINING/MARKETING (0.6%)
  10,800   Valero Energy Corp................................      398,952
                                                               -----------
           OILFIELD SERVICES/ EQUIPMENT (1.3%)
  19,220   Schlumberger Ltd..................................      808,970
                                                               -----------
           OTHER METALS/MINERALS (0.4%)
   7,250   Phelps Dodge Corp.*...............................      229,463
                                                               -----------
           PACKAGED SOFTWARE (1.2%)
  11,160   Microsoft Corp.*..................................      576,972
  16,640   Oracle Corp.*.....................................      179,712
                                                               -----------
                                                                   756,684
                                                               -----------
           PHARMACEUTICALS: GENERIC DRUGS (0.6%)
  10,150   Mylan Laboratories, Inc...........................      354,235
                                                               -----------
           PHARMACEUTICALS: MAJOR (4.6%)
  53,000   Bristol-Myers Squibb Co...........................    1,226,950
   6,650   Johnson & Johnson.................................      357,172
  11,290   Pharmacia Corp....................................      471,922
   5,460   Roche Holdings Ltd (ADR) (Switzerland)............      378,378
  21,310   Schering-Plough Corp..............................      473,082
                                                               -----------
                                                                 2,907,504
                                                               -----------
           PRECIOUS METALS (1.0%)
  22,240   Newmont Mining Corp...............................      645,627
                                                               -----------
           PROPERTY - CASUALTY INSURERS (3.1%)
  34,680   Allstate Corp. (The) (Note 4).....................    1,282,813
   8,500   Chubb Corp. (The).................................      443,700
  14,610   Travelers Property Casualty Corp. (Class A)*......      214,037
                                                               -----------
                                                                 1,940,550
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           PUBLISHING: NEWSPAPERS (0.1%)
   1,800   Dow Jones & Co., Inc..............................  $    77,814
                                                               -----------
           RAILROADS (1.2%)
  23,630   Norfolk Southern Corp.............................      472,364
   4,980   Union Pacific Corp................................      298,153
                                                               -----------
                                                                   770,517
                                                               -----------
           RESTAURANTS (0.2%)
   8,520   McDonald's Corp...................................      137,002
                                                               -----------
           TOBACCO (0.5%)
   7,190   Philip Morris Companies, Inc......................      291,411
                                                               -----------
           WIRELESS TELECOMMUNICATIONS (0.0%)
     688   Leap Wireless International, Inc.*................          103
                                                               -----------
           TOTAL COMMON STOCKS
            (COST $31,790,744)...............................   31,455,225
                                                               -----------
           CONVERTIBLE PREFERRED STOCKS (7.7%)
           ELECTRIC UTILITIES (1.5%)
  18,000   FPL Group, Inc. $8.00.............................      960,840
                                                               -----------
           MAJOR BANKS (1.2%)
  22,550   National Australia Bank, Ltd. $1.97 (Australia)
            (Units)++........................................      734,002
                                                               -----------
           PULP & PAPER (1.3%)
  20,000   Boise Cascade Corp. $3.75 (Units)++...............      839,800
                                                               -----------
           RAILROADS (1.8%)
  22,400   Union Pacific Capital Trust $3.13.................    1,148,000
                                                               -----------
           REAL ESTATE INVESTMENT TRUSTS (1.1%)
   9,000   Equity Residential Properties Trust (Series E)
            $1.75............................................      248,490
  13,000   SL Green Realty Corp. $2.00.......................      438,100
                                                               -----------
                                                                   686,590
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           TELECOMMUNICATION EQUIPMENT (0.8%)
  16,250   Motorola, Inc. $3.50..............................  $   520,000
                                                               -----------
           TOTAL CONVERTIBLE PREFERRED STOCKS
            (COST $4,944,787)................................    4,889,232
                                                               -----------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           CONVERTIBLE BONDS (19.8%)
           AIRLINES (1.0%)
 $ 1,500   Continental Airlines Inc.
            4.50% due 02/01/07...............................      641,250
                                                               -----------
           CABLE/SATELLITE TV (2.0%)
   1,445   EchoStar Communications Corp.
            4.875% due 01/07/07..............................    1,278,825
                                                               -----------
           CONTRACT DRILLING (1.7%)
   2,000   Diamond Offshore Drilling Inc.
            0.00% due 06/06/20...............................    1,085,000
                                                               -----------
           DEPARTMENT STORES (1.7%)
   1,000   Penney (J.C.) Co., Inc.
            5.00% due 10/15/08...............................    1,066,250
                                                               -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (1.1%)
   1,000   SCI Systems, Inc.
            3.00% due 03/15/07...............................      708,750
                                                               -----------
           ELECTRONIC PRODUCTION EQUIPMENT (1.5%)
     960   Photronics Inc.
            6.00% due 06/01/04...............................      942,000
                                                               -----------
           HOTELS/RESORTS/ CRUISELINES (1.5%)
   1,000   Hilton Hotels Corp.
            5.00% due 05/15/06...............................      957,500
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                        VALUE

--------------------------------------------------------------------------

           INFORMATION TECHNOLOGY SERVICES (1.2%)
 $ 1,000   Aether Systems, Inc.
            6.00% due 03/22/05...............................  $   768,750
                                                               -----------
           MAJOR TELECOMMUNICATIONS (3.4%)
   1,300   Bell Atlantic Financial Services (exchangeable
            into Telecom Corporation of New Zealand common
            stock)
            5.75% due 04/01/03...............................    1,311,050
     800   Bell Atlantic Financial Services - 144A**
            (exchangeable into Cable & Wireless
            Communications common stock)
            4.25% due 09/15/05...............................      838,000
                                                               -----------
                                                                 2,149,050
                                                               -----------
           PACKAGED SOFTWARE (1.6%)
   1,125   Mercury Interactive Corp.
            4.75% due 07/01/07...............................    1,009,687
                                                               -----------
           SERVICES TO THE HEALTH INDUSTRY (1.6%)
   1,000   Healthsouth Corp.
            3.25% due 04/01/03...............................      976,250
                                                               -----------
           TELECOMMUNICATION EQUIPMENT (1.5%)
   1,100   RF Micro Systems Devices
            3.75% due 08/15/05...............................      951,500
                                                               -----------
           TOTAL CONVERTIBLE BONDS
            (COST $13,586,202)...............................   12,534,812
                                                               -----------
           CORPORATE BONDS (17.5%)
           ADVERTISING/MARKETING SERVICES (2.4%)
   1,500   Lamar Media Corp.
            9.625% due 12/01/06..............................    1,548,750
                                                               -----------
PRINCIPAL
AMOUNT IN
THOUSANDS                                                        VALUE

--------------------------------------------------------------------------

           APPAREL/FOOTWEAR (1.9%)
 $ 1,250   Tommy Hilfiger USA Inc.
            6.85% due 06/01/08...............................  $ 1,175,000
                                                               -----------
           BROADCASTING (3.3%)
   2,000   Clear Channel Communications (Series B)
            8.75% due 06/15/07...............................    2,087,500
                                                               -----------
           CONTAINERS/PACKAGING (1.5%)
   1,000   Gaylord Container Corp.
            9.875% due 02/15/08..............................      977,500
                                                               -----------
           FOOD DISTRIBUTORS (1.0%)
   1,000   Fleming Companies, Inc. (Series D)
            10.625% due 07/31/07.............................      650,000
                                                               -----------
           HOME BUILDING (1.6%)
   1,000   Fortress Group Inc.
            13.75% due 05/15/03..............................    1,031,250
                                                               -----------
           HOTELS/RESORTS/ CRUISELINES (2.0%)
   1,300   Starwood Hotels
            Resorts - 144A**
            7.875% due 05/01/12..............................    1,287,000
                                                               -----------
           OIL & GAS PRODUCTION (1.4%)
     900   KCS Energy, Inc. (Series B)
            11.00% due 01/15/03..............................      884,250
                                                               -----------
           PUBLISHING: NEWSPAPERS (1.3%)
     800   Hollinger International Publishing, Inc.
            9.25% due 02/01/06...............................      825,000
                                                               -----------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (1.1%)
     700   Navistar International (Series B)
            9.375% due 06/01/06..............................      672,000
                                                               -----------
           TOTAL CORPORATE BONDS
            (COST $11,645,392)...............................   11,138,250
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Income Builder
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                        VALUE

--------------------------------------------------------------------------

           SHORT-TERM INVESTMENT (a) (4.6%)
           U.S. GOVERNMENT AGENCY
 $ 2,900   Federal Home Loan Banks
            0.75% due 01/02/03
            (COST $2,899,940)................................  $ 2,899,940
                                                               -----------

  TOTAL INVESTMENTS
   (COST $64,867,065) (b)...........................    99.2%  62,917,459
  OTHER ASSETS IN EXCESS OF LIABILITIES.............     0.8      517,379
                                                      ------  -----------
  NET ASSETS........................................   100.0% $63,434,838
                                                      ======  ===========

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; PREFERRED STOCKS WITH ATTACHED WARRANTS.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,478,156 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $4,427,762, RESULTING IN NET UNREALIZED DEPRECIATION OF $1,949,606.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           COMMON STOCKS (99.9%)
           AEROSPACE & DEFENSE (1.2%)
 571,400   Goodrich Corp.....................................  $ 10,468,048
                                                               ------------
           ALUMINUM (2.2%)
 354,600   Alcan Inc. (Canada)...............................    10,467,792
 384,700   Alcoa, Inc........................................     8,763,466
                                                               ------------
                                                                 19,231,258
                                                               ------------
           APPAREL/FOOTWEAR (1.8%)
 435,500   VF Corp...........................................    15,699,775
                                                               ------------
           AUTO PARTS: O.E.M. (3.0%)
1,170,300  Delphi Corp.......................................     9,420,915
 218,100   Johnson Controls, Inc.............................    17,485,077
                                                               ------------
                                                                 26,905,992
                                                               ------------
           BEVERAGES: NON-ALCOHOLIC (1.5%)
 314,000   Coca-Cola Co. (The)...............................    13,759,480
                                                               ------------
           CHEMICALS: AGRICULTURAL (0.2%)
  76,700   Monsanto Co.......................................     1,476,475
                                                               ------------
           CHEMICALS: MAJOR DIVERSIFIED (3.7%)
 529,100   Dow Chemical Co...................................    15,714,270
 412,200   Du Pont (E.I.) de Nemours & Co....................    17,477,280
                                                               ------------
                                                                 33,191,550
                                                               ------------
           COMPUTER PROCESSING HARDWARE (2.6%)
1,324,300  Hewlett-Packard Co................................    22,989,848
                                                               ------------
           DISCOUNT STORES (1.5%)
 435,500   Target Corp.......................................    13,065,000
                                                               ------------
           ELECTRIC UTILITIES (6.0%)
 327,900   Exelon Corp.......................................    17,303,283
 538,500   FirstEnergy Corp..................................    17,754,345
 299,800   FPL Group, Inc....................................    18,026,974
                                                               ------------
                                                                 53,084,602
                                                               ------------
           ELECTRONICS/APPLIANCE STORES (0.7%)
 874,500   Circuit City Stores - Circuit City Group..........     6,488,790
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           ELECTRONICS/ APPLIANCES (3.7%)
 552,600   Eastman Kodak Co..................................  $ 19,363,104
 257,500   Whirlpool Corp....................................    13,446,650
                                                               ------------
                                                                 32,809,754
                                                               ------------
           FINANCE/RENTAL/ LEASING (3.8%)
 270,800   Fannie Mae........................................    17,420,564
 844,600   MBNA Corp.........................................    16,064,292
                                                               ------------
                                                                 33,484,856
                                                               ------------
           FINANCIAL CONGLOMERATES (1.6%)
 403,000   Citigroup, Inc....................................    14,181,570
                                                               ------------
           FOOD DISTRIBUTORS (1.7%)
 637,000   Supervalu, Inc....................................    10,516,870
 143,000   SYSCO Corp........................................     4,259,970
                                                               ------------
                                                                 14,776,840
                                                               ------------
           FOOD: MAJOR DIVERSIFIED (1.7%)
 365,400   PepsiCo, Inc......................................    15,427,188
                                                               ------------
           FOREST PRODUCTS (1.5%)
 276,400   Weyerhaeuser Co...................................    13,601,644
                                                               ------------
           HOUSEHOLD/PERSONAL CARE (4.6%)
 213,600   Avon Products, Inc................................    11,506,632
 290,400   Kimberly-Clark Corp...............................    13,785,288
 187,300   Procter & Gamble Co. (The)........................    16,096,562
                                                               ------------
                                                                 41,388,482
                                                               ------------
           INDUSTRIAL CONGLOMERATES (6.9%)
 147,100   3M Co.............................................    18,137,430
 604,600   General Electric Co...............................    14,722,010
 501,200   Honeywell International, Inc......................    12,028,800
 267,000   United Technologies Corp..........................    16,537,980
                                                               ------------
                                                                 61,426,220
                                                               ------------
           INDUSTRIAL SPECIALTIES (1.7%)
 295,100   PPG Industries, Inc...............................    14,799,265
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           INFORMATION TECHNOLOGY SERVICES (1.7%)
 198,000   International Business Machines Corp..............  $ 15,345,000
                                                               ------------
           INTEGRATED OIL (5.0%)
 356,100   BP PLC (ADR) (United Kingdom).....................    14,475,465
 440,300   Exxon Mobil Corp..................................    15,384,082
 332,400   Royal Dutch Petroleum Co. (ADR) (Netherlands).....    14,632,248
                                                               ------------
                                                                 44,491,795
                                                               ------------
           LIFE/HEALTH INSURANCE (2.3%)
 228,900   Jefferson-Pilot Corp..............................     8,723,379
 384,000   Lincoln National Corp.............................    12,126,720
                                                               ------------
                                                                 20,850,099
                                                               ------------
           MAJOR BANKS (7.0%)
 385,700   Bank of America Corp..............................    26,833,149
 161,600   Comerica, Inc.....................................     6,987,584
 678,900   KeyCorp...........................................    17,067,546
 160,900   PNC Financial Services Group, Inc.................     6,741,710
 136,400   Wachovia Corp.....................................     4,970,416
                                                               ------------
                                                                 62,600,405
                                                               ------------
           MAJOR TELECOMMUNICATIONS (1.4%)
 332,800   Verizon Communications Inc........................    12,896,000
                                                               ------------
           MOTOR VEHICLES (2.5%)
 370,100   DaimlerChrysler AG (Germany)......................    11,343,565
 295,100   General Motors Corp...............................    10,877,386
                                                               ------------
                                                                 22,220,951
                                                               ------------
           MULTI-LINE INSURANCE (1.3%)
 196,600   American International Group, Inc.................    11,373,310
                                                               ------------
           OFFICE EQUIPMENT/ SUPPLIES (1.6%)
 430,800   Pitney Bowes, Inc.................................    14,069,928
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           OIL & GAS PRODUCTION (1.6%)
 318,500   Kerr-McGee Corp...................................  $ 14,109,550
                                                               ------------
           OIL REFINING/ MARKETING (3.4%)
 643,900   Marathon Oil Corp.................................    13,708,631
 496,400   Sunoco, Inc.......................................    16,470,552
                                                               ------------
                                                                 30,179,183
                                                               ------------
           PHARMACEUTICALS: MAJOR (8.2%)
 623,000   Bristol-Myers Squibb Co...........................    14,422,450
 394,600   Merck & Co., Inc..................................    22,338,306
 449,600   Pharmacia Corp....................................    18,793,280
 477,200   Wyeth, Inc........................................    17,847,280
                                                               ------------
                                                                 73,401,316
                                                               ------------
           PROPERTY - CASUALTY INSURERS (1.7%)
1,006,400  Travelers Property Casualty Corp. (Class A)*......    14,743,760
  35,100   Travelers Property Casualty Corp. (Class B)*......       514,215
                                                               ------------
                                                                 15,257,975
                                                               ------------
           PULP & PAPER (2.6%)
 407,500   International Paper Co............................    14,250,275
 353,500   MeadWestvaco Corp.................................     8,734,985
                                                               ------------
                                                                 22,985,260
                                                               ------------
           RAILROADS (3.3%)
 599,600   Burlington Northern Santa Fe Corp.................    15,595,596
 501,200   CSX Corp..........................................    14,188,972
                                                               ------------
                                                                 29,784,568
                                                               ------------
           REGIONAL BANKS (0.5%)
 232,300   U.S. Bancorp......................................     4,929,406
                                                               ------------
           SEMICONDUCTORS (1.0%)
 550,700   Intel Corp........................................     8,574,399
                                                               ------------
           TELECOMMUNICATION EQUIPMENT (0.5%)
 479,300   Motorola, Inc.....................................     4,145,945
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Dividend Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           TRUCKS/CONSTRUCTION/FARM MACHINERY (2.7%)
 342,000   Caterpillar, Inc..................................  $ 15,636,240
 191,400   Deere & Co........................................     8,775,690
                                                               ------------
                                                                 24,411,930
                                                               ------------
           TOTAL COMMON STOCKS
            (COST $883,660,266)..............................   889,883,657
                                                               ------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------

           SHORT-TERM INVESTMENT (0.0%)
           REPURCHASE AGREEMENT
$    185   The Bank of New York 0.563% due 01/02/03 (dated
            12/31/02; proceeds $184,735) (a)
            (COST $184,729)..................................       184,729
                                                               ------------

  TOTAL INVESTMENTS
   (COST $883,844,995) (b)..........................    99.9%  890,068,386
  OTHER ASSETS IN EXCESS OF LIABILITIES.............     0.1       710,678
                                                      ------  ------------
  NET ASSETS........................................   100.0% $890,779,064
                                                      ======  ============

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION ADJUSTABLE RATE MORTGAGE 5.515% DUE 12/01/31 VALUED AT $188,424.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $91,750,779 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $85,527,388, RESULTING IN NET UNREALIZED APPRECIATION OF $6,223,391.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            COMMON STOCKS (96.3%)
            AUSTRALIA (3.2%)
            CONTAINERS/PACKAGING
   384,015  Amcor Ltd...............................  $  1,828,695
                                                      ------------
            MAJOR BANKS
   200,000  Australia & New Zealand Banking Group
             Ltd....................................     1,946,323
   115,000  Commonwealth Bank of Australia..........     1,741,595
                                                      ------------
                                                         3,687,918
                                                      ------------
            OIL & GAS PRODUCTION
   500,000  Santos Ltd..............................     1,688,309
                                                      ------------
            TOTAL AUSTRALIA.........................     7,204,922
                                                      ------------
            BELGIUM (0.8%)
            FINANCIAL CONGLOMERATES
   105,000  Fortis..................................     1,852,200
                                                      ------------
            CANADA (2.1%)
            FINANCIAL CONGLOMERATES
    80,000  Brascan Corp. (Class A).................     1,614,338
                                                      ------------
            MAJOR BANKS
    70,000  Toronto-Dominion Bank...................     1,513,093
                                                      ------------
            OIL & GAS PIPELINES
    55,000  Enbridge Inc............................     1,489,481
                                                      ------------
            TOTAL CANADA............................     4,616,912
                                                      ------------
            FINLAND (0.6%)
            INFORMATION TECHNOLOGY SERVICES
    90,000  TietoEnator Oyj.........................     1,228,500
                                                      ------------
            FRANCE (6.9%)
            AUTOMOTIVE AFTERMARKET
    57,000  Compagnie Generale des Etablissements
             Michelin (B Shares)....................     1,966,671
                                                      ------------
            BUILDING PRODUCTS
    60,000  Compagnie de Saint-Gobain...............     1,761,480
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            CONSTRUCTION MATERIALS
    22,000  Lafarge S.A.............................  $  1,658,580
                                                      ------------
            FINANCIAL CONGLOMERATES
    73,684  Wendel Investissement...................     1,702,100
                                                      ------------
            MAJOR BANKS
    45,000  BNP Paribas S.A.........................     1,834,718
    38,000  Societe Generale (A Shares).............     2,214,450
                                                      ------------
                                                         4,049,168
                                                      ------------
            MULTI-LINE INSURANCE
    60,000  Assurances Generales de France..........     2,009,700
                                                      ------------
            OIL REFINING/MARKETING
    15,000  Total Fina Elf S.A......................     2,143,575
                                                      ------------
            TOTAL FRANCE............................    15,291,274
                                                      ------------
            GERMANY (5.4%)
            APPAREL/FOOTWEAR
    25,000  Adidas-Salomon AG.......................     2,160,375
                                                      ------------
            CHEMICALS: MAJOR DIVERSIFIED
    55,000  BASF AG.................................     2,083,620
    60,000  Bayer AG................................     1,288,350
                                                      ------------
                                                         3,371,970
                                                      ------------
            INDUSTRIAL CONGLOMERATES
    40,000  E. ON AG................................     1,614,900
   120,000  MAN AG..................................     1,656,900
    37,000  Siemens AG..............................     1,573,425
                                                      ------------
                                                         4,845,225
                                                      ------------
            MOTOR VEHICLES
    50,000  DaimlerChrysler AG (Registered
             Shares)................................     1,540,875
                                                      ------------
            TOTAL GERMANY...........................    11,918,445
                                                      ------------
            HONG KONG (2.7%)
            ELECTRIC UTILITIES
   400,000  CLP Holdings Ltd........................     1,610,525
                                                      ------------
            MAJOR BANKS
   150,000  HSBC Holdings PLC.......................     1,639,696
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            REAL ESTATE DEVELOPMENT
   205,000  Cheung Kong (Holdings) Ltd..............  $  1,334,037
   235,000  Sun Hung Kai Properties Ltd.............     1,392,155
                                                      ------------
                                                         2,726,192
                                                      ------------
            TOTAL HONG KONG.........................     5,976,413
                                                      ------------
            IRELAND (0.8%)
            MAJOR BANKS
   135,000  Allied Irish Banks PLC..................     1,854,090
                                                      ------------
            ITALY (3.5%)
            MAJOR BANKS
   250,000  San Paolo IMI SpA.......................     1,627,500
   550,000  UniCredito Italiano SpA.................     2,200,275
                                                      ------------
                                                         3,827,775
                                                      ------------
            MAJOR TELECOMMUNICATIONS
   385,000  Telecom Italia SpA......................     1,944,442
                                                      ------------
            WIRELESS TELECOMMUNICATIONS
   480,000  Telecom Italia Mobile SpA...............     2,026,080
                                                      ------------
            TOTAL ITALY.............................     7,798,297
                                                      ------------
            JAPAN (8.7%)
            DEPARTMENT STORES
   125,000  Marui Co., Ltd..........................     1,222,849
                                                      ------------
            ELECTRICAL PRODUCTS
   175,000  Matsushita Electric Works, Ltd..........     1,081,411
    96,000  Sumitomo Electric Industries, Ltd.......       621,519
                                                      ------------
                                                         1,702,930
                                                      ------------
            ELECTRONIC COMPONENTS
    32,000  TDK Corp................................     1,287,759
                                                      ------------
            ELECTRONIC EQUIPMENT/ INSTRUMENTS
    35,000  Canon, Inc..............................     1,317,141
    22,000  Kyocera Corp............................     1,279,845

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

   100,000  Matsushita Electric Industrial Co.,
             Ltd....................................  $    985,014
                                                      ------------
                                                         3,582,000
                                                      ------------
            ELECTRONICS/APPLIANCES
   125,000  Sharp Corp..............................     1,186,016
    32,000  Sony Corp...............................     1,336,252
                                                      ------------
                                                         2,522,268
                                                      ------------
            FINANCE/RENTAL/LEASING
    30,000  Acom Co., Ltd...........................       985,014
                                                      ------------
            MOTOR VEHICLES
    35,000  Honda Motor Co., Ltd....................     1,293,568
    55,000  Toyota Motor Corp.......................     1,477,101
                                                      ------------
                                                         2,770,669
                                                      ------------
            PHARMACEUTICALS: MAJOR
    35,500  Takeda Chemical Industries, Ltd.........     1,482,405
                                                      ------------
            PHARMACEUTICALS: OTHER
    90,000  Taisho Pharmaceutical Co., Ltd..........     1,322,192
                                                      ------------
            RECREATIONAL PRODUCTS
    11,000  Nintendo Co., Ltd.......................     1,027,025
                                                      ------------
            WIRELESS TELECOMMUNICATIONS
       700  NTT DoCoMo, Inc.........................     1,290,621
                                                      ------------
            TOTAL JAPAN.............................    19,195,732
                                                      ------------
            NETHERLANDS (4.1%)
            CHEMICALS: SPECIALTY
    50,000  DSM NV..................................     2,277,450
                                                      ------------
            FINANCIAL CONGLOMERATES
   100,000  ING Groep NV............................     1,694,700
                                                      ------------
            FOOD: MAJOR DIVERSIFIED
    32,000  Unilever NV (Shares Certificate)........     1,967,280
                                                      ------------
            INDUSTRIAL CONGLOMERATES
    87,000  Koninklijke (Royal) Philips Electronics
             NV.....................................     1,525,545
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            PUBLISHING: BOOKS/ MAGAZINES
    95,000  Wolters Kluwer NV.......................  $  1,655,850
                                                      ------------
            TOTAL NETHERLANDS.......................     9,120,825
                                                      ------------
            SINGAPORE (1.4%)
            AIRLINES
   250,000  Singapore Airlines Ltd..................     1,469,741
                                                      ------------
            MAJOR BANKS
   250,000  DBS Group Holdings Ltd..................     1,585,014
                                                      ------------
            TOTAL SINGAPORE.........................     3,054,755
                                                      ------------
            SPAIN (1.9%)
            ELECTRIC UTILITIES
   160,000  Iberdrola S.A...........................     2,242,800
                                                      ------------
            MAJOR BANKS
   275,000  Banco Santander Central Hispano, S.A....     1,888,425
                                                      ------------
            TOTAL SPAIN.............................     4,131,225
                                                      ------------
            SWEDEN (2.8%)
            ELECTRONICS/APPLIANCES
   100,000  Electrolux AB (Series B)................     1,582,115
                                                      ------------
            ENGINEERING & CONSTRUCTION
   248,000  Skanska AB (B Shares)...................     1,455,315
                                                      ------------
            INDUSTRIAL MACHINERY
    70,000  Sandvik AB (B Shares)...................     1,566,581
                                                      ------------
            REGIONAL BANKS
   350,000  Nordea AB...............................     1,546,445
                                                      ------------
            TOTAL SWEDEN............................     6,150,456
                                                      ------------
            SWITZERLAND (6.1%)
            CHEMICALS: AGRICULTURAL
     2,500  Syngenta AG.............................       144,882
                                                      ------------
            CONSTRUCTION MATERIALS
     7,800  Holcim Ltd. (B Shares)..................     1,417,360
                                                      ------------
            FINANCIAL CONGLOMERATES
    50,000  UBS AG (Registered Shares)*.............     2,432,491
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            FOOD: MAJOR DIVERSIFIED
    16,800  Nestle S.A. (Registered Shares).........  $  3,563,600
                                                      ------------
            OTHER CONSUMER SPECIALTIES
    95,200  Compagnie Financiere Richemont AG (A
             Units)++...............................     1,778,151
                                                      ------------
            PHARMACEUTICALS: MAJOR
    55,000  Novartis AG (Registered Shares).........     2,008,796
                                                      ------------
            PROPERTY - CASUALTY INSURERS
    35,000  Swiss Re (Registered Shares)............     2,298,197
                                                      ------------
            TOTAL SWITZERLAND.......................    13,643,477
                                                      ------------
            UNITED KINGDOM (11.7%)
            AEROSPACE & DEFENSE
 1,531,500  BAE Systems PLC.........................     3,059,576
                                                      ------------
            BEVERAGES: ALCOHOLIC
   150,000  Diageo PLC..............................     1,631,239
                                                      ------------
            CONSTRUCTION MATERIALS
   320,000  Hanson PLC..............................     1,422,923
                                                      ------------
            ELECTRIC UTILITIES
   195,000  United Utilities PLC....................     1,960,386
                                                      ------------
            ELECTRONIC COMPONENTS
 1,750,000  Cookson Group PLC*......................       576,290
                                                      ------------
            FINANCIAL CONGLOMERATES
   180,000  Lloyds TSB Group PLC....................     1,293,391
                                                      ------------
            HOTELS/RESORTS/CRUISELINES
   205,000  Six Continents PLC......................     1,657,983
                                                      ------------
            INTEGRATED OIL
   225,000  BP PLC..................................     1,547,864
                                                      ------------
            MAJOR BANKS
    77,000  Royal Bank of Scotland Group PLC........     1,845,934
                                                      ------------
            MISCELLANEOUS COMMERCIAL SERVICES
   547,220  Hays PLC................................       817,708
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            MOVIES/ENTERTAINMENT
   450,000  Rank Group PLC..........................  $  1,932,112
                                                      ------------
            PUBLISHING: BOOKS/ MAGAZINES
   428,600  Reed Elsevier PLC.......................     3,673,553
                                                      ------------
            STEEL
 1,690,426  Corus Group PLC*........................       742,139
                                                      ------------
            TOBACCO
   170,000  British American Tobacco PLC............     1,699,469
                                                      ------------
            WATER UTILITIES
   195,000  Severn Trent PLC........................     2,180,302
                                                      ------------
            TOTAL UNITED KINGDOM....................    26,040,869
                                                      ------------
            UNITED STATES (33.6%)
            AEROSPACE & DEFENSE
    65,000  Boeing Co...............................     2,144,350
                                                      ------------
            ALUMINUM
   164,200  Alcoa, Inc..............................     3,740,476
                                                      ------------
            CHEMICALS: MAJOR DIVERSIFIED
    80,000  Dow Chemical Co. (The)..................     2,376,000
                                                      ------------
            COMPUTER PROCESSING HARDWARE
   130,000  Hewlett-Packard Co......................     2,256,800
                                                      ------------
            DEPARTMENT STORES
    65,000  Sears, Roebuck & Co.....................     1,556,750
                                                      ------------
            DISCOUNT STORES
    67,000  Target Corp.............................     2,010,000
                                                      ------------
            ELECTRIC UTILITIES
    70,706  FirstEnergy Corp........................     2,331,177
    40,000  FPL Group, Inc..........................     2,405,200
                                                      ------------
                                                         4,736,377
                                                      ------------
            ELECTRONICS/APPLIANCES
    70,000  Eastman Kodak Co........................     2,452,800
                                                      ------------
            FINANCIAL CONGLOMERATES
    65,006  Citigroup, Inc..........................     2,287,561
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            FOOD RETAIL
    82,000  Albertson's, Inc........................  $  1,825,320
                                                      ------------
            INDUSTRIAL CONGLOMERATES
    85,000  General Electric Co.....................     2,069,750
    85,000  Honeywell International, Inc............     2,040,000
                                                      ------------
                                                         4,109,750
                                                      ------------
            INFORMATION TECHNOLOGY SERVICES
    55,500  International Business Machines Corp....     4,301,250
                                                      ------------
            INTEGRATED OIL
    29,000  ChevronTexaco Corp......................     1,927,920
    53,000  Exxon Mobil Corp........................     1,851,820
                                                      ------------
                                                         3,779,740
                                                      ------------
            MAJOR BANKS
    32,000  Bank of America Corp....................     2,226,240
    85,000  FleetBoston Financial Corp..............     2,065,500
    90,000  KeyCorp.................................     2,262,600
                                                      ------------
                                                         6,554,340
                                                      ------------
            MAJOR TELECOMMUNICATIONS
    80,000  SBC Communications, Inc.................     2,168,800
   180,000  Sprint Corp. (FON Group)................     2,606,400
    55,000  Verizon Communications Inc..............     2,131,250
                                                      ------------
                                                         6,906,450
                                                      ------------
            OIL REFINING/MARKETING
    75,000  Ashland, Inc............................     2,139,750
    95,000  Marathon Oil Corp.......................     2,022,550
                                                      ------------
                                                         4,162,300
                                                      ------------
            PACKAGED SOFTWARE
   160,000  Computer Associates International,
             Inc....................................     2,160,000
                                                      ------------
            PHARMACEUTICALS: MAJOR
    95,000  Bristol-Myers Squibb Co.................     2,199,250

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

    45,000  Merck & Co., Inc........................  $  2,547,450
    60,000  Wyeth...................................     2,244,000
                                                      ------------
                                                         6,990,700
                                                      ------------
            PROPERTY - CASUALTY INSURERS
     2,592  Travelers Property Casualty Corp.
             (Class A)*.............................        37,973
     5,326  Travelers Property Casualty Corp.
             (Class B)*.............................        78,026
                                                      ------------
                                                           115,999
                                                      ------------
            PULP & PAPER
    65,000  International Paper Co..................     2,273,050
                                                      ------------
            SAVINGS BANKS
    65,000  Washington Mutual, Inc..................     2,244,450
                                                      ------------
            TELECOMMUNICATION EQUIPMENT
   176,600  Motorola, Inc...........................     1,527,590
                                                      ------------
            TOBACCO
    50,000  Philip Morris Companies, Inc............     2,026,500
                                                      ------------
            TRUCKS/CONSTRUCTION/FARM MACHINERY
    47,000  Deere & Co..............................     2,154,950
                                                      ------------
            TOTAL UNITED STATES.....................    74,693,503
                                                      ------------
            TOTAL COMMON STOCKS
             (COST $240,295,015)....................   213,771,895
                                                      ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                VALUE

------------------------------------------------------------------

            SHORT-TERM INVESTMENT (a) (3.3%)
            U.S. GOVERNMENT AGENCY
$    7,400  Federal National Mortgage Assoc. 0.75%
             due 01/02/03
             (COST $7,399,846)......................  $  7,399,846
                                                      ------------

  TOTAL INVESTMENTS
   (COST $247,694,861) (b)................    99.6%  221,171,741
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.4       831,949
                                            ------  ------------
  NET ASSETS..............................   100.0% $222,003,690
                                            ======  ============

---------------------

 *    NON-INCOME PRODUCING SECURITY.
 ++ CONSISTS OF ONE OR MORE CLASS OF SECURITIES TRADED TOGETHER AS A UNIT; STOCKS WITH ATTACHED WARRANTS.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $21,071,043 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $47,594,163, RESULTING IN NET UNREALIZED DEPRECIATION OF $26,523,120.

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2002
                               IN                           UNREALIZED
     CONTRACTS              EXCHANGE          DELIVERY     APPRECIATION
     TO DELIVER               FOR               DATE      (DEPRECIATION)

-------------------------------------------------------------------------

$             33,744  GBP           21,057    01/02/03            $181
$             48,354  GBP           29,992    01/03/03             (33)
                                                             ---------
      Net unrealized appreciation.........                        $148
                                                             =========

 CURRENCY ABBREVIATION:
 GBP  British Pound.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Dividend Growth SUMMARY OF INVESTMENTS / / DECEMBER 31, 2002

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Aerospace & Defense.....................  $  5,203,926       2.3%
Airlines................................     1,469,741       0.7
Aluminum................................     3,740,476       1.7
Apparel/Footwear........................     2,160,375       1.0
Automotive Aftermarket..................     1,966,671       0.9
Beverages: Alcoholic....................     1,631,239       0.7
Building Products.......................     1,761,480       0.8
Chemicals: Agricultural.................       144,882       0.1
Chemicals: Major Diversified............     5,747,970       2.6
Chemicals: Specialty....................     2,277,450       1.0
Computer Processing Hardware............     2,256,800       1.0
Construction Materials..................     4,498,864       2.0
Containers/Packaging....................     1,828,695       0.8
Department Stores.......................     2,779,599       1.3
Discount Stores.........................     2,010,000       0.9
Electric Utilities......................    10,550,088       4.7
Electrical Products.....................     1,702,930       0.8
Electronic Components...................     1,864,049       0.8
Electronic Equipment/ Instruments.......     3,582,000       1.6
Electronics/Appliances..................     6,557,183       3.0
Engineering & Construction..............     1,455,315       0.7
Finance/Rental/Leasing..................       985,014       0.4
Financial Conglomerates.................    12,876,781       5.8
Food Retail.............................     1,825,320       0.8
Food: Major Diversified.................     5,530,880       2.5
Hotels/Resorts/Cruiselines..............     1,657,983       0.7
Industrial Conglomerates................    10,480,520       4.7
Industrial Machinery....................     1,566,581       0.7
Information Technology Services.........     5,529,750       2.5
Integrated Oil..........................     5,327,604       2.4
Major Banks.............................    28,445,452      12.8
Major Telecommunications................     8,850,892       4.0
Miscellaneous Commercial Services.......       817,708       0.4

                                                        PERCENT OF
INDUSTRY                                     VALUE      NET ASSETS

------------------------------------------------------------------

Motor Vehicles..........................  $  4,311,544       1.9%
Movies/Entertainment....................     1,932,112       0.9
Multi-Line Insurance....................     2,009,700       0.9
Oil & Gas Pipelines.....................     1,489,481       0.7
Oil & Gas Production....................     1,688,309       0.8
Oil Refining/Marketing..................     6,305,875       2.8
Other Consumer Specialties..............     1,778,151       0.8
Packaged Software.......................     2,160,000       1.0
Pharmaceuticals: Major..................    10,481,901       4.7
Pharmaceuticals: Other..................     1,322,192       0.6
Property - Casualty Insurers............     2,414,196       1.1
Publishing: Books/Magazines.............     5,329,403       2.4
Pulp & Paper............................     2,273,050       1.0
Real Estate Development.................     2,726,192       1.2
Recreational Products...................     1,027,025       0.5
Regional Banks..........................     1,546,445       0.7
Savings Banks...........................     2,244,450       1.0
Steel...................................       742,139       0.3
Telecommunication Equipment.............     1,527,590       0.7
Tobacco.................................     3,725,969       1.7
Trucks/Construction/Farm Machinery......     2,154,950       1.0
U.S. Government Agency..................     7,399,846       3.3
Water Utilities.........................     2,180,302       1.0
Wireless Telecommunications.............     3,316,701       1.5
                                          ------------   -------
                                          $221,171,741      99.6%
                                          ============   =======

TYPE OF INVESTMENT

------------------------------------------------------------------

Common Stocks...........................  $213,771,895      96.3%
Short-Term Investment...................     7,399,846       3.3
                                          ------------   -------
                                          $221,171,741      99.6%
                                          ============   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            COMMON STOCKS (95.3%)
            FINLAND (5.0%)
            MULTI-LINE INSURANCE
   182,582  Sampo Oyj (A Shares)....................  $  1,389,905
                                                      ------------
            TELECOMMUNICATION EQUIPMENT
   587,355  Nokia Oyj...............................     9,343,350
                                                      ------------
            TOTAL FINLAND...........................    10,733,255
                                                      ------------
            FRANCE (12.4%)
            ADVERTISING/MARKETING SERVICES
     3,390  JC Decaux S.A.*.........................        40,934
                                                      ------------
            APPAREL/FOOTWEAR
    35,850  LVMH (Louis Vuitton Moet Hennessy)......     1,473,704
                                                      ------------
            HOUSEHOLD/PERSONAL CARE
    22,233  L'Oreal S.A.............................     1,693,655
                                                      ------------
            MAJOR BANKS
    61,036  BNP Paribas S.A.........................     2,488,529
                                                      ------------
            OIL REFINING/MARKETING
    59,917  Total Fina Elf S.A......................     8,562,439
                                                      ------------
            PHARMACEUTICALS: MAJOR
   161,898  Aventis S.A.............................     8,805,632
    39,275  Sanofi-Synthelabo S.A...................     2,402,157
                                                      ------------
                                                        11,207,789
                                                      ------------
            TELECOMMUNICATION EQUIPMENT
   307,094  Alcatel S.A.............................     1,347,836
                                                      ------------
            TOTAL FRANCE............................    26,814,886
                                                      ------------
            GERMANY (2.5%)
            MAJOR BANKS
    70,642  Deutsche Bank AG (Registered Shares)....     3,256,243
                                                      ------------
            MULTI-LINE INSURANCE
     9,971  Muenchener Rueckver AG (Registered
             Shares)................................     1,193,529
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            PHARMACEUTICALS: MAJOR
    21,926  Schering AG.............................  $    954,274
                                                      ------------
            TOTAL GERMANY...........................     5,404,046
                                                      ------------
            ITALY (5.4%)
            BROADCASTING
   215,294  Mediaset SpA............................     1,641,186
                                                      ------------
            CONSUMER SUNDRIES
   180,075  Luxottica Group SpA (ADR)...............     2,458,024
                                                      ------------
            INTEGRATED OIL
   197,126  ENI SpA.................................     3,135,782
                                                      ------------
            MAJOR BANKS
   601,283  UniCredito Italiano SpA.................     2,405,433
                                                      ------------
            MAJOR TELECOMMUNICATIONS
   267,718  Telecom Italia SpA......................     2,032,381
                                                      ------------
            TOTAL ITALY.............................    11,672,806
                                                      ------------
            NETHERLANDS (10.6%)
            APPAREL/FOOTWEAR
    12,579  Gucci Group NV..........................     1,155,035
                                                      ------------
            BEVERAGES: ALCOHOLIC
    89,076  Heineken NV.............................     3,479,309
                                                      ------------
            FINANCIAL CONGLOMERATES
   188,017  ING Groep NV............................     3,186,324
                                                      ------------
            INDUSTRIAL CONGLOMERATES
   217,976  Koninklijke (Royal) Philips Electronics
             NV.....................................     3,822,209
                                                      ------------
            INTEGRATED OIL
   202,734  Royal Dutch Petroleum Co................     8,929,926
                                                      ------------
            MAJOR TELECOMMUNICATIONS
   330,805  Koninklijke (Royal) KPN NV*.............     2,153,540
                                                      ------------
            TOTAL NETHERLANDS.......................    22,726,343
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            PORTUGAL (0.8%)
            MAJOR TELECOMMUNICATIONS
   255,220  Portugal Telecom, SGPS, S.A. (Registered
             Shares)................................  $  1,755,276
                                                      ------------
            SPAIN (3.4%)
            GAS DISTRIBUTORS
    89,983  Gas Natural SDG, S.A....................     1,707,292
                                                      ------------
            MAJOR TELECOMMUNICATIONS
   431,704  Telefonica S.A.*........................     3,866,557
                                                      ------------
            MISCELLANEOUS COMMERCIAL SERVICES
   434,352  Amadeus Global Travel Distribution S.A.
             (A Shares).............................     1,792,354
                                                      ------------
            TOTAL SPAIN.............................     7,366,203
                                                      ------------
            SWEDEN (1.5%)
            INDUSTRIAL MACHINERY
   175,260  Assa Abloy AB (Series B)................     2,006,509
                                                      ------------
            MISCELLANEOUS COMMERCIAL SERVICES
   106,256  Securitas AB (B Shares).................     1,271,517
                                                      ------------
            TOTAL SWEDEN............................     3,278,026
                                                      ------------
            SWITZERLAND (15.3%)
            CHEMICALS: AGRICULTURAL
    48,123  Syngenta AG.............................     2,788,856
                                                      ------------
            ELECTRICAL PRODUCTS
     5,582  Kaba Holding AG (Registered B Shares)...     1,038,568
                                                      ------------
            FINANCIAL CONGLOMERATES
   121,416  UBS AG (Registered Shares)*.............     5,906,867
                                                      ------------
            FOOD: MAJOR DIVERSIFIED
    48,559  Nestle S.A. (Registered Shares)*........    10,300,287
                                                      ------------

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            MAJOR BANKS
    51,973  Credit Suisse Group*....................  $  1,128,784
                                                      ------------
            PERSONNEL SERVICES
    40,534  Adecco S.A. (Registered Shares).........     1,590,489
                                                      ------------
            PHARMACEUTICALS: MAJOR
   278,970  Novartis AG (Registered Shares).........    10,188,979
                                                      ------------
            TOTAL SWITZERLAND.......................    32,942,830
                                                      ------------
            UNITED KINGDOM (38.4%)
            ADVERTISING/MARKETING SERVICES
   416,996  WPP Group PLC...........................     3,187,797
                                                      ------------
            BEVERAGES: ALCOHOLIC
   531,767  Allied Domecq PLC.......................     3,401,217
   207,039  Diageo PLC..............................     2,251,534
                                                      ------------
                                                         5,652,751
                                                      ------------
            ELECTRONICS/APPLIANCE STORES
   565,933  HMV Group PLC*..........................     1,085,012
                                                      ------------
            FINANCIAL CONGLOMERATES
   711,665  Lloyds TSB Group PLC....................     5,113,673
                                                      ------------
            FOOD DISTRIBUTORS
   504,557  Compass Group PLC.......................     2,682,543
                                                      ------------
            FOOD: SPECIALTY/CANDY
   575,653  Cadbury Schweppes PLC...................     3,589,172
                                                      ------------
            INTEGRATED OIL
   605,765  BP PLC..................................     4,167,298
   476,367  Shell Transport & Trading Co. PLC.......     3,138,972
                                                      ------------
                                                         7,306,270
                                                      ------------
            INVESTMENT MANAGERS
   347,398  Amvescap PLC............................     2,227,578
                                                      ------------
            MAJOR BANKS
   761,917  Barclays PLC............................     4,725,969
   502,289  HSBC Holdings PLC.......................     5,555,418
                                                      ------------
                                                        10,281,387
                                                      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
  SHARES                                                 VALUE

------------------------------------------------------------------

            MISCELLANEOUS COMMERCIAL SERVICES
 1,979,679  Hays PLC................................  $  2,958,225
 1,179,634  Rentokil Initial PLC....................     4,181,118
                                                      ------------
                                                         7,139,343
                                                      ------------
            MULTI-LINE INSURANCE
    87,645  Aviva PLC...............................       625,538
                                                      ------------
            PHARMACEUTICALS: MAJOR
   109,791  AstraZeneca PLC.........................     3,926,831
   735,831  GlaxoSmithKline PLC.....................    14,131,128
                                                      ------------
                                                        18,057,959
                                                      ------------
            PUBLISHING: BOOKS/ MAGAZINES
   337,891  Reed Elsevier PLC.......................     2,896,081
                                                      ------------
            TOBACCO
   166,585  British American Tobacco PLC............     1,665,329
                                                      ------------
            WIRELESS TELECOMMUNICATIONS
 6,067,931  Vodafone Group PLC......................    11,071,369
                                                      ------------
            TOTAL UNITED KINGDOM....................    82,581,802
                                                      ------------
            TOTAL COMMON STOCKS
             ($201,873,794).........................   205,275,473
                                                      ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                VALUE

------------------------------------------------------------------

            SHORT-TERM INVESTMENT (a) (4.3%)
            U.S. GOVERNMENT AGENCY
$    9,200  Federal National Mortgage Assoc. 0.75%
             due 01/02/03
             (COST $9,199,808)......................  $  9,199,808
                                                      ------------

  TOTAL INVESTMENTS
   (COST $211,073,602) (b)................    99.6%  214,475,281
  OTHER ASSETS IN EXCESS OF LIABILITIES...     0.4       810,274
                                            ------  ------------
  NET ASSETS..............................   100.0% $215,285,555
                                            ======  ============

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $229,913,329. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $457,453 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $15,895,501, RESULTING IN NET UNREALIZED DEPRECIATION OF $15,438,048.

FORWARD FOREIGN CURRENCY CONTRACT OPEN AT DECEMBER 31, 2002:
                               IN
      CONTRACT              EXCHANGE          DELIVERY      UNREALIZED
     TO DELIVER               FOR               DATE       DEPRECIATION

-------------------------------------------------------------------------

CHF           21,809  $             15,407    01/03/03         $(381)

 CURRENCY ABBREVIATION:
 CHF  Swiss Franc.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - European Growth
SUMMARY OF INVESTMENTS / / DECEMBER 31, 2002

                                              PERCENT OF
INDUSTRY                           VALUE      NET ASSETS

--------------------------------------------------------

Advertising/Marketing
 Services.....................  $  3,228,731       1.5%
Apparel/Footwear..............     2,628,739       1.2
Beverages: Alcoholic..........     9,132,060       4.2
Broadcasting..................     1,641,186       0.8
Chemicals: Agricultural.......     2,788,856       1.3
Consumer Sundries.............     2,458,024       1.1
Electrical Products...........     1,038,568       0.5
Electronics/Appliance Stores..     1,085,012       0.5
Financial Conglomerates.......    14,206,864       6.6
Food Distributors.............     2,682,543       1.2
Food: Major Diversified.......    10,300,287       4.8
Food: Specialty/Candy.........     3,589,172       1.7
Gas Distributors..............     1,707,292       0.8
Household/Personal Care.......     1,693,655       0.8
Industrial Conglomerates......     3,822,209       1.8
Industrial Machinery..........     2,006,509       0.9
Integrated Oil................    19,371,978       9.0
Investment Managers...........     2,227,578       1.0
Major Banks...................    19,560,376       9.1
Major Telecommunications......     9,807,754       4.6
Miscellaneous Commercial
 Services.....................    10,203,214       4.7

                                              PERCENT OF
INDUSTRY                           VALUE      NET ASSETS

--------------------------------------------------------

Multi-Line Insurance..........  $  3,208,972       1.5%
Oil Refining/Marketing........     8,562,439       4.0
Personnel Services............     1,590,489       0.7
Pharmaceuticals: Major........    40,409,001      18.8
Publishing: Books/Magazines...     2,896,081       1.3
Telecommunication Equipment...    10,691,186       5.0
Tobacco.......................     1,665,329       0.8
U.S. Government Agency........     9,199,808       4.3
Wireless Telecommunications...    11,071,369       5.1
                                ------------   -------
                                $214,475,281      99.6%
                                ============   =======

TYPE OF INVESTMENT

--------------------------------------------------------

Common Stocks.................  $205,275,473      95.3%
Short-Term Investment.........     9,199,808       4.3
                                ------------   -------
                                $214,475,281      99.6%
                                ============   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

--------------------------------------------------------------------------

           COMMON AND PREFERRED STOCKS (101.8%)
           AUSTRALIA (7.3%)
           AIRLINES
  86,963   Qantas Airways Ltd................................  $   186,818
                                                               -----------
           BEVERAGES: ALCOHOLIC
  36,550   Foster's Group Ltd................................       92,254
                                                               -----------
           FINANCIAL CONGLOMERATES
   4,000   Macquarie Bank Ltd................................       52,949
                                                               -----------
           MAJOR BANKS
  18,750   Australia & New Zealand Banking Group Ltd.........      182,468
  11,650   Commonwealth Bank of Australia....................      176,431
                                                               -----------
                                                                   358,899
                                                               -----------
           MEDIA CONGLOMERATES
  30,950   News Corp., Ltd. (The)............................      199,291
                                                               -----------
           MISCELLANEOUS COMMERCIAL SERVICES
  17,376   Brambles Industries Ltd...........................       45,807
                                                               -----------
           OTHER METALS/MINERALS
  44,746   BHP Billiton Ltd..................................      254,745
 146,400   M.I.M. Holdings Ltd...............................      123,995
  13,600   Rio Tinto Ltd.....................................      258,979
                                                               -----------
                                                                   637,719
                                                               -----------
           PROPERTY - CASUALTY INSURERS
  17,250   QBE Insurance Group Ltd...........................       78,855
                                                               -----------
           TOTAL AUSTRALIA...................................    1,652,592
                                                               -----------
           CHINA (0.7%)
           ELECTRIC UTILITIES
 190,000   Huaneng Power International, Inc. (Class H).......      152,269
                                                               -----------
           HONG KONG (11.0%)
           AIRLINES
  54,000   Cathay Pacific Airways, Ltd.......................       73,743
                                                               -----------
           APPAREL/FOOTWEAR RETAIL
  50,000   Esprit Holdings Ltd...............................       84,309
 144,000   Giordano International Ltd........................       56,317
                                                               -----------
                                                                   140,626
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           BROADCASTING
  19,000   Television Broadcasts Ltd.........................  $    59,933
                                                               -----------
           COAL
 142,000   Yanzhou Coal Mining Co., Ltd. (Class H)...........       56,445
                                                               -----------
           INDUSTRIAL CONGLOMERATES
  32,900   Hutchison Whampoa Ltd.............................      205,870
  29,000   Swire Pacific Ltd. (Class A)......................      110,813
                                                               -----------
                                                                   316,683
                                                               -----------
           INVESTMENT BANKS/BROKERS
  46,000   Hong Kong Exchanges & Clearing Ltd................       57,805
                                                               -----------
           MISCELLANEOUS MANUFACTURING
 171,400   Johnson Electric Holdings Ltd.....................      187,912
                                                               -----------
           OIL & GAS PRODUCTION
 122,000   CNOOC Ltd.........................................      158,783
                                                               -----------
           REAL ESTATE DEVELOPMENT
  35,000   Cheung Kong (Holdings) Ltd........................      227,762
  62,000   Henderson Land Development Co., Ltd...............      186,031
  46,100   Sun Hung Kai Properties Ltd.......................      273,099
  53,000   Wharf (Holdings) Ltd. (The).......................       99,901
                                                               -----------
                                                                   786,793
                                                               -----------
           TEXTILES
  85,000   Texwinca Holdings Ltd.............................       63,216
                                                               -----------
           TOOLS/HARDWARE
  82,000   Techtronic Industries Co., Ltd....................       77,808
                                                               -----------
           WHOLESALE DISTRIBUTORS
 131,600   Li & Fung Ltd.....................................      124,872
                                                               -----------
           WIRELESS TELECOMMUNICATIONS
 146,200   China Mobile Ltd.*................................      347,752
  40,500   SmarTone Telecommunications Holdings Ltd..........       45,181
                                                               -----------
                                                                   392,933
                                                               -----------
           TOTAL HONG KONG...................................    2,497,552
                                                               -----------
           INDIA (3.0%)
           ALUMINUM
   7,000   Hindalco Industries Ltd...........................       85,509
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           ELECTRICAL PRODUCTS
  19,200   Bharat Heavy Electricals Ltd......................  $    69,040
                                                               -----------
           INFORMATION TECHNOLOGY SERVICES
   2,200   Infosys Technologies Ltd..........................      218,678
                                                               -----------
           MOTOR VEHICLES
  17,500   Hero Honda Motors Ltd.............................       98,948
                                                               -----------
           OIL REFINING/MARKETING
   8,000   Hindustan Petroleum Corp., Ltd....................       47,992
                                                               -----------
           PHARMACEUTICALS: OTHER
   7,200   Ranbaxy Laboratories Ltd..........................       88,987
                                                               -----------
           TOBACCO
   5,000   ITC Ltd...........................................       68,792
                                                               -----------
           TOTAL INDIA.......................................      677,946
                                                               -----------
           INDONESIA (0.0%)
           INVESTMENT TRUSTS/MUTUAL FUNDS
 500,000   Batavia Investment Fund Ltd.*.....................            0
                                                               -----------
           JAPAN (54.8%)
           AUTO PARTS: O.E.M.
  17,000   NIFCO Inc.........................................      184,627
                                                               -----------
           BUILDING PRODUCTS
  35,000   Sanwa Shutter Corp................................       94,292
                                                               -----------
           CHEMICALS: MAJOR DIVERSIFIED
 101,000   Mitsubishi Chemical Corp.*........................      201,524
                                                               -----------
           CHEMICALS: SPECIALTY
  67,000   Daicel Chemical Industries, Ltd...................      188,963
  84,000   Denki Kagaku Kogyo Kabushiki Kaisha...............      183,162
  44,000   Kaneka Corp.......................................      235,225
  28,000   Shin-Etsu Polymer Co., Ltd........................      117,629
                                                               -----------
                                                                   724,979
                                                               -----------
           COMMERCIAL PRINTING/FORMS
  17,000   Dai Nippon Printing Co., Ltd......................      187,919
   7,000   Nissha Printing Co., Ltd..........................       44,081
                                                               -----------
                                                                   232,000
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           COMPUTER PERIPHERALS
  19,500   Mitsumi Electric Co., Ltd.........................  $   177,467
                                                               -----------
           COMPUTER PROCESSING HARDWARE
  54,000   Fujitsu Ltd.......................................      154,117
                                                               -----------
           ELECTRIC UTILITIES
  13,200   Tokyo Electric Power Co., Inc.....................      250,598
                                                               -----------
           ELECTRICAL PRODUCTS
  10,000   Furukawa Electric Co..............................       20,963
                                                               -----------
           ELECTRONIC COMPONENTS
   6,100   TDK Corp..........................................      245,479
                                                               -----------
           ELECTRONIC DISTRIBUTORS
  10,900   Ryosan Co., Ltd...................................      109,477
                                                               -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS
  10,000   Canon, Inc........................................      376,326
  35,000   Casio Computer Co., Ltd...........................      194,772
   4,300   Kyocera Corp......................................      250,152
  33,000   Matsushita Electric Industrial Co., Ltd...........      325,055
  49,000   NEC Corp..........................................      183,162
  23,000   Ricoh Co., Ltd....................................      377,008
 103,000   Toshiba Corp.*....................................      322,580
                                                               -----------
                                                                 2,029,055
                                                               -----------
           ELECTRONICS/APPLIANCES
  11,000   Fuji Photo Film Co., Ltd..........................      358,394
   5,200   Rinnai Corp.......................................      118,421
   8,300   Sony Corp.........................................      346,590
                                                               -----------
                                                                   823,405
                                                               -----------
           ENGINEERING & CONSTRUCTION
  13,000   Kyudenko Corp.....................................       48,375
  57,000   Obayashi Corp.....................................      126,688
   7,000   Sanki Engineering Co., Ltd........................       33,533
                                                               -----------
                                                                   208,596
                                                               -----------
           FINANCE/RENTAL/LEASING
  20,700   Hitachi Capital Corp..............................      247,814
                                                               -----------
           FOOD RETAIL
  11,500   FamilyMart Co., Ltd...............................      225,101
                                                               -----------
           FOOD: MEAT/FISH/DAIRY
  16,000   Nippon Meat Packers, Inc..........................      159,623
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           FOOD: SPECIALTY/CANDY
  10,800   House Foods Corp..................................  $   101,926
                                                               -----------
           HOME BUILDING
  43,000   Sekisui Chemical Co., Ltd.........................      111,138
  26,000   Sekisui House, Ltd................................      183,869
                                                               -----------
                                                                   295,007
                                                               -----------
           HOME FURNISHINGS
     100   Sangetsu Co., Ltd.................................        1,642
                                                               -----------
           INDUSTRIAL CONGLOMERATES
  58,000   Hitachi Ltd.......................................      222,175
                                                               -----------
           INDUSTRIAL MACHINERY
  45,000   Amada Co., Ltd....................................      122,748
  49,000   Daifuku Co., Ltd..................................      146,860
  20,000   Daikin Industries Ltd.............................      316,552
   2,600   Fuji Machine Manufacturing Co., Ltd...............       24,516
  18,000   Fujitec Co., Ltd..................................       93,652
 104,000   Mitsubishi Heavy Industries, Ltd..................      253,915
  65,000   Tsubakimoto Chain Co..............................      153,772
                                                               -----------
                                                                 1,112,015
                                                               -----------
           INDUSTRIAL SPECIALTIES
  13,000   Lintec Corp.......................................      101,894
  25,000   Toyo Ink Manufacturing Co., Ltd...................       67,562
                                                               -----------
                                                                   169,456
                                                               -----------
           MAJOR TELECOMMUNICATIONS
      66   Nippon Telegraph & Telephone Corp.................      239,485
                                                               -----------
           MARINE SHIPPING
  14,000   Mitsubishi Logistics Corp.........................       68,244
                                                               -----------
           METAL FABRICATIONS
  46,000   Minebea Co., Ltd..................................      159,943
                                                               -----------
           MISCELLANEOUS MANUFACTURING
  22,900   Kurita Water Industries Ltd.......................      230,388
                                                               -----------
           MOTOR VEHICLES
  53,000   Nissan Motor Co., Ltd.............................      413,184
  25,000   Suzuki Motor Corp.................................      271,510
  14,500   Toyota Motor Corp.................................      389,417
                                                               -----------
                                                                 1,074,111
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           MOVIES/ENTERTAINMENT
   8,900   TOHO Co., Ltd.....................................  $    85,343
                                                               -----------
           PHARMACEUTICALS: MAJOR
  22,100   Sankyo Co., Ltd...................................      277,041
                                                               -----------
           PHARMACEUTICALS: OTHER
   8,000   Ono Pharmaceutical Co., Ltd.......................      241,792
  12,500   Yamanouchi Pharmaceutical Co., Ltd................      362,014
                                                               -----------
                                                                   603,806
                                                               -----------
           RAILROADS
      57   East Japan Railway Co.............................      282,649
                                                               -----------
           REAL ESTATE DEVELOPMENT
  35,000   Mitsubishi Estate Co., Ltd........................      266,375
                                                               -----------
           RECREATIONAL PRODUCTS
   3,600   Nintendo Co., Ltd.................................      336,117
  24,100   Yamaha Corp.......................................      222,577
                                                               -----------
                                                                   558,694
                                                               -----------
           SEMICONDUCTORS
   1,300   Rohm Co. Ltd......................................      165,373
                                                               -----------
           TEXTILES
  26,000   Nisshinbo Industries, Inc.........................       90,183
                                                               -----------
           WHOLESALE DISTRIBUTORS
   5,000   Hitachi High-Technologies Corp....................       62,047
  43,000   Mitsubishi Corp...................................      262,460
  13,000   Nagase & Co., Ltd.................................       58,225
                                                               -----------
                                                                   382,732
                                                               -----------
           TOTAL JAPAN.......................................   12,475,705
                                                               -----------
           SINGAPORE (4.4%)
           AIRLINES
  39,000   Singapore Airlines Ltd............................      229,280
                                                               -----------
           ELECTRONIC COMPONENTS
  14,600   Venture Corp., Ltd................................      116,968
                                                               -----------
           ENGINEERING & CONSTRUCTION
 136,000   SembCorp Industries Ltd...........................       61,533
                                                               -----------
           FINANCIAL CONGLOMERATES
  29,000   Keppel Corp., Ltd.................................       61,844
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           MAJOR BANKS
  25,182   DBS Group Holdings Ltd............................  $   159,655
                                                               -----------
           MARINE SHIPPING
 125,000   Neptune Orient Lines Ltd.*........................       66,283
                                                               -----------
           OTHER TRANSPORTATION
  70,000   SembCorp Logistics Ltd............................       63,343
                                                               -----------
           REAL ESTATE DEVELOPMENT
  92,000   Capitaland Ltd....................................       58,859
  22,400   City Developments Ltd.............................       53,708
                                                               -----------
                                                                   112,567
                                                               -----------
           REGIONAL BANKS
  19,362   United Overseas Bank Ltd..........................      131,684
                                                               -----------
           TOTAL SINGAPORE...................................    1,003,157
                                                               -----------
           SOUTH KOREA (11.8%)
           CHEMICALS: SPECIALTY
   2,130   LG Chemical Ltd.*.................................       72,897
                                                               -----------
           ELECTRONICS/APPLIANCES
   2,670   Humax Co., Ltd.*..................................       32,748
   2,903   LG Electronics Inc.*..............................      101,066
                                                               -----------
                                                                   133,814
                                                               -----------
           FOOD: SPECIALTY/CANDY
     990   Tong Yang Confectionery Corp.*....................       48,403
                                                               -----------
           INDUSTRIAL MACHINERY
  10,400   Hyundai Mobis*....................................      191,115
                                                               -----------
           INTERNET RETAIL
   1,358   CJ Home Shopping Co. Ltd.*........................       48,422
                                                               -----------
           INVESTMENT BANKS/BROKERS
   3,390   Daishin Securities Co.............................       40,864
   4,510   LG Investment & Securities Co.....................       50,563
   3,410   Samsung Securities Co., Ltd.*.....................       82,354
   6,260   Seoul Securities Co., Ltd.........................       22,374
                                                               -----------
                                                                   196,155
                                                               -----------
           MOTOR VEHICLES
     530   Hyundai Motor Co., Ltd.*..........................       12,398
   5,510   Hyundai Motor Co., Ltd. (Pref.)*..................       64,561
                                                               -----------
                                                                    76,959
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           REGIONAL BANKS
  11,030   Shinhan Financial Group Co., Ltd.*................  $   115,293
                                                               -----------
           SEMICONDUCTORS
   3,707   Samsung Electronics Co., Ltd......................      981,200
   1,570   Samsung Electronics Co., Ltd. (Pref.).............      198,516
                                                               -----------
                                                                 1,179,716
                                                               -----------
           SPECIALTY STORES
     460   Shinsegae Co., Ltd.*..............................       57,970
                                                               -----------
           STEEL
   1,690   POSCO.............................................      168,103
                                                               -----------
           WIRELESS TELECOMMUNICATIONS
   2,100   SK Telecom Co., Ltd.*.............................      405,378
                                                               -----------
           TOTAL SOUTH KOREA.................................    2,694,225
                                                               -----------
           TAIWAN (8.0%)
           AIRLINES
 242,776   EVA Airways Corp.*................................      102,498
                                                               -----------
           CHEMICALS: MAJOR DIVERSIFIED
  30,279   Formosa Chemicals & Fibre Corp....................       32,111
                                                               -----------
           CHEMICALS: SPECIALTY
  50,000   Formosa Plastic Corp..............................       65,706
                                                               -----------
           COMPUTER COMMUNICATIONS
  86,725   Accton Technology Corp.*..........................       88,724
                                                               -----------
           COMPUTER PERIPHERALS
  38,000   Hon Hai Precison Industry Co., Ltd................      131,412
  11,000   Quanta Storage, Inc.*.............................       73,862
                                                               -----------
                                                                   205,274
                                                               -----------
           COMPUTER PROCESSING HARDWARE
  29,500   Asustek Computer, Inc.............................       51,859
  37,000   Quanta Computer Inc...............................       60,778
                                                               -----------
                                                                   112,637
                                                               -----------
           ELECTRICAL PRODUCTS
  80,000   Phoenixtec Power Co., Ltd.........................       60,634
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           ELECTRONIC PRODUCTION EQUIPMENT
   6,860   ASE Test Ltd.*....................................  $    27,440
                                                               -----------
           ELECTRONICS/APPLIANCE STORES
   7,800   Largan Precision Co., Ltd.........................       43,608
                                                               -----------
           ELECTRONICS/APPLIANCES
  55,000   Premier Image Technology Corp.....................       84,798
                                                               -----------
           ENGINEERING & CONSTRUCTION
  49,000   CTCI Corp.........................................       26,124
                                                               -----------
           FINANCIAL CONGLOMERATES
  70,000   Cathay Financial Holding Co.......................       74,438
 223,000   Taishin Financial Holdings Co., Ltd.*.............      114,392
                                                               -----------
                                                                   188,830
                                                               -----------
           INVESTMENT BANKS/BROKERS
 125,000   Polaris Securities Co.*...........................       43,588
                                                               -----------
           REGIONAL BANKS
 280,530   Chinatrust Financial Holding Co., Ltd.*...........      228,789
 418,267   SinoPac Holdings Co.*.............................      175,383
                                                               -----------
                                                                   404,172
                                                               -----------
           SEMICONDUCTORS
  38,200   Novatek Microelectronics Corp., Ltd...............       72,107
  77,915   Siliconware Precision Industries Co.*.............       37,947

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

 172,700   Taiwan Semiconductor Manufacturing Co. Ltd.*......  $   212,018
  37,267   United Microelectronics Corp.*....................       22,661
                                                               -----------
                                                                   344,733
                                                               -----------
           TOTAL TAIWAN......................................    1,830,877
                                                               -----------
           THAILAND (0.8%)
           MAJOR BANKS
 104,600   Thai Farmers Bank PCL*............................       72,673
                                                               -----------
           REGIONAL BANKS
  79,000   Bangkok Bank PCL*.................................      109,773
                                                               -----------
           TOTAL THAILAND....................................      182,446
                                                               -----------

  TOTAL INVESTMENTS
   (COST $23,606,908) (a)...........................   101.8%  23,166,769
  LIABILITIES IN EXCESS OF OTHER ASSETS.............    (1.8)    (406,278)
                                                      ------  -----------
  NET ASSETS........................................   100.0% $22,760,491
                                                      ======  ===========

---------------------

 *    NON-INCOME PRODUCING SECURITY.
 (a) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $32,197,269. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,030,846 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $10,061,346, RESULTING IN NET UNREALIZED DEPRECIATION OF $9,030,500.

 FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2002:
                             IN
     CONTRACTS            EXCHANGE         DELIVERY      UNREALIZED
    TO DELIVER              FOR              DATE       APPRECIATION

 -------------------------------------------------------------------

    $29,326              HKD 228,710      01/02/03           --
    $47,960              HKD 374,031      01/03/03           --

 CURRENCY ABBREVIATION:
 HKD  Hong Kong dollar.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Pacific Growth
SUMMARY OF INVESTMENTS / / DECEMBER 31, 2002

                                                                 PERCENT OF
INDUSTRY                                               VALUE     NET ASSETS

---------------------------------------------------------------------------

Airlines..........................................  $   592,339       2.6%
Aluminum..........................................       85,509       0.4
Apparel/Footwear Retail...........................      140,626       0.6
Auto Parts: O.E.M.................................      184,627       0.8
Beverages: Alcoholic..............................       92,254       0.4
Broadcasting......................................       59,933       0.3
Building Products.................................       94,292       0.4
Chemicals: Major Diversified......................      233,635       1.0
Chemicals: Specialty..............................      863,582       3.9
Coal..............................................       56,445       0.2
Commercial Printing/Forms.........................      232,000       1.0
Computer Communications...........................       88,724       0.4
Computer Peripherals..............................      382,741       1.7
Computer Processing Hardware......................      266,754       1.2
Electric Utilities................................      402,867       1.8
Electrical Products...............................      150,637       0.7
Electronic Components.............................      362,447       1.6
Electronic Distributors...........................      109,477       0.5
Electronic Equipment/ Instruments.................    2,029,055       8.9
Electronic Production Equipment...................       27,440       0.1
Electronics/Appliance Stores......................       43,608       0.2
Electronics/Appliances............................    1,042,017       4.6
Engineering & Construction........................      296,253       1.3
Finance/Rental/Leasing............................      247,814       1.1
Financial Conglomerates...........................      303,623       1.3
Food Retail.......................................      225,101       1.0
Food: Meat/Fish/Dairy.............................      159,623       0.7
Food: Specialty/Candy.............................      150,329       0.7
Home Building.....................................      295,007       1.3
Home Furnishings..................................        1,642       0.0
Industrial Conglomerates..........................      538,858       2.4
Industrial Machinery..............................    1,303,130       5.7
Industrial Specialties............................      169,456       0.7
Information Technology Services...................      218,678       1.0
Internet Retail...................................       48,422       0.2

                                                                 PERCENT OF
INDUSTRY                                               VALUE     NET ASSETS

---------------------------------------------------------------------------

Investment Banks/Brokers..........................  $   297,548       1.3%
Major Banks.......................................      591,227       2.6
Major Telecommunications..........................      239,485       1.1
Marine Shipping...................................      134,527       0.6
Media Conglomerates...............................      199,291       0.9
Metal Fabrications................................      159,943       0.7
Miscellaneous Commercial Services.................       45,807       0.2
Miscellaneous Manufacturing.......................      418,300       1.8
Motor Vehicles....................................    1,250,018       5.5
Movies/Entertainment..............................       85,343       0.4
Oil & Gas Production..............................      158,783       0.7
Oil Refining/Marketing............................       47,992       0.2
Other Metals/Minerals.............................      637,719       2.8
Other Transportation..............................       63,343       0.3
Pharmaceuticals: Major............................      277,041       1.2
Pharmaceuticals: Other............................      692,793       3.0
Property - Casualty Insurers......................       78,855       0.3
Railroads.........................................      282,649       1.2
Real Estate Development...........................    1,165,735       5.1
Recreational Products.............................      558,694       2.5
Regional Banks....................................      760,922       3.3
Semiconductors....................................    1,689,822       7.4
Specialty Stores..................................       57,970       0.3
Steel.............................................      168,103       0.7
Textiles..........................................      153,399       0.7
Tobacco...........................................       68,792       0.3
Tools/Hardware....................................       77,808       0.3
Wholesale Distributors............................      507,604       2.2
Wireless Telecommunications.......................      798,311       3.5
                                                    -----------   -------
                                                    $23,166,769     101.8%
                                                    ===========   =======

TYPE OF INVESTMENT

---------------------------------------------------------------------------

Common Stocks.....................................  $22,903,692     100.6%
Preferred Stocks..................................      263,077       1.2
                                                    -----------   -------
                                                    $23,166,769     101.8%
                                                    ===========   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           COMMON STOCKS AND WARRANTS (86.1%)
           AEROSPACE & DEFENSE (2.5%)
 161,100   Lockheed Martin Corp..............................  $  9,303,525
  79,100   Northrop Grumman Corp.............................     7,672,700
                                                               ------------
                                                                 16,976,225
                                                               ------------
           AIR FREIGHT/COURIERS (0.5%)
  68,900   FedEx Corp........................................     3,735,758
                                                               ------------
           APPAREL/FOOTWEAR (0.3%)
  69,900   Coach, Inc.*......................................     2,301,108
                                                               ------------
           APPAREL/FOOTWEAR RETAIL (2.8%)
 284,600   Gap, Inc. (The)...................................     4,416,992
 315,550   Hot Topic, Inc.*..................................     7,219,784
 376,700   TJX Companies, Inc. (The).........................     7,353,184
                                                               ------------
                                                                 18,989,960
                                                               ------------
           AUTO PARTS: O.E.M. (0.7%)
  62,700   Eaton Corp........................................     4,897,497
                                                               ------------
           BEVERAGES: ALCOHOLIC (1.6%)
 173,550   Anheuser-Busch Companies, Inc.....................     8,399,820
  35,700   Brown-Forman Corp. (Class B)......................     2,333,352
                                                               ------------
                                                                 10,733,172
                                                               ------------
           BEVERAGES: NON-ALCOHOLIC (0.9%)
 283,600   Coca-Cola Enterprises Inc.........................     6,159,792
                                                               ------------
           BIOTECHNOLOGY (4.0%)
 182,900   Amgen Inc.*.......................................     8,841,386
 164,600   MedImmune, Inc.*..................................     4,472,182
 213,700   Neurocrine Biosciences, Inc.*.....................     9,757,542
 107,000   Trimeris, Inc.*...................................     4,610,630
                                                               ------------
                                                                 27,681,740
                                                               ------------
           BROADCASTING (0.9%)
 265,600   USA Interactive*..................................     6,071,616
                                                               ------------
           CABLE/SATELLITE TV (1.3%)
 143,536   Comcast Corp. (Class A)*..........................     3,383,144
 240,600   EchoStar Communications Corp. (Class A)*..........     5,355,756
                                                               ------------
                                                                  8,738,900
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           CATALOG/SPECIALTY DISTRIBUTION (0.2%)
 116,300   J. Jill Group Inc.*...............................  $  1,625,874
                                                               ------------
           COMPUTER COMMUNICATIONS (0.6%)
 298,900   Cisco Systems, Inc.*..............................     3,915,590
                                                               ------------
           COMPUTER PERIPHERALS (0.9%)
 105,400   Lexmark International, Inc.*......................     6,376,700
                                                               ------------
           COMPUTER PROCESSING HARDWARE (0.9%)
 230,700   Dell Computer Corp.*..............................     6,168,918
                                                               ------------
           CONTAINERS/PACKAGING (0.4%)
  57,000   Bemis Company, Inc................................     2,828,910
                                                               ------------
           CONTRACT DRILLING (0.9%)
  95,400   ENSCO International Inc...........................     2,809,530
 132,400   Rowan Companies, Inc.*............................     3,005,480
                                                               ------------
                                                                  5,815,010
                                                               ------------
           DISCOUNT STORES (2.6%)
 355,000   Wal-Mart Stores, Inc..............................    17,931,050
                                                               ------------
           ELECTRIC UTILITIES (0.5%)
  84,000   Consolidated Edison, Inc..........................     3,596,880
                                                               ------------
           ELECTRONICS/ APPLIANCES (0.8%)
 160,700   Eastman Kodak Co..................................     5,630,928
                                                               ------------
           FINANCE/RENTAL/ LEASING (0.5%)
  57,700   Freddie Mac.......................................     3,407,185
                                                               ------------
           FINANCIAL CONGLOMERATES (1.0%)
 195,700   Citigroup, Inc....................................     6,886,683
                                                               ------------
           FINANCIAL PUBLISHING/ SERVICES (0.3%)
  44,700   Moody's Corp......................................     1,845,663
                                                               ------------
           FOOD: MAJOR DIVERSIFIED (2.0%)
 129,400   Kraft Foods Inc. (Class A)........................     5,037,542
  69,600   PepsiCo, Inc......................................     2,938,512
  88,600   Unilever N.V. (Netherlands).......................     5,467,506
                                                               ------------
                                                                 13,443,560
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           FOOD: MEAT/FISH/ DAIRY (0.5%)
  83,500   Dean Foods Co.*...................................  $  3,097,850
                                                               ------------
           HOME FURNISHINGS (0.4%)
 115,200   Furniture Brands International, Inc.*.............     2,747,520
                                                               ------------
           HOSPITAL/NURSING MANAGEMENT (0.4%)
  65,400   HCA Inc...........................................     2,714,100
                                                               ------------
           HOUSEHOLD/PERSONAL CARE (3.6%)
  64,800   Avon Products, Inc................................     3,490,776
  66,000   Clorox Co. (The)..................................     2,722,500
  50,800   Colgate-Palmolive Co..............................     2,663,444
 160,200   International Flavors & Fragrances, Inc...........     5,623,020
 116,900   Procter & Gamble Co. (The)........................    10,046,386
                                                               ------------
                                                                 24,546,126
                                                               ------------
           INDUSTRIAL MACHINERY (0.4%)
  59,600   Parker-Hannifin Corp..............................     2,749,348
                                                               ------------
           INFORMATION TECHNOLOGY SERVICES (0.4%)
 128,900   Manhattan Associates, Inc.*.......................     3,049,774
                                                               ------------
           INSURANCE BROKERS/ SERVICES (0.4%)
  87,900   Willis Group Holdings Ltd.*.......................     2,520,093
                                                               ------------
           INTEGRATED OIL (1.6%)
  87,500   BP PLC (ADR) (United Kingdom).....................     3,556,875
 220,700   Exxon Mobil Corp..................................     7,711,258
                                                               ------------
                                                                 11,268,133
                                                               ------------
           INTERNET SOFTWARE/ SERVICES (3.2%)
 415,400   BEA Systems, Inc.*................................     4,764,638
 215,500   Internet Security Systems, Inc.*..................     3,950,115
 370,300   Overture Services, Inc.*..........................    10,112,893
 174,100   Yahoo! Inc.*......................................     2,846,535
                                                               ------------
                                                                 21,674,181
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           INVESTMENT BANKS/ BROKERS (1.8%)
  48,400   Bear Stearns Companies, Inc. (The)................  $  2,874,960
  59,100   Goldman Sachs Group, Inc. (The)...................     4,024,710
 107,200   Lehman Brothers Holdings, Inc.....................     5,712,688
                                                               ------------
                                                                 12,612,358
                                                               ------------
           LIFE/HEALTH INSURANCE (0.5%)
 106,300   AFLAC, Inc........................................     3,201,756
                                                               ------------
           MAJOR BANKS (3.1%)
 124,100   Bank of America Corp..............................     8,633,637
 173,000   Bank One Corp.....................................     6,323,150
  86,700   Wachovia Corp.....................................     3,159,348
  61,400   Wells Fargo & Co..................................     2,877,818
                                                               ------------
                                                                 20,993,953
                                                               ------------
           MAJOR TELECOMMUNICATIONS (3.0%)
  88,740   AT&T Corp.........................................     2,317,001
 234,000   SBC Communications, Inc...........................     6,343,740
  86,500   Telefonos de Mexico S.A. (Series L) (ADR)
            (Mexico).........................................     2,766,270
 238,200   Verizon Communications Inc........................     9,230,250
                                                               ------------
                                                                 20,657,261
                                                               ------------
           MEDIA CONGLOMERATES (1.7%)
 350,400   AOL Time Warner Inc.*.............................     4,590,240
  67,000   News Corporation Ltd. (The) (ADR) (Australia).....     1,758,750
 138,500   Viacom, Inc. (Class B) (Non-Voting)*..............     5,645,260
                                                               ------------
                                                                 11,994,250
                                                               ------------
           MEDICAL SPECIALTIES (3.5%)
 189,300   Boston Scientific Corp.*..........................     8,049,036
 108,100   Medtronic, Inc....................................     4,929,360
  42,000   Stryker Corp......................................     2,819,040
 191,840   Zimmer Holdings, Inc.*............................     7,965,197
                                                               ------------
                                                                 23,762,633
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           MULTI-LINE INSURANCE (1.4%)
 120,900   American International Group, Inc.................  $  6,994,065
  85,300   Safeco Corp.......................................     2,957,351
                                                               ------------
                                                                  9,951,416
                                                               ------------
           OFFICE EQUIPMENT/ SUPPLIES (0.7%)
  75,700   Avery Dennison Corp...............................     4,623,756
                                                               ------------
           OIL & GAS PRODUCTION (2.3%)
  83,200   Apache Corp.......................................     4,741,568
  74,000   Devon Energy Corp.................................     3,396,600
  48,100   EOG Resources, Inc................................     1,920,152
  84,300   Pioneer Natural Resources Co.*....................     2,128,575
  91,600   Pogo Producing Co.................................     3,412,100
                                                               ------------
                                                                 15,598,995
                                                               ------------
           OILFIELD SERVICES/ EQUIPMENT (0.6%)
  52,800   BJ Services Co.*..................................     1,705,968
  62,900   Schlumberger Ltd..................................     2,647,461
                                                               ------------
                                                                  4,353,429
                                                               ------------
           OTHER CONSUMER SERVICES (3.2%)
  74,100   Apollo Group, Inc. (Class A)*.....................     3,260,400
  42,800   eBay, Inc.*.......................................     2,902,696
  18,086   Expedia, Inc. (Warrants due 02/04/09)*............       647,841
  74,300   Hotels.com (Class A)*.............................     4,059,009
 175,700   Ticketmaster (Class B)*...........................     3,728,354
 163,400   Weight Watchers International, Inc.*..............     7,511,498
                                                               ------------
                                                                 22,109,798
                                                               ------------
           PACKAGED SOFTWARE (6.2%)
 199,700   Autodesk, Inc.....................................     2,855,710
  69,100   Intuit Inc.*......................................     3,242,172
 135,600   Mercury Interactive Corp.*........................     4,020,540
 455,000   Microsoft Corp.*..................................    23,523,500
 151,200   SAP AG (ADR) (Germany)............................     2,948,400
 152,500   Symantec Corp.*...................................     6,168,625
                                                               ------------
                                                                 42,758,947
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           PHARMACEUTICALS: GENERIC DRUGS (0.5%)
  55,900   Barr Laboratories, Inc.*..........................  $  3,638,531
                                                               ------------
           PHARMACEUTICALS: MAJOR (5.2%)
 120,100   Abbott Laboratories...............................     4,804,000
  45,400   Lilly (Eli) & Co..................................     2,882,900
 128,800   Merck & Co., Inc..................................     7,291,368
 406,800   Pfizer, Inc.......................................    12,435,876
 228,100   Wyeth.............................................     8,530,940
                                                               ------------
                                                                 35,945,084
                                                               ------------
           PHARMACEUTICALS: OTHER (1.9%)
  34,000   Forest Laboratories, Inc.*........................     3,339,480
 249,600   Teva Pharmaceutical Industries Ltd. (ADR)
            (Israel).........................................     9,637,056
                                                               ------------
                                                                 12,976,536
                                                               ------------
           PRECIOUS METALS (2.3%)
 124,100   Barrick Gold Corp. (Canada).......................     1,912,381
 364,400   Glamis Gold Ltd. (Canada)*........................     4,132,296
 296,900   Goldcorp Inc. (Canada)............................     3,776,568
 212,300   Newmont Mining Corp...............................     6,163,069
                                                               ------------
                                                                 15,984,314
                                                               ------------
           PROPERTY - CASUALTY INSURERS (1.0%)
 110,200   Allstate Corp. (The) (Note 4).....................     4,076,298
  34,700   XL Capital Ltd. (Class A) (Bermuda)...............     2,680,575
                                                               ------------
                                                                  6,756,873
                                                               ------------
           PUBLISHING: NEWSPAPERS (0.4%)
  61,000   Tribune Co........................................     2,773,060
                                                               ------------
           RECREATIONAL PRODUCTS (0.9%)
  55,000   Electronic Arts Inc.*.............................     2,737,350
  44,400   International Game Technology*....................     3,370,848
                                                               ------------
                                                                  6,108,198
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           REGIONAL BANKS (0.4%)
  50,300   Fifth Third Bancorp...............................  $  2,945,065
                                                               ------------
           RESTAURANTS (1.2%)
 137,300   Cheesecake Factory, Inc. (The)*...................     4,963,395
 103,500   Outback Steakhouse, Inc...........................     3,564,540
                                                               ------------
                                                                  8,527,935
                                                               ------------
           SEMICONDUCTORS (1.1%)
 301,850   Microchip Technology Inc..........................     7,380,232
                                                               ------------
           SPECIALTY STORES (0.8%)
  85,100   Bed Bath & Beyond Inc.*...........................     2,938,503
 122,200   Claire's Stores, Inc..............................     2,696,954
                                                               ------------
                                                                  5,635,457
                                                               ------------
           TELECOMMUNICATION EQUIPMENT (1.7%)
 127,200   Inter-Tel, Inc....................................     2,659,752
 369,000   Nokia Corp. (ADR) (Finland).......................     5,719,500
  85,400   QUALCOMM Inc.*....................................     3,107,706
                                                               ------------
                                                                 11,486,958
                                                               ------------
           TOOLS/HARDWARE (0.6%)
 100,100   Black & Decker Corp. (The)........................     4,293,289
                                                               ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (0.9%)
 157,300   AGCO Corp.*.......................................     3,476,330
  63,000   Deere & Co........................................     2,888,550
                                                               ------------
                                                                  6,364,880
                                                               ------------
           WIRELESS TELECOMMUNICATIONS (1.2%)
 448,700   Vodafone Group PLC (ADR) (United Kingdom).........     8,130,444
                                                               ------------
           TOTAL COMMON STOCKS AND WARRANTS
            (COST $595,868,791)..............................   591,691,252
                                                               ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                         VALUE

---------------------------------------------------------------------------

           SHORT-TERM INVESTMENTS (10.4%)
           U.S. GOVERNMENT AGENCY (a)
 $71,000   Federal National Mortgage Assoc. 0.75%
            due 01/02/03
            (COST $70,998,521)...............................  $ 70,998,521
                                                               ------------
           REPURCHASE AGREEMENT (0.0%)
     112   The Bank of New York 0.563% due 01/02/03 (dated
            12/31/02; proceeds $111,649) (b)
            (COST $111,646)..................................       111,646
                                                               ------------
           TOTAL SHORT-TERM INVESTMENTS
            (COST $71,110,167)...............................    71,110,167
                                                               ------------

  TOTAL INVESTMENTS
   (COST $666,978,958) (c)..........................    96.5%  662,801,419
  OTHER ASSETS IN EXCESS OF LIABILITIES.............     3.5    24,160,481
                                                      ------  ------------
  NET ASSETS........................................   100.0% $686,961,900
                                                      ======  ============

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
  *   NON-INCOME PRODUCING SECURITY.

 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION ADJUSTABLE RATE MORTGAGE 5.515% DUE 12/01/31 VALUED AT $113,879.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $23,149,359 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $27,326,898, RESULTING IN NET UNREALIZED DEPRECIATION OF $4,177,539.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           COMMON STOCKS (95.9%)
           ADVERTISING/MARKETING SERVICES (0.2%)
   7,937   Interpublic Group of Companies, Inc...............  $    111,753
   3,871   Omnicom Group, Inc................................       250,067
                                                               ------------
                                                                    361,820
                                                               ------------
           AEROSPACE & DEFENSE (1.3%)
  17,279   Boeing Co.........................................       570,034
   4,136   General Dynamics Corp.............................       328,274
   2,369   Goodrich Corp.....................................        43,400
   9,387   Lockheed Martin Corp..............................       542,099
   3,746   Northrop Grumman Corp.............................       363,362
   8,354   Raytheon Co.......................................       256,885
   3,765   Rockwell Collins, Inc.............................        87,574
                                                               ------------
                                                                  2,191,628
                                                               ------------
           AGRICULTURAL COMMODITIES/ MILLING (0.1%)
  13,311   Archer-Daniels-Midland Co.........................       165,056
                                                               ------------
           AIR FREIGHT/COURIERS (1.0%)
   6,137   FedEx Corp........................................       332,748
  22,982   United Parcel Service, Inc. (Class B).............     1,449,705
                                                               ------------
                                                                  1,782,453
                                                               ------------
           AIRLINES (0.2%)
   3,081   AMR Corp.*........................................        20,335
   2,448   Delta Air Lines, Inc..............................        29,621
  15,944   Southwest Airlines Co.............................       221,622
                                                               ------------
                                                                    271,578
                                                               ------------
           ALTERNATIVE POWER GENERATION (0.0%)
   7,780   Calpine Corp.*....................................        25,363
                                                               ------------
           ALUMINUM (0.2%)
  17,377   Alcoa, Inc........................................       395,848
                                                               ------------
           APPAREL/FOOTWEAR (0.4%)
   3,502   Cintas Corp.......................................       160,216
   2,558   Jones Apparel Group, Inc.*........................        90,656

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   2,119   Liz Claiborne, Inc................................  $     62,828
   5,460   Nike, Inc. (Class B)..............................       242,806
   1,182   Reebok International Inc. (United Kingdom)*.......        34,751
   2,187   VF Corp...........................................        78,841
                                                               ------------
                                                                    670,098
                                                               ------------
           APPAREL/FOOTWEAR RETAIL (0.4%)
  18,192   Gap, Inc. (The)...................................       282,340
  10,762   Limited Brands, Inc...............................       149,915
   2,788   Nordstrom, Inc....................................        52,888
  10,872   TJX Companies, Inc. (The).........................       212,221
                                                               ------------
                                                                    697,364
                                                               ------------
           AUTO PARTS: O.E.M. (0.2%)
   3,058   Dana Corp.........................................        35,962
  11,493   Delphi Corp.......................................        92,519
   1,394   Eaton Corp........................................       108,885
   1,760   Johnson Controls, Inc.............................       141,099
   2,598   Visteon Corp......................................        18,082
                                                               ------------
                                                                    396,547
                                                               ------------
           AUTOMOTIVE AFTERMARKET (0.0%)
   1,453   Cooper Tire & Rubber Co...........................        22,289
   3,608   Goodyear Tire & Rubber Co. (The)..................        24,570
                                                               ------------
                                                                     46,859
                                                               ------------
           BEVERAGES: ALCOHOLIC (0.6%)
  17,616   Anheuser-Busch Companies, Inc.....................       852,614
   1,357   Brown-Forman Corp. (Class B)......................        88,694
     717   Coors (Adolph) Co. (Class B)......................        43,916
                                                               ------------
                                                                    985,224
                                                               ------------
           BEVERAGES: NON-ALCOHOLIC (1.5%)
  51,025   Coca Cola Co......................................     2,235,915
   9,249   Coca-Cola Enterprises Inc.........................       200,888

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   5,772   Pepsi Bottling Group, Inc. (The)..................  $    148,340
                                                               ------------
                                                                  2,585,143
                                                               ------------
           BIOTECHNOLOGY (1.0%)
  26,490   Amgen Inc.*.......................................     1,280,527
   3,068   Biogen, Inc.*.....................................       122,904
   3,774   Chiron Corp.*.....................................       141,902
   4,416   Genzyme Corp. (General Division)*.................       130,581
   5,166   MedImmune, Inc.*..................................       140,360
                                                               ------------
                                                                  1,816,274
                                                               ------------
           BROADCASTING (0.3%)
  12,611   Clear Channel Communications, Inc.*...............       470,264
   4,716   Univision Communications, Inc. (Class A)*.........       115,542
                                                               ------------
                                                                    585,806
                                                               ------------
           BUILDING PRODUCTS (0.2%)
   1,442   American Standard Companies, Inc.*................       102,584
  10,126   Masco Corp........................................       213,152
                                                               ------------
                                                                    315,736
                                                               ------------
           CABLE/SATELLITE TV (0.6%)
  47,504   Comcast Corp. (Class A)*..........................     1,119,669
                                                               ------------
           CASINO/GAMING (0.1%)
   2,221   Harrah's Entertainment, Inc.*.....................        87,952
                                                               ------------
           CHEMICALS: AGRICULTURAL (0.1%)
   5,380   Monsanto Co.......................................       103,565
                                                               ------------
           CHEMICALS: MAJOR DIVERSIFIED (0.9%)
  18,752   Dow Chemical Co. (The)............................       556,934
  20,448   Du Pont (E.I.) de Nemours & Co....................       866,995
   1,535   Eastman Chemical Co...............................        56,442

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   2,166   Hercules Inc.*....................................  $     19,061
   4,551   Rohm & Haas Co....................................       147,816
                                                               ------------
                                                                  1,647,248
                                                               ------------
           CHEMICALS: SPECIALTY (0.3%)
   4,677   Air Products & Chemicals, Inc.....................       199,942
   2,574   Engelhard Corp....................................        57,529
     997   Great Lakes Chemical Corp.........................        23,808
   3,245   Praxair, Inc......................................       187,464
   1,454   Sigma-Aldrich Corp................................        70,810
                                                               ------------
                                                                    539,553
                                                               ------------
           COMMERCIAL PRINTING/ FORMS (0.1%)
   1,260   Deluxe Corp.......................................        53,046
   2,250   Donnelley (R.R.) & Sons Co........................        48,982
                                                               ------------
                                                                    102,028
                                                               ------------
           COMPUTER COMMUNICATIONS (1.1%)
   7,174   Avaya Inc.*.......................................        17,576
 148,708   Cisco Systems, Inc.*..............................     1,948,075
                                                               ------------
                                                                  1,965,651
                                                               ------------
           COMPUTER PERIPHERALS (0.3%)
  45,276   EMC Corp.*........................................       277,995
   2,508   Lexmark International Group, Inc.*................       151,734
   6,936   Network Appliance, Inc.*..........................        69,360
                                                               ------------
                                                                    499,089
                                                               ------------
           COMPUTER PROCESSING HARDWARE (1.7%)
   7,387   Apple Computer, Inc.*.............................       105,856
  53,304   Dell Computer Corp.*..............................     1,425,349
   6,436   Gateway, Inc.*....................................        20,209
  62,805   Hewlett-Packard Co................................     1,090,295
   1,956   NCR Corp.*........................................        46,435
  64,106   Sun Microsystems, Inc.*...........................       199,370
                                                               ------------
                                                                  2,887,514
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           CONSTRUCTION MATERIALS (0.0%)
   2,015   Vulcan Materials Co...............................  $     75,562
                                                               ------------
           CONSUMER SUNDRIES (0.0%)
   1,294   American Greetings Corp. (Class A)*...............        20,445
                                                               ------------
           CONTAINERS/ PACKAGING (0.2%)
   1,128   Ball Corp.........................................        57,742
   1,052   Bemis Company, Inc................................        52,211
   3,262   Pactiv Corp.*.....................................        71,307
   1,667   Sealed Air Corp.*.................................        62,179
   1,052   Temple-Inland, Inc................................        47,140
                                                               ------------
                                                                    290,579
                                                               ------------
           CONTRACT DRILLING (0.2%)
   2,979   Nabors Industries, Ltd. (Barbados)*...............       105,069
   2,671   Noble Corp.*......................................        93,886
   1,865   Rowan Companies, Inc.*............................        42,335
   6,570   Transocean Inc.*..................................       152,424
                                                               ------------
                                                                    393,714
                                                               ------------
           DATA PROCESSING SERVICES (0.9%)
  12,318   Automatic Data Processing, Inc....................       483,481
  10,471   Concord EFS, Inc.*................................       164,814
   3,568   Convergys Corp.*..................................        54,055
  15,481   First Data Corp...................................       548,182
   3,938   Fiserv, Inc.*.....................................       133,695
   7,741   Paychex, Inc......................................       215,974
                                                               ------------
                                                                  1,600,201
                                                               ------------
           DEPARTMENT STORES (0.5%)
   1,673   Dillard's, Inc. (Class A).........................        26,534
   3,995   Federated Department Stores, Inc.*................       114,896
   6,940   Kohl's Corp.*.....................................       388,293
   5,933   May Department Stores Co..........................       136,340

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   5,515   Penney (J.C.) Co., Inc............................  $    126,900
   6,510   Sears, Roebuck & Co...............................       155,914
                                                               ------------
                                                                    948,877
                                                               ------------
           DISCOUNT STORES (3.2%)
   2,303   Big Lots, Inc.....................................        30,469
   9,380   Costco Wholesale Corp.*...........................       263,203
   6,859   Dollar General Corp...............................        81,965
   3,560   Family Dollar Stores, Inc.........................       111,108
  18,697   Target Corp.......................................       560,910
  90,848   Wal-Mart Stores, Inc..............................     4,588,732
                                                               ------------
                                                                  5,636,387
                                                               ------------
           DRUGSTORE CHAINS (0.5%)
   8,088   CVS Corp..........................................       201,957
  21,095   Walgreen Co.......................................       615,763
                                                               ------------
                                                                    817,720
                                                               ------------
           ELECTRIC UTILITIES (2.4%)
  11,193   AES Corp.*........................................        33,803
   2,493   Allegheny Energy, Inc.*...........................        18,847
   3,162   Ameren Corp.......................................       131,444
   6,974   American Electric Power Co., Inc..................       190,599
   6,030   CenterPoint Energy, Inc...........................        51,255
   3,464   Cinergy Corp......................................       116,806
   2,966   CMS Energy Corp...................................        27,999
   4,397   Consolidated Edison, Inc..........................       188,280
   3,391   Constellation Energy Group, Inc...................        94,338
   6,323   Dominion Resources, Inc...........................       347,133
   3,447   DTE Energy Co.....................................       159,941
  18,351   Duke Energy Corp..................................       358,579
   6,706   Edison International*.............................        79,466
   4,569   Entergy Corp......................................       208,301
   6,648   Exelon Corp.......................................       350,815
   6,126   FirstEnergy Corp..................................       201,974
   3,756   FPL Group, Inc....................................       225,848
   7,985   Mirant Corp.*.....................................        15,092
   8,329   PG&E Corp.*.......................................       115,773
   1,862   Pinnacle West Capital Corp........................        63,476
   3,385   PPL Corp..........................................       117,392
   4,875   Progress Energy, Inc.............................        211,331

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
NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   4,578   Public Service Enterprise Group, Inc..............  $    146,954
  14,685   Southern Co. (The)................................       416,907
   3,615   TECO Energy, Inc..................................        55,924
   6,630   TXU Corp..........................................       123,848
   8,206   Xcel Energy, Inc..................................        90,266
                                                               ------------
                                                                  4,142,391
                                                               ------------
           ELECTRICAL PRODUCTS (0.4%)
   4,036   American Power Conversion Corp.*..................        61,145
   1,848   Cooper Industries Ltd. (Bermuda)..................        67,360
   8,666   Emerson Electric Co...............................       440,666
   3,957   Molex Inc.........................................        91,169
   1,571   Power-One, Inc.*..................................         8,908
   1,158   Thomas & Betts Corp.*.............................        19,570
                                                               ------------
                                                                    688,818
                                                               ------------
           ELECTRONIC COMPONENTS (0.1%)
   4,077   Jabil Circuit, Inc.*..............................        73,060
   1,846   QLogic Corp.*.....................................        63,705
  10,872   Sanmina-SCI Corp.*................................        48,815
  17,001   Solectron Corp.*..................................        60,354
                                                               ------------
                                                                    245,934
                                                               ------------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.4%)
   9,606   Agilent Technologies, Inc.*.......................       172,524
  29,116   JDS Uniphase Corp.*...............................        71,917
   2,497   PerkinElmer, Inc..................................        20,600
   3,826   Rockwell Automation Inc...........................        79,236
   3,111   Scientific-Atlanta, Inc...........................        36,896
   4,746   Symbol Technologies, Inc..........................        39,012
   1,812   Tektronix, Inc.*..................................        32,960
   3,366   Thermo Electron Corp.*............................        67,724
   2,609   Waters Corp.*.....................................        56,824
  15,134   Xerox Corp.*......................................       121,829
                                                               ------------
                                                                    699,522
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           ELECTRONIC PRODUCTION EQUIPMENT (0.4%)
  33,919   Applied Materials, Inc.*..........................  $    441,965
   3,884   KLA-Tencor Corp.*.................................       137,377
   3,060   Novellus Systems, Inc.*...........................        85,925
   3,768   Teradyne, Inc.*...................................        49,022
                                                               ------------
                                                                    714,289
                                                               ------------
           ELECTRONICS/APPLIANCE STORES (0.1%)
   6,619   Best Buy Co., Inc.*...............................       159,849
   4,324   Circuit City Stores - Circuit City Group..........        32,084
   3,453   RadioShack Corp...................................        64,709
                                                               ------------
                                                                    256,642
                                                               ------------
           ELECTRONICS/ APPLIANCES (0.2%)
   6,005   Eastman Kodak Co..................................       210,415
   1,540   Maytag Corp.......................................        43,890
   1,350   Whirlpool Corp....................................        70,497
                                                               ------------
                                                                    324,802
                                                               ------------
           ENERGY (0.1%)
   5,018   NiSource Inc......................................       100,360
                                                               ------------
           ENGINEERING & CONSTRUCTION (0.0%)
   1,600   Fluor Corp........................................        44,800
                                                               ------------
           ENVIRONMENTAL SERVICES (0.2%)
   4,058   Allied Waste Industries, Inc.*....................        40,580
  12,528   Waste Management, Inc.............................       287,142
                                                               ------------
                                                                    327,722
                                                               ------------
           FINANCE/RENTAL/ LEASING (2.1%)
   4,566   Capital One Financial Corp........................       135,702
   2,601   Countrywide Financial Corp........................       134,342
  20,479   Fannie Mae........................................     1,317,414
  14,319   Freddie Mac.......................................       845,537
   9,746   Household International, Inc......................       271,036
  26,297   MBNA Corp.........................................       500,169
   5,949   Providian Financial Corp..........................        38,609

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
NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   1,230   Ryder System, Inc.................................  $     27,601
   3,085   SLM Corp..........................................       320,408
                                                               ------------
                                                                  3,590,818
                                                               ------------
           FINANCIAL CONGLOMERATES (3.8%)
  27,051   American Express Co...............................       956,253
 105,715   Citigroup, Inc....................................     3,720,111
  41,092   J.P. Morgan Chase & Co............................       986,208
   5,930   John Hancock Financial Services, Inc..............       165,447
   6,896   Principal Financial Group, Inc....................       207,776
  11,652   Prudential Financial, Inc.........................       369,834
   6,676   State Street Corp.................................       260,364
                                                               ------------
                                                                  6,665,993
                                                               ------------
           FINANCIAL PUBLISHING/ SERVICES (0.3%)
   2,876   Equifax, Inc......................................        66,551
   3,989   McGraw-Hill Companies, Inc. (The).................       241,095
   3,065   Moody's Corporation...............................       126,554
   5,828   SunGard Data Systems Inc.*........................       137,308
                                                               ------------
                                                                    571,508
                                                               ------------
           FOOD DISTRIBUTORS (0.3%)
   2,750   Supervalu, Inc....................................        45,402
  13,518   SYSCO Corp........................................       402,701
                                                               ------------
                                                                    448,103
                                                               ------------
           FOOD RETAIL (0.4%)
   7,804   Albertson's, Inc..................................       173,717
  15,915   Kroger Co.*.......................................       245,887
   9,079   Safeway Inc.*.....................................       212,085
   2,897   Winn-Dixie Stores, Inc............................        44,266
                                                               ------------
                                                                    675,955
                                                               ------------
           FOOD: MAJOR DIVERSIFIED (1.7%)
   8,435   Campbell Soup Co..................................       197,969
   3,227   Del Monte Foods Co.*..............................        24,849
   7,572   General Mills, Inc................................       355,505
   7,226   Heinz (H.J.) Co...................................       237,519

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   8,403   Kellogg Co........................................  $    287,971
  35,546   PepsiCo, Inc......................................     1,500,752
  16,048   Sara Lee Corp.....................................       361,240
                                                               ------------
                                                                  2,965,805
                                                               ------------
           FOOD: MEAT/FISH/ DAIRY (0.2%)
  11,053   ConAgra Foods Inc.................................       276,436
                                                               ------------
           FOOD: SPECIALTY/ CANDY (0.2%)
   2,711   Hershey Foods Corp................................       182,830
   4,638   Wrigley (Wm.) Jr. Co. (Class A)...................       254,533
                                                               ------------
                                                                    437,363
                                                               ------------
           FOREST PRODUCTS (0.1%)
   2,077   Louisiana-Pacific Corp.*..........................        16,741
   4,506   Weyerhaeuser Co...................................       221,740
                                                               ------------
                                                                    238,481
                                                               ------------
           GAS DISTRIBUTORS (0.2%)
   7,175   Dynegy, Inc. (Class A)*...........................         8,466
   2,923   KeySpan Corp......................................       103,007
   2,426   Kinder Morgan, Inc................................       102,547
     879   Nicor Inc.........................................        29,912
     704   Peoples Energy Corp...............................        27,210
   4,217   Sempra Energy.....................................        99,732
                                                               ------------
                                                                    370,874
                                                               ------------
           HOME BUILDING (0.1%)
   1,216   Centex Corp.......................................        61,043
     986   KB HOME...........................................        42,250
   1,209   Pulte Homes, Inc..................................        57,875
                                                               ------------
                                                                    161,168
                                                               ------------
           HOME FURNISHINGS (0.2%)
   4,006   Leggett & Platt, Inc..............................        89,895
   5,503   Newell Rubbermaid, Inc............................       166,906
   1,157   Tupperware Corp...................................        17,448
                                                               ------------
                                                                    274,249
                                                               ------------
           HOME IMPROVEMENT CHAINS (1.0%)
  47,869   Home Depot, Inc. (The)............................     1,146,941

                       SEE NOTES TO FINANCIAL STATEMENTS
                                      118
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Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  16,062   Lowe's Companies, Inc.............................  $    602,325
   3,032   Sherwin-Williams Co...............................        85,654
                                                               ------------
                                                                  1,834,920
                                                               ------------
           HOSPITAL/NURSING MANAGEMENT (0.4%)
  10,563   HCA Inc...........................................       438,364
   4,906   Health Management Associates, Inc. (Class A)......        87,817
   1,992   Manor Care, Inc.*.................................        37,071
  10,038   Tenet Healthcare Corp.*...........................       164,623
                                                               ------------
                                                                    727,875
                                                               ------------
           HOTELS/RESORTS/ CRUISELINES (0.4%)
  12,077   Carnival Corp.....................................       301,321
   7,745   Hilton Hotels Corp................................        98,439
   4,824   Marriott International, Inc. (Class A)............       158,565
   4,105   Starwood Hotels & Resorts Worldwide, Inc..........        97,453
                                                               ------------
                                                                    655,778
                                                               ------------
           HOUSEHOLD/PERSONAL CARE (2.7%)
   1,148   Alberto-Culver Co. (Class B)......................        57,859
   4,842   Avon Products, Inc................................       260,839
   4,529   Clorox Co. (The)..................................       186,821
  11,079   Colgate-Palmolive Co..............................       580,872
  21,714   Gillette Co. (The)................................       659,237
   1,872   International Flavors & Fragrances, Inc...........        65,707
  10,586   Kimberly-Clark Corp...............................       502,517
  26,742   Procter & Gamble Co. (The)........................     2,298,207
                                                               ------------
                                                                  4,612,059
                                                               ------------
           INDUSTRIAL CONGLOMERATES (4.6%)
   8,031   3M Co.............................................       990,222
 204,813   General Electric Co.**............................     4,987,197
  16,899   Honeywell International, Inc......................       405,576
   3,482   Ingersoll Rand Co. (Class A) (Bermuda)............       149,935

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   1,803   ITT Industries, Inc...............................  $    109,424
   2,779   Textron, Inc......................................       119,469
  41,065   Tyco International Ltd. (Bermuda).................       701,390
   9,749   United Technologies Corp..........................       603,853
                                                               ------------
                                                                  8,067,066
                                                               ------------
           INDUSTRIAL MACHINERY (0.3%)
   6,307   Illinois Tool Works Inc...........................       409,072
   2,338   Parker-Hannifin Corp..............................       107,852
                                                               ------------
                                                                    516,924
                                                               ------------
           INDUSTRIAL SPECIALTIES (0.2%)
   2,667   Ecolab, Inc.......................................       132,016
     960   Millipore Corp.*..................................        32,640
   3,487   PPG Industries, Inc...............................       174,873
                                                               ------------
                                                                    339,529
                                                               ------------
           INFORMATION TECHNOLOGY SERVICES (1.9%)
   3,520   Citrix Systems, Inc.*.............................        43,366
   3,533   Computer Sciences Corp.*..........................       121,712
   9,805   Electronic Data Systems Corp......................       180,706
  34,786   International Business Machines Corp..............     2,695,915
   6,442   PeopleSoft, Inc.*.................................       117,889
   6,678   Unisys Corp.*.....................................        66,112
                                                               ------------
                                                                  3,225,700
                                                               ------------
           INSURANCE BROKERS/ SERVICES (0.4%)
   6,376   AON Corp..........................................       120,443
  11,054   Marsh & McLennan Companies, Inc...................       510,805
                                                               ------------
                                                                    631,248
                                                               ------------
           INTEGRATED OIL (4.1%)
   1,767   Amerada Hess Corp.................................        97,273
  21,985   ChevronTexaco Corp................................     1,461,563
  13,931   ConocoPhillips....................................       674,121
 138,495   Exxon Mobil Corp..................................     4,839,015
                                                               ------------
                                                                  7,071,972
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           INTERNET SOFTWARE/ SERVICES (0.2%)
   9,973   Siebel Systems, Inc.*.............................  $     74,598
  12,162   Yahoo! Inc.*......................................       198,849
                                                               ------------
                                                                    273,447
                                                               ------------
           INVESTMENT BANKS/ BROKERS (1.7%)
   1,980   Bear Stearns Companies, Inc. (The)................       117,612
   9,827   Goldman Sachs Group, Inc. (The)...................       669,219
   4,847   Lehman Brothers Holdings, Inc.....................       258,297
  17,792   Merrill Lynch & Co., Inc..........................       675,206
  22,344   Morgan Stanley (Note 4)...........................       891,972
  27,655   Schwab (Charles) Corp.............................       300,057
                                                               ------------
                                                                  2,912,363
                                                               ------------
           INVESTMENT MANAGERS (0.2%)
   5,350   Franklin Resources, Inc...........................       182,328
   2,458   Price (T.) Rowe Group, Inc........................        67,054
   4,579   Stilwell Financial, Inc.*.........................        59,848
                                                               ------------
                                                                    309,230
                                                               ------------
           LIFE/HEALTH INSURANCE (0.6%)
  10,624   AFLAC, Inc........................................       319,995
   2,953   Jefferson-Pilot Corp..............................       112,539
   3,644   Lincoln National Corp.............................       115,078
  14,413   MetLife, Inc. (Note 4)............................       389,728
   2,412   Torchmark Corp....................................        88,110
   4,971   UnumProvident Corp................................        87,191
                                                               ------------
                                                                  1,112,641
                                                               ------------
           MAJOR BANKS (5.0%)
  30,805   Bank of America Corp..............................     2,143,104
  14,949   Bank of New York Co., Inc. (The)..................       358,178
  23,970   Bank One Corp.....................................       876,104
   9,856   BB&T Corp.........................................       364,573
   3,500   Comerica, Inc.....................................       151,340

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

  21,603   FleetBoston Financial Corp........................  $    524,953
   4,783   Huntington Bancshares, Inc........................        89,490
   8,745   KeyCorp...........................................       219,849
   8,870   Mellon Financial Corp.............................       231,596
  12,594   National City Corp................................       344,068
   5,845   PNC Financial Services Group......................       244,906
   7,139   SouthTrust Corp...................................       177,404
   5,838   SunTrust Banks, Inc...............................       332,299
  27,998   Wachovia Corp.....................................     1,020,247
  34,823   Wells Fargo & Co..................................     1,632,154
                                                               ------------
                                                                  8,710,265
                                                               ------------
           MAJOR TELECOMMUNICATIONS (3.5%)
   6,402   ALLTEL Corp.......................................       326,502
  15,856   AT &T Corp........................................       414,000
  38,253   BellSouth Corp....................................       989,605
  68,337   SBC Communications, Inc...........................     1,852,616
  18,412   Sprint Corp. (FON Group)..........................       266,606
  56,308   Verizon Communications Inc........................     2,181,935
                                                               ------------
                                                                  6,031,264
                                                               ------------
           MANAGED HEALTH CARE (0.7%)
   3,098   Aetna Inc.........................................       127,390
   2,815   Anthem, Inc.*.....................................       177,064
   2,798   CIGNA Corp........................................       115,054
   3,361   Humana, Inc.*.....................................        33,610
   6,266   UnitedHealth Group Inc............................       523,211
   3,062   WellPoint Health Networks, Inc.*..................       217,892
                                                               ------------
                                                                  1,194,221
                                                               ------------
           MEDIA CONGLOMERATES (1.9%)
  92,005   AOL Time Warner Inc.*.............................     1,205,266
  42,032   Disney (Walt) Co. (The)...........................       685,542
  36,247   Viacom, Inc. (Class B) (Non-Voting)*..............     1,477,428
                                                               ------------
                                                                  3,368,236
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

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PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           MEDICAL DISTRIBUTORS (0.5%)
   2,083   AmerisourceBergen Corp............................  $    113,128
   9,108   Cardinal Health, Inc..............................       539,103
   5,992   McKesson Corp.....................................       161,964
                                                               ------------
                                                                    814,195
                                                               ------------
           MEDICAL SPECIALTIES (1.8%)
   4,219   Applera Corp. - Applied Biosystems Group..........        74,001
   1,045   Bard (C.R.), Inc..................................        60,610
   1,071   Bausch & Lomb, Inc................................        38,556
  12,211   Baxter International, Inc.........................       341,908
   5,284   Becton, Dickinson & Co............................       162,166
   5,347   Biomet, Inc.......................................       153,245
   8,394   Boston Scientific Corp.*..........................       356,913
   6,292   Guidant Corp.*....................................       194,108
  25,113   Medtronic, Inc....................................     1,145,153
   2,438   Pall Corp.........................................        40,666
   3,655   St. Jude Medical, Inc.*...........................       145,177
   4,074   Stryker Corp......................................       273,447
   4,014   Zimmer Holdings, Inc.*............................       166,661
                                                               ------------
                                                                  3,152,611
                                                               ------------
           MISCELLANEOUS COMMERCIAL SERVICES (0.0%)
   2,870   Sabre Holdings Corp.*.............................        51,976
                                                               ------------
           MISCELLANEOUS MANUFACTURING (0.2%)
   1,187   Crane Co..........................................        23,657
   3,137   Danaher Corp......................................       206,101
   4,164   Dover Corp........................................       121,422
                                                               ------------
                                                                    351,180
                                                               ------------
           MOTOR VEHICLES (0.6%)
  37,770   Ford Motor Co.....................................       351,261
  11,535   General Motors Corp...............................       425,180
   6,229   Harley-Davidson, Inc..............................       287,780
                                                               ------------
                                                                  1,064,221
                                                               ------------
           MULTI-LINE INSURANCE (2.1%)
  53,690   American International Group, Inc.................     3,105,967

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   5,252   Hartford Financial Services Group, Inc. (The).....  $    238,598
   3,817   Loews Corp........................................       169,704
   2,845   Safeco Corp.......................................        98,636
                                                               ------------
                                                                  3,612,905
                                                               ------------
           OFFICE EQUIPMENT/ SUPPLIES (0.2%)
   2,182   Avery Dennison Corp...............................       133,277
   4,780   Pitney Bowes, Inc.................................       156,115
                                                               ------------
                                                                    289,392
                                                               ------------
           OIL & GAS PIPELINES (0.1%)
  12,328   El Paso Corp......................................        85,803
  10,256   Williams Companies, Inc. (The)....................        27,691
                                                               ------------
                                                                    113,494
                                                               ------------
           OIL & GAS PRODUCTION (0.7%)
   5,117   Anadarko Petroleum Corp...........................       245,104
   2,963   Apache Corp.......................................       168,861
   4,144   Burlington Resources, Inc.........................       176,742
   3,225   Devon Energy Corp.................................       148,028
   2,305   EOG Resources, Inc................................        92,016
   1,991   Kerr-McGee Corp...................................        88,201
   7,758   Occidental Petroleum Corp.........................       220,715
   5,308   Unocal Corp.......................................       162,319
                                                               ------------
                                                                  1,301,986
                                                               ------------
           OIL REFINING/ MARKETING (0.1%)
   1,378   Ashland, Inc......................................        39,314
   6,425   Marathon Oil Corp.................................       136,788
   1,515   Sunoco Inc........................................        50,268
                                                               ------------
                                                                    226,370
                                                               ------------
           OILFIELD SERVICES/ EQUIPMENT (0.6%)
   6,909   Baker Hughes Inc..................................       222,401
   3,226   BJ Services Co.*..................................       104,232
   8,982   Halliburton Co....................................       168,053

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   1,252   McDermott International, Inc.*....................  $      5,484
  11,951   Schlumberger Ltd..................................       503,018
                                                               ------------
                                                                  1,003,188
                                                               ------------
           OTHER CONSUMER SERVICES (0.6%)
   3,591   Apollo Group, Inc. (Class A)*.....................       158,004
   3,719   Block (H.&R.), Inc................................       149,504
  21,333   Cendant Corp.*....................................       223,570
   6,354   eBay, Inc.*.......................................       430,928
                                                               ------------
                                                                    962,006
                                                               ------------
           OTHER CONSUMER SPECIALTIES (0.1%)
   2,983   Fortune Brands, Inc...............................       138,739
                                                               ------------
           OTHER METALS/ MINERALS (0.0%)
   1,762   Phelps Dodge Corp.*...............................        55,767
                                                               ------------
           PACKAGED SOFTWARE (4.5%)
   4,863   Adobe Systems, Inc................................       121,137
   2,278   Autodesk, Inc.....................................        32,575
   4,823   BMC Software, Inc.*...............................        82,522
  11,799   Computer Associates International, Inc............       159,287
   7,778   Compuware Corp.*..................................        37,334
   4,203   Intuit Inc.*......................................       197,205
   1,662   Mercury Interactive Corp.*........................        49,278
 110,041   Microsoft Corp.*..................................     5,689,120
   7,202   Novell, Inc.*.....................................        24,055
 110,236   Oracle Corp.*.....................................     1,190,549
   5,180   Parametric Technology Corp.*......................        13,054
   4,017   Rational Software Corp.*..........................        41,737
   8,472   VERITAS Software Corp.*...........................       132,333
                                                               ------------
                                                                  7,770,186
                                                               ------------
           PERSONNEL SERVICES (0.0%)
   3,499   Robert Half International, Inc.*..................        56,369
   2,213   TMP Worldwide, Inc.*..............................        25,029
                                                               ------------
                                                                     81,398
                                                               ------------

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           PHARMACEUTICALS: GENERIC DRUGS (0.0%)
   2,115   Watson Pharmaceuticals, Inc.*.....................  $     59,791
                                                               ------------
           PHARMACEUTICALS: MAJOR (9.4%)
  32,160   Abbott Laboratories...............................     1,286,400
  39,868   Bristol-Myers Squibb Co...........................       922,944
  61,141   Johnson & Johnson.................................     3,283,883
  23,121   Lilly (Eli) & Co..................................     1,468,184
  46,218   Merck & Co., Inc..................................     2,616,401
 126,830   Pfizer, Inc.......................................     3,877,193
  26,611   Pharmacia Corp....................................     1,112,340
  30,186   Schering-Plough Corp..............................       670,129
  27,285   Wyeth.............................................     1,020,459
                                                               ------------
                                                                 16,257,933
                                                               ------------
           PHARMACEUTICALS: OTHER (0.3%)
   2,567   Allergan, Inc.....................................       147,911
   3,725   Forest Laboratories, Inc.*........................       365,870
   4,926   King Pharmaceuticals, Inc.*.......................        84,678
                                                               ------------
                                                                    598,459
                                                               ------------
           PRECIOUS METALS (0.2%)
   2,982   Freeport-McMoRan Copper & Gold, Inc.
            (Class B)*.......................................        50,038
   8,268   Newmont Mining Corp...............................       240,020
                                                               ------------
                                                                    290,058
                                                               ------------
           PROPERTY - CASUALTY INSURERS (1.1%)
   5,406   ACE Ltd. (Bermuda)................................       158,612
  14,468   Allstate Corp. (The) (Note 4).....................       535,171
   3,521   Chubb Corp. (The).................................       183,796
   3,324   Cincinnati Financial Corp.........................       124,816
   4,482   Progressive Corp. (The)...........................       222,442
   4,661   St. Paul Companies, Inc . (The)...................       158,707
  20,657   Travelers Property Casualty Corp. (Class B)*......       302,625

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   2,796   XL Capital Ltd. (Class A) (Bermuda)...............  $    215,991
                                                               ------------
                                                                  1,902,160
                                                               ------------
           PUBLISHING: BOOKS/ MAGAZINES (0.0%)
     985   Meredith Corp.....................................        40,493
                                                               ------------
           PUBLISHING: NEWSPAPERS (0.6%)
   1,673   Dow Jones & Co., Inc..............................        72,324
   5,501   Gannett Co., Inc..................................       394,972
   1,655   Knight-Ridder, Inc................................       104,679
   3,117   New York Times Co. (The) (Class A)................       142,540
   6,273   Tribune Co........................................       285,171
                                                               ------------
                                                                    999,686
                                                               ------------
           PULP & PAPER (0.3%)
   1,156   Boise Cascade Corp................................        29,154
   5,147   Georgia-Pacific Group.............................        83,176
   9,873   International Paper Co............................       345,259
   4,117   MeadWestvaco Corp.................................       101,731
                                                               ------------
                                                                    559,320
                                                               ------------
           RAILROADS (0.5%)
   7,769   Burlington Northern Santa Fe Corp.................       202,072
   4,385   CSX Corp..........................................       124,139
   7,999   Norfolk Southern Corp.............................       159,900
   5,213   Union Pacific Corp................................       312,102
                                                               ------------
                                                                    798,213
                                                               ------------
           REAL ESTATE INVESTMENT TRUSTS (0.3%)
   8,473   Equity Office Properties Trust....................       211,656
   5,575   Equity Residential................................       137,034
   3,805   Plum Creek Timber Co., Inc........................        89,798
   3,862   Simon Property Group, Inc.........................       131,578
                                                               ------------
                                                                    570,066
                                                               ------------
           RECREATIONAL PRODUCTS (0.3%)
   1,788   Brunswick Corp....................................        35,510

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   2,908   Electronic Arts Inc.*.............................  $    144,731
   3,564   Hasbro, Inc.......................................        41,164
   1,723   International Game Technology*....................       130,810
   8,999   Mattel, Inc.......................................       172,331
                                                               ------------
                                                                    524,546
                                                               ------------
           REGIONAL BANKS (1.5%)
   7,315   AmSouth Bancorporation............................       140,448
  11,892   Fifth Third Bancorp...............................       696,277
   2,518   First Tennessee National Corp.....................        90,497
   4,494   Marshall & Ilsley Corp............................       123,046
   3,255   North Fork Bancorporation, Inc...................        109,824
   4,547   Northern Trust Corp...............................       159,372
   4,551   Regions Financial Corp............................       151,821
   6,172   Synovus Financial Corp............................       119,737
  39,426   U.S. Bancorp......................................       836,620
   4,026   Union Planters Corp...............................       113,292
   1,823   Zions Bancorporation..............................        71,733
                                                               ------------
                                                                  2,612,667
                                                               ------------
           RESTAURANTS (0.5%)
   3,440   Darden Restaurants, Inc...........................        70,348
  26,125   McDonald's Corp...................................       420,090
   7,993   Starbucks Corp.*..................................       162,897
   2,276   Wendy's International, Inc........................        61,611
   6,083   Yum! Brands, Inc.*................................       147,330
                                                               ------------
                                                                    862,276
                                                               ------------
           SAVINGS BANKS (0.6%)
   4,563   Charter One Financial, Inc........................       131,095
   3,076   Golden West Financial Corp........................       220,888
  19,485   Washington Mutual, Inc............................       672,817
                                                               ------------
                                                                  1,024,800
                                                               ------------
           SEMICONDUCTORS (2.2%)
   7,069   Advanced Micro Devices, Inc.*.....................        45,666
   7,873   Altera Corp.*.....................................        97,153
   7,527   Analog Devices, Inc.*.............................       179,669
   5,946   Applied Micro Circuits Corp.*.....................        21,941

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   5,678   Broadcom Corp. (Class A)*.........................  $     85,511
 136,356   Intel Corp........................................     2,123,063
   6,421   Linear Technology Corp............................       165,148
   7,654   LSI Logic Corp.*..................................        44,164
   6,594   Maxim Integrated Products, Inc....................       217,866
  12,453   Micron Technology, Inc.*..........................       121,292
   3,724   National Semiconductor Corp.*.....................        55,897
   3,150   NVIDIA Corp.*.....................................        36,257
   3,304   PMC - Sierra, Inc.*...............................        18,370
  35,628   Texas Instruments, Inc............................       534,776
   6,938   Xilinx, Inc.*.....................................       142,923
                                                               ------------
                                                                  3,889,696
                                                               ------------
           SERVICES TO THE HEALTH INDUSTRY (0.2%)
   8,159   Healthsouth Corp.*................................        34,268
   5,735   IMS Health Inc....................................        91,760
   2,013   Quest Diagnostics Inc.*...........................       114,540
   2,358   Quintiles Transnational Corp.*....................        28,532
                                                               ------------
                                                                    269,100
                                                               ------------
           SPECIALTY INSURANCE (0.2%)
   2,105   Ambac Financial Group, Inc........................       118,385
   2,934   MBIA, Inc.........................................       128,685
   2,041   MGIC Investment Corp..............................        84,293
                                                               ------------
                                                                    331,363
                                                               ------------
           SPECIALTY STORES (0.4%)
   2,028   AutoZone, Inc.*...................................       143,278
   6,022   Bed Bath & Beyond Inc.*...........................       207,940
   6,351   Office Depot, Inc.*...............................        93,741
   9,686   Staples, Inc.*....................................       177,254
   2,894   Tiffany & Co......................................        69,196
   4,373   Toys 'R' Us, Inc.*................................        43,730
                                                               ------------
                                                                    735,139
                                                               ------------
           SPECIALTY TELECOMMUNICATIONS (0.2%)
   2,935   CenturyTel, Inc...................................        86,230

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

   5,809   Citizens Communications Co.*......................  $     61,285
  34,894   Qwest Communications International, Inc.*.........       174,470
                                                               ------------
                                                                    321,985
                                                               ------------
           STEEL (0.1%)
   1,601   Allegheny Technologies Inc........................         9,974
   1,550   Nucor Corp........................................        64,015
   2,011   United States Steel Corp..........................        26,384
   1,697   Worthington Industries, Inc.......................        25,862
                                                               ------------
                                                                    126,235
                                                               ------------
           TELECOMMUNICATION EQUIPMENT (0.8%)
  16,395   ADC Telecommunications, Inc.*.....................        34,266
   1,948   Andrew Corp.*.....................................        20,025
   8,884   CIENA Corp.*......................................        45,664
   3,862   Comverse Technology, Inc.*........................        38,697
  23,628   Corning Inc.*.....................................        78,209
  70,652   Lucent Technologies Inc.*.........................        89,022
  47,359   Motorola, Inc.....................................       409,655
  16,159   QUALCOMM Inc.*....................................       588,026
   8,480   Tellabs, Inc.*....................................        61,650
                                                               ------------
                                                                  1,365,214
                                                               ------------
           TOBACCO (1.1%)
  42,577   Philip Morris Companies, Inc......................     1,725,646
   1,780   R. J. Reynolds Tobacco Holdings, Inc..............        74,956
   3,477   UST, Inc..........................................       116,236
                                                               ------------
                                                                  1,916,838
                                                               ------------
           TOOLS/HARDWARE (0.1%)
   1,598   Black & Decker Corp...............................        68,538
   1,156   Snap-On, Inc......................................        32,495
   1,817   Stanley Works (The)...............................        62,832
                                                               ------------
                                                                    163,865
                                                               ------------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (0.4%)
   7,084   Caterpillar, Inc..................................       323,880

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - S&P 500 Index
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

     822   Cummins Inc.......................................  $     23,123
   4,911   Deere & Co........................................       225,169
   1,201   Navistar International Corp.*.....................        29,196
   2,301   PACCAR, Inc.......................................       106,145
                                                               ------------
                                                                    707,513
                                                               ------------
           WHOLESALE DISTRIBUTORS (0.1%)
   3,595   Genuine Parts Co..................................       110,726
   1,860   Grainger (W.W.), Inc..............................        95,883
                                                               ------------
                                                                    206,609
                                                               ------------
           WIRELESS TELECOMMUNICATIONS (0.4%)
  55,758   AT&T Wireless Services Inc.*......................       315,033
  19,823   Nextel Communications, Inc. (Class A)*............       228,956
  20,563   Sprint Corp. (PCS Group)*.........................        90,066
                                                               ------------
                                                                    634,055
                                                               ------------
           TOTAL COMMON STOCKS
            (COST $226,147,125)..............................   166,603,016
                                                               ------------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                         VALUE

---------------------------------------------------------------------------

           SHORT-TERM INVESTMENT (a) (3.8%)
           U.S. GOVERNMENT AGENCY
$  6,700   Federal National Mortgage Assoc. 0.75% due
            01/02/03
            (COST $6,699,860)................................  $  6,699,860
                                                               ------------

  TOTAL INVESTMENTS
   (COST $232,846,985) (b)..........................    99.7%  173,302,876
  OTHER ASSETS IN EXCESS OF LIABILITIES.............     0.3       462,875
                                                      ------  ------------
  NET ASSETS........................................   100.0% $173,765,751
                                                      ======  ============

---------------------

  *   NON-INCOME PRODUCING SECURITY.

 ** A PORTION OF THIS SECURITY IS SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $9,231,082 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $68,775,191, RESULTING IN NET UNREALIZED DEPRECIATION OF $59,544,109.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2002:
NUMBER OF                   DESCRIPTION, DELIVERY       UNDERLYING FACE    UNREALIZED
CONTRACTS   LONG/SHORT         MONTH, AND YEAR          AMOUNT AT VALUE   DEPRECIATION

----------------------------------------------------------------------------------------

    31         Long     S&P 500 Index March/2003          $6,811,475        $(103,524)

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

--------------------------------------------------------------------------

           COMMON STOCKS (99.0%)
           AUSTRALIA (1.4%)
           MEDIA CONGLOMERATES
  63,895   News Corporation Ltd. (The).......................  $   411,428
                                                               -----------
           FINLAND (1.1%)
           PULP & PAPER
  28,662   Stora Enso Oyj (Registered Shares)................      302,456
                                                               -----------
           FRANCE (7.1%)
           CONSTRUCTION MATERIALS
   3,734   Lafarge S.A.*.....................................      281,506
                                                               -----------
           ELECTRICAL PRODUCTS
   6,964   Schneider Electric S.A.*..........................      329,707
                                                               -----------
           MAJOR BANKS
  10,900   BNP Paribas S.A.*.................................      444,410
                                                               -----------
           OIL REFINING/MARKETING
   4,642   Total Fina Elf S.A................................      663,365
                                                               -----------
           PHARMACEUTICALS: MAJOR
   5,147   Aventis S.A.......................................      279,945
                                                               -----------
           TOTAL FRANCE......................................    1,998,933
                                                               -----------
           GERMANY (4.6%)
           CHEMICALS: MAJOR DIVERSIFIED
  12,112   BASF AG...........................................      458,851
                                                               -----------
           MAJOR TELECOMMUNICATIONS
  24,750   Deutsche Telekom AG (Registered Shares)...........      318,347
                                                               -----------
           MOTOR VEHICLES
   7,065   Volkswagen AG.....................................      257,710
                                                               -----------
           PHARMACEUTICALS: MAJOR
   5,853   Schering AG.......................................      254,737
                                                               -----------
           TOTAL GERMANY.....................................    1,289,645
                                                               -----------
           ITALY (1.2%)
           MAJOR BANKS
  87,603   UniCredito Italiano SpA...........................      350,456
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           JAPAN (10.7%)
           COMMERCIAL PRINTING/FORMS
  29,000   Dai Nippon Printing Co., Ltd......................  $   320,567
                                                               -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS
  10,000   Canon, Inc........................................      376,326
  40,000   Matsushita Electric Industrial Co., Ltd...........      394,006
                                                               -----------
                                                                   770,332
                                                               -----------
           ELECTRONICS/APPLIANCES
   2,400   Sony Corp.........................................      100,219
                                                               -----------
           GAS DISTRIBUTORS
 129,000   Tokyo Gas Co., Ltd................................      404,007
                                                               -----------
           INDUSTRIAL MACHINERY
   6,500   Fanuc Ltd.........................................      287,296
                                                               -----------
           MAJOR BANKS
  41,000   Sumitomo Trust & Banking Co., Ltd.................      166,030
                                                               -----------
           PHARMACEUTICALS: MAJOR
   8,100   Takeda Chemical Industries, Ltd...................      338,239
                                                               -----------
           REAL ESTATE DEVELOPMENT
  42,000   Mitsubishi Estate Co., Ltd........................      319,650
                                                               -----------
           WIRELESS TELECOMMUNICATIONS
     163   NTT DoCoMo, Inc...................................      300,530
                                                               -----------
           TOTAL JAPAN.......................................    3,006,870
                                                               -----------
           NETHERLANDS (2.8%)
           INTEGRATED OIL
  17,600   Royal Dutch Petroleum Co..........................      775,236
                                                               -----------
           PORTUGAL (1.3%)
           MAJOR TELECOMMUNICATIONS
  54,398   Portugal Telecom, SGPS, S.A. (Registered
            Shares)..........................................      374,122
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           SOUTH KOREA (0.6%)
           SEMICONDUCTORS
   1,211   Samsung Electronics Co., Ltd. (GDR) - 144A*+......  $   158,944
                                                               -----------
           SWITZERLAND (2.3%)
           FOOD: MAJOR DIVERSIFIED
   2,337   Nestle S.A. (Registered Shares)*..................      495,722
                                                               -----------
           PHARMACEUTICALS: MAJOR
   2,036   Roche Holdings AG.................................      142,018
                                                               -----------
           TOTAL SWITZERLAND.................................      637,740
                                                               -----------
           UNITED KINGDOM (14.8%)
           AEROSPACE & DEFENSE
  72,019   BAE Systems PLC...................................      143,877
                                                               -----------
           ALUMINUM
  35,695   BHP Billiton PLC..................................      190,784
                                                               -----------
           ELECTRIC UTILITIES
  48,041   National Grid Transco PLC.........................      353,326
                                                               -----------
           FOOD RETAIL
  97,244   Tesco PLC.........................................      303,940
                                                               -----------
           INVESTMENT MANAGERS
  44,205   Amvescap PLC......................................      283,450
                                                               -----------
           MAJOR BANKS
  42,423   Barclays PLC......................................      263,139
     376   HBOS PLC..........................................        3,968
  22,115   HSBC Holdings PLC.................................      244,596
                                                               -----------
                                                                   511,703
                                                               -----------
           MULTI-LINE INSURANCE
  41,898   Aviva PLC.........................................      299,033
                                                               -----------
           PHARMACEUTICALS: MAJOR
  10,042   AstraZeneca PLC...................................      359,166
  21,204   GlaxoSmithKline PLC...............................      407,208
                                                               -----------
                                                                   766,374
                                                               -----------
           PUBLISHING: BOOKS/MAGAZINES
  39,562   Reed Elsevier PLC.................................      339,088
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           WIRELESS TELECOMMUNICATIONS
 532,982   Vodafone Group PLC................................  $   972,463
                                                               -----------
           TOTAL UNITED KINGDOM..............................    4,164,038
                                                               -----------
           UNITED STATES (51.1%)
           ADVERTISING/MARKETING SERVICES
   4,619   Omnicom Group, Inc................................      298,387
                                                               -----------
           AEROSPACE & DEFENSE
  10,294   Raytheon Co.......................................      316,540
                                                               -----------
           AIR FREIGHT/COURIERS
   5,361   FedEx Corp........................................      290,673
                                                               -----------
           ALUMINUM
   8,300   Alcoa, Inc........................................      189,074
                                                               -----------
           BEVERAGES: NON-ALCOHOLIC
  13,725   Coca-Cola Co. (The)...............................      601,429
                                                               -----------
           BIOTECHNOLOGY
   6,964   Amgen Inc.*.......................................      336,640
                                                               -----------
           COMPUTER COMMUNICATIONS
  43,213   Cisco Systems, Inc.*..............................      566,090
                                                               -----------
           DATA PROCESSING SERVICES
   4,182   First Data Corp...................................      148,085
                                                               -----------
           DISCOUNT STORES
   6,661   Wal-Mart Stores, Inc..............................      336,447
                                                               -----------
           ELECTRIC UTILITIES
   6,863   Exelon Corp.......................................      362,161
                                                               -----------
           ELECTRONIC PRODUCTION EQUIPMENT
  13,624   Applied Materials, Inc.*..........................      177,521
                                                               -----------
           FINANCE/RENTAL/LEASING
   2,100   Fannie Mae........................................      135,093
                                                               -----------
           FINANCIAL CONGLOMERATES
  24,222   Citigroup, Inc....................................      852,372
                                                               -----------
           HOME IMPROVEMENT CHAINS
  13,423   Home Depot, Inc. (The)............................      321,615
                                                               -----------
           HOUSEHOLD/PERSONAL CARE
   8,377   Kimberly-Clark Corp...............................      397,656
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           INDUSTRIAL CONGLOMERATES
  20,891   General Electric Co...............................  $   508,696
   8,679   Ingersoll Rand Co. (Class A)......................      373,718
                                                               -----------
                                                                   882,414
                                                               -----------
           INFORMATION TECHNOLOGY SERVICES
  17,390   Accenture Ltd. (Class A) (Bermuda)*...............      312,846
   4,642   International Business Machines Corp..............      359,755
                                                               -----------
                                                                   672,601
                                                               -----------
           INSURANCE BROKERS/SERVICES
   4,500   Marsh & McLennan Companies, Inc...................      207,945
                                                               -----------
           INTEGRATED OIL
   9,284   Exxon Mobil Corp..................................      324,383
                                                               -----------
           INVESTMENT BANKS/BROKERS
   5,753   Lehman Brothers Holdings, Inc.....................      306,577
                                                               -----------
           MAJOR BANKS
   8,982   Bank of America Corp..............................      624,878
                                                               -----------
           MAJOR TELECOMMUNICATIONS
  12,268   Verizon Communications Inc........................      475,385
                                                               -----------
           MEDIA CONGLOMERATES
   8,982   Viacom, Inc. (Class B) (Non-Voting)*..............      366,106
                                                               -----------
           MULTI-LINE INSURANCE
   5,347   American International Group, Inc.................      309,324
                                                               -----------
           OILFIELD SERVICES/EQUIPMENT
   7,468   Schlumberger Ltd..................................      314,328
                                                               -----------
           PACKAGED SOFTWARE
   6,157   Mercury Interactive Corp.*........................      182,555
  15,053   Microsoft Corp.*..................................      778,240
                                                               -----------
                                                                   960,795
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           PHARMACEUTICALS: MAJOR
   8,477   Lilly (Eli) & Co..................................  $   538,290
   6,762   Merck & Co., Inc..................................      382,797
  27,194   Pfizer, Inc.......................................      831,321
                                                               -----------
                                                                 1,752,408
                                                               -----------
           PRECIOUS METALS
  10,396   Newmont Mining Corp...............................      301,796
                                                               -----------
           PROPERTY - CASUALTY INSURERS
   1,024   Travelers Property Casualty Corp. (Class A)*......       15,002
   2,105   Travelers Property Casualty Corp. (Class B)*......       30,838
                                                               -----------
                                                                    45,840
                                                               -----------
           PUBLISHING: NEWSPAPERS
   7,267   New York Times Co. (The) (Class A)................      332,320
                                                               -----------
           SAVINGS BANKS
   8,982   Washington Mutual, Inc............................      310,148
                                                               -----------
           SEMICONDUCTORS
  17,359   Intel Corp........................................      270,280
  13,928   Texas Instruments, Inc............................      209,059
                                                               -----------
                                                                   479,339
                                                               -----------
           TELECOMMUNICATION EQUIPMENT
  41,278   Motorola, Inc.....................................      357,055
                                                               -----------
           TOTAL UNITED STATES...............................   14,353,425
                                                               -----------
           TOTAL COMMON STOCKS
            (COST $31,809,752)...............................   27,823,293
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                        VALUE

--------------------------------------------------------------------------

           SHORT-TERM INVESTMENT (0.4%)
           REPURCHASE AGREEMENT
 $   103   The Bank of New York 0.563% due 01/02/03 (dated
            12/31/02; proceeds $103,281) (a)
            (COST $103,278)..................................  $   103,278
                                                               -----------

  TOTAL INVESTMENTS
   (COST $31,913,030) (b)...........................    99.4%  27,926,571
  OTHER ASSETS IN EXCESS OF LIABILITIES.............     0.6      169,274
                                                      ------  -----------
  NET ASSETS........................................   100.0% $28,095,845
                                                      ======  ===========

---------------------

 GDR  GLOBAL DEPOSITORY RECEIPT.
  *   NON-INCOME PRODUCING SECURITY.

  +   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 (a) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION ADJUSTABLE RATE MORTGAGE 5.515% DUE 12/01/31 VALUED AT $105,344.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $913,845 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $4,900,304, RESULTING IN NET UNREALIZED DEPRECIATION OF $3,986,459.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

FORWARD FOREIGN CURRENCY CONTRACTS OPEN AT DECEMBER 31, 2002:
                                                            UNREALIZED
     CONTRACTS            IN EXCHANGE         DELIVERY     APPRECIATION
     TO DELIVER               FOR               DATE      (DEPRECIATION)

-------------------------------------------------------------------------

EUR          900,000  CAD        1,402,977    01/06/03       $(53,278)
JPY       36,000,000  $            294,418    01/06/03         (8,735)
CAD        1,466,901  EUR          900,000    01/06/03         12,660
$            155,717  EUR          150,000    01/06/03          1,742
$            300,150  JPY       36,000,000    01/06/03          3,003
$             40,548  CAD           63,924    01/06/03             80
GBP          600,000  $            930,540    01/06/03        (35,688)
$            960,582  GBP          600,000    01/06/03          5,646
EUR          150,000  $            149,793    01/06/03         (7,665)
JPY       36,000,000  SEK        2,679,229    01/06/03          4,989
SEK        2,649,007  JPY       36,000,000    01/07/03         (1,477)
JPY       16,569,433  $            139,591    01/08/03            (94)
JPY       34,000,000  SEK        2,509,781    02/04/03          1,412
JPY       34,000,000  CHF          397,512    02/04/03          1,367
EUR        1,100,000  $          1,139,160    02/04/03        (14,080)
GBP          530,000  CAD        1,328,535    02/04/03         (8,508)
                                                             --------
      Net unrealized depreciation.......................     $(98,626)
                                                             ========

 CURRENCY ABBREVIATIONS:
 GBP  British Pound.
 CAD  Canadian Dollar.
 EUR  Euro.
 JPY  Japanese Yen.
 SEK  Swedish Krona.
 CHF  Swiss Franc.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Global Advantage
SUMMARY OF INVESTMENTS / / DECEMBER 31, 2002

                                                                 PERCENT OF
INDUSTRY                                               VALUE     NET ASSETS

---------------------------------------------------------------------------

Advertising/Marketing Services....................  $   298,387       1.1%
Aerospace & Defense...............................      460,418       1.6
Air Freight/Couriers..............................      290,673       1.0
Aluminum..........................................      379,858       1.4
Beverages: Non-Alcoholic..........................      601,430       2.1
Biotechnology.....................................      336,640       1.2
Chemicals: Major Diversified......................      458,851       1.6
Commercial Printing/Forms.........................      320,567       1.1
Computer Communications...........................      566,090       2.0
Construction Materials............................      281,506       1.0
Data Processing Services..........................      148,085       0.5
Discount Stores...................................      336,447       1.2
Electric Utilities................................      715,486       2.6
Electrical Products...............................      329,707       1.2
Electronic Equipment/ Instruments.................      770,332       2.7
Electronic Production Equipment...................      177,521       0.6
Electronics/Appliances............................      100,219       0.4
Finance/Rental/Leasing............................      135,093       0.5
Financial Conglomerates...........................      852,372       3.0
Food Retail.......................................      303,939       1.1
Food: Major Diversified...........................      495,722       1.8
Gas Distributors..................................      404,007       1.4
Home Improvement Chains...........................      321,615       1.1
Household/Personal Care...........................      397,656       1.4
Industrial Conglomerates..........................      882,414       3.1
Industrial Machinery..............................      287,296       1.0
Information Technology Services...................      672,601       2.4
Insurance Brokers/Services........................      207,945       0.7
Integrated Oil....................................    1,099,619       3.9

                                                                 PERCENT OF
INDUSTRY                                               VALUE     NET ASSETS

---------------------------------------------------------------------------

Investment Banks/Brokers..........................  $   306,577       1.1%
Investment Managers...............................      283,450       1.0
Major Banks.......................................    2,097,475       7.5
Major Telecommunications..........................    1,167,854       4.2
Media Conglomerates...............................      777,535       2.8
Motor Vehicles....................................      257,710       0.9
Multi-Line Insurance..............................      608,357       2.2
Oil Refining/Marketing............................      663,365       2.4
Oilfield Services/Equipment.......................      314,328       1.1
Packaged Software.................................      960,795       3.4
Pharmaceuticals: Major............................    3,533,720      12.6
Precious Metals...................................      301,796       1.1
Property - Casualty Insurers......................       45,840       0.2
Publishing: Books/Magazines.......................      339,088       1.2
Publishing: Newspapers............................      332,320       1.2
Pulp & Paper......................................      302,456       1.1
Real Estate Development...........................      319,650       1.1
Savings Banks.....................................      310,149       1.1
Semiconductors....................................      638,283       2.3
Telecommunication Equipment.......................      357,055       1.3
Wireless Telecommunications.......................    1,272,994       4.5
Repurchase Agreement..............................      103,278       0.4
                                                    -----------   -------
                                                    $27,926,571      99.4%
                                                    ===========   =======

TYPE OF INVESTMENT

---------------------------------------------------------------------------

Common Stocks.....................................  $27,823,293      99.0%
Short-Term Investment.............................      103,278       0.4
                                                    -----------   -------
                                                    $27,926,571      99.4%
                                                    ===========   =======

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

--------------------------------------------------------------------------

           COMMON STOCKS (90.5%)
           ADVERTISING/MARKETING SERVICES (0.2%)
   1,800   Omnicom Group, Inc................................  $   116,280
                                                               -----------
           AEROSPACE & DEFENSE (1.5%)
   7,100   Lockheed Martin Corp..............................      410,025
   4,600   Northrop Grumman Corp.............................      446,200
                                                               -----------
                                                                   856,225
                                                               -----------
           AIR FREIGHT/COURIERS (1.3%)
   5,100   Expeditors International of Washington, Inc.......      166,515
   5,600   FedEx Corp........................................      303,632
   4,600   United Parcel Service, Inc. (Class B).............      290,168
                                                               -----------
                                                                   760,315
                                                               -----------
           APPAREL/FOOTWEAR (0.5%)
   8,800   Coach, Inc.*......................................      289,696
                                                               -----------
           APPAREL/FOOTWEAR RETAIL (1.8%)
  16,100   Gap, Inc. (The)...................................      249,872
  15,200   Hot Topic, Inc.*..................................      347,776
   3,300   Ross Stores, Inc..................................      139,887
  14,000   TJX Companies, Inc. (The).........................      273,280
                                                               -----------
                                                                 1,010,815
                                                               -----------
           AUTO PARTS: O.E.M. (0.2%)
   1,500   Eaton Corp........................................      117,165
                                                               -----------
           BEVERAGES: ALCOHOLIC (0.8%)
   9,710   Anheuser-Busch Companies, Inc.....................      469,964
                                                               -----------
           BEVERAGES: NON-ALCOHOLIC (1.1%)
   5,500   Coca-Cola Co. (The)...............................      241,010
  18,900   Coca-Cola Enterprises Inc.........................      410,508
                                                               -----------
                                                                   651,518
                                                               -----------
           BIOTECHNOLOGY (4.2%)
  19,900   Amgen Inc.*.......................................      961,966
  14,570   MedImmune, Inc.*..................................      395,867
  12,500   Neurocrine Biosciences, Inc.*.....................      570,750

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   9,500   NPS Pharmaceuticals, Inc.*........................  $   239,115
   4,900   Trimeris, Inc.*...................................      211,141
                                                               -----------
                                                                 2,378,839
                                                               -----------
           BROADCASTING (0.7%)
   4,900   USA Interactive*..................................      112,014
   7,100   Westwood One, Inc.*...............................      265,256
                                                               -----------
                                                                   377,270
                                                               -----------
           CABLE/SATELLITE TV (0.9%)
   9,700   Comcast Corp. (Class A)*..........................      228,629
  13,600   EchoStar Communications Corp. (Class A)*..........      302,736
                                                               -----------
                                                                   531,365
                                                               -----------
           CHEMICALS: MAJOR DIVERSIFIED (0.2%)
   3,300   Du Pont (E.I.) de Nemours & Co....................      139,920
                                                               -----------
           CHEMICALS: SPECIALTY (0.6%)
   4,000   Air Products & Chemicals, Inc.....................      171,000
   3,100   Praxair, Inc......................................      179,087
                                                               -----------
                                                                   350,087
                                                               -----------
           COMPUTER COMMUNICATIONS (1.2%)
  40,900   Cisco Systems, Inc.*..............................      535,790
  10,600   NetScreen Technologies, Inc.*.....................      178,504
                                                               -----------
                                                                   714,294
                                                               -----------
           COMPUTER PERIPHERALS (0.7%)
   6,600   Imation Corp*.....................................      231,528
   2,700   Lexmark International, Inc.*......................      163,350
                                                               -----------
                                                                   394,878
                                                               -----------
           COMPUTER PROCESSING HARDWARE (1.2%)
  10,600   Dell Computer Corp.*..............................      283,444
  23,400   Hewlett-Packard Co................................      406,224
                                                               -----------
                                                                   689,668
                                                               -----------
           CONTAINERS/PACKAGING (0.2%)
   7,700   Smurfit-Stone Container Corp.*....................      118,511
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           CONTRACT DRILLING (0.8%)
  10,300   ENSCO International Inc...........................  $   303,335
   7,900   Rowan Companies, Inc.*............................      179,330
                                                               -----------
                                                                   482,665
                                                               -----------
           DEPARTMENT STORES (0.2%)
   4,800   Penney (J.C.) Co., Inc............................      110,448
                                                               -----------
           DISCOUNT STORES (2.7%)
  30,500   Wal-Mart Stores, Inc.**...........................    1,540,555
                                                               -----------
           ELECTRIC UTILITIES (0.5%)
   7,000   Consolidated Edison, Inc..........................      299,740
                                                               -----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.2%)
   3,200   Canon, Inc. (ADR) (Japan).........................      117,920
                                                               -----------
           ELECTRONICS/ APPLIANCES (0.5%)
   7,800   Eastman Kodak Co..................................      273,312
                                                               -----------
           FINANCE/RENTAL/ LEASING (2.1%)
   2,100   Countrywide Financial Corp........................      108,465
  13,500   Freddie Mac.......................................      797,175
   3,100   SLM Corp..........................................      321,966
                                                               -----------
                                                                 1,227,606
                                                               -----------
           FINANCIAL CONGLOMERATES (2.1%)
  33,600   Citigroup, Inc.**.................................    1,182,384
                                                               -----------
           FINANCIAL PUBLISHING/ SERVICES (0.1%)
   1,800   Moody's Corp......................................       74,322
                                                               -----------
           FOOD RETAIL (0.7%)
   7,100   Whole Foods Market, Inc.*.........................      374,383
                                                               -----------
           FOOD: MAJOR DIVERSIFIED (1.0%)
   4,900   Kraft Foods Inc. (Class A)........................      190,757
   5,600   PepsiCo, Inc......................................      236,432
   2,400   Unilever N.V. (ADR) (Netherlands).................      148,104
                                                               -----------
                                                                   575,293
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           FOOD: MEAT/FISH/DAIRY (1.0%)
   7,000   Dean Foods Co.*...................................  $   259,700
   4,600   Dreyer's Grand Ice Cream, Inc.....................      326,416
                                                               -----------
                                                                   586,116
                                                               -----------
           HOME FURNISHINGS (0.2%)
   4,400   Newell Rubbermaid, Inc............................      133,452
                                                               -----------
           HOSPITAL/NURSING MANAGEMENT (1.3%)
  17,300   HCA Inc...........................................      717,950
                                                               -----------
           HOUSEHOLD/PERSONAL CARE (2.6%)
   5,500   Avon Products, Inc.*..............................      296,285
   2,800   Clorox Co. (The)..................................      115,500
   7,000   International Flavors & Fragrances, Inc...........      245,700
  10,000   Procter & Gamble Co. (The)........................      859,400
                                                               -----------
                                                                 1,516,885
                                                               -----------
           INDUSTRIAL CONGLOMERATES (2.1%)
   3,200   3M Co.............................................      394,560
  34,100   General Electric Co...............................      830,335
                                                               -----------
                                                                 1,224,895
                                                               -----------
           INDUSTRIAL MACHINERY (0.5%)
   2,200   Illinois Tool Works Inc...........................      142,692
   2,500   Parker-Hannifin Corp..............................      115,325
                                                               -----------
                                                                   258,017
                                                               -----------
           INDUSTRIAL SPECIALTIES (0.3%)
   3,500   Ecolab, Inc.......................................      173,250
                                                               -----------
           INFORMATION TECHNOLOGY SERVICES (1.8%)
   4,500   Anteon International Corp.*.......................      108,000
   2,100   Infosys Technologies Ltd. (ADR) (India)...........      146,055
   6,300   International Business Machines Corp..............      488,250
  11,300   J.D. Edwards & Co.*...............................      127,464
   6,200   PeopleSoft, Inc.*.................................      113,460
   1,900   Wipro Ltd. (ADR) (India)..........................       63,650
                                                               -----------
                                                                 1,046,879
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           INSURANCE BROKERS/ SERVICES (0.3%)
   5,200   Willis Group Holdings Ltd.*.......................  $   149,084
                                                               -----------
           INTEGRATED OIL (1.1%)
  17,900   Exxon Mobil Corp..................................      625,426
                                                               -----------
           INTERNET RETAIL (0.3%)
  10,300   Amazon.com, Inc.*.................................      194,567
                                                               -----------
           INTERNET SOFTWARE/ SERVICES (0.7%)
  27,000   BEA Systems, Inc.*................................      309,690
   6,800   Yahoo! Inc.*......................................      111,180
                                                               -----------
                                                                   420,870
                                                               -----------
           INVESTMENT BANKS/ BROKERS (1.6%)
   2,900   Bear Stearns Companies, Inc. (The)................      172,260
     900   Goldman Sachs Group, Inc. (The)...................       61,290
  11,000   Lehman Brothers Holdings, Inc.....................      586,190
   3,000   Merrill Lynch & Co., Inc..........................      113,850
                                                               -----------
                                                                   933,590
                                                               -----------
           LIFE/HEALTH INSURANCE (0.3%)
   6,400   AFLAC, Inc........................................      192,768
                                                               -----------
           MAJOR BANKS (4.2%)
  11,700   Bank of America Corp..............................      813,969
  22,100   Bank One Corp.....................................      807,755
  16,800   Wells Fargo & Co..................................      787,416
                                                               -----------
                                                                 2,409,140
                                                               -----------
           MAJOR TELECOMMUNICATIONS (3.5%)
   5,340   AT&T Corp.........................................      139,427
  14,000   France Telecom S.A. (ADR) (France)................      248,780
  23,400   SBC Communications, Inc...........................      634,374
   7,200   Telefonos de Mexico S.A. (Series L) (ADR)
            (Mexico).........................................      230,256
  19,400   Verizon Communications Inc........................      751,750
                                                               -----------
                                                                 2,004,587
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           MANAGED HEALTH CARE (1.6%)
   9,000   Mid Atlantic Medical Services, Inc.*..............  $   291,600
   7,500   UnitedHealth Group Inc............................      626,250
                                                               -----------
                                                                   917,850
                                                               -----------
           MEDIA CONGLOMERATES (2.0%)
  17,200   AOL Time Warner Inc.*.............................      225,320
   8,700   News Corporation Ltd. (The) (ADR) (Australia).....      228,375
  17,000   Viacom, Inc. (Class B) (Non-Voting)*..............      692,920
                                                               -----------
                                                                 1,146,615
                                                               -----------
           MEDICAL SPECIALTIES (3.6%)
   5,700   Biomet, Inc.......................................      163,362
   9,500   Boston Scientific Corp.*..........................      403,940
  13,900   Medtronic, Inc....................................      633,840
  15,300   Varian Medical Systems, Inc.*.....................      758,880
   2,400   Zimmer Holdings, Inc.*............................       99,648
                                                               -----------
                                                                 2,059,670
                                                               -----------
           MISCELLANEOUS MANUFACTURING (0.2%)
   1,700   Danaher Corp......................................      111,690
                                                               -----------
           MOVIES/ENTERTAINMENT (0.4%)
   9,500   Fox Entertainment Group, Inc. (Class A)*..........      246,335
                                                               -----------
           MULTI-LINE INSURANCE (1.7%)
  12,600   American International Group, Inc.................      728,910
   7,000   Safeco Corp.......................................      242,690
                                                               -----------
                                                                   971,600
                                                               -----------
           OFFICE EQUIPMENT/ SUPPLIES (0.2%)
   1,900   Avery Dennison Corp...............................      116,052
                                                               -----------
           OIL & GAS PRODUCTION (2.1%)
   5,400   Anadarko Petroleum Corp...........................      258,660
   7,100   Apache Corp.......................................      404,629
   6,100   Devon Energy Corp.................................      279,990
   6,700   Pogo Producing Co.................................      249,575
                                                               -----------
                                                                 1,192,854
                                                               -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           OIL REFINING/MARKETING (0.3%)
   4,000   Valero Energy Corp................................  $   147,760
                                                               -----------
           OILFIELD SERVICES/ EQUIPMENT (0.6%)
   2,600   Schlumberger Ltd..................................      109,434
   3,100   Smith International, Inc.*........................      101,122
   3,100   Weatherford International Ltd.*...................      123,783
                                                               -----------
                                                                   334,339
                                                               -----------
           OTHER CONSUMER SERVICES (2.2%)
   7,100   Apollo Group, Inc. (Class A)*.....................      312,400
   5,600   Corinthian Colleges, Inc.*........................      212,016
   4,400   eBay, Inc.*.......................................      298,408
   9,600   Weight Watchers International, Inc.*..............      441,312
                                                               -----------
                                                                 1,264,136
                                                               -----------
           PACKAGED SOFTWARE (5.3%)
   8,300   Autodesk, Inc.....................................      118,690
   6,400   Intuit Inc.*......................................      300,288
   7,200   Mercury Interactive Corp.*........................      213,480
  31,700   Microsoft Corp.*..................................    1,638,890
  10,300   Network Associates, Inc.*.........................      165,727
   7,900   Oracle Corp.*.....................................       85,320
   9,000   SAP AG (ADR) (Germany)............................      175,500
   8,300   Symantec Corp.*...................................      335,735
                                                               -----------
                                                                 3,033,630
                                                               -----------
           PHARMACEUTICALS: MAJOR (5.0%)
   9,400   Abbott Laboratories...............................      376,000
   3,900   Lilly (Eli) & Co..................................      247,650
  58,100   Pfizer, Inc.......................................    1,776,117
  12,100   Wyeth.............................................      452,540
                                                               -----------
                                                                 2,852,307
                                                               -----------
           PHARMACEUTICALS: OTHER (0.6%)
   1,700   Forest Laboratories, Inc.*........................      166,974
   3,800   Teva Pharmaceutical Industries Ltd. (ADR)
            (Israel).........................................      146,718
                                                               -----------
                                                                   313,692
                                                               -----------

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

           PRECIOUS METALS (3.9%)
   7,300   Freeport-McMoRan Copper & Gold, Inc.
            (Class B)*.......................................  $   122,494
  22,600   Gold Fields Ltd. (ADR) (South Africa).............      315,496
  42,800   Goldcorp Inc. (Canada)............................      544,416
   9,400   Meridian Gold Inc. (Canada)*......................      165,722
  38,200   Newmont Mining Corp...............................    1,108,946
                                                               -----------
                                                                 2,257,074
                                                               -----------
           PROPERTY - CASUALTY INSURERS (1.7%)
   7,500   Allstate Corp. (The) (Note 4).....................      277,425
     200   Berkshire Hathaway, Inc. (Class B)*...............      484,600
   2,900   XL Capital Ltd. (Class A) (Bermuda)...............      224,025
                                                               -----------
                                                                   986,050
                                                               -----------
           PUBLISHING: NEWSPAPERS (0.5%)
   1,700   Gannett Co., Inc..................................      122,060
   3,800   Tribune Co........................................      172,748
                                                               -----------
                                                                   294,808
                                                               -----------
           PULP & PAPER (0.3%)
   5,000   International Paper Co............................      174,850
                                                               -----------
           RECREATIONAL PRODUCTS (0.9%)
   3,400   Electronic Arts Inc.*.............................      169,218
   4,300   International Game Technology*....................      326,456
                                                               -----------
                                                                   495,674
                                                               -----------
           REGIONAL BANKS (0.3%)
   2,500   Fifth Third Bancorp...............................      146,375
                                                               -----------
           RESTAURANTS (0.9%)
   4,700   Applebee's International, Inc.....................      108,998
   4,900   Brinker International, Inc.*......................      158,025
   6,900   Cheesecake Factory, Inc. (The)*...................      249,435
                                                               -----------
                                                                   516,458
                                                               -----------
           SEMICONDUCTORS (1.9%)
   5,800   Linear Technology Corp............................      149,176

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Aggressive Equity
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

--------------------------------------------------------------------------

   7,900   Maxim Integrated Products, Inc....................  $   261,016
   7,050   Microchip Technology Inc..........................      172,372
  24,900   STMicroelectronics N.V. (Netherlands).............      485,799
                                                               -----------
                                                                 1,068,363
                                                               -----------
           SPECIALTY STORES (0.8%)
   6,600   Bed Bath & Beyond Inc.*...........................      227,898
   4,600   Claire's Stores, Inc..............................      101,522
   6,500   Staples, Inc.*....................................      118,950
                                                               -----------
                                                                   448,370
                                                               -----------
           TELECOMMUNICATION EQUIPMENT (1.2%)
   5,900   Inter-Tel, Inc....................................      123,369
  21,900   Nokia Corp. (ADR) (Finland).......................      339,450
   5,500   QUALCOMM Inc.*....................................      200,145
                                                               -----------
                                                                   662,964
                                                               -----------
           TELECOMMUNICATIONS (0.1%)
   4,400   Nextel Communications, Inc. (Class A)*............       50,820
                                                               -----------
           TRUCKS/CONSTRUCTION/FARM MACHINERY (0.9%)
  14,000   AGCO Corp.*.......................................      309,400
   4,700   Deere & Co........................................      215,495
                                                               -----------
                                                                   524,895
                                                               -----------
           WIRELESS TELECOMMUNICATIONS (1.3%)
  40,400   Vodafone Group PLC (ADR) (United Kingdom).........      732,048
                                                               -----------
           TOTAL COMMON STOCKS
            (COST $53,446,222)...............................   51,880,193
                                                               -----------

PRINCIPAL
AMOUNT IN
THOUSANDS                                                        VALUE

--------------------------------------------------------------------------

           SHORT-TERM INVESTMENTS (9.6%)
           U.S. GOVERNMENT AGENCY (a) (9.3%)
 $ 5,300   Federal National Mortgage Assoc. 0.75% due
            01/02/03
            (COST $5,299,890)................................  $ 5,299,890
                                                               -----------
           REPURCHASE AGREEMENT (0.3%)
     175   The Bank of New York 0.563% due 01/02/03 (dated
            12/31/02; proceeds $174,776) (b)
            (COST $174,771)..................................      174,771
                                                               -----------
           TOTAL SHORT-TERM INVESTMENTS
            (COST $5,474,661)................................    5,474,661
                                                               -----------

  TOTAL INVESTMENTS
   (COST $58,920,883) (c)...........................   100.1%  57,354,854
  LIABILITIES IN EXCESS OF OTHER ASSETS.............    (0.1)     (55,475)
                                                      ------  -----------
  NET ASSETS........................................   100.0% $57,299,379
                                                      ======  ===========

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
  *   NON-INCOME PRODUCING SECURITY.
 ** A PORTION OF THIS SECURITY IS SEGREGATED IN CONNECTION WITH OPEN FUTURES CONTRACTS.

 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) COLLATERALIZED BY FEDERAL NATIONAL MORTGAGE ASSOCIATION ADJUSTABLE RATE MORTGAGE 5.515% DUE 12/01/31 VALUED AT $178,266.
 (c) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,513,552 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $3,079,581, RESULTING IN NET UNREALIZED DEPRECIATION OF $1,566,029.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2002:
NUMBER OF                   DESCRIPTION, DELIVERY       UNDERLYING FACE    UNREALIZED
CONTRACTS   LONG/SHORT         MONTH, AND YEAR          AMOUNT AT VALUE   DEPRECIATION

----------------------------------------------------------------------------------------

    3         Short     S&P 500 Index March/2003           $(659,175)        $(2,648)

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                          VALUE

-------------------------------------------------------------------------

           COMMON STOCKS (93.6%)
           ADVERTISING/MARKETING SERVICES (1.1%)
   2,500   Getty Images, Inc.*...............................  $   76,375
                                                               ----------
           AEROSPACE & DEFENSE (0.8%)
   1,000   Lockheed Martin Corp..............................      57,750
                                                               ----------
           BIOTECHNOLOGY (1.9%)
   2,000   Affymetrix, Inc.*.................................      45,780
   1,000   Amgen Inc.*.......................................      48,340
   1,000   Biogen, Inc.*.....................................      40,060
                                                               ----------
                                                                  134,180
                                                               ----------
           BROADCASTING (1.5%)
   2,000   Cumulus Media, Inc. (Class A)*....................      29,740
   1,700   Emmis Communications Corp. (Class A)*.............      35,411
     900   Entercom Communications Corp.*....................      42,228
                                                               ----------
                                                                  107,379
                                                               ----------
           CABLE/SATELLITE TV (1.1%)
   2,700   Cox Communications, Inc. (Class A)*...............      76,680
                                                               ----------
           COMPUTER COMMUNICATIONS (5.4%)
   3,100   Brocade Communications Systems, Inc.*.............      12,834
  23,000   Cisco Systems, Inc.*..............................     301,300
   2,000   Emulex Corp.*.....................................      37,100
   3,100   Foundry Networks, Inc.*...........................      21,824
   1,200   Juniper Networks, Inc.*...........................       8,160
                                                               ----------
                                                                  381,218
                                                               ----------
           COMPUTER PERIPHERALS (1.1%)
   3,100   EMC Corp.*........................................      19,034
   3,000   Maxtor Corp.*.....................................      15,180
   4,000   Network Appliance, Inc.*..........................      40,000
                                                               ----------
                                                                   74,214
                                                               ----------
           COMPUTER PROCESSING HARDWARE (6.0%)
   8,700   Dell Computer Corp.*..............................     232,638

NUMBER OF
 SHARES                                                          VALUE

-------------------------------------------------------------------------

  10,000   Hewlett-Packard Co................................  $  173,600
   5,000   Sun Microsystems, Inc.*...........................      15,550
                                                               ----------
                                                                  421,788
                                                               ----------
           DATA PROCESSING SERVICES (3.7%)
   5,000   Affiliated Computer Services, Inc. (Class A)*.....     263,250
                                                               ----------
           ELECTRONIC COMPONENTS (3.2%)
   2,000   Amphenol Corp. (Class A)*.........................      76,000
   5,000   Flextronics International, Ltd. (Singapore)*......      40,950
   1,000   QLogic Corp.*.....................................      34,510
   1,000   SanDisk Corp.*....................................      20,300
  12,000   Sanmina-SCI Corp.*................................      53,880
                                                               ----------
                                                                  225,640
                                                               ----------
           ELECTRONIC EQUIPMENT/ INSTRUMENTS (0.4%)
  10,000   Toshiba Corp. (Japan)*............................      31,319
                                                               ----------
           ELECTRONIC PRODUCTION EQUIPMENT (3.9%)
   3,000   Advantest Corp. (ADR) (Japan).....................      32,190
   6,000   Applied Materials, Inc.*..........................      78,180
   4,000   ASML Holding NV (Netherlands)*....................      33,440
   1,000   Cymer, Inc.*......................................      32,250
   2,000   KLA-Tencor Corp.*.................................      70,740
   1,000   Novellus Systems, Inc.*...........................      28,080
                                                               ----------
                                                                  274,880
                                                               ----------
           ELECTRONICS/APPLIANCES (0.4%)
     700   Sony Corp. (ADR) (Japan)..........................      28,917
                                                               ----------
           FINANCIAL PUBLISHING/ SERVICES (4.0%)
  12,000   SunGard Data Systems Inc.*........................     282,720
                                                               ----------
           INFORMATION TECHNOLOGY SERVICES (8.2%)
   2,600   Accenture Ltd. (Class A) (Bermuda)*...............      46,774
   9,000   Anteon International Corp.*.......................     216,000
   3,700   BearingPoint, Inc.................................      25,530

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                          VALUE

-------------------------------------------------------------------------

   8,000   Citrix Systems, Inc.*.............................  $   98,560
   3,400   PeopleSoft, Inc.*.................................      62,220
   2,500   SRA International, Inc. (Class A).................      67,725
   3,000   Veridian Corp.*...................................      64,020
                                                               ----------
                                                                  580,829
                                                               ----------
           INTERNET SOFTWARE/ SERVICES (5.8%)
   6,200   BEA Systems, Inc.*................................      71,114
  20,000   Netease.com Inc. (ADR) (China)*...................     229,000
   1,900   Siebel Systems, Inc.*.............................      14,212
  15,000   SINA.com (Hong Kong)*.............................      97,500
                                                               ----------
                                                                  411,826
                                                               ----------
           OILFIELD SERVICES/ EQUIPMENT (0.5%)
     900   Schlumberger Ltd..................................      37,881
                                                               ----------
           PACKAGED SOFTWARE (19.6%)
   2,000   Autodesk, Inc.....................................      28,600
   3,100   Manugistics Group, Inc.*..........................       7,440
   3,700   Mercury Interactive Corp.*........................     109,705
  14,100   Microsoft Corp.*..................................     728,970
  10,600   Network Associates, Inc.*.........................     170,554
   9,300   Oracle Corp.*.....................................     100,440
   1,500   Precise Software Solutions Ltd.*..................      24,765
   6,200   Red Hat, Inc.*....................................      36,642
   3,500   SAP AG (ADR) (Germany)............................      68,250
   1,500   Symantec Corp.*...................................      60,675
   3,000   VERITAS Software Corp.*...........................      46,860
                                                               ----------
                                                                1,382,901
                                                               ----------
           RECREATIONAL PRODUCTS (3.8%)
   2,500   Electronic Arts Inc.*.............................     124,425
   1,000   Leapfrog Enterprises, Inc.........................      25,150
   5,000   Take-Two Interactive Software, Inc.*..............     117,450
                                                               ----------
                                                                  267,025
                                                               ----------

NUMBER OF
 SHARES                                                          VALUE

-------------------------------------------------------------------------

           SEMICONDUCTORS (15.3%)
   3,250   02Micro International Ltd. (Cayman Islands)*......  $   31,684
   5,000   Advanced Micro Devices, Inc.*.....................      32,300
  18,000   Intel Corp........................................     280,260
   3,000   Intergrated Circuit Systems, Inc.*................      54,750
   4,000   Intersil Corp. (Class A)*.........................      55,760
   4,000   Linear Technology Corp............................     102,880
   6,000   Marvell Technology Group Ltd. (Bermuda)*..........     113,160
   3,000   Maxim Integrated Products, Inc....................      99,120
   6,000   Microchip Technology Inc..........................     146,700
     300   Micron Technology, Inc.*..........................       2,922
   5,500   Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)
            (Taiwan)*........................................      38,775
   4,400   Texas Instruments, Inc............................      66,044
   2,800   Xilinx, Inc.*.....................................      57,680
                                                               ----------
                                                                1,082,035
                                                               ----------
           TELECOMMUNICATION EQUIPMENT (4.6%)
   2,500   Advanced Fibre Communications, Inc.*..............      41,700
   3,000   Nokia Corp. (ADR) (Finland).......................      46,500
   6,500   QUALCOMM Inc.*....................................     236,535
                                                               ----------
                                                                  324,735
                                                               ----------
           TELECOMMUNICATIONS (1.3%)
  16,000   AT&T Wireless Services Inc.*......................      90,400
                                                               ----------
           TOTAL COMMON STOCKS
            (COST $7,468,363)................................   6,613,942
                                                               ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Information
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN
THOUSANDS                                                        VALUE

-------------------------------------------------------------------------

           SHORT-TERM INVESTMENT (a) (6.5%)
           U.S. GOVERNMENT AGENCY
 $   460   Federal National Mortgage Assoc. 0.75% due
            01/02/03
            (COST $459,990)..................................  $  459,990
                                                               ----------

  TOTAL INVESTMENTS
   (COST $7,928,353) (b)............................   100.1%  7,073,932
  LIABILITIES IN EXCESS OF OTHER ASSETS.............    (0.1)     (5,808)
                                                      ------  ----------
  NET ASSETS........................................   100.0% $7,068,124
                                                      ======  ==========

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATE SHOWN HAS BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $8,639,529. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $333,763 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,899,360, RESULTING IN NET UNREALIZED DEPRECIATION OF $1,565,597.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           COMMON STOCKS (64.4%)
           AEROSPACE & DEFENSE (1.6%)
 229,000   Raytheon Co.......................................  $  7,041,750
                                                               ------------
           AGRICULTURAL COMMODITIES/MILLING (0.4%)
 150,000   Archer-Daniels-Midland Co.........................     1,860,000
                                                               ------------
           APPAREL/FOOTWEAR RETAIL (1.3%)
 350,000   Gap, Inc. (The)...................................     5,432,000
                                                               ------------
           BIOTECHNOLOGY (2.1%)
 250,000   Celgene Corp.*....................................     5,367,500
  61,000   Cephalon, Inc.*...................................     2,968,748
  15,000   Gilead Sciences, Inc.*............................       510,000
  11,000   IDEC Pharmaceuticals Corp.*.......................       364,870
                                                               ------------
                                                                  9,211,118
                                                               ------------
           CHEMICALS: MAJOR DIVERSIFIED (1.1%)
 152,000   Dow Chemical Co. (The)............................     4,514,400
                                                               ------------
           COMPUTER COMMUNICATIONS (0.9%)
 300,000   Cisco Systems, Inc.*..............................     3,930,000
                                                               ------------
           COMPUTER PROCESSING HARDWARE (2.2%)
 230,000   Apple Computer, Inc.*.............................     3,295,900
 234,000   Dell Computer Corp.*..............................     6,257,160
                                                               ------------
                                                                  9,553,060
                                                               ------------
           CONTRACT DRILLING (0.5%)
 102,000   Diamond Offshore Drilling, Inc....................     2,228,700
                                                               ------------
           DISCOUNT STORES (1.1%)
 169,000   Costco Wholesale Corp.*...........................     4,742,140
                                                               ------------
           ELECTRONIC COMPONENTS (0.5%)
 250,000   Flextronics International, Ltd. (Singapore)*......     2,047,500
                                                               ------------
           ELECTRONIC PRODUCTION EQUIPMENT (0.9%)
 287,000   Applied Materials, Inc.*..........................     3,739,610
                                                               ------------
           ELECTRONICS/APPLIANCES (0.7%)
  77,000   Sony Corp. (ADR) (Japan)..........................     3,180,870
                                                               ------------
           ENVIRONMENTAL SERVICES (2.9%)
 150,000   Waste Connections, Inc.*..........................     5,791,500
 300,000   Waste Management, Inc.............................     6,876,000
                                                               ------------
                                                                 12,667,500
                                                               ------------
           FINANCIAL CONGLOMERATES (3.9%)
 175,000   American Express Co...............................     6,186,250

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

 175,000   Citigroup, Inc....................................  $  6,158,250
 191,000   J.P. Morgan Chase & Co............................     4,584,000
                                                               ------------
                                                                 16,928,500
                                                               ------------
           FINANCIAL PUBLISHING/SERVICES (0.4%)
  90,000   eSPEED, Inc (Class A)*............................     1,524,690
                                                               ------------
           FOOD RETAIL (1.7%)
 135,000   Whole Foods Market, Inc.*.........................     7,118,550
                                                               ------------
           FOOD: MAJOR DIVERSIFIED (2.7%)
 335,000   Kellogg Co........................................    11,480,450
                                                               ------------
           FOOD: MEAT/FISH/DAIRY (1.4%)
 165,450   Dean Foods Co.*...................................     6,138,195
                                                               ------------
           INFORMATION TECHNOLOGY SERVICES (1.5%)
  82,000   International Business Machines Corp..............     6,355,000
                                                               ------------
           INTEGRATED OIL (1.7%)
 150,000   ConocoPhillips....................................     7,258,500
                                                               ------------
           INTERNET RETAIL (1.3%)
 300,000   Amazon.com, Inc.*.................................     5,667,000
                                                               ------------
           MAJOR BANKS (1.9%)
  61,000   Bank of America Corp..............................     4,243,770
  84,000   Wells Fargo & Co..................................     3,937,080
                                                               ------------
                                                                  8,180,850
                                                               ------------
           MANAGED HEALTH CARE (2.5%)
 100,000   Oxford Health Plans, Inc.*........................     3,645,000
  99,000   WellPoint Health Networks, Inc.*..................     7,044,840
                                                               ------------
                                                                 10,689,840
                                                               ------------
           MEDIA CONGLOMERATES (1.2%)
 135,800   AOL Time Warner Inc.*.............................     1,778,980
 217,000   Disney (Walt) Co. (The)...........................     3,539,270
                                                               ------------
                                                                  5,318,250
                                                               ------------
           MEDICAL SPECIALTIES (1.8%)
 113,000   Applera Corp. - Applied Biosystems Group..........     1,982,020
 100,000   Bard (C.R.), Inc..................................     5,800,000
                                                               ------------
                                                                  7,782,020
                                                               ------------
           MOTOR VEHICLES (0.6%)
 135,000   Honda Motor Co., Ltd. (ADR) (Japan)...............     2,438,100
                                                               ------------
           MULTI-LINE INSURANCE (1.4%)
 105,000   American International Group, Inc.................     6,074,250
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           OIL & GAS PRODUCTION (2.1%)
  92,000   Burlington Resources, Inc.........................  $  3,923,800
 114,000   Kerr-McGee Corp...................................     5,050,200
                                                               ------------
                                                                  8,974,000
                                                               ------------
           OILFIELD SERVICES/EQUIPMENT (2.1%)
 272,000   Smith International, Inc.*........................     8,872,640
                                                               ------------
           OTHER METALS/MINERALS (1.0%)
 130,000   Phelps Dodge Corp.*...............................     4,114,500
                                                               ------------
           PACKAGED SOFTWARE (1.6%)
  78,500   Microsoft Corp.*..................................     4,058,450
 256,000   Oracle Corp.*.....................................     2,764,800
                                                               ------------
                                                                  6,823,250
                                                               ------------
           PHARMACEUTICALS: MAJOR (2.5%)
 100,000   Lilly (Eli) & Co..................................     6,350,000
  50,000   Schering-Plough Corp..............................     1,110,000
  90,000   Wyeth.............................................     3,366,000
                                                               ------------
                                                                 10,826,000
                                                               ------------
           PRECIOUS METALS (4.5%)
 388,100   Barrick Gold Corp. (Canada).......................     5,980,621
 258,000   Newmont Mining Corp...............................     7,489,740
 493,000   Placer Dome Inc. (Canada).........................     5,669,500
                                                               ------------
                                                                 19,139,861
                                                               ------------
           PROPERTY - CASUALTY INSURERS (3.3%)
 124,000   ACE Ltd. (Bermuda)................................     3,638,160
 150,000   Allstate Corp. (The) (Note 4).....................     5,548,500
 343,533   Travelers Property Casualty Corp. (Class B)*......     5,032,758
                                                               ------------
                                                                 14,219,418
                                                               ------------
           RAILROADS (1.6%)
 200,000   Burlington Northern Santa Fe Corp.................     5,202,000
  60,000   CSX Corp..........................................     1,698,600
                                                               ------------
                                                                  6,900,600
                                                               ------------
           SEMICONDUCTORS (1.0%)
 100,000   Intel Corp........................................     1,557,000
  23,000   Micron Technology, Inc.*..........................       224,020
 350,000   Taiwan Semiconductor Manufacturing Co. Ltd. (ADR)
            (Taiwan)*........................................     2,467,500
                                                               ------------
                                                                  4,248,520
                                                               ------------
           SPECIALTY STORES (1.1%)
 139,600   Bed Bath & Beyond Inc.*...........................     4,820,388
                                                               ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

NUMBER OF
 SHARES                                                           VALUE

---------------------------------------------------------------------------

           STEEL (1.2%)
  50,000   Nucor Corp........................................  $  2,065,000
 250,000   United States Steel Corp..........................     3,280,000
                                                               ------------
                                                                  5,345,000
                                                               ------------
           TELECOMMUNICATION EQUIPMENT (1.3%)
 350,000   Nokia Corp. (ADR) (Finland).......................     5,425,000
                                                               ------------
           TOBACCO (0.9%)
  95,000   R. J. Reynolds Tobacco Holdings, Inc..............     4,000,450
                                                               ------------
           TOTAL COMMON STOCKS
            (COST $261,105,092)..............................   276,812,470
                                                               ------------

PRINCIPAL
AMOUNT IN                                                        COUPON       MATURITY
THOUSANDS                                                         RATE          DATE
---------                                                         ----          ----

             CORPORATE BONDS (6.4%)
             AEROSPACE & DEFENSE (0.3%)
$    205     Lockheed Martin Corp..............................  7.75 %       05/01/26        $   249,110
     325     Raytheon Co.......................................  6.15         11/01/08            350,619
     741     Systems 2001 Asset Trust - 144A**.................  6.664        09/15/13            798,597
                                                                                              -----------
                                                                                                1,398,326
                                                                                              -----------
             AIRLINES (0.3%)
     622     American West Airlines............................  7.10         04/02/21            641,681
     505     Continental Airlines, Inc.........................  6.90         01/02/18            442,248
     185     Southwest Airlines Co.............................  5.496        11/01/06            195,431
                                                                                              -----------
                                                                                                1,279,360
                                                                                              -----------
             BEVERAGES: NON-ALCOHOLIC (0.0%)
     115     PepsiAmericas Inc.................................  3.875        09/12/07            116,979
                                                                                              -----------
             BROADCASTING (0.1%)
     200     Clear Channel Communications, Inc.................  7.65         09/15/10            226,570
                                                                                              -----------
             BUILDING PRODUCTS (0.0%)
      90     Masco Corp........................................  6.50         08/15/32             92,517
                                                                                              -----------
             CABLE/SATELLITE TV (0.1%)
     185     Cox Communications, Inc...........................  7.125        10/01/12            205,486
     190     TCI Communications, Inc...........................  7.875        02/15/26            192,717
                                                                                              -----------
                                                                                                  398,203
                                                                                              -----------
             CHEMICALS: AGRICULTURAL (0.0%)
     190     Monsanto Co.......................................  7.375        08/15/12            204,837
                                                                                              -----------
             DEPARTMENT STORES (0.2%)
     325     Federated Department Stores, Inc..................  6.90         04/01/29            338,285

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON       MATURITY
THOUSANDS                                                        RATE           DATE            VALUE

---------------------------------------------------------------------------------------------------------

$    275     May Department Stores Co., Inc....................  5.95 %       11/01/08        $   297,494
      60     May Department Stores Co., Inc....................  6.70         09/15/28             61,126
                                                                                              -----------
                                                                                                  696,905
                                                                                              -----------
             DRUGSTORE CHAINS (0.1%)
     455     CVS Corp..........................................  5.625        03/15/06            488,651
                                                                                              -----------
             ELECTRIC UTILITIES (0.1%)
      90     Cincinnati Gas & Electric Co......................  5.70         09/15/12             92,254
     225     Constellation Energy Group, Inc...................  7.60         04/01/32            229,974
      55     Detroit Edison Co.................................  6.125        10/01/10             60,580
      90     Exelon Corp.......................................  6.75         05/01/11             98,514
      60     Florida Power & Light Co..........................  4.85         02/01/13             61,292
                                                                                              -----------
                                                                                                  542,614
                                                                                              -----------
             ELECTRICAL PRODUCTS (0.1%)
     215     Cooper Industries Inc. - 144A**...................  5.25         07/01/07            224,321
                                                                                              -----------
             FINANCE/RENTAL/LEASING (0.4%)
     840     American General Finance Corp.....................  5.875        07/14/06            904,222
     360     Ford Motor Credit Corp............................  7.375        10/28/09            356,710
     115     Hertz Corp........................................  7.625        06/01/12            109,771
     440     MBNA America Bank N.A.............................  6.50         06/20/06            465,552
                                                                                              -----------
                                                                                                1,836,255
                                                                                              -----------
             FINANCIAL CONGLOMERATES (1.0%)
     390     AXA Financial Inc.................................  6.50         04/01/08            417,262
      90     Boeing Capital Corp...............................  6.10         03/01/11             93,322
      50     Boeing Capital Corp...............................  5.80         01/15/13             50,640
      50     Boeing Capital Corp...............................  6.50         02/15/12             53,311
     360     Chase Manhattan Corp..............................  6.00         02/15/09            379,216
     420     Citigroup Inc.....................................  6.00         02/21/12            460,907
     215     Citigroup Inc.....................................  5.625        08/27/12            226,069
     500     General Electric Capital Corp.....................  6.75         03/15/32            552,795
     240     General Motors Acceptance Corp....................  6.875        09/15/11            239,342
     500     General Motors Acceptance Corp....................  8.00         11/01/31            502,722
     495     Prudential Holdings, LLC (Series B FSA) - 144A**..  7.245        12/18/23            564,815
     445     Prudential Holdings, LLC (Series B FSA) - 144A**..  8.695        12/18/23            514,909
                                                                                              -----------
                                                                                                4,055,310
                                                                                              -----------
             FOOD RETAIL (0.2%)
      25     Albertson's, Inc..................................  7.45         08/01/29             27,611
     180     Albertson's, Inc..................................  7.50         02/15/11            207,093
     535     Kroger Co.........................................  6.80         04/01/11            586,445

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON       MATURITY
THOUSANDS                                                        RATE           DATE            VALUE

---------------------------------------------------------------------------------------------------------

$     35     Kroger Co.........................................  7.70 %       06/01/29        $    40,021
     200     Safeway Inc.......................................  5.80         08/15/12            209,280
                                                                                              -----------
                                                                                                1,070,450
                                                                                              -----------
             FOREST PRODUCTS (0.1%)
     265     Weyerhaeuser Co. - 144A**.........................  6.75         03/15/12            288,940
                                                                                              -----------
             GAS DISTRIBUTORS (0.1%)
     170     Consolidated Natural Gas Co.......................  6.25         11/01/11            183,982
     135     Ras Laffan Liquid Natural Gas Co. Ltd. - 144A**
              (Qatar)..........................................  8.294        03/15/14            146,381
     124     Ras Laffan Liquid Natural Gas Co. Ltd. - 144A**
              (Qatar)..........................................  7.628        09/15/06            130,287
                                                                                              -----------
                                                                                                  460,650
                                                                                              -----------
             HOME BUILDING (0.0%)
     140     Centex Corp.......................................  7.875        02/01/11            157,733
                                                                                              -----------
             HOME FURNISHINGS (0.0%)
     115     Mohawk Industries Inc.............................  7.20         04/15/12            129,220
                                                                                              -----------
             HOME IMPROVEMENT CHAINS (0.1%)
     260     Lowe's Companies, Inc.............................  8.25         06/01/10            321,607
                                                                                              -----------
             HOSPITAL/NURSING MANAGEMENT (0.1%)
     600     Manor Care, Inc...................................  8.00         03/01/08            633,000
                                                                                              -----------
             HOTELS/RESORTS/CRUISELINES (0.2%)
     190     Hyatt Equities LLC - 144A**.......................  6.875        06/15/07            189,238
     595     Marriott International, Inc. (Series E)...........  7.00         01/15/08            667,454
                                                                                              -----------
                                                                                                  856,692
                                                                                              -----------
             INDUSTRIAL CONGLOMERATES (0.2%)
     320     Honeywell International, Inc......................  6.125        11/01/11            347,534
     390     United Technologies Corp..........................  6.10         05/15/12            436,059
                                                                                              -----------
                                                                                                  783,593
                                                                                              -----------
             INTEGRATED OIL (0.1%)
     285     Conoco Inc........................................  6.95         04/15/29            323,014
                                                                                              -----------
             INVESTMENT BANKS/BROKERS (0.1%)
     390     Goldman Sachs Group Inc...........................  6.875        01/15/11            435,334
     215     Goldman Sachs Group Inc...........................  6.60         01/15/12            237,574
                                                                                              -----------
                                                                                                  672,908
                                                                                              -----------
             LIFE/HEALTH INSURANCE (0.6%)
     400     American General Corp.............................  7.50         07/15/25            489,208
     550     John Hancock......................................  7.375        02/15/24            573,254
     500     Metropolitan Life Insurance Co....................  7.80         11/01/25            558,218
     185     Nationwide Mutual Insurance Co....................  7.50         02/15/24            185,007

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON       MATURITY
THOUSANDS                                                        RATE           DATE            VALUE

---------------------------------------------------------------------------------------------------------

$    350     Nationwide Mutual Insurance Co. - 144A**..........  8.25 %       12/01/31        $   367,972
     255     New England Mutual Life Insurance Co.
              (Series DTC).....................................  7.875        02/15/24            284,288
                                                                                              -----------
                                                                                                2,457,947
                                                                                              -----------
             MAJOR BANKS (0.1%)
     200     Bank One Corp.....................................  6.00         02/17/09            218,219
      45     Bank One Corp.....................................  7.625        10/15/26             54,271
                                                                                              -----------
                                                                                                  272,490
                                                                                              -----------
             MAJOR TELECOMMUNICATIONS (0.2%)
     145     ALLTEL Corp.......................................  7.00         07/01/12            167,106
     660     GTE Corp..........................................  6.94         04/15/28            692,508
                                                                                              -----------
                                                                                                  859,614
                                                                                              -----------
             MANAGED HEALTH CARE (0.2%)
     365     Aetna, Inc........................................  7.875        03/01/11            410,123
     135     Cigna Corp........................................  6.375        10/15/11            135,382
     150     Wellpoint Health Network, Inc.....................  6.375        06/15/06            163,636
                                                                                              -----------
                                                                                                  709,141
                                                                                              -----------
             MEDIA CONGLOMERATES (0.1%)
     445     News America Holdings, Inc........................  7.75         12/01/45            437,338
                                                                                              -----------
             MOTOR VEHICLES (0.2%)
     335     DaimlerChrysler North American Holdings Co........  8.50         01/18/31            412,290
     675     Ford Motor Co.....................................  7.45         07/16/31            587,162
                                                                                              -----------
                                                                                                  999,452
                                                                                              -----------
             MULTI-LINE INSURANCE (0.3%)
   1,065     Farmers Exchange Capital - 144A**.................  7.05         07/15/28            697,091
     380     Hartford Financial Services Group, Inc............  7.90         06/15/10            432,006
                                                                                              -----------
                                                                                                1,129,097
                                                                                              -----------
             OIL & GAS PRODUCTION (0.1%)
      90     PEMEX Master Trust - 144A**.......................  8.625        02/01/22             94,950
     110     PEMEX Project Funding Master Trust................  9.125        10/13/10            125,950
                                                                                              -----------
                                                                                                  220,900
                                                                                              -----------
             OTHER METALS/MINERALS (0.0%)
     135     Inco Ltd..........................................  7.20         09/15/32            133,515
                                                                                              -----------
             PROPERTY - CASUALTY INSURERS (0.1%)
     460     Florida Windstorm Underwrting Assoc. - 144A**.....  7.125        02/25/19            524,798
                                                                                              -----------
             PULP & PAPER (0.1%)
     130     International Paper Co. - 144A**..................  5.85         10/30/12            136,115

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON       MATURITY
THOUSANDS                                                        RATE           DATE            VALUE

---------------------------------------------------------------------------------------------------------

$    160     MeadWestVaco Corp.................................  6.85 %       04/01/12        $   177,541
     100     Sappi Papier Holding AG - 144A** (Austria)........  6.75         06/15/12            109,600
                                                                                              -----------
                                                                                                  423,256
                                                                                              -----------
             REAL ESTATE DEVELOPMENT (0.1%)
     206     World Financial PropertyTowers (Class B) -
              144A**...........................................  6.91         09/01/13            219,910
                                                                                              -----------
             REAL ESTATE INVESTMENT TRUSTS (0.2%)
     260     EOP Operating L.P.................................  6.763        06/15/07            281,661
      50     Simon Property Group - 144A**.....................  6.35         08/28/12             52,143
     345     Simon Property Group L.P..........................  6.375        11/15/07            373,179
     180     Vornado Reality Trust.............................  5.625        06/15/07            183,408
                                                                                              -----------
                                                                                                  890,391
                                                                                              -----------
             SAVINGS BANKS (0.0%)
     165     Washington Mutual Bank............................  5.50         01/15/13            168,218
                                                                                              -----------
             SERVICES TO THE HEALTH INDUSTRY (0.1%)
     220     Anthem Insurance - 144A**.........................  9.125        04/01/10            264,066
     120     Anthem Insurance - 144A**.........................  9.00         04/01/27            144,764
                                                                                              -----------
                                                                                                  408,830
                                                                                              -----------
             TELECOMMUNICATIONS (0.0%)
      75     British Telecom PLC (United Kingdom)..............  8.875        12/15/30             95,618
                                                                                              -----------
             WIRELESS TELECOMMUNICATIONS (0.1%)
     225     Vodafone Group PLC................................  6.65         05/01/08            254,531
                                                                                              -----------
             TOTAL CORPORATE BONDS
              (COST $25,843,795)............................................................   27,463,701
                                                                                              -----------
             U.S. GOVERNMENT & AGENCY OBLIGATIONS (4.1%)
   2,075     Federal National Mortgage Assoc...................  6.625        11/15/30          2,434,303
   2,450     U.S. Treasury Bond................................  8.125        08/15/19          3,412,583
   3,100     U.S. Treasury Bond................................  8.125        08/15/21          4,362,525
     750     U.S. Treasury Note................................  6.50         02/15/10            896,484
   2,900     U.S. Treasury Note................................  6.625        05/15/07          3,385,071
   2,950     U.S. Treasury Note................................  7.875        11/15/04          3,294,206
                                                                                              -----------
             TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS
              (COST $16,521,634)............................................................   17,785,172
                                                                                              -----------
             U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES (9.0%)
   1,553     Federal Home Loan Mortgage Corp. PC Gold..........  7.50 -
                                                                  8.00   01/01/30 - 08/01/32    1,661,388
             Federal Home Loan Mortgage Corp.
   1,200     ..................................................  6.50             +             1,247,250
     525     ..................................................  7.50             +               557,976
       5     ..................................................  7.50         01/01/30              5,594

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON       MATURITY
THOUSANDS                                                        RATE           DATE            VALUE

---------------------------------------------------------------------------------------------------------

             Federal National Mortgage Assoc.
$  5,100     ..................................................  5.50%            +           $ 5,197,219
  10,900     ..................................................  6.50             +            11,328,313
   2,500     ..................................................  7.00             +             2,628,906
   8,234     ..................................................  7.50    08/01/29 - 07/01/32    8,742,699
   6,798     ..................................................  8.00    11/01/29 - 06/01/31    7,307,599
                                                                                              -----------
             TOTAL U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES
              (COST $38,185,172)............................................................   38,676,944
                                                                                              -----------
             ASSET-BACKED SECURITIES (2.6%)
             FINANCE/RENTAL/LEASING
     700     American Express Credit Assets....................  5.53         10/15/08            760,277
     569     BMW Vehicle Owner Trust 2002-A....................  2.83         12/25/04            572,107
     758     Capital Auto Receivables Asset Trust..............  2.89         04/15/04            761,294
     915     Chase Credit Card Master Trust....................  5.50         11/17/08            993,806
     494     Chase Manhattan Auto Owner Trust 2002-A...........  2.63         10/15/04            495,840
     800     Chase Manhattan Auto Owner Trust 2002-B...........  2.70         01/18/05            804,025
     600     Citibank Credit Issuance Trust....................  6.90         10/15/07            670,312
     547     Daimler Chrysler Auto Trust 2000-E................  6.11         11/08/04            555,381
     879     Daimler Chrysler Auto Trust 2002-E................  2.90         12/06/04            884,126
     276     Ford Credit Auto Owner Trust......................  6.74         06/15/04            279,857
     627     Ford Credit Auto Owner Trust 2001-B...............  5.12         10/15/04            635,752
     582     Ford Credit Auto Qwner Trust 2002-B...............  2.97         06/15/04            584,448
     542     Harley-Davidson Motorcycle Trust 2002-1...........  3.02         09/15/06            546,769
     390     Honda Auto Receivables Owner Trust 2002-1.........  2.55         04/15/04            391,328
     700     Honda Auto Receivables Owner Trust 2002-2.........  2.91         09/15/04            703,967
     100     MMCA Automobile Trust.............................  7.00         06/15/04            100,532
     515     National City Auto Receivables Trust 2002-A.......  3.00         01/15/05            516,921
     600     Nissan Auto Receivables Owner Trust...............  3.07         08/16/04            603,435
     156     Toyota Auto Receivables Owner Trust...............  6.76         08/15/04            158,024
                                                                                              -----------
             TOTAL ASSET-BACKED SECURITIES
              (COST $10,820,708)............................................................   11,018,201
                                                                                              -----------
             FOREIGN GOVERNMENT OBLIGATIONS (0.1%)
     300     United Mexican States Corp. (Mexico)..............  8.00         09/24/22            310,500
     135     United Mexican States Corp. (Mexico)..............  8.30         08/15/31            142,425
                                                                                              -----------
             TOTAL FOREIGN GOVERNMENT OBLIGATIONS
              (COST $430,659)...............................................................      452,925
                                                                                              -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series - Strategist
PORTFOLIO OF INVESTMENTS / / DECEMBER 31, 2002 CONTINUED

PRINCIPAL
AMOUNT IN                                                        COUPON       MATURITY
THOUSANDS                                                        RATE           DATE            VALUE

---------------------------------------------------------------------------------------------------------

             COLLATERALIZED MORTGAGE OBLIGATION (0.1%)
$    421     Federal National Mortgage Assoc. 2002-18 PG
              (COST $430,543)..................................  5.50%        06/25/08        $   427,520
                                                                                              -----------
             SHORT-TERM INVESTMENTS (a) (16.1%)
             U.S. GOVERNMENT & OBLIGATIONS AGENCY
  69,000     Federal National Mortgage Assoc...................  0.75         01/02/03         68,998,562
     100     U.S. Treasury Bill***.............................  1.72         01/16/03             99,929
     150     U.S. Treasury Bill***.............................  1.60         03/27/03            149,440
                                                                                              -----------
             TOTAL SHORT-TERM INVESTMENTS
              (COST $69,247,931)............................................................   69,247,931
                                                                                              -----------

            TOTAL INVESTMENTS
             (COST $422,585,534) (b)..........................  102.8%  441,884,864
            LIABILITIES IN EXCESS OF OTHER ASSETS.............   (2.8)  (11,980,048)
                                                                -----   -----------
            NET ASSETS........................................  100.0%  $429,904,816
                                                                =====   ===========

---------------------

 ADR  AMERICAN DEPOSITORY RECEIPT.
 *    NON-INCOME PRODUCING SECURITY.
 **   RESALE IS RESTRICTED TO QUALIFIED INSTITUTIONAL INVESTORS.
 *** SOME OR ALL OF THESE SECURITIES HAVE BEEN SEGREGATED IN CONNECTION WITH SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS AND/OR OPEN FUTURES CONTRACTS.
 + SECURITIES PURCHASED ON A FORWARD COMMITMENT BASIS WITH AN APPROXIMATE PRINCIPAL AMOUNT AND NO DEFINITE MATURITY DATE; THE ACTUAL PRINCIPAL AMOUNT AND MATURITY DATE WILL BE DETERMINED UPON SETTLEMENT.
 (a) PURCHASED ON A DISCOUNT BASIS. THE INTEREST RATES SHOWN HAVE BEEN ADJUSTED TO REFLECT A MONEY MARKET EQUIVALENT YIELD.
 (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES APPROXIMATES THE AGGREGATE COST FOR BOOK PURPOSES. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $41,125,511 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $21,826,181, RESULTING IN NET UNREALIZED APPRECIATION OF $19,299,330.

FUTURES CONTRACTS OPEN AT DECEMBER 31, 2002:
NUMBER OF                       DESCRIPTION, DELIVERY           UNDERLYING FACE    UNREALIZED
CONTRACTS   LONG/SHORT             MONTH, AND YEAR              AMOUNT AT VALUE   DEPRECIATION

------------------------------------------------------------------------------------------------

    11        Short     U.S. Treasury Note 5 Year, March 2003     $(1,245,750)      $ (25,924)
     7        Short     U.S. Treasury Note 2 Year, March 2003      (1,506,313)        (16,137)
    21        Short     U.S. Treasury Note 10 Year, March 2003     (2,415,984)        (76,283)
     4        Short     U.S. Treasury Bond 30 Year, March 2003       (450,750)        (11,383)
                                                                                    ---------
      Total unrealized depreciation............................................     $(129,727)
                                                                                    =========

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

                                              MONEY          LIMITED      QUALITY INCOME       HIGH
                                              MARKET         DURATION          PLUS           YIELD
                                          --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $ 569,078,516   $ 147,816,819   $ 534,382,285   $  55,265,807
Cash....................................          8,897          54,892           1,714        --
Receivable for:
  Investments sold......................       --              --            13,049,848        --
  Shares of beneficial interest sold....      1,000,911         166,086          89,406           9,124
  Dividends.............................       --              --              --              --
  Interest..............................        107,825       1,240,727       7,543,577       1,153,518
  Foreign withholding taxes reclaimed...       --              --              --              --
  Variation margin......................       --                15,938         218,280        --
Prepaid expenses and other assets.......          2,377             437           4,782           1,620
                                          -------------   -------------   -------------   -------------
    TOTAL ASSETS........................    570,198,526     149,294,899     555,289,892      56,430,069
                                          -------------   -------------   -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased.................       --             2,910,181      28,819,959        --
  Shares of beneficial interest
   redeemed.............................      3,543,225          17,871         209,492          35,684
  Distribution fee (Class Y shares).....         29,149          15,524          21,797           2,287
  Investment management fee.............        247,742          56,674         227,356          24,569
Unrealized depreciation on open forward
 foreign currency contracts.............       --              --              --              --
Accrued expenses and other payables.....         55,015          18,960          64,284          68,082
                                          -------------   -------------   -------------   -------------
    TOTAL LIABILITIES...................      3,875,131       3,019,210      29,342,888         130,622
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $ 566,323,395   $ 146,275,689   $ 525,947,004   $  56,299,447
                                          =============   =============   =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $ 566,323,188   $ 145,544,257   $ 542,880,755   $ 390,812,717
Accumulated undistributed net investment
 income (loss)..........................            207        (546,264)       (719,143)      1,420,806
Accumulated net realized loss...........       --              (465,807)    (45,000,369)   (178,678,908)
Net unrealized
 appreciation/(depreciation)............       --             1,743,503      28,785,761    (157,255,168)
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $ 566,323,395   $ 146,275,689   $ 525,947,004   $  56,299,447
                                          =============   =============   =============   =============
    *COST...............................  $ 569,078,516   $ 145,765,893   $ 503,875,860   $ 212,520,975
                                          =============   =============   =============   =============
CLASS X SHARES:
Net Assets..............................  $ 432,817,164   $  73,475,997   $ 423,685,097   $  45,502,823
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF
 $.01 PAR VALUE)........................    432,817,067       7,221,743      40,447,358      44,318,193
    NET ASSET VALUE PER SHARE...........  $        1.00   $       10.17   $       10.47   $        1.03
                                          =============   =============   =============   =============
CLASS Y SHARES:
Net Assets..............................  $ 133,506,231   $  72,799,692   $ 102,261,907   $  10,796,624
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF
 $.01 PAR VALUE)........................    133,506,121       7,162,141       9,774,073      10,506,556
    NET ASSET VALUE PER SHARE...........  $        1.00   $       10.16   $       10.46   $        1.03
                                          =============   =============   =============   =============

---------------------

 **   INCLUDES FOREIGN CASH OF $2,443, $16,498 AND $89,827, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                                                              GLOBAL
                                                              INCOME         DIVIDEND        DIVIDEND        EUROPEAN
                                            UTILITIES        BUILDER          GROWTH          GROWTH          GROWTH
                                          --------------  --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $ 210,036,997   $  62,917,459   $  890,068,386  $ 221,171,741   $ 214,475,281
Cash....................................         48,469          87,872         --              160,489**        64,531**
Receivable for:
  Investments sold......................       --              --               --             --                15,789
  Shares of beneficial interest sold....         15,767          11,860          186,138         52,276          41,904
  Dividends.............................        371,822          75,246        1,624,229        418,558         194,733
  Interest..............................        219,984         417,330         --             --              --
  Foreign withholding taxes reclaimed...       --              --               --              658,865         920,188
  Variation margin......................       --              --               --             --              --
Prepaid expenses and other assets.......          2,926             855           10,241          3,206           3,609
                                          -------------   -------------   --------------  -------------   -------------
    TOTAL ASSETS........................    210,695,965      63,510,622      891,888,994    222,465,135     215,716,035
                                          -------------   -------------   --------------  -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased.................       --              --               --               82,246        --
  Shares of beneficial interest
   redeemed.............................        427,394           9,184          543,740        166,535         164,724
  Distribution fee (Class Y shares).....          4,353           3,018           15,665          4,559           4,910
  Investment management fee.............        118,131          41,909          454,297        148,512         182,675
Unrealized depreciation on open forward
 foreign currency contracts.............       --              --               --             --                   381
Accrued expenses and other payables.....         52,952          21,673           96,228         59,593          77,790
                                          -------------   -------------   --------------  -------------   -------------
    TOTAL LIABILITIES...................        602,830          75,784        1,109,930        461,445         430,480
                                          -------------   -------------   --------------  -------------   -------------
    NET ASSETS..........................  $ 210,093,135   $  63,434,838   $  890,779,064  $ 222,003,690   $ 215,285,555
                                          =============   =============   ==============  =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $ 221,883,320   $  77,538,467   $1,350,748,441  $ 264,744,444   $ 300,019,244
Accumulated undistributed net investment
 income (loss)..........................        (33,006)         25,827          174,886      4,129,869       1,834,488
Accumulated net realized loss...........    (45,292,412)    (12,179,850)    (466,367,654)   (20,440,550)    (90,073,703)
Net unrealized
 appreciation/(depreciation)............     33,535,233      (1,949,606)       6,223,391    (26,430,073)      3,505,526
                                          -------------   -------------   --------------  -------------   -------------
    NET ASSETS..........................  $ 210,093,135   $  63,434,838   $  890,779,064  $ 222,003,690   $ 215,285,555
                                          =============   =============   ==============  =============   =============
    *COST...............................  $ 176,501,764   $  64,867,065   $  883,844,995  $ 247,694,861   $ 211,073,602
                                          =============   =============   ==============  =============   =============
CLASS X SHARES:
Net Assets..............................  $ 189,935,782   $  49,505,079   $  819,934,893  $ 201,022,327   $ 193,152,619
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF
 $.01 PAR VALUE)........................     17,270,070       5,277,163       75,767,199     20,365,248      14,890,145
    NET ASSET VALUE PER SHARE...........  $       11.00   $        9.38   $        10.82  $        9.87   $       12.97
                                          =============   =============   ==============  =============   =============
CLASS Y SHARES:
Net Assets..............................  $  20,157,353   $  13,929,759   $   70,844,171  $  20,981,363   $  22,132,936
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF
 $.01 PAR VALUE)........................      1,833,450       1,487,533        6,553,881      2,137,175       1,714,684
    NET ASSET VALUE PER SHARE...........  $       10.99   $        9.36   $        10.81  $        9.82   $       12.91
                                          =============   =============   ==============  =============   =============


                                             PACIFIC
                                              GROWTH          EQUITY      S&P 500 INDEX
                                          --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $  23,166,769   $  662,801,419  $ 173,302,876
Cash....................................        272,510**       --               96,492
Receivable for:
  Investments sold......................       --             26,421,228       --
  Shares of beneficial interest sold....         25,004           68,897        329,169
  Dividends.............................          1,774          458,853        257,327
  Interest..............................       --               --             --
  Foreign withholding taxes reclaimed...       --               --             --
  Variation margin......................       --               --               10,967
Prepaid expenses and other assets.......          1,004            7,282            823
                                          -------------   --------------  -------------
    TOTAL ASSETS........................     23,467,061      689,757,679    173,997,654
                                          -------------   --------------  -------------
LIABILITIES:
Payable for:
  Investments purchased.................         77,287        1,846,350       --
  Shares of beneficial interest
   redeemed.............................        503,822          538,772         81,084
  Distribution fee (Class Y shares).....            730           14,342         14,015
  Investment management fee.............         20,547          309,783         62,461
Unrealized depreciation on open forward
 foreign currency contracts.............       --               --             --
Accrued expenses and other payables.....        104,184           86,532         74,343
                                          -------------   --------------  -------------
    TOTAL LIABILITIES...................        706,570        2,795,779        231,903
                                          -------------   --------------  -------------
    NET ASSETS..........................  $  22,760,491   $  686,961,900  $ 173,765,751
                                          =============   ==============  =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $  83,269,741   $1,333,654,504  $ 254,516,878
Accumulated undistributed net investment
 income (loss)..........................        (11,751)              39      2,044,342
Accumulated net realized loss...........    (60,059,893)    (642,515,104)   (23,147,836)
Net unrealized
 appreciation/(depreciation)............       (437,606)      (4,177,539)   (59,647,633)
                                          -------------   --------------  -------------
    NET ASSETS..........................  $  22,760,491   $  686,961,900  $ 173,765,751
                                          =============   ==============  =============
    *COST...............................  $  23,606,908   $  666,978,958  $ 232,846,985
                                          =============   ==============  =============
CLASS X SHARES:
Net Assets..............................  $  20,116,591   $  622,133,143  $ 110,788,818
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF
 $.01 PAR VALUE)........................      6,553,768       35,000,255     13,779,651
    NET ASSET VALUE PER SHARE...........  $        3.07   $        17.78  $        8.04
                                          =============   ==============  =============
CLASS Y SHARES:
Net Assets..............................  $   2,643,900   $   64,828,757  $  62,976,933
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF
 $.01 PAR VALUE)........................        866,612        3,651,511      7,871,850
    NET ASSET VALUE PER SHARE...........  $        3.05   $        17.75  $        8.00
                                          =============   ==============  =============

---------------------

 **   INCLUDES FOREIGN CASH OF $2,443, $16,498 AND $89,827, RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF ASSETS AND LIABILITIES CONTINUED
DECEMBER 31, 2002

                                              GLOBAL        AGGRESSIVE
                                            ADVANTAGE         EQUITY       INFORMATION      STRATEGIST
                                          --------------  --------------  --------------  --------------
ASSETS:
Investments in securities, at value*....  $  27,926,571   $  57,354,854   $   7,073,932   $ 441,884,864
Cash....................................       --              --                30,429          80,502
Receivable for:
  Investments sold......................        254,518         471,566        --            18,827,464
  Shares of beneficial interest sold....          1,594          54,879          37,466         141,858
  Dividends.............................         33,315          34,368           1,029         401,373
  Interest..............................       --              --              --               901,684
  Foreign withholding taxes reclaimed...         24,431        --              --              --
  Variation margin......................       --              --              --                 8,172
Prepaid expenses and other assets.......            552             587             675           2,042
                                          -------------   -------------   -------------   -------------
    TOTAL ASSETS........................     28,240,981      57,916,254       7,143,531     462,247,959
                                          -------------   -------------   -------------   -------------
LIABILITIES:
Payable for:
  Investments purchased.................       --               414,099          29,940      31,853,879
  Shares of beneficial interest
   redeemed.............................          4,221         117,898          20,534         219,231
  Distribution fee (Class Y shares).....          1,158           3,884           1,157          12,708
  Investment management fee.............         16,329          38,585           4,822         191,742
Unrealized depreciation on open forward
 foreign currency contracts.............         98,626        --              --              --
Accrued expenses and other payables.....         24,802          42,409          18,954          65,583
                                          -------------   -------------   -------------   -------------
    TOTAL LIABILITIES...................        145,136         616,875          75,407      32,343,143
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $  28,095,845   $  57,299,379   $   7,068,124   $ 429,904,816
                                          =============   =============   =============   =============
COMPOSITION OF NET ASSETS:
Paid-in-capital.........................  $  60,898,271   $ 123,519,392   $  17,495,825   $ 453,664,920
Accumulated undistributed net investment
 income (loss)..........................        302,103           2,907        --               671,238
Accumulated net realized loss...........    (29,025,646)    (64,654,243)     (9,573,280)    (43,600,945)
Net unrealized
 appreciation/(depreciation)............     (4,078,883)     (1,568,677)       (854,421)     19,169,603
                                          -------------   -------------   -------------   -------------
    NET ASSETS..........................  $  28,095,845   $  57,299,379   $   7,068,124   $ 429,904,816
                                          =============   =============   =============   =============
    *COST...............................  $  31,913,030   $  58,920,883   $   7,928,353   $ 422,585,534
                                          =============   =============   =============   =============
CLASS X SHARES:
Net Assets..............................  $  22,866,358   $  39,724,618   $   2,001,823   $ 372,253,547
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF
 $.01 PAR VALUE)........................      4,061,231       5,047,737         671,509      30,118,203
    NET ASSET VALUE PER SHARE...........  $        5.63   $        7.87   $        2.98   $       12.36
                                          =============   =============   =============   =============
CLASS Y SHARES:
Net Assets..............................  $   5,229,487   $  17,574,761   $   5,066,301   $  57,651,269
Shares Outstanding (UNLIMITED AUTHORIZED
 SHARES OF
 $.01 PAR VALUE)........................        932,731       2,241,044       1,703,540       4,668,627
    NET ASSET VALUE PER SHARE...........  $        5.61   $        7.84   $        2.97   $       12.35
                                          =============   =============   =============   =============

                       SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002

                                              MONEY          LIMITED      QUALITY INCOME       HIGH
                                              MARKET         DURATION          PLUS           YIELD
                                          --------------  --------------  --------------  --------------
INVESTMENT INCOME:
INCOME
Interest................................  $  10,079,864   $   2,986,422   $  30,857,292   $  13,904,088
Dividends...............................       --              --              --              --
                                          -------------   -------------   -------------   -------------
  TOTAL INCOME..........................     10,079,864       2,986,422      30,857,292      13,904,088
                                          -------------   -------------   -------------   -------------
EXPENSES
Investment management fee...............      2,714,244         429,949       2,530,679         309,798
Distribution fee (Class Y shares).......        283,238         113,902         188,072          20,448
Custodian fees..........................         26,604           1,158           7,901           2,571
Professional fees.......................         24,897          17,115          29,379         109,428
Shareholder reports and notices.........         23,236           6,591          34,751          22,387
Trustees' fees and expenses.............          2,898             192           1,932             290
Transfer agent fees and expenses........            500             500             500             500
Other...................................          4,592           3,887           8,953           6,793
                                          -------------   -------------   -------------   -------------
  TOTAL EXPENSES........................      3,080,209         573,294       2,802,167         472,215
                                          -------------   -------------   -------------   -------------
  NET INVESTMENT INCOME.................      6,999,655       2,413,128      28,055,125      13,431,873
                                          -------------   -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments.............................          4,412        (279,522)    (17,330,930)   (101,843,236)
Futures contracts.......................       --               246,582         809,352        --
                                          -------------   -------------   -------------   -------------
    NET REALIZED GAIN (LOSS)............          4,412         (32,940)    (16,521,578)   (101,843,236)
                                          -------------   -------------   -------------   -------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
Investments.............................       --             1,804,610      19,206,864      83,852,766
Futures contracts.......................       --              (308,194)     (3,181,775)       --
                                          -------------   -------------   -------------   -------------
    NET APPRECIATION/(DEPRECIATION).....       --             1,496,416      16,025,089      83,852,766
                                          -------------   -------------   -------------   -------------
    NET GAIN (LOSS).....................          4,412       1,463,476        (496,489)    (17,990,470)
                                          -------------   -------------   -------------   -------------
NET INCREASE (DECREASE).................  $   7,004,067   $   3,876,604   $  27,558,636   $  (4,558,597)
                                          =============   =============   =============   =============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF OPERATIONS CONTINUED
FOR THE YEAR ENDED DECEMBER 31, 2002

                                                                             DIVIDEND     GLOBAL DIVIDEND
                                            UTILITIES     INCOME BUILDER      GROWTH          GROWTH
                                          --------------  --------------  --------------  ---------------
INVESTMENT INCOME:
INCOME
Interest................................  $   1,556,864   $   1,831,429   $     138,695    $     141,642
Dividends...............................      8,082,289*      1,528,490*     28,717,390*       7,168,263*
                                          -------------   -------------   -------------    -------------
  TOTAL INCOME..........................      9,639,153       3,359,919      28,856,085        7,309,905
                                          -------------   -------------   -------------    -------------
EXPENSES
Investment management fee...............      1,707,009         504,889       6,244,877        1,978,338
Distribution fee (Class Y shares).......         54,334          26,437         179,586           41,384
Custodian fees..........................          9,585             585          54,172           72,860
Professional fees.......................         28,406          19,370          29,019           34,076
Shareholder reports and notices.........         29,386           8,726         123,770           33,941
Trustees' fees and expenses.............          2,241             347           4,945            1,085
Transfer agent fees and expenses........            500             500             500              500
Other...................................          4,704             326          12,088           18,047
                                          -------------   -------------   -------------    -------------
  TOTAL EXPENSES........................      1,836,165         561,180       6,648,957        2,180,231
                                          -------------   -------------   -------------    -------------
  NET INVESTMENT INCOME (LOSS)..........      7,802,988       2,798,739      22,207,128        5,129,674
                                          -------------   -------------   -------------    -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments.............................    (44,545,494)     (3,702,533)    (95,135,907)      (9,333,660)
Futures contracts.......................       --              --              --               --
Foreign exchange transactions...........       --              --              --                201,872
                                          -------------   -------------   -------------    -------------
    NET REALIZED LOSS...................    (44,545,494)     (3,702,533)    (95,135,907)      (9,131,788)
                                          -------------   -------------   -------------    -------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
Investments.............................    (40,169,796)     (4,731,395)   (147,775,909)     (30,736,845)
Futures contracts.......................       --              --              --               --
Translation of forward foreign currency
 contracts, other assets and liabilities
 denominated in foreign currencies......       --              --              --                 97,327
                                          -------------   -------------   -------------    -------------
    NET APPRECIATION/(DEPRECIATION).....    (40,169,796)     (4,731,395)   (147,775,909)     (30,639,518)
                                          -------------   -------------   -------------    -------------
    NET LOSS............................    (84,715,290)     (8,433,928)   (242,911,816)     (39,771,306)
                                          -------------   -------------   -------------    -------------
NET DECREASE............................  $ (76,912,302)  $  (5,635,189)  $(220,704,688)   $ (34,641,632)
                                          =============   =============   =============    =============

---------------------

 *    NET OF $27,391, $2,074, $373,236, $639,488, $728,936, $60,945, $39,841,
      $8,003, $38,015, $4,991, $758, AND $21,248 FOREIGN WITHHOLDING TAX,
      RESPECTIVELY.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                             EUROPEAN        PACIFIC                                          GLOBAL
                                              GROWTH          GROWTH          EQUITY      S&P 500 INDEX     ADVANTAGE
                                          --------------  --------------  --------------  --------------  --------------
INVESTMENT INCOME:
INCOME
Interest................................  $     114,604   $      61,030   $   1,587,236   $     135,417   $      17,234
Dividends...............................      5,099,387*        466,042*      6,067,248*      2,950,487*        533,693*
                                          -------------   -------------   -------------   -------------   -------------
  TOTAL INCOME..........................      5,213,991         527,072       7,654,484       3,085,904         550,927
                                          -------------   -------------   -------------   -------------   -------------
EXPENSES
Investment management fee...............      2,643,266         327,200       4,387,026         768,237         235,208
Distribution fee (Class Y shares).......         60,350          10,074         160,975         138,965          13,906
Custodian fees..........................        202,087         262,887        --                54,092          12,627
Professional fees.......................         34,198          32,925          28,421          18,334          27,996
Shareholder reports and notices.........         40,565          12,547          91,632          28,006           7,326
Trustees' fees and expenses.............          1,216              54           7,368           1,507             234
Transfer agent fees and expenses........            500             500             500             500             500
Other...................................         13,253          29,736           4,093          20,658           4,350
                                          -------------   -------------   -------------   -------------   -------------
  TOTAL EXPENSES........................      2,995,435         675,923       4,680,015       1,030,299         302,147
                                          -------------   -------------   -------------   -------------   -------------
  NET INVESTMENT INCOME (LOSS)..........      2,218,556        (148,851)      2,974,469       2,055,605         248,780
                                          -------------   -------------   -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments.............................    (33,766,784)     (6,385,725)   (122,619,756)    (12,929,211)    (13,198,999)
Futures contracts.......................       --              --              --            (1,354,999)       --
Foreign exchange transactions...........       (297,764)        (28,429)       --              --                54,571
                                          -------------   -------------   -------------   -------------   -------------
    NET REALIZED LOSS...................    (34,064,548)     (6,414,154)   (122,619,756)    (14,284,210)    (13,144,428)
                                          -------------   -------------   -------------   -------------   -------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
Investments.............................    (26,249,189)      4,811,348     (92,810,144)    (38,065,853)      4,621,944
Futures contracts.......................       --              --              --              (184,588)       --
Translation of forward foreign currency
 contracts, other assets and liabilities
 denominated in foreign currencies......        293,594           4,580        --              --               (92,899)
                                          -------------   -------------   -------------   -------------   -------------
    NET APPRECIATION/(DEPRECIATION).....    (25,955,595)      4,815,928     (92,810,144)    (38,250,441)      4,529,045
                                          -------------   -------------   -------------   -------------   -------------
    NET LOSS............................    (60,020,143)     (1,598,226)   (215,429,900)    (52,534,651)     (8,615,383)
                                          -------------   -------------   -------------   -------------   -------------
NET DECREASE............................  $ (57,801,587)  $  (1,747,077)  $(212,455,431)  $ (50,479,046)  $  (8,366,603)
                                          =============   =============   =============   =============   =============

                                            AGGRESSIVE
                                              EQUITY       INFORMATION      STRATEGIST
                                          --------------  --------------  --------------
INVESTMENT INCOME:
INCOME
Interest................................  $     101,350   $      13,057   $   6,378,737
Dividends...............................        552,181*          8,457*      3,489,846*
                                          -------------   -------------   -------------
  TOTAL INCOME..........................        653,531          21,514       9,868,583
                                          -------------   -------------   -------------
EXPENSES
Investment management fee...............        539,673          66,017       2,493,841
Distribution fee (Class Y shares).......         45,949          15,145         135,304
Custodian fees..........................         29,523           8,104           1,597
Professional fees.......................         18,397          21,731          27,689
Shareholder reports and notices.........         14,193           2,421          47,337
Trustees' fees and expenses.............            550        --                 3,113
Transfer agent fees and expenses........            500             500             500
Other...................................            742              56           5,043
                                          -------------   -------------   -------------
  TOTAL EXPENSES........................        649,527         113,974       2,714,424
                                          -------------   -------------   -------------
  NET INVESTMENT INCOME (LOSS)..........          4,004         (92,460)      7,154,159
                                          -------------   -------------   -------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
NET REALIZED GAIN (LOSS) ON:
Investments.............................    (13,780,035)     (4,993,333)    (18,986,309)
Futures contracts.......................        164,418        --               (57,900)
Foreign exchange transactions...........            (59)       --              --
                                          -------------   -------------   -------------
    NET REALIZED LOSS...................    (13,615,676)     (4,993,333)    (19,044,209)
                                          -------------   -------------   -------------
NET CHANGE IN UNREALIZED
 APPRECIATION/DEPRECIATION ON:
Investments.............................     (4,923,154)       (507,970)    (41,623,988)
Futures contracts.......................         (2,648)       --              (123,804)
Translation of forward foreign currency
 contracts, other assets and liabilities
 denominated in foreign currencies......       --              --              --
                                          -------------   -------------   -------------
    NET APPRECIATION/(DEPRECIATION).....     (4,925,802)       (507,970)    (41,747,792)
                                          -------------   -------------   -------------
    NET LOSS............................    (18,541,478)     (5,501,303)    (60,792,001)
                                          -------------   -------------   -------------
NET DECREASE............................  $ (18,537,474)  $  (5,593,763)  $ (53,637,842)
                                          =============   =============   =============

---------------------

 *    NET OF $27,391, $2,074, $373,236, $639,488, $728,936, $60,945, $39,841,
      $8,003, $38,015, $4,991, $758, AND $21,248 FOREIGN WITHHOLDING TAX,
      RESPECTIVELY.

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS

                                                           MONEY MARKET                        LIMITED DURATION
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................    $   6,999,655      $  18,357,168      $   2,413,128      $     961,176
Net realized gain (loss).....................            4,412              5,214            (32,940)           310,174
Net change in unrealized
 appreciation/depreciation...................        --                 --                 1,496,416            227,310
                                                 -------------      -------------      -------------      -------------
    NET INCREASE (DECREASE)..................        7,004,067         18,362,382          3,876,604          1,498,660
                                                 -------------      -------------      -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (5,792,334)       (16,395,899)        (1,769,375)          (679,053)
  Class Y shares.............................       (1,207,303)        (1,961,364)        (1,506,322)          (429,836)
Net realized gain
  Class X shares.............................           (3,516)            (4,750)          (139,296)         --
  Class Y shares.............................             (896)              (464)          (149,587)         --
Paid-in-capital
  Class X shares.............................        --                 --                 --                 --
  Class Y shares.............................        --                 --                 --                 --
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (7,004,049)       (18,362,477)        (3,564,580)        (1,108,889)
                                                 -------------      -------------      -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............        7,605,450        186,111,839         95,055,920         42,661,275
                                                 -------------      -------------      -------------      -------------
    TOTAL INCREASE (DECREASE)................        7,605,468        186,111,744         95,367,944         43,051,046
NET ASSETS:
Beginning of period..........................      558,717,927        372,606,183         50,907,745          7,856,699
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $ 566,323,395      $ 558,717,927      $ 146,275,689      $  50,907,745
                                                 =============      =============      =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $         207      $         189      $    (546,264)     $     (83,095)
                                                 =============      =============      =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                       QUALITY INCOME PLUS                        HIGH YIELD
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................    $  28,055,125      $  26,688,390      $  13,431,873      $  17,820,801
Net realized gain (loss).....................      (16,521,578)         8,790,897       (101,843,236)       (47,026,073)
Net change in unrealized
 appreciation/depreciation...................       16,025,089          5,328,707         83,852,766        (11,351,187)
                                                 -------------      -------------      -------------      -------------
    NET INCREASE (DECREASE)..................       27,558,636         40,807,994         (4,558,597)       (40,556,459)
                                                 -------------      -------------      -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................      (26,334,574)       (25,847,068)        (9,986,834)       (17,433,199)
  Class Y shares.............................       (4,484,243)        (1,575,298)        (1,561,818)          (877,856)
Net realized gain
  Class X shares.............................        --                 --                 --                 --
  Class Y shares.............................        --                 --                 --                 --
Paid-in-capital
  Class X shares.............................        --                 --                 --                 --
  Class Y shares.............................        --                 --                 --                 --
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........      (30,818,817)       (27,422,366)       (11,548,652)       (18,311,055)
                                                 -------------      -------------      -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............       22,334,581         81,802,351          1,773,123         (1,091,250)
                                                 -------------      -------------      -------------      -------------
    TOTAL INCREASE (DECREASE)................       19,074,400         95,187,979        (14,334,126)       (59,958,764)
NET ASSETS:
Beginning of period..........................      506,872,604        411,684,625         70,633,573        130,592,337
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $ 525,947,004      $ 506,872,604      $  56,299,447      $  70,633,573
                                                 =============      =============      =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $    (719,143)     $    (475,593)     $   1,420,806      $     942,409
                                                 =============      =============      =============      =============

                                                            UTILITIES                           INCOME BUILDER
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................    $   7,802,988      $   9,792,296      $   2,798,739      $   2,876,702
Net realized gain (loss).....................      (44,545,494)         5,575,752         (3,702,533)        (6,125,756)
Net change in unrealized
 appreciation/depreciation...................      (40,169,796)      (150,471,025)        (4,731,395)         4,344,566
                                                 -------------      -------------      -------------      -------------
    NET INCREASE (DECREASE)..................      (76,912,302)      (135,102,977)        (5,635,189)         1,095,512
                                                 -------------      -------------      -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (7,221,157)        (9,551,429)        (2,321,867)        (2,768,953)
  Class Y shares.............................         (628,892)          (474,333)          (459,033)          (185,469)
Net realized gain
  Class X shares.............................        --               (27,668,154)         --                 --
  Class Y shares.............................        --                (1,423,813)         --                 --
Paid-in-capital
  Class X shares.............................        --                 --                   (52,835)          (107,996)
  Class Y shares.............................        --                 --                   (10,445)            (7,234)
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (7,850,049)       (39,117,729)        (2,844,180)        (3,069,652)
                                                 -------------      -------------      -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (57,443,499)       (44,283,875)         1,707,222         11,833,945
                                                 -------------      -------------      -------------      -------------
    TOTAL INCREASE (DECREASE)................     (142,205,850)      (218,504,581)        (6,772,147)         9,859,805
NET ASSETS:
Beginning of period..........................      352,298,985        570,803,566         70,206,985         60,347,180
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $ 210,093,135      $ 352,298,985      $  63,434,838      $  70,206,985
                                                 =============      =============      =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $     (33,006)     $     (27,612)     $      25,827      $      (6,414)
                                                 =============      =============      =============      =============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED

                                                         DIVIDEND GROWTH                    GLOBAL DIVIDEND GROWTH
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................   $   22,207,128     $   26,665,329      $   5,129,674      $   5,752,637
Net realized loss............................      (95,135,907)      (104,386,936)        (9,131,788)        (6,835,662)
Net change in unrealized
 appreciation/depreciation...................     (147,775,909)        (2,096,175)       (30,639,518)       (21,673,582)
                                                --------------     --------------      -------------      -------------
    NET DECREASE.............................     (220,704,688)       (79,817,782)       (34,641,632)       (22,756,607)
                                                --------------     --------------      -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................      (20,721,813)       (25,946,577)        (4,363,093)        (8,890,511)
  Class Y shares.............................       (1,310,473)          (709,013)          (292,241)          (157,422)
Net realized gain
  Class X shares.............................        --                 --                 --                (3,829,787)
  Class Y shares.............................        --                 --                 --                   (68,473)
                                                --------------     --------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........      (22,032,286)       (26,655,590)        (4,655,334)       (12,946,193)
                                                --------------     --------------      -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............     (185,740,464)      (146,076,979)       (34,351,216)       (44,625,980)
                                                --------------     --------------      -------------      -------------
    TOTAL DECREASE...........................     (428,477,438)      (252,550,351)       (73,648,182)       (80,328,780)
NET ASSETS:
Beginning of period..........................    1,319,256,502      1,571,806,853        295,651,872        375,980,652
                                                --------------     --------------      -------------      -------------
END OF PERIOD................................   $  890,779,064     $1,319,256,502      $ 222,003,690      $ 295,651,872
                                                ==============     ==============      =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...   $      174,886     $           44      $   4,129,869      $   3,453,657
                                                ==============     ==============      =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         EUROPEAN GROWTH                        PACIFIC GROWTH
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................    $   2,218,556      $   2,687,244      $    (148,851)     $    (148,024)
Net realized loss............................      (34,064,548)       (53,428,693)        (6,414,154)       (12,808,732)
Net change in unrealized
 appreciation/depreciation...................      (25,955,595)       (37,347,650)         4,815,928          1,889,069
                                                 -------------      -------------      -------------      -------------
    NET DECREASE.............................      (57,801,587)       (88,089,099)        (1,747,077)       (11,067,687)
                                                 -------------      -------------      -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (3,701,424)        (4,595,028)         --                  (889,116)
  Class Y shares.............................         (432,667)          (189,010)         --                   (45,120)
Net realized gain
  Class X shares.............................        --               (72,684,527)         --                 --
  Class Y shares.............................        --                (3,122,453)         --                 --
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (4,134,091)       (80,591,018)         --                  (934,236)
                                                 -------------      -------------      -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (59,832,715)       (13,211,066)       (10,271,042)       (18,157,070)
                                                 -------------      -------------      -------------      -------------
    TOTAL DECREASE...........................     (121,768,393)      (181,891,183)       (12,018,119)       (30,158,993)
NET ASSETS:
Beginning of period..........................      337,053,948        518,945,131         34,778,610         64,937,603
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $ 215,285,555      $ 337,053,948      $  22,760,491      $  34,778,610
                                                 =============      =============      =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...    $   1,834,488      $   4,047,787      $     (11,751)     $    (137,590)
                                                 =============      =============      =============      =============

                                                              EQUITY
                                               ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................   $    2,974,469     $    6,986,335
Net realized loss............................     (122,619,756)      (448,383,743)
Net change in unrealized
 appreciation/depreciation...................      (92,810,144)       (41,792,666)
                                                --------------     --------------
    NET DECREASE.............................     (212,455,431)      (483,190,074)
                                                --------------     --------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (2,854,513)        (6,874,464)
  Class Y shares.............................         (118,747)          (142,001)
Net realized gain
  Class X shares.............................        --              (279,989,635)
  Class Y shares.............................        --               (10,606,414)
                                                --------------     --------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (2,973,260)      (297,612,514)
                                                --------------     --------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............     (181,053,876)        14,210,309
                                                --------------     --------------
    TOTAL DECREASE...........................     (396,482,567)      (766,592,279)
NET ASSETS:
Beginning of period..........................    1,083,444,467      1,850,036,746
                                                --------------     --------------
END OF PERIOD................................   $  686,961,900     $1,083,444,467
                                                ==============     ==============
UNDISTRIBUTED NET INVESTMENT INCOME (LOSS)...   $           39     $       (1,170)
                                                ==============     ==============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED

                                                          S&P 500 INDEX                        GLOBAL ADVANTAGE
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................    $   2,055,605      $   1,908,599      $     248,780      $     304,263
Net realized loss............................      (14,284,210)        (8,121,529)       (13,144,428)       (15,323,375)
Net change in unrealized
 appreciation/depreciation...................      (38,250,441)       (22,932,087)         4,529,045         (1,752,752)
                                                 -------------      -------------      -------------      -------------
    NET DECREASE.............................      (50,479,046)       (29,145,017)        (8,366,603)       (16,771,864)
                                                 -------------      -------------      -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (1,398,086)        (1,685,269)          (262,674)          (348,939)
  Class Y shares.............................         (510,806)          (251,291)           (36,835)           (32,735)
Net realized gain
  Class X shares.............................        --                 --                 --                (3,960,881)
  Class Y shares.............................        --                 --                 --                  (413,197)
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (1,908,892)        (1,936,560)          (299,509)        (4,755,752)
                                                 -------------      -------------      -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............       14,554,285         19,427,233         (9,190,552)        (7,067,984)
                                                 -------------      -------------      -------------      -------------
    TOTAL INCREASE (DECREASE)................      (37,833,653)       (11,654,344)       (17,856,664)       (28,595,600)
NET ASSETS:
Beginning of period..........................      211,599,404        223,253,748         45,952,509         74,548,109
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $ 173,765,751      $ 211,599,404      $  28,095,845      $  45,952,509
                                                 =============      =============      =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME..........    $   2,044,342      $   1,908,500      $     302,103      $     298,261
                                                 =============      =============      =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                        AGGRESSIVE EQUITY                        INFORMATION
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................    $       4,004      $     184,189      $     (92,460)     $      96,546
Net realized loss............................      (13,615,676)       (34,359,108)        (4,993,333)        (4,563,372)
Net change in unrealized
 appreciation/depreciation...................       (4,925,802)        (8,047,510)          (507,970)           (60,847)
                                                 -------------      -------------      -------------      -------------
    NET DECREASE.............................      (18,537,474)       (42,222,429)        (5,593,763)        (4,527,673)
                                                 -------------      -------------      -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................         (166,751)          (337,431)           (30,365)            (7,156)
  Class Y shares.............................          (18,474)           (52,589)           (66,715)            (8,125)
Net realized gain
  Class X shares.............................        --                 --                 --                 --
  Class Y shares.............................        --                 --                 --                 --
                                                 -------------      -------------      -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........         (185,225)          (390,020)           (97,080)           (15,281)
                                                 -------------      -------------      -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (12,047,208)       (21,367,646)           898,104         11,802,317
                                                 -------------      -------------      -------------      -------------
    TOTAL INCREASE (DECREASE)................      (30,769,907)       (63,980,095)        (4,792,739)         7,259,363
NET ASSETS:
Beginning of period..........................       88,069,286        152,049,381         11,860,863          4,601,500
                                                 -------------      -------------      -------------      -------------
END OF PERIOD................................    $  57,299,379      $  88,069,286      $   7,068,124      $  11,860,863
                                                 =============      =============      =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME..........    $       2,907      $     184,187          --             $      96,546
                                                 =============      =============      =============      =============

                                                            STRATEGIST
                                               ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income (loss).................    $   7,154,159      $  15,708,075
Net realized loss............................      (19,044,209)       (13,527,775)
Net change in unrealized
 appreciation/depreciation...................      (41,747,792)       (75,241,181)
                                                 -------------      -------------
    NET DECREASE.............................      (53,637,842)       (73,060,881)
                                                 -------------      -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
 FROM:
Net investment income
  Class X shares.............................       (6,886,291)       (15,113,265)
  Class Y shares.............................         (756,901)          (872,432)
Net realized gain
  Class X shares.............................        --               (25,786,206)
  Class Y shares.............................        --                (1,505,344)
                                                 -------------      -------------
    TOTAL DIVIDENDS AND DISTRIBUTIONS........       (7,643,192)       (43,277,247)
                                                 -------------      -------------
Net increase (decrease) from transactions in
 shares of beneficial interest...............      (79,355,318)       (37,790,181)
                                                 -------------      -------------
    TOTAL INCREASE (DECREASE)................     (140,636,352)      (154,128,309)
NET ASSETS:
Beginning of period..........................      570,541,168        724,669,477
                                                 -------------      -------------
END OF PERIOD................................    $ 429,904,816      $ 570,541,168
                                                 =============      =============
UNDISTRIBUTED NET INVESTMENT INCOME..........    $     671,238      $     172,160
                                                 =============      =============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

                                                           MONEY MARKET                        LIMITED DURATION
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
CLASS X SHARES
SHARES
Sold.........................................     1,918,283,666      1,327,878,803        25,914,862          3,131,178
Reinvestment of dividends and
 distributions...............................         5,795,850         16,400,649           188,205             67,272
Redeemed.....................................    (1,944,027,739)    (1,250,307,217)      (21,423,422)        (1,301,529)
                                                ---------------    ---------------     -------------      -------------
NET INCREASE (DECREASE) - CLASS X............       (19,948,223)        93,972,235         4,679,645          1,896,921
                                                ===============    ===============     =============      =============
AMOUNT
Sold.........................................   $ 1,918,283,666    $ 1,327,878,803     $ 262,864,326      $  31,630,451
Reinvestment of dividends and
 distributions...............................         5,795,850         16,400,649         1,908,671            679,053
Redeemed.....................................    (1,944,027,739)    (1,250,307,217)     (217,321,442)       (13,110,927)
                                                ---------------    ---------------     -------------      -------------
NET INCREASE (DECREASE) - CLASS X............   $   (19,948,223)   $    93,972,235     $  47,451,555      $  19,198,577
                                                ===============    ===============     =============      =============

CLASS Y SHARES
SHARES
Sold.........................................       742,832,094        364,123,457        17,728,282          3,368,543
Reinvestment of dividends and
 distributions...............................         1,208,199          1,961,828           163,491             42,519
Redeemed.....................................      (716,486,620)      (273,945,681)      (13,196,108)        (1,088,304)
                                                ---------------    ---------------     -------------      -------------
NET INCREASE - CLASS Y.......................        27,553,673         92,139,604         4,695,665          2,322,758
                                                ===============    ===============     =============      =============
AMOUNT
Sold.........................................   $   742,832,094    $   364,123,457     $ 179,856,089      $  34,082,425
Reinvestment of dividends and
 distributions...............................         1,208,199          1,961,828         1,655,909            429,836
Redeemed.....................................      (716,486,620)      (273,945,681)     (133,907,633)       (11,049,563)
                                                ---------------    ---------------     -------------      -------------
NET INCREASE - CLASS Y.......................   $    27,553,673    $    92,139,604     $  47,604,365      $  23,462,698
                                                ===============    ===============     =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                       QUALITY INCOME PLUS                        HIGH YIELD
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
CLASS X SHARES
SHARES
Sold.........................................        9,063,202         15,119,925         19,630,159         18,143,830
Reinvestment of dividends and
 distributions...............................        2,545,310          2,472,345          8,732,139          9,657,042
Redeemed.....................................      (14,088,321)       (14,430,593)       (32,407,531)       (32,334,252)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS X............       (2,479,809)         3,161,677         (4,045,233)        (4,533,380)
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $  94,087,982      $ 158,201,213      $  21,983,986      $  38,065,972
Reinvestment of dividends and
 distributions...............................       26,334,574         25,847,068          9,986,834         17,433,199
Redeemed.....................................     (146,127,931)      (150,702,586)       (36,936,248)       (63,688,048)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS X............    $ (25,705,375)     $  33,345,695      $  (4,965,428)     $  (8,188,877)
                                                 =============      =============      =============      =============

CLASS Y SHARES
SHARES
Sold.........................................        5,815,121          5,159,930          6,050,788          4,414,455
Reinvestment of dividends and
 distributions...............................          434,088            150,006          1,396,336            528,829
Redeemed.....................................       (1,611,448)          (680,391)        (1,558,850)        (1,124,542)
                                                 -------------      -------------      -------------      -------------
NET INCREASE - CLASS Y.......................        4,637,761          4,629,545          5,888,274          3,818,742
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $  60,240,389      $  54,006,767      $   6,952,039      $   8,282,640
Reinvestment of dividends and
 distributions...............................        4,484,243          1,575,298          1,561,818            877,856
Redeemed.....................................      (16,684,676)        (7,125,409)        (1,775,306)        (2,062,869)
                                                 -------------      -------------      -------------      -------------
NET INCREASE - CLASS Y.......................    $  48,039,956      $  48,456,656      $   6,738,551      $   7,097,627
                                                 =============      =============      =============      =============

                                                            UTILITIES                           INCOME BUILDER
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
CLASS X SHARES
SHARES
Sold.........................................        3,341,658          2,190,761          1,254,862          2,673,254
Reinvestment of dividends and
 distributions...............................          612,949          2,109,497            243,175            268,707
Redeemed.....................................       (8,939,650)        (7,487,969)        (2,162,527)        (2,468,891)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS X............       (4,985,043)        (3,187,711)          (664,490)           473,070
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $  40,967,559      $  40,178,802      $  12,803,133      $  29,639,063
Reinvestment of dividends and
 distributions...............................        7,221,157         37,219,583          2,374,702          2,876,950
Redeemed.....................................     (108,012,444)      (135,821,222)       (21,593,270)       (27,104,429)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS X............    $ (59,823,728)     $ (58,422,837)     $  (6,415,435)     $   5,411,584
                                                 =============      =============      =============      =============
CLASS Y SHARES
SHARES
Sold.........................................          684,043          1,304,995          1,052,010            674,648
Reinvestment of dividends and
 distributions...............................           53,888            108,451             48,913             18,183
Redeemed.....................................         (572,092)          (625,512)          (287,808)          (107,327)
                                                 -------------      -------------      -------------      -------------
NET INCREASE - CLASS Y.......................          165,839            787,934            813,115            585,504
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $   8,533,034      $  23,965,784      $  10,459,623      $   7,363,430
Reinvestment of dividends and
 distributions...............................          628,892          1,898,146            469,478            192,703
Redeemed.....................................       (6,781,697)       (11,724,968)        (2,806,444)        (1,133,772)
                                                 -------------      -------------      -------------      -------------
NET INCREASE - CLASS Y.......................    $   2,380,229      $  14,138,962      $   8,122,657      $   6,422,361
                                                 =============      =============      =============      =============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST CONTINUED

                                                         DIVIDEND GROWTH                    GLOBAL DIVIDEND GROWTH
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
CLASS X SHARES
SHARES
Sold.........................................        4,791,625          8,370,592          4,837,950          2,547,819
Reinvestment of dividends and
 distributions...............................        1,746,196          1,918,988            381,056          1,079,822
Redeemed.....................................      (24,140,772)       (23,994,002)        (9,706,391)        (8,141,744)
                                                 -------------      -------------      -------------      -------------
NET DECREASE - CLASS X.......................      (17,602,951)       (13,704,422)        (4,487,385)        (4,514,103)
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $  59,891,024      $ 118,517,749      $  50,145,124      $  30,457,581
Reinvestment of dividends and
 distributions...............................       20,721,813         25,946,577          4,363,093         12,720,298
Redeemed.....................................     (294,154,417)      (334,828,122)      (102,195,029)       (96,536,326)
                                                 -------------      -------------      -------------      -------------
NET DECREASE - CLASS X.......................    $(213,541,580)     $(190,363,796)     $ (47,686,812)     $ (53,358,447)
                                                 =============      =============      =============      =============

CLASS Y SHARES
SHARES
Sold.........................................        5,403,484          3,957,756          1,498,162            856,167
Reinvestment of dividends and
 distributions...............................          112,479             53,019             25,635             19,225
Redeemed.....................................       (3,446,809)          (843,290)          (304,514)          (131,472)
                                                 -------------      -------------      -------------      -------------
NET INCREASE - CLASS Y.......................        2,069,154          3,167,485          1,219,283            743,920
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $  66,221,357      $  55,420,396      $  16,189,529      $  10,018,100
Reinvestment of dividends and
 distributions...............................        1,310,473            709,013            292,241            225,895
Redeemed.....................................      (39,730,714)       (11,842,592)        (3,146,174)        (1,511,528)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS Y............    $  27,801,116      $  44,286,817      $  13,335,596      $   8,732,467
                                                 =============      =============      =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         EUROPEAN GROWTH                        PACIFIC GROWTH
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
CLASS X SHARES
SHARES
Sold.........................................       38,479,604         11,284,455        166,710,798        111,809,242
Reinvestment of dividends and
 distributions...............................          238,494          4,446,465          --                   184,464
Redeemed.....................................      (42,745,618)       (16,852,961)      (168,480,958)      (115,218,886)
                                                 -------------      -------------      -------------      -------------
NET DECREASE - CLASS X.......................       (4,027,520)        (1,122,041)        (1,770,160)        (3,225,180)
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $ 532,098,976      $ 219,081,336      $ 595,500,814      $ 507,769,717
Reinvestment of dividends and
 distributions...............................        3,701,424         77,279,555          --                   889,116
Redeemed.....................................     (599,835,773)      (325,114,133)      (605,716,905)      (527,267,864)
                                                 -------------      -------------      -------------      -------------
NET DECREASE - CLASS X.......................    $ (64,035,373)     $ (28,753,242)     $ (10,216,091)     $ (18,609,031)
                                                 =============      =============      =============      =============

CLASS Y SHARES
SHARES
Sold.........................................       16,761,185          6,049,689         44,153,972         19,194,728
Reinvestment of dividends and
 distributions...............................           27,986            191,083          --                     9,361
Redeemed.....................................      (16,327,206)        (5,405,710)       (43,699,779)       (18,922,766)
                                                 -------------      -------------      -------------      -------------
NET INCREASE - CLASS Y.......................          461,965            835,062            454,193            281,323
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $ 244,323,934      $ 104,636,188      $ 161,302,075      $  82,178,698
Reinvestment of dividends and
 distributions...............................          432,667          3,311,463          --                    45,120
Redeemed.....................................     (240,553,943)       (92,405,475)      (161,357,026)       (81,771,857)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS Y............    $   4,202,658      $  15,542,176      $     (54,951)     $     451,961
                                                 =============      =============      =============      =============

                                                              EQUITY
                                               ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------
CLASS X SHARES
SHARES
Sold.........................................        1,402,328          2,207,985
Reinvestment of dividends and
 distributions...............................          153,309         11,357,188
Redeemed.....................................      (11,665,697)       (14,280,240)
                                                 -------------      -------------
NET DECREASE - CLASS X.......................      (10,110,060)          (715,067)
                                                 =============      =============
AMOUNT
Sold.........................................    $  28,206,319      $  65,478,473
Reinvestment of dividends and
 distributions...............................        2,854,513        286,864,099
Redeemed.....................................     (231,717,120)      (389,764,092)
                                                 -------------      -------------
NET DECREASE - CLASS X.......................    $(200,656,288)     $ (37,421,520)
                                                 =============      =============
CLASS Y SHARES
SHARES
Sold.........................................        1,624,208          1,889,420
Reinvestment of dividends and
 distributions...............................            6,661            426,095
Redeemed.....................................         (678,196)          (421,163)
                                                 -------------      -------------
NET INCREASE - CLASS Y.......................          952,673          1,894,352
                                                 =============      =============
AMOUNT
Sold.........................................    $  32,780,255      $  51,929,531
Reinvestment of dividends and
 distributions...............................          118,747         10,748,415
Redeemed.....................................      (13,296,590)       (11,046,117)
                                                 -------------      -------------
NET INCREASE (DECREASE) - CLASS Y............    $  19,602,412      $  51,631,829
                                                 =============      =============

Morgan Stanley Variable Investment Series
FINANCIAL STATEMENTS CONTINUED

STATEMENTS OF CHANGES IN NET ASSETS CONTINUED
SUMMARY OF TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST CONTINUED

                                                          S&P 500 INDEX                        GLOBAL ADVANTAGE
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
CLASS X SHARES
SHARES
Sold.........................................        3,558,131          3,535,737          1,262,216          1,888,226
Reinvestment of dividends and
 distributions...............................          155,689            151,553             39,981            544,857
Redeemed.....................................       (5,729,100)        (5,358,791)        (2,833,620)        (3,705,547)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS X............       (2,015,280)        (1,671,501)        (1,531,423)        (1,272,464)
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $  32,462,597      $  38,618,659      $   7,546,151      $  16,869,592
Reinvestment of dividends and
 distributions...............................        1,398,086          1,685,269            262,674          4,309,820
Redeemed.....................................      (50,991,401)       (57,391,636)       (17,689,544)       (31,322,011)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS X............    $ (17,130,718)     $ (17,087,708)     $  (9,880,719)     $ (10,142,599)
                                                 =============      =============      =============      =============

CLASS Y SHARES
SHARES
Sold.........................................        4,629,136          4,013,501            337,613            453,466
Reinvestment of dividends and
 distributions...............................           57,073             22,639              5,624             56,519
Redeemed.....................................       (1,234,529)          (673,217)          (232,485)          (147,261)
                                                 -------------      -------------      -------------      -------------
NET INCREASE - CLASS Y.......................        3,451,680          3,362,923            110,752            362,724
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $  41,774,805      $  43,449,899      $   2,165,042      $   3,789,065
Reinvestment of dividends and
 distributions...............................          510,806            251,291             36,835            445,932
Redeemed.....................................      (10,600,608)        (7,186,249)        (1,511,710)        (1,160,382)
                                                 -------------      -------------      -------------      -------------
NET INCREASE - CLASS Y.......................    $  31,685,003      $  36,514,941      $     690,167      $   3,074,615
                                                 =============      =============      =============      =============

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                        AGGRESSIVE EQUITY                        INFORMATION
                                               ------------------------------------  ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR       FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED              ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001  DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------  -----------------  -----------------
CLASS X SHARES
SHARES
Sold.........................................          509,630          1,397,087          1,231,320          1,948,510
Reinvestment of dividends and
 distributions...............................           18,446             30,020              8,879              1,168
Redeemed.....................................       (2,283,437)        (4,314,752)        (1,403,794)        (1,403,159)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS X............       (1,755,361)        (2,887,645)          (163,595)           546,519
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $   4,830,784      $  16,147,379      $   4,977,166      $  12,940,416
Reinvestment of dividends and
 distributions...............................          166,751            337,431             30,365              7,156
Redeemed.....................................      (20,770,890)       (48,169,868)        (5,635,114)        (8,662,660)
                                                 -------------      -------------      -------------      -------------
NET INCREASE (DECREASE) - CLASS X............    $ (15,773,355)     $ (31,685,058)     $    (627,583)     $   4,284,912
                                                 =============      =============      =============      =============

CLASS Y SHARES
SHARES
Sold.........................................          898,928          1,302,417          1,480,252          1,447,185
Reinvestment of dividends and
 distributions...............................            2,048              4,687             19,507              1,328
Redeemed.....................................         (493,572)          (410,601)        (1,198,346)          (252,179)
                                                 -------------      -------------      -------------      -------------
NET INCREASE - CLASS Y.......................          407,404            896,503            301,413          1,196,334
                                                 =============      =============      =============      =============
AMOUNT
Sold.........................................    $   8,064,893      $  14,654,081      $   6,091,649      $   8,921,999
Reinvestment of dividends and
 distributions...............................           18,474             52,589             66,715              8,125
Redeemed.....................................       (4,357,220)        (4,389,258)        (4,632,677)        (1,412,719)
                                                 -------------      -------------      -------------      -------------
NET INCREASE - CLASS Y.......................    $   3,726,147      $  10,317,412      $   1,525,687      $   7,517,405
                                                 =============      =============      =============      =============

                                                            STRATEGIST
                                               ------------------------------------
                                                 FOR THE YEAR       FOR THE YEAR
                                                     ENDED              ENDED
                                               DECEMBER 31, 2002  DECEMBER 31, 2001
                                               -----------------  -----------------
CLASS X SHARES
SHARES
Sold.........................................        2,231,806          3,700,673
Reinvestment of dividends and
 distributions...............................          533,612          2,817,502
Redeemed.....................................      (10,138,810)       (11,126,380)
                                                 -------------      -------------
NET INCREASE (DECREASE) - CLASS X............       (7,373,392)        (4,608,205)
                                                 =============      =============
AMOUNT
Sold.........................................    $  29,626,858      $  55,551,505
Reinvestment of dividends and
 distributions...............................        6,886,291         40,899,471
Redeemed.....................................     (132,429,889)      (164,253,283)
                                                 -------------      -------------
NET INCREASE (DECREASE) - CLASS X............    $ (95,916,740)     $ (67,802,307)
                                                 =============      =============
CLASS Y SHARES
SHARES
Sold.........................................        2,032,687          2,679,997
Reinvestment of dividends and
 distributions...............................           59,152            164,477
Redeemed.....................................         (861,112)          (810,739)
                                                 -------------      -------------
NET INCREASE - CLASS Y.......................        1,230,727          2,033,735
                                                 =============      =============
AMOUNT
Sold.........................................    $  26,882,788      $  39,753,947
Reinvestment of dividends and
 distributions...............................          756,901          2,377,776
Redeemed.....................................      (11,078,267)       (12,119,597)
                                                 -------------      -------------
NET INCREASE - CLASS Y.......................    $  16,561,422      $  30,012,126
                                                 =============      =============

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002

1. ORGANIZATION AND ACCOUNTING POLICIES
Morgan Stanley Variable Investment Series (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. Investments in the Fund may be made only by (1) Northbrook Life Insurance Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; (2) Allstate Life Insurance Company to fund the benefits under variable annuity contracts it issues; (3) Glenbrook Life and Annuity Company to fund the benefits under variable annuity contracts and variable life insurance contracts it issues; and
(4) Paragon Life Insurance Company to fund the benefits under variable life insurance contracts it issues to certain employees of Morgan Stanley, the parent company of Morgan Stanley Investment Advisors Inc. (the "Investment Manager").

The Fund, organized on February 25, 1983 as a Massachusetts business trust, consists of sixteen Portfolios ("Portfolios") which commenced operations as follows:

                                        COMMENCEMENT OF
PORTFOLIO                                  OPERATIONS
---------                             --------------------
Money Market........................         March 9, 1984
Limited Duration*...................           May 4, 1999
Quality Income Plus.................         March 1, 1987
High Yield..........................         March 9, 1984
Utilities...........................         March 1, 1990
Income Builder......................      January 21, 1997
Dividend Growth.....................         March 1, 1990
Global Dividend Growth..............     February 23, 1994
                                        COMMENCEMENT OF
PORTFOLIO                                  OPERATIONS
---------                             --------------------
European Growth.....................         March 1, 1991
Pacific Growth......................     February 23, 1994
Equity..............................         March 9, 1984
S&P 500 Index.......................          May 18, 1998
Global Advantage**..................          May 18, 1998
Aggressive Equity...................           May 4, 1999
Information.........................      November 6, 2000
Strategist..........................         March 1, 1987

------------------

 *    Formerly Short-Term Bond (the Portfolio's name changed effective May 1,
      2002).
 ** Formerly Competitive Edge "Best Ideas" (the Portfolio's name changed effective July 30, 2002).

On June 5, 2000, the Fund commenced offering one additional class of shares (Class Y shares). The two classes are identical except that Class Y shares incur distribution expenses. Class X shares are generally available to holders of contracts offered by Paragon Life Insurance Company and other contracts offered before May 1, 2000. Class Y shares are available to holders of contracts offered by Northbrook Life Insurance Company, Allstate Life Insurance Company, and Glenbrook Life and Annuity Company offered on or after June 5, 2000.

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

The investment objectives of each Portfolio are as follows:

        PORTFOLIO                          INVESTMENT OBJECTIVE
       Money Market         Seeks high current income, preservation of capital
                            and liquidity by investing in short-term money
                            market instruments.
     Limited Duration       Seeks to provide a high level of current income
                            consistent with the preservation of capital, by
                            investing primarily in bonds issued or guaranteed
                            as to principal and interest by the U.S.
                            Government, its agencies or instrumentalities and
                            investment grade corporate and other types of
                            bonds including asset-backed securities.
   Quality Income Plus      Seeks, as its primary objective, to earn a high
                            level of current income and, as a secondary
                            objective, capital appreciation, but only when
                            consistent with its primary objective, by
                            investing primarily in U.S. Government securities
                            and higher-rated fixed income securities.
        High Yield          Seeks, as its primary objective, to earn a high
                            level of current income and, as a secondary
                            objective, capital appreciation, but only when
                            consistent with its primary objective, by
                            investing primarily in lower-rated fixed income
                            securities.
        Utilities           Seeks both capital appreciation and current income
                            by investing in equity and fixed income securities
                            of companies engaged in the utilities industry.
      Income Builder        Seeks, as its primary objective, to earn
                            reasonable income and, as a secondary objective,
                            growth of capital by investing primarily in
                            income-producing equity securities.
     Dividend Growth        Seeks to provide reasonable current income and
                            long-term growth of income and capital by
                            investing primarily in common stocks of companies
                            with a record of paying dividends and the
                            potential for increasing dividends.
  Global Dividend Growth    Seeks to provide reasonable current income and
                            long-term growth of income and capital by
                            investing primarily in common stocks of companies,
                            issued by issuers worldwide, with a record of
                            paying dividends and the potential for increasing
                            dividends.
     European Growth        Seeks to maximize the capital appreciation of its
                            investments by investing primarily in securities
                            issued by issuers located in Europe.
      Pacific Growth        Seeks to maximize the capital appreciation of its
                            investments by investing primarily in securities
                            issued by issuers located in Asia, Australia and
                            New Zealand.
          Equity            Seeks, as its primary objective, capital growth
                            and, as a secondary objective, income, but only
                            when consistent with its primary objective, by
                            investing primarily in equity securities and
                            securities convertible into equity securities.

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

        PORTFOLIO                          INVESTMENT OBJECTIVE
      S&P 500 Index         Seeks to provide investment results that, before
                            expenses, correspond to the total return of the
                            Standard & Poor's 500 Composite Stock Price Index
                            (the "S&P 500 Index") by investing primarily in
                            common stocks included in the S&P 500 Index.
     Global Advantage       Seeks long-term capital growth. Effective
                            July 30, 2002, the Portfolio seeks to achieve its
                            objective by investing at least 65% of its assets
                            in equity securities of companies located
                            throughout the world (including the U.S.). Prior
                            to July 30, 2002, the Portfolio seeked to achieve
                            its objective by investing primarily in the common
                            stock of U.S. and non-U.S. companies included in
                            the "Best Ideas" list, a research compilation
                            assembled and maintained by Morgan Stanley Equity
                            Research.
    Aggressive Equity       Seeks long-term capital growth by investing
                            primarily in equity securities of companies that
                            offer the potential for superior earnings growth.
       Information          Seeks long-term capital appreciation by investing
                            primarily in common stocks and investment grade
                            convertible securities of companies throughout the
                            world that are engaged in the communications and
                            information industry.
        Strategist          Seeks a high total investment return through a
                            fully managed investment policy utilizing equity,
                            investment grade fixed income and money market
                            securities and writing covered options.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Money Market: securities are valued at amortized cost which approximates market value. All remaining Portfolios: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange, Nasdaq, or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market pursuant to procedures adopted by the Trustees); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price; (3) futures contracts are valued at the latest price published by the commodities exchange on which they trade;
(4) when market quotations are not readily available, including circumstances under which it is determined by the Investment Manager (or, in the case of European Growth and Pacific Growth, by Morgan Stanley Investment Management Inc. (the "Sub-Advisor"))that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees; (5) certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Trustees and;

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

(6) short-term debt securities having a maturity date of more than sixty days at the time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Interest income is accrued daily except where collection is not expected. The Fund amortizes premiums and accretes discounts over the life of the respective securities.

C. MULTIPLE CLASS ALLOCATIONS -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

D. FUTURES CONTRACTS -- A futures contract is an agreement between two parties to buy and sell financial instruments or contracts based on financial indices at a set price on a future date. Upon entering into such a contract, the Fund is required to pledge to the broker cash, U.S. Government securities or other liquid portfolio securities equal to the minimum initial margin requirements of the applicable futures exchange. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments, known as variation margin, are recorded by the Fund as unrealized gains or losses. Upon closing of the contract, the Fund realizes a gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

E. FOREIGN CURRENCY TRANSLATION AND FORWARD FOREIGN CURRENCY CONTRACTS -- The books and records of the Fund are maintained in U.S. dollars as follows:
(1) the foreign currency market value of investment securities, other assets and liabilities and forward foreign currency contracts ("forward contracts") are translated at the exchange rates prevailing at the end of the period; and
(2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

result of changes in the foreign exchange rates from the changes in the market prices of the securities. Forward contracts are valued daily at the appropriate exchange rates. The resultant unrealized exchange gains and losses are recorded as unrealized foreign currency gain or loss. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

F. FEDERAL INCOME TAX POLICY -- It is the Fund's policy to comply individually for each Portfolio with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

H. EXPENSES -- Direct expenses are charged to the respective Portfolio and general Fund expenses are allocated on the basis of relative net assets or equally among the Portfolios. The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by a Portfolio.

I. USE OF ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

2. INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS
Pursuant to an Investment Management Agreement (the "Agreement"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to each Portfolios' net assets determined at the close of each business day:

Money Market -- 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding $750 million and 0.375% to the portion of daily net assets exceeding $750 million.

Limited Duration -- 0.45%.

Quality Income Plus -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.45% to the portion of daily net assets exceeding $500 million.

High Yield -- 0.50% to the portion of daily net assets not exceeding $500 million and 0.425% to the portion of daily net assets exceeding $500 million.

Utilities -- 0.65% to the portion of daily net assets not exceeding $500 million; 0.55% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion and 0.525% to the portion of daily net assets exceeding $1 billion.

Income Builder -- 0.75%.

Dividend Growth -- 0.625% to the portion of daily net assets not exceeding $500 million; 0.50% to the portion of daily net assets exceeding $500 million but not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion; 0.45% to the portion of daily net assets exceeding $2 billion but not exceeding $3 billion and 0.425% to the portion of daily net assets exceeding $3 billion.

Global Dividend Growth -- 0.75% to the portion of daily net assets not exceeding $1 billion and 0.725% to the portion of daily net assets exceeding $1 billion.

European Growth -- 0.95% to the portion of daily net assets not exceeding $500 million and 0.90% to the portion of daily net assets exceeding $500 million.

Pacific Growth -- 0.95%.

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

Equity -- 0.50% to the portion of daily net assets not exceeding $1 billion; 0.475% to the portion of daily net assets exceeding $1 billion but not exceeding $2 billion and 0.45% to the portion of daily net assets exceeding $2 billion.

S&P 500 Index -- 0.40%.

Global Advantage -- 0.65%.

Information -- 0.75%

Aggressive Equity -- 0.75%.

Strategist -- 0.50% to the portion of daily net assets not exceeding $1.5 billion and 0.475% to the portion of daily net assets exceeding $1.5 billion.

Under a Sub-Advisory Agreement between the Investment Manager and the Sub-Advisor, the Sub-Advisor provides European Growth and Pacific Growth with investment advice and portfolio management relating to the Portfolios' investments in securities, subject to the overall supervision of the Investment Manager. As compensation for its services provided pursuant to the Sub-Advisory Agreement, the Investment Manager pays the Sub-Advisor monthly compensation equal to 40% of its monthly compensation.

The Investment Manager has agreed to assume all operating expenses (except for distribution fees) and to waive its compensation to the extent that such expenses and compensation on an annualized basis exceed 0.50% of the daily net assets of S&P 500 Index.

3. PLAN OF DISTRIBUTION
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and Sub-Advisor. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. Under the Plan, Class Y shares of each Portfolio bear a distribution fee which is accrued daily and paid monthly at the annual rate of 0.25% of the average daily net assets of the class.

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES
Purchases and sales/maturities of portfolio securities, excluding short-term investments (except for the Money Market Portfolio), for the year ended December 31, 2002 were as follows:

                                         U.S. GOVERNMENT SECURITIES                  OTHER
                                      --------------------------------  --------------------------------
                                        PURCHASES     SALES/MATURITIES    PURCHASES     SALES/MATURITIES
                                      --------------  ----------------  --------------  ----------------
Money Market........................  $1,077,224,071   $1,063,781,649   $9,653,837,638   $9,653,874,890
Limited Duration....................     121,319,360       33,758,792       35,821,506       10,812,691
Quality Income Plus.................      18,509,648       22,479,708      511,670,082      498,615,491
High Yield..........................        --              --              27,601,042       35,712,630
Utilities...........................       6,789,486        9,195,360      117,797,852      147,611,530
Income Builder......................        --              --              49,074,587       48,084,389
Dividend Growth.....................        --              --             237,638,532      406,234,565
Global Dividend Growth..............        --              --              44,043,180       73,183,222
European Growth.....................        --              --             251,030,504      314,619,639
Pacific Growth......................        --              --              94,533,182      105,885,592
Equity..............................      26,100,335       26,135,696    1,753,564,728    1,945,509,326
S&P 500 Index.......................        --              --              23,237,821       10,068,883
Global Advantage....................        --              --              41,823,782       48,392,077
Aggressive Equity...................       5,178,355        5,180,762      175,389,933      190,144,860
Information.........................        --              --              12,938,315       12,230,018
Strategist..........................     331,582,900      331,560,299      192,329,344      223,387,154

Included in the aforementioned purchases and sales of portfolio securities of S&P 500 Index are purchases and sales of Morgan Stanley, an affiliate of the Investment Manager, Sub-Advisor and Distributor, of $86,130 and $27,751, respectively, including realized losses of $36,275.

The following Portfolios had transactions in Allstate Corp. common stock, an affiliate of the Fund:

                                                              NET REALIZED
                                      PURCHASES     SALES     GAINS/LOSSES
                                      ----------  ----------  ------------
Income Builder......................  $1,298,086      --          --
Equity..............................   8,998,334  $4,651,295    $ 48,696
S&P 500 Index.......................      44,016      22,246      (4,856)
Aggressive Equity...................     916,298     669,530      37,551
Strategist..........................      --       1,958,651     993,151

The following Portfolios had transactions in MetLife Inc. common stock, an affiliate of the Fund:

                                                              NET REALIZED
                                      PURCHASES     SALES     GAINS/LOSSES
                                      ----------  ----------  ------------
Quality Income Plus.................  $5,185,453  $1,267,525    $50,932
S&P 500 Index.......................      34,171      23,379     (8,987)

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

Included in the aforementioned transactions of Dividend Growth, Global Dividend Growth, Equity, Information, Pacific Growth and Aggressive Equity are purchases with other Morgan Stanley Funds of $410,000, $82,000, $3,237,279, $25,692,
$183,287 and $117,345, respectively. Included in the aforementioned transactions of Dividend Growth, Global Dividend Growth, Equity, Global Advantage and Aggressive Equity are sales with other Morgan Stanley Funds of $4,861,098, $673,534, $2,494,564, $739,276 and $198,511, respectively, including net realized gains (losses) of $(312,855), $(650,324), $622,635, $(214,132) and
$(60,561), respectively.

For the year ended December 31, 2002, the following Portfolios incurred brokerage commissions with Morgan Stanley DW Inc., an affiliate of the Investment Manager, Sub-Advisor and Distributor, for portfolio transactions executed on behalf of the Portfolio:

                      GLOBAL
           DIVIDEND  DIVIDEND          AGGRESSIVE
UTILITIES   GROWTH    GROWTH   EQUITY    EQUITY    INFORMATION
---------  --------  --------  ------  ----------  -----------
 $ 1,350    $7,380    $1,575    $806    $17,522      $3,479
 =======    ======    ======    ====    =======      ======

For the year ended December 31, 2002, the following Portfolios incurred brokerage commissions with Morgan Stanley & Co., Inc., an affiliate of the Investment Manager, Sub-Advisor and Distributor, for portfolio transactions executed on behalf of the Portfolio:

                               GLOBAL
           INCOME   DIVIDEND  DIVIDEND  PACIFIC
UTILITIES  BUILDER   GROWTH    GROWTH   GROWTH
---------  -------  --------  --------  -------
$163,944   $17,023  $133,515  $34,085   $23,149
========   =======  ========  =======   =======

            GLOBAL    AGGRESSIVE
 EQUITY    ADVANTAGE   EQUITY     INFORMATION  STRATEGIST
---------  ---------  ----------  -----------  ----------
$419,398    $21,750    $ 84,132     $ 9,553     $50,299
========    =======    ========     =======     =======

Included in the receivable for investments sold at December 31, 2002 for Equity and Aggressive Equity are $915,193 and $114,537, respectively, for unsettled trades with Morgan Stanley & Co., Inc.

For the year ended December 31, 2002, Pacific Growth incurred brokerage commissions of $368 with China International Capital Corp., an affiliate of the Investment Manager, Sub Advisor and Distributor, for portfolio transactions executed on behalf of the Portfolio.

Morgan Stanley Trust, an affiliate of the Investment Manager, Sub-Advisor and Distributor, is the Fund's transfer agent.

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 2002 included in Trustees' fees and expenses in the Statement of Operations and the accrued pension liability included in accrued expenses in the Statement of Assets and Liabilities are as follows:

                                AGGREGATE PENSION COSTS
---------------------------------------------------------------------------------------
                       QUALITY                                                  GLOBAL
 MONEY     LIMITED     INCOME     HIGH                  INCOME     DIVIDEND    DIVIDEND
MARKET     DURATION     PLUS      YIELD    UTILITIES    BUILDER     GROWTH      GROWTH
-------    --------    -------    -----    ---------    -------    --------    --------
$1,530       $71       $  661     $289       $1,549      $257       $1,754       $403
======       ===       ======     ====       ======      ====       ======       ====

EUROPEAN    PACIFIC                S&P 500     GLOBAL      AGGRESSIVE
GROWTH      GROWTH      EQUITY     INDEX      ADVANTAGE     EQUITY       STRATEGIST
--------    --------    -------    -------    ---------    ----------    ----------
 $  449       $53       $1,452       $270       $   62        $119         $1,793
 ======       ===       ======       ====       ======        ====         ======

                                ACCRUED PENSION LIABILITY
------------------------------------------------------------------------------------------
                        QUALITY                                                    GLOBAL
 MONEY      LIMITED     INCOME      HIGH                   INCOME     DIVIDEND    DIVIDEND
 MARKET     DURATION     PLUS       YIELD     UTILITIES    BUILDER     GROWTH      GROWTH
--------    --------    -------    -------    ---------    -------    --------    --------
$11,536        $ 41     $7,174     $3,805       $5,881      $774      $10,501      $1,261
=======        ====     ======     ======       ======      ====      =======      ======

EUROPEAN    PACIFIC                S&P 500     GLOBAL      AGGRESSIVE
GROWTH      GROWTH      EQUITY     INDEX      ADVANTAGE     EQUITY       STRATEGIST
--------    --------    -------    -------    ---------    ----------    ----------
$ 1,565        $374     $7,336     $  259       $   81        $114         $ 8,645
=======        ====     ======     ======       ======        ====         =======

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

5. FEDERAL INCOME TAX STATUS
At December 31, 2002, the following Portfolios had an approximate net capital loss carryover which may be used to offset future capital gains to the extent provided by regulations:

                                                                   (AMOUNTS IN THOUSANDS)
                                      --------------------------------------------------------------------------------
   AVAILABLE THROUGH DECEMBER 31,      2003    2004    2005    2006     2007      2008      2009      2010     TOTAL
------------------------------------  ------  ------  ------  -------  -------  --------  --------  --------  --------
Limited Duration....................    --      --      --      --       --        --        --     $    497  $    497
Quality Income Plus.................    --    $2,491    --      --     $10,670  $ 10,496     --       20,513    44,170
High Yield..........................  $2,984   5,521    --    $ 2,735   10,786     7,524  $ 47,273    63,495   140,318
Utilities...........................    --      --      --      --       --        --          307    41,442    41,749
Income Builder......................    --      --      --      --         180     1,746     4,585     4,741    11,252
Dividend Growth.....................    --      --      --      --       --      233,060    55,108   134,519   422,687
Global Dividend Growth..............    --      --      --      --       --        --        3,080     7,538    10,618
European Growth.....................    --      --      --      --       --        --       45,188    22,026    67,214
Pacific Growth......................    --      --    $6,035   33,536    --        --        7,442     3,806    50,819
Equity..............................    --      --     3,342       14    --        --      490,528   129,927   623,811
S&P 500 Index.......................    --      --      --      --       --          175     8,081    14,114    22,370
Global Advantage....................    --      --      --      --       --        --       14,642    14,172    28,814
Aggressive Equity...................    --      --      --      --          68    10,199    39,094    13,048    62,409
Information.........................    --      --      --      --       --        --        3,344     5,313     8,657
Strategist..........................    --      --      --      --       --        --       23,765    15,301    39,066

Net capital and net foreign currency losses incurred after October 31 ("post-October losses") within the taxable year are deemed to arise on the first business day of the Portfolios' next taxable year. The following Portfolios incurred and will elect to defer post-October losses during fiscal 2002: Limited Duration -- $275,000; Quality Income Plus -- $1,724,000; High Yield -- $38,230,000; Utilities -- $298,000; Income Builder -- $671,000; Dividend
Growth -- $11,053,000; Global Dividend Growth -- $6,094,000; European Growth -- $3,156,000; Pacific Growth -- $561,000; Equity -- $177,000; S&P 500 Index --
$474,000; Global Advantage -- $274,000; Aggressive Equity -- $852,000; Information -- $227,000; Strategist -- $4,646,000.

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

At December 31, 2002, the primary reason(s) for significant temporary/permanent book/tax differences were as follows:

                                        TEMPORARY DIFFERENCES      PERMANENT DIFFERENCES
                                      -------------------------  --------------------------
                                        POST-         LOSS         FOREIGN       EXPIRED
                                       OCTOBER   DEFERRALS FROM    CURRENCY    CAPITAL LOSS
                                       LOSSES      WASH SALES    GAINS/LOSSES  CARRYFORWARD
                                      ---------  --------------  ------------  ------------
Limited Duration....................        -
Quality Income Plus.................        -                                           -
High Yield..........................        -              -                            -
Utilities...........................        -              -
Income Builder......................        -              -
Dividend Growth.....................        -              -
Global Dividend Growth..............        -              -              -
European Growth.....................        -              -              -
Pacific Growth......................        -              -              -
Equity..............................        -              -
S&P 500 Index.......................        -              -
Global Advantage....................        -              -              -
Aggressive Equity...................        -              -
Information.........................        -              -
Strategist..........................        -              -

Additionally, the following Portfolios had other temporary differences: Global Dividend Growth and Pacific Growth -- income from mark-to-market of passive foreign investment companies ("PFICs"); Global Dividend Growth, European Growth and Global Advantage -- income/loss from the mark-to-market of forward foreign currency contracts; Limited Duration, Quality Income Plus, S&P 500 Index, Aggressive Equity and Strategist -- capital gain/loss from the mark-to-market of futures contracts; High Yield -- interest on bonds in default. The following Portfolios had permanent differences: Pacific Growth and Information -- a net operating loss; Pacific Growth -- tax adjustments on PFICs sold by the Portfolio; Limited Duration, Quality Income Plus and Strategist -- gain/loss on paydowns. The following Portfolios had temporary and permanent differences attributable to book amortization of premiums/discounts on debt securities; Limited Duration, Quality Income Plus, High Yield, Utilities, Income Builder and Strategist.

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                                       ACCUMULATED UNDISTRIBUTED    ACCUMULATED UNDISTRIBUTED
                                      NET INVESTMENT INCOME (LOSS)  NET REALIZED GAIN (LOSS)   PAID-IN-CAPITAL
                                      ----------------------------  -------------------------  ---------------
Limited Duration....................          $   399,400                  $ (399,400)              --
Quality Income Plus.................            2,520,142                   1,853,641            $(4,373,783)
High Yield..........................           (1,404,824)                  4,660,810             (3,255,986)
Utilities...........................               41,667                     (41,667)              --
Income Builder......................               14,402                     (14,402)              --
Global Dividend Growth..............              201,872                    (201,872)              --
European Growth.....................             (297,764)                    297,764               --
Pacific Growth......................              274,690                    (119,203)              (155,487)
S&P 500 Index.......................              (10,871)                     10,871               --
Global Advantage....................               54,571                     (54,571)              --
Aggressive Equity...................                  (59)                         59               --
Information.........................               92,994                  --                        (92,994)
Strategist..........................              988,111                    (988,111)              --

6. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS
All of the Portfolios (except for Money Market, Quality Income Plus, Dividend Growth, Equity and S&P 500 Index) may enter into forward contracts to facilitate settlement of foreign currency denominated foreign securities.

Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Portfolios bear the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these forward contracts from the potential inability of the counterparties to meet the terms of their contracts.

At December 31, 2002, Global Dividend Growth, European Growth, Pacific Growth and Global Advantage had outstanding forward contracts.

All Portfolios (except Money Market, High Yield, Income Builder, Dividend Growth and Equity) may invest in futures contracts. Futures contracts involve elements of market risk in excess of the amount reflected in the Statement of Assets and Liabilities. The respective Portfolio bears the risk of an unfavorable change in the value of the underlying securities.

At December 31, 2002, Limited Duration, Quality Income Plus, S&P 500 Index, Aggressive Equity and Strategist had outstanding futures contracts.

Morgan Stanley Variable Investments Series
NOTES TO FINANCIAL STATEMENTS / / DECEMBER 31, 2002 CONTINUED

At December 31, 2002, European Growth's investments in securities of issuers in the United Kingdom represented 38.4% of the Portfolio's net assets and Pacific Growth's investments in securities of issuers in Japan represented 54.8% of the Portfolio's net assets. These investments, which involve risks and considerations not present with respect to U.S. securities, may be affected by economic or political developments in these regions.

At December 31, 2002, Global Dividend Growth's, European Growth's, Pacific Growth's and Information's cash balance consisted principally of interest bearing deposits with J.P. Morgan Chase Bank, the custodian of each Portfolio.

7. LIQUIDATION
On August 20, 2002, shareholders of the Capital Growth Portfolio approved its liquidation. On August 23, 2002, the Portfolio was liquidated, with the value of the Portfolio's shares transferred to the Money Market Portfolio.

Morgan Stanley Variable Investment Series
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                NET ASSET
YEAR                              VALUE             NET             NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING        INVESTMENT        AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD          INCOME           GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        ----------        --------------        ----------        ------------
MONEY MARKET
CLASS X SHARES
1998....................         $ 1.00            $0.051              --                 $ 0.051            $(0.051)
1999....................           1.00             0.047              --                   0.047             (0.047)
2000(a).................           1.00             0.058*             --                   0.058             (0.058)**
2001....................           1.00             0.039*             --                   0.039             (0.039)**
2002....................           1.00             0.013*             --                   0.013             (0.013)**
CLASS Y SHARES
2000(b).................           1.00             0.033*             --                   0.033             (0.033)**
2001....................           1.00             0.036*             --                   0.036             (0.036)**
2002....................           1.00             0.011*             --                   0.011             (0.011)**
LIMITED DURATION
CLASS X SHARES
1999(d).................          10.00              0.27              $(0.12)               0.15              (0.27)
2000(a).................           9.88              0.51*               0.05                0.56              (0.48)
2001....................           9.96              0.40*               0.26                0.66              (0.45)
2002....................          10.17              0.27*               0.13                0.40              (0.36)
CLASS Y SHARES
2000(b).................           9.86              0.28*               0.09                0.37              (0.28)
2001....................           9.95              0.35*               0.28                0.63              (0.42)
2002....................          10.16              0.24*               0.14                0.38              (0.34)
QUALITY INCOME PLUS
CLASS X SHARES
1998....................          10.77              0.68                0.23                0.91              (0.68)
1999....................          11.00              0.67               (1.14)              (0.47)             (0.67)
2000(a).................           9.86              0.68*               0.37                1.05              (0.69)
2001....................          10.22              0.61*               0.34                0.95              (0.62)
2002....................          10.55              0.58*              (0.02)               0.56              (0.64)
CLASS Y SHARES
2000(b).................           9.80              0.38*               0.42                0.80              (0.39)
2001....................          10.21              0.57*               0.36                0.93              (0.60)
2002....................          10.54              0.54*              (0.01)               0.53              (0.61)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
MONEY MARKET
CLASS X SHARES
1998....................           --                   $(0.051)           $ 1.00            5.18%         $442,034
1999....................           --                    (0.047)             1.00            4.80           435,643
2000(a).................           --                    (0.058)             1.00            6.01           358,793
2001....................           --                    (0.039)             1.00            3.94           452,765
2002....................           --                    (0.013)             1.00            1.34           432,817
CLASS Y SHARES
2000(b).................           --                    (0.033)             1.00            3.37(1)         13,813
2001....................           --                    (0.036)             1.00            3.68           105,952
2002....................           --                    (0.011)             1.00            1.08           133,506
LIMITED DURATION
CLASS X SHARES
1999(d).................           --                     (0.27)             9.88            1.56(1)          3,175
2000(a).................           --                     (0.48)             9.96            5.85             6,427
2001....................           --                     (0.45)            10.17            6.72            25,858
2002....................           $(0.04)                (0.40)            10.17            4.06            73,476
CLASS Y SHARES
2000(b).................           --                     (0.28)             9.95            3.82(1)          1,430
2001....................           --                     (0.42)            10.16            6.49            25,050
2002....................            (0.04)                (0.38)            10.16            3.81            72,800
QUALITY INCOME PLUS
CLASS X SHARES
1998....................           --                     (0.68)            11.00            8.67           547,583
1999....................           --                     (0.67)             9.86           (4.32)          456,132
2000(a).................           --                     (0.69)            10.22           11.09           406,508
2001....................           --                     (0.62)            10.55            9.57           452,757
2002....................           --                     (0.64)            10.47            5.51           423,685
CLASS Y SHARES
2000(b).................           --                     (0.39)            10.21            8.31(1)          5,176
2001....................           --                     (0.60)            10.54            9.33            54,115
2002....................           --                     (0.61)            10.46            5.26           102,262

                              RATIOS TO AVERAGE
                                  NET ASSETS
                          --------------------------
YEAR                                         NET            PORTFOLIO
ENDED                                     INVESTMENT        TURNOVER
DECEMBER 31               EXPENSES          INCOME            RATE
-----------               --------        ----------        ---------
MONEY MARKET
CLASS X SHARES
1998....................     0.52%            5.04%             N/A
1999....................     0.52             4.68              N/A
2000(a).................     0.52             5.83              N/A
2001....................     0.51             3.69              N/A
2002....................     0.51             1.32              N/A
CLASS Y SHARES
2000(b).................     0.77(2)          5.86(2)           N/A
2001....................     0.76             3.44              N/A
2002....................     0.76             1.07              N/A
LIMITED DURATION
CLASS X SHARES
1999(d).................     0.62(2)(4)       4.83(2)(4)         56%(1)
2000(a).................     0.98             5.08               16
2001....................     0.61(6)#         3.84(6)           133
2002....................     0.48             2.65               58
CLASS Y SHARES
2000(b).................     1.17(2)          5.00(2)            16
2001....................     0.86(6)#         3.59(6)           133
2002....................     0.73             2.40               58
QUALITY INCOME PLUS
CLASS X SHARES
1998....................     0.52             6.23              152
1999....................     0.52             6.45              119
2000(a).................     0.52             6.90              105
2001....................     0.53             5.82              150
2002....................     0.52             5.57              106
CLASS Y SHARES
2000(b).................     0.77(2)          6.53(2)           105
2001....................     0.78             5.57              150
2002....................     0.77             5.32              106

Morgan Stanley Variable Investment Series
Financial Highlights CONTINUED

                                NET ASSET
YEAR                              VALUE             NET             NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING        INVESTMENT        AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD          INCOME           GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        ----------        --------------        ----------        ------------
HIGH YIELD
CLASS X SHARES
1998....................         $ 6.12             $0.71              $(1.05)             $(0.34)            $(0.71)
1999....................           5.07              0.68               (0.74)              (0.06)             (0.68)
2000(a).................           4.33              0.66*              (1.90)              (1.24)             (0.66)
2001....................           2.43              0.33*              (1.09)              (0.76)             (0.34)
2002....................           1.33              0.26*              (0.34)              (0.08)             (0.22)
CLASS Y SHARES
2000(b).................           3.92              0.37*              (1.48)              (1.11)             (0.38)
2001....................           2.43              0.32*              (1.08)              (0.76)             (0.34)
2002....................           1.33              0.24*              (0.32)              (0.08)             (0.22)
UTILITIES
CLASS X SHARES
1998....................          18.59              0.57                3.68                4.25              (0.57)
1999....................          21.25              0.55                2.08                2.63              (0.55)
2000(a).................          22.90              0.49*               0.17                0.66              (0.49)
2001....................          21.69              0.39*              (5.74)              (5.35)             (0.41)
2002....................          14.73              0.37*              (3.72)              (3.35)             (0.38)
CLASS Y SHARES
2000(b).................          22.98              0.24*               0.19                0.43              (0.35)
2001....................          21.68              0.35*              (5.74)              (5.39)             (0.37)
2002....................          14.72              0.34*              (3.72)              (3.38)             (0.35)
INCOME BUILDER
CLASS X SHARES
1998....................          11.76              0.56               (0.19)               0.37              (0.56)
1999....................          11.46              0.58                0.21                0.79              (0.56)
2000(a).................          11.44              0.55*              (0.54)               0.01              (0.56)
2001....................          10.86              0.47*              (0.22)               0.25              (0.50)++
2002....................          10.61              0.42*              (1.22)              (0.80)             (0.43)++++
CLASS Y SHARES
2000(b).................          11.15              0.32*              (0.21)               0.11              (0.39)
2001....................          10.85              0.42*              (0.19)               0.23              (0.48)++
2002....................          10.60              0.39*              (1.22)              (0.83)             (0.41)++++

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
HIGH YIELD
CLASS X SHARES
1998....................           --                    $(0.71)           $ 5.07           (6.20)%        $364,079
1999....................           --                     (0.68)             4.33           (1.33)          279,683
2000(a).................           --                     (0.66)             2.43          (32.22)          128,646
2001....................           --                     (0.34)             1.33          (33.75)           64,470
2002....................           --                     (0.22)             1.03           (7.14)           45,503
CLASS Y SHARES
2000(b).................           --                     (0.38)             2.43          (30.02)(1)         1,947
2001....................           --                     (0.34)             1.33          (33.92)            6,163
2002....................           --                     (0.22)             1.03           (7.36)           10,797
UTILITIES
CLASS X SHARES
1998....................           $(1.02)                (1.59)            21.25           23.76           560,803
1999....................            (0.43)                (0.98)            22.90           12.71           580,487
2000(a).................            (1.38)                (1.87)            21.69            3.03           551,734
2001....................            (1.20)                (1.61)            14.73          (25.75)          327,749
2002....................             0.00                 (0.38)            11.00          (22.87)          189,936
CLASS Y SHARES
2000(b).................            (1.38)                (1.73)            21.68            2.07(1)         19,069
2001....................            (1.20)                (1.57)            14.72          (25.98)           24,550
2002....................             0.00                 (0.35)            10.99          (23.08)           20,157
INCOME BUILDER
CLASS X SHARES
1998....................            (0.11)                (0.67)            11.46            3.21            87,769
1999....................            (0.25)++              (0.81)            11.44            7.06            81,616
2000(a).................            (0.03)(++)            (0.59)            10.86            0.17            59,383
2001....................           --                     (0.50)            10.61            2.30            63,060
2002....................           --                     (0.43)             9.38           (7.64)           49,505
CLASS Y SHARES
2000(b).................            (0.02)(++)            (0.41)            10.85            1.06(1)            965
2001....................           --                     (0.48)            10.60            2.10             7,147
2002....................           --                     (0.41)             9.36           (7.96)           13,930

                              RATIOS TO AVERAGE
                                  NET ASSETS
                          --------------------------
YEAR                                         NET            PORTFOLIO
ENDED                                     INVESTMENT        TURNOVER
DECEMBER 31               EXPENSES          INCOME            RATE
-----------               --------        ----------        ---------
HIGH YIELD
CLASS X SHARES
1998....................     0.53%           12.27%              93%
1999....................     0.53            14.05               48
2000(a).................     0.54            17.40                9
2001....................     0.59            17.33               81
2002....................     0.73            21.71               48
CLASS Y SHARES
2000(b).................     0.79(2)         20.95(2)             9
2001....................     0.84            17.08               81
2002....................     0.98            21.46               48
UTILITIES
CLASS X SHARES
1998....................     0.67             2.89                7
1999....................     0.67             2.51               10
2000(a).................     0.66             2.16               13
2001....................     0.67             2.19               32
2002....................     0.68             2.99               51
CLASS Y SHARES
2000(b).................     0.91(2)          1.93(2)            13
2001....................     0.92             1.94               32
2002....................     0.93             2.74               51
INCOME BUILDER
CLASS X SHARES
1998....................     0.81             5.09               54
1999....................     0.81             4.98               43
2000(a).................     0.81             5.07               51
2001....................     0.81             4.34               45
2002....................     0.80             4.20               75
CLASS Y SHARES
2000(b).................     1.06(2)          5.17(2)            51
2001....................     1.06             3.88               45
2002....................     1.05             3.95               75

Morgan Stanley Variable Investment Series
Financial Highlights CONTINUED

                                NET ASSET
YEAR                              VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
DIVIDEND GROWTH
CLASS X SHARES
1998....................         $21.60             $ 0.41                $ 2.58              $ 2.99             $(0.41)
1999....................          22.13               0.39                 (0.55)              (0.16)             (0.39)
2000(a).................          18.32               0.31*                 0.02                0.33              (0.33)
2001....................          14.50               0.26*                (1.02)              (0.76)             (0.26)
2002....................          13.48               0.25*                (2.66)              (2.41)             (0.25)
CLASS Y SHARES
2000(b).................          17.79               0.12*                 0.62                0.74              (0.22)
2001....................          14.49               0.22*                (1.01)              (0.79)             (0.23)
2002....................          13.47               0.22*                (2.66)              (2.44)             (0.22)
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1998....................          13.89               0.24                  1.45                1.69              (0.24)
1999....................          13.82               0.27                  1.71                1.98              (0.29)
2000(a).................          14.44               0.24*                (0.64)              (0.40)             (0.09)
2001....................          12.73               0.21*                (1.00)              (0.79)             (0.33)
2002....................          11.47               0.21*                (1.62)              (1.41)             (0.19)
CLASS Y SHARES
2000(b).................          13.96               0.08*                (0.11)              (0.03)            --
2001....................          12.71               0.15*                (0.96)              (0.81)             (0.33)
2002....................          11.43               0.18*                (1.61)              (1.43)             (0.18)
EUROPEAN GROWTH
CLASS X SHARES
1998....................          23.54               0.15                  5.53                5.68              (0.31)
1999....................          27.18               0.25                  6.91                7.16              (0.19)
2000(a).................          31.47               0.13*                (1.43)              (1.30)             (0.18)
2001....................          25.37               0.13*                (4.47)              (4.34)             (0.26)
2002....................          16.71               0.12*                (3.66)              (3.54)             (0.20)
CLASS Y SHARES
2000(b).................          32.26              (0.03)*               (2.10)              (2.13)             (0.18)
2001....................          25.33               0.05*                (4.42)              (4.37)             (0.25)
2002....................          16.65               0.08*                (3.63)              (3.55)             (0.19)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
DIVIDEND GROWTH
CLASS X SHARES
1998....................           $(2.05)               $(2.46)           $22.13           14.28%        $2,249,927
1999....................            (3.26)                (3.65)            18.32           (2.39)         2,033,814
2000(a).................            (3.82)                (4.15)            14.50            5.30          1,552,724
2001....................           --                     (0.26)            13.48           (5.20)         1,258,863
2002....................           --                     (0.25)            10.82          (18.01)           819,935
CLASS Y SHARES
2000(b).................            (3.82)                (4.04)            14.49            7.65(1)          19,083
2001....................           --                     (0.23)            13.47           (5.42)            60,393
2002....................           --                     (0.22)            10.81          (18.23)            70,844
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1998....................            (1.52)                (1.76)            13.82           12.53            484,228
1999....................            (1.07)                (1.36)            14.44           14.65            506,929
2000(a).................            (1.22)                (1.31)            12.73           (2.50)           373,770
2001....................            (0.14)                (0.47)            11.47           (6.25)           285,158
2002....................           --                     (0.19)             9.87          (12.52)           201,022
CLASS Y SHARES
2000(b).................            (1.22)                (1.22)            12.71            0.07(1)           2,211
2001....................            (0.14)                (0.47)            11.43           (6.44)            10,494
2002....................           --                     (0.18)             9.82          (12.72)            20,981
EUROPEAN GROWTH
CLASS X SHARES
1998....................            (1.73)                (2.04)            27.18           23.96            510,638
1999....................            (2.68)                (2.87)            31.47           29.11            579,705
2000(a).................            (4.62)                (4.80)            25.37           (4.92)           508,366
2001....................            (4.06)                (4.32)            16.71          (17.76)           316,196
2002....................           --                     (0.20)            12.97          (21.36)           193,153
CLASS Y SHARES
2000(b).................            (4.62)                (4.80)            25.33           (7.39)(1)         10,580
2001....................            (4.06)                (4.31)            16.65          (17.92)            20,858
2002....................           --                     (0.19)            12.91          (21.53)            22,133

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
YEAR                                           NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
DIVIDEND GROWTH
CLASS X SHARES
1998....................     0.53%              1.85%               45%
1999....................     0.52               1.82                81
2000(a).................     0.54               2.07                34
2001....................     0.55               1.86                19
2002....................     0.57               1.98                21
CLASS Y SHARES
2000(b).................     0.79(2)            1.59(2)             34
2001....................     0.80               1.61                19
2002....................     0.82               1.73                21
GLOBAL DIVIDEND GROWTH
CLASS X SHARES
1998....................     0.84               1.68                52
1999....................     0.83               1.90                43
2000(a).................     0.80               1.88                40
2001....................     0.80               1.76                 9
2002....................     0.81               1.96                17
CLASS Y SHARES
2000(b).................     1.05(2)            1.14(2)             40
2001....................     1.05               1.51                 9
2002....................     1.06               1.71                17
EUROPEAN GROWTH
CLASS X SHARES
1998....................     1.11               0.65                56
1999....................     1.04               0.87                55
2000(a).................     1.00               0.46                78
2001....................     1.02               0.68                82
2002....................     1.05               0.82                92
CLASS Y SHARES
2000(b).................     1.25(2)           (0.18)(2)            78
2001....................     1.27               0.43                82
2002....................     1.30               0.57                92

Morgan Stanley Variable Investment Series
Financial Highlights CONTINUED

                                NET ASSET
YEAR                              VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
PACIFIC GROWTH
CLASS X SHARES
1998....................         $ 6.12             $ 0.06                $ (0.75)           $ (0.69)            $(0.28)
1999....................           5.15               0.04                   3.33               3.37              (0.06)
2000(a).................           8.46               0.00*                 (2.78)             (2.78)             (0.12)
2001....................           5.56              (0.01)*                (1.50)             (1.51)             (0.07)
2002....................           3.98              (0.01)*                (0.90)             (0.91)            --
CLASS Y SHARES
2000(b).................           7.70              (0.01)*                (2.01)             (2.02)             (0.12)
2001....................           5.56              (0.02)*                (1.49)             (1.51)             (0.07)
2002....................           3.98              (0.03)*                (0.90)             (0.93)            --
EQUITY
CLASS X SHARES
1998....................          33.58               0.25                   9.47               9.72              (0.25)
1999....................          38.58               0.22                  20.48              20.70              (0.22)
2000(a).................          53.88               0.30*                 (6.46)             (6.16)             (0.29)
2001....................          39.68               0.15*                (10.12)             (9.97)             (0.16)
2002....................          22.66               0.07*                 (4.87)             (4.80)             (0.08)
CLASS Y SHARES
2000(b).................          49.12               0.21*                 (1.68)             (1.47)             (0.24)
2001....................          39.66               0.06*                (10.09)            (10.03)             (0.10)
2002....................          22.64               0.03*                 (4.89)             (4.86)             (0.03)
S&P 500 INDEX
CLASS X SHARES
1998(c).................          10.00               0.06                   1.16               1.22             --
1999....................          11.22               0.06                   2.21               2.27              (0.03)
2000(a).................          13.43               0.12*                 (1.37)             (1.25)             (0.07)
2001....................          12.05               0.10*                 (1.57)             (1.47)             (0.10)
2002....................          10.48               0.10*                 (2.45)             (2.35)             (0.09)
CLASS Y SHARES
2000(b).................          13.47               0.04*                 (1.34)             (1.30)             (0.07)
2001....................          12.04               0.08*                 (1.58)             (1.50)             (0.10)
2002....................          10.44               0.08*                 (2.44)             (2.36)             (0.08)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
PACIFIC GROWTH
CLASS X SHARES
1998....................           --                    $(0.28)           $ 5.15          (10.40)%       $   52,842
1999....................           --                     (0.06)             8.46           66.09            115,927
2000(a).................           --                     (0.12)             5.56          (33.46)            64,209
2001....................           --                     (0.07)             3.98          (27.42)            33,138
2002....................           --                    --                  3.07          (22.86)            20,117
CLASS Y SHARES
2000(b).................           --                     (0.12)             5.56          (26.72)(1)            728
2001....................           --                     (0.07)             3.98          (27.26)             1,640
2002....................           --                    --                  3.05          (23.56)             2,644
EQUITY
CLASS X SHARES
1998....................           $(4.47)                (4.72)            38.58           30.45          1,138,413
1999....................            (5.18)                (5.40)            53.88           58.59          2,083,071
2000(a).................            (7.75)                (8.04)            39.68          (12.35)         1,818,134
2001....................            (6.89)                (7.05)            22.66          (26.87)         1,022,335
2002....................           --                     (0.08)            17.78          (21.21)           622,133
CLASS Y SHARES
2000(b).................            (7.75)                (7.99)            39.66           (3.99)(1)         31,903
2001....................            (6.89)                (6.99)            22.64          (27.07)            61,110
2002....................           --                     (0.03)            17.75          (21.45)            64,829
S&P 500 INDEX
CLASS X SHARES
1998(c).................           --                    --                 11.22           12.20(1)          48,732
1999....................            (0.03)                (0.06)            13.43           20.23            185,963
2000(a).................            (0.06)                (0.13)            12.05           (9.38)           210,530
2001....................           --                     (0.10)            10.48          (12.23)           165,465
2002....................           --                     (0.09)             8.04          (22.48)           110,789
CLASS Y SHARES
2000(b).................            (0.06)                (0.13)            12.04           (9.73)(1)         12,724
2001....................           --                     (0.10)            10.44          (12.53)            46,134
2002....................           --                     (0.08)             8.00          (22.67)            62,977

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
YEAR                                           NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
PACIFIC GROWTH
CLASS X SHARES
1998....................     1.51%              0.91%              112%
1999....................     1.42               0.85               105
2000(a).................     1.21               0.01                46
2001....................     1.73              (0.28)              124
2002....................     1.93              (0.40)              299
CLASS Y SHARES
2000(b).................     1.46(2)           (0.20)(2)            46
2001....................     1.98              (0.53)              124
2002....................     2.18              (0.65)              299
EQUITY
CLASS X SHARES
1998....................     0.52               0.73               257
1999....................     0.51               0.54               323
2000(a).................     0.50               0.62               402
2001....................     0.51               0.55               329
2002....................     0.51               0.36               223
CLASS Y SHARES
2000(b).................     0.75(2)            0.85(2)            402
2001....................     0.76               0.30               329
2002....................     0.76               0.11               223
S&P 500 INDEX
CLASS X SHARES
1998(c).................    --   (3)            1.85(2)(3)           2(1)
1999....................     0.48(4)            1.03(4)              1
2000(a).................     0.45               0.88                 3
2001....................     0.46               0.95                 4
2002....................     0.46               1.15                 5
CLASS Y SHARES
2000(b).................     0.71(2)            0.60(2)              3
2001....................     0.71               0.70                 4
2002....................     0.71               0.90                 5

Morgan Stanley Variable Investment Series
Financial Highlights CONTINUED

                                NET ASSET
YEAR                              VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
GLOBAL ADVANTAGE
CLASS X SHARES
1998(c).................         $10.00             $ 0.07                $(0.25)             $(0.18)            --
1999....................           9.82               0.06                  2.56                2.62             $(0.07)
2000(a).................          12.37               0.06*                (2.20)              (2.14)             (0.05)
2001....................          10.18               0.05*                (2.36)              (2.31)             (0.06)
2002....................           7.17               0.05*                (1.53)              (1.48)             (0.06)
CLASS Y SHARES
2000(b).................          12.03               0.00*                (1.82)              (1.82)             (0.05)
2001....................          10.16               0.02*                (2.35)              (2.33)             (0.05)
2002....................           7.14               0.03*                (1.52)              (1.49)             (0.04)
AGGRESSIVE EQUITY
CLASS X SHARES
1999(d).................          10.00               0.05                  4.55                4.60              (0.03)
2000(a).................          14.57               0.05*                (0.30)              (0.25)             (0.01)
2001....................          14.31               0.02*                (4.09)              (4.07)             (0.04)
2002....................          10.20               0.01*                (2.31)              (2.30)             (0.03)
CLASS Y SHARES
2000(b).................          14.66               0.03*                (0.39)              (0.36)             (0.01)
2001....................          14.29              (0.01)*               (4.08)              (4.09)             (0.03)
2002....................          10.17              (0.01)*               (2.31)              (2.32)             (0.01)
INFORMATION
CLASS X SHARES
2000(e).................          10.00               0.06*                (0.75)              (0.69)            --
2001....................           9.31               0.08*                (4.07)              (3.99)             (0.01)
2002....................           5.31              (0.03)*               (2.25)              (2.28)             (0.05)
CLASS Y SHARES
2000(b).................          10.00               0.05*                (0.74)              (0.69)            --
2001....................           9.31               0.06*                (4.06)              (4.00)             (0.01)
2002....................           5.30              (0.04)*               (2.25)              (2.29)             (0.04)

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
GLOBAL ADVANTAGE
CLASS X SHARES
1998(c).................           --                    --                $ 9.82           (1.90)%(1)     $ 36,539
1999....................           --                    $(0.07)            12.37           26.88            62,295
2000(a).................           --                     (0.05)            10.18          (17.39)           69,882
2001....................           $(0.64)                (0.70)             7.17          (23.33)           40,084
2002....................           --                     (0.06)             5.63          (20.81)           22,866
CLASS Y SHARES
2000(b).................           --                     (0.05)            10.16          (15.22)(1)         4,666
2001....................            (0.64)                (0.69)             7.14          (23.53)            5,869
2002....................           --                     (0.04)             5.61          (20.94)            5,229
AGGRESSIVE EQUITY
CLASS X SHARES
1999(d).................           --                     (0.03)            14.57           46.08(1)         38,197
2000(a).................           --                     (0.01)            14.31           (1.75)          138,657
2001....................           --                     (0.04)            10.20          (28.46)           69,418
2002....................           --                     (0.03)             7.87          (22.60)           39,724
CLASS Y SHARES
2000(b).................           --                     (0.01)            14.29           (2.48)(1)        13,392
2001....................           --                     (0.03)            10.17          (28.61)           18,652
2002....................           --                     (0.01)             7.84          (22.83)           17,575
INFORMATION
CLASS X SHARES
2000(e).................           --                    --                  9.31           (6.90)(1)         2,686
2001....................           --                     (0.01)             5.31          (42.87)            4,434
2002....................           --                     (0.05)             2.98          (43.09)            2,002
CLASS Y SHARES
2000(b).................           --                    --                  9.31           (6.90)(1)         1,915
2001....................           --                     (0.01)             5.30          (42.99)            7,427
2002....................           --                     (0.04)             2.97          (43.29)            5,066

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
YEAR                                           NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
GLOBAL ADVANTAGE
CLASS X SHARES
1998(c).................    --   (3)            1.74%(2)(3)         31%(1)
1999....................     0.56%(4)           0.72(4)             54
2000(a).................     0.71               0.50                70
2001....................     0.75               0.55                47
2002....................     0.80               0.72               119
CLASS Y SHARES
2000(b).................     0.96(2)            0.06(2)             70
2001....................     1.00               0.30                47
2002....................     1.05               0.47               119
AGGRESSIVE EQUITY
CLASS X SHARES
1999(d).................     0.52(2)(4)         0.86(2)(4)         108(1)
2000(a).................     0.82               0.32               414
2001....................     0.84               0.21               409
2002....................     0.84               0.07               268
CLASS Y SHARES
2000(b).................     1.05(2)            0.32(2)            414
2001....................     1.09              (0.04)              409
2002....................     1.09              (0.18)              268
INFORMATION
CLASS X SHARES
2000(e).................    --   (5)            3.80(2)(5)           1(1)
2001....................    --   (6)            1.27(6)            170
2002....................     1.12              (0.88)              150
CLASS Y SHARES
2000(b).................     0.25(2)(5)         3.55(2)(5)           1(1)
2001....................     0.25(6)            1.02(6)            170
2002....................     1.37              (1.13)              150

Morgan Stanley Variable Investment Series
Financial Highlights CONTINUED

                                NET ASSET
YEAR                              VALUE               NET              NET REALIZED         TOTAL FROM         DIVIDENDS
ENDED                           BEGINNING         INVESTMENT          AND UNREALIZED        INVESTMENT             TO
DECEMBER 31                     OF PERIOD        INCOME (LOSS)         GAIN (LOSS)          OPERATIONS        SHAREHOLDERS
-----------                     ---------        -------------        --------------        ----------        ------------
STRATEGIST
CLASS X SHARES
1998....................         $14.80               $0.36               $ 3.40              $ 3.76             $(0.36)
1999....................          16.64                0.40                 2.46                2.86              (0.40)
2000(a).................          19.10                0.50*               (0.20)               0.30              (0.48)
2001....................          16.66                0.38*               (2.05)              (1.67)             (0.39)
2002....................          13.94                0.19*               (1.56)              (1.37)             (0.21)
CLASS Y SHARES
2000(b).................          19.29                0.49*               (0.51)              (0.02)             (0.36)
2001....................          16.65                0.32*               (2.03)              (1.71)             (0.35)
2002....................          13.93                0.16*               (1.56)              (1.40)             (0.18)

---------------------

 (A) PRIOR TO JUNE 5, 2000, THE FUND ISSUED ONE CLASS OF SHARES. ALL SHARES OF THE FUND HELD PRIOR TO MAY 1, 2000 HAVE BEEN DESIGNATED CLASS X SHARES.
 (B) FOR THE PERIOD JUNE 5, 2000 (ISSUE DATE) THROUGH DECEMBER 31, 2000. COMMENCEMENT OF OPERATIONS:
 (C)  MAY 18, 1998.
 (D)  MAY 4, 1999.
 (E)  NOVEMBER 6, 2000.
  * THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
 **   INCLUDES CAPITAL GAIN DISTRIBUTION OF LESS THAN $0.001.
  + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
 ++   DISTRIBUTION FROM PAID-IN-CAPITAL.
 ++   INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.02.
 ++++ INCLUDES DISTRIBUTIONS FROM PAID-IN-CAPITAL OF $0.01.
  #   DOES NOT REFLECT THE EFFECT OF EXPENSE OFFSET OF 0.06%.
 (1)  NOT ANNUALIZED.
 (2)  ANNUALIZED.
 (3) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD MAY 18, 1998 THROUGH DECEMBER 31, 1998 FOR GLOBAL ADVANTAGE AND S&P 500 INDEX, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.92% AND 0.83%, RESPECTIVELY, FOR GLOBAL ADVANTAGE AND 0.59% AND 1.26%, RESPECTIVELY, FOR S&P 500 INDEX.
 (4) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD JANUARY 1, 1999 THROUGH APRIL 30, 1999 FOR GLOBAL ADVANTAGE AND FOR THE PERIOD MAY 4, 1999 THROUGH NOVEMBER 4, 1999 FOR LIMITED DURATION AND AGGRESSIVE EQUITY AND FOR THE PERIOD JANUARY 1, 1999 THROUGH JANUARY 5, 1999 FOR S&P 500 INDEX AND "CAPPED" THE EXPENSES OF S&P 500 INDEX AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD
      JANUARY 6, 1999 THROUGH DECEMBER 31, 1999, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.77% AND 0.51%, RESPECTIVELY, FOR GLOBAL ADVANTAGE, 2.38% AND 3.07%, RESPECTIVELY, FOR LIMITED DURATION, 1.41% AND (0.02)%, RESPECTIVELY, FOR AGGRESSIVE EQUITY AND 0.48% AND 1.02%, RESPECTIVELY, FOR S&P 500 INDEX.

                       SEE NOTES TO FINANCIAL STATEMENTS

                                                         TOTAL            NET ASSET                       NET ASSETS
YEAR                            DISTRIBUTIONS          DIVIDENDS            VALUE                           END OF
ENDED                                TO                   AND              END OF           TOTAL           PERIOD
DECEMBER 31                     SHAREHOLDERS         DISTRIBUTIONS         PERIOD          RETURN+         (000'S)
-----------                     -------------        -------------        ---------        -------        ----------
STRATEGIST
CLASS X SHARES
1998....................           $(1.56)               $(1.92)           $16.64           26.55%         $633,934
1999....................           --                     (0.40)            19.10           17.35           729,701
2000(a).................            (2.26)                (2.74)            16.66            1.64           701,294
2001....................            (0.66)                (1.05)            13.94          (10.18)          522,655
2002....................           --                     (0.21)            12.36           (9.89)          372,254
CLASS Y SHARES
2000(b).................            (2.26)                (2.62)            16.65           (0.02)(1)        23,375
2001....................            (0.66)                (1.01)            13.93          (10.40)           47,886
2002....................           --                     (0.18)            12.35          (10.11)           57,651

                                RATIOS TO AVERAGE
                                   NET ASSETS
                          -----------------------------
YEAR                                           NET             PORTFOLIO
ENDED                                      INVESTMENT          TURNOVER
DECEMBER 31               EXPENSES        INCOME (LOSS)          RATE
-----------               --------        -------------        ---------
STRATEGIST
CLASS X SHARES
1998....................     0.52%              2.32%               84%
1999....................     0.52               2.24               120
2000(a).................     0.52               2.68               126
2001....................     0.52               2.53               124
2002....................     0.52               1.47               124
CLASS Y SHARES
2000(b).................     0.77(2)            2.77(2)            126
2001....................     0.77               2.28               124
2002....................     0.77               1.22               124

---------------------

 (5) IF THE INVESTMENT MANAGER HAD NOT ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE PERIOD
      NOVEMBER 6, 2000 THROUGH DECEMBER 31, 2000 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME TO AVERAGE NET ASSETS WOULD HAVE BEEN 1.82% AND 1.98%, RESPECTIVELY, FOR CLASS X SHARES AND 2.07% AND 1.73%, RESPECTIVELY, FOR CLASS Y SHARES.
 (6) IF THE INVESTMENT MANAGER HAD NOT "CAPPED" ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) FOR LIMITED DURATION, AT 0.50% OF ITS DAILY NET ASSETS FOR THE PERIOD JUNE 1, 2001 THROUGH DECEMBER 31, 2001 AND HAD NOT
      ASSUMED ALL EXPENSES (EXCEPT FOR DISTRIBUTION FEES) AND WAIVED ITS MANAGEMENT FEE FOR THE YEAR ENDED DECEMBER 31, 2001 FOR INFORMATION, THE RATIOS OF EXPENSES AND NET INVESTMENT INCOME (LOSS) TO AVERAGE NET ASSETS WOULD HAVE BEEN 0.65% AND 3.80%, RESPECTIVELY, FOR LIMITED DURATION
      CLASS X SHARES AND 0.90% AND 3.55%, RESPECTIVELY, FOR LIMITED DURATION CLASS Y SHARES AND 1.62% AND (0.35)%, RESPECTIVELY, FOR INFORMATION
      CLASS X SHARES AND 1.87% AND (0.60)%, RESPECTIVELY, FOR INFORMATION
      CLASS Y SHARES.

Morgan Stanley Variable Investment Series
INDEPENDENT AUDITORS' REPORT

To the Shareholders and Board of Trustees of Morgan Stanley Variable Investment Series:

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Morgan Stanley Variable Investment Series (the "Fund"), comprising Money Market Portfolio, Limited Duration Portfolio (formerly Short-Term Bond Portfolio), Quality Income Plus Portfolio, High Yield Portfolio, Utilities Portfolio, Income Builder Portfolio, Dividend Growth Portfolio, Global Dividend Growth Portfolio, European Growth Portfolio, Pacific Growth Portfolio, Equity Portfolio, S&P 500 Index Portfolio, Global Advantage Portfolio (formerly Competitive Edge "Best Ideas" Portfolio), Aggressive Equity Portfolio, Information Portfolio, and Strategist Portfolio (the "Portfolios") as of December 31, 2002, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Portfolios constituting Morgan Stanley Variable Investment Series as of December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
NEW YORK, NEW YORK
FEBRUARY 14, 2003

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF CORPORATE DEBT INSTRUMENTS INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                         FIXED-INCOME SECURITY RATINGS

Aaa                                                 Fixed-income securities which are rated Aaa are
                                                    judged to be of the best quality. They carry the
                                                    smallest degree of investment risk and are
                                                    generally referred to as "gilt edge." Interest
                                                    payments are protected by a large or by an
                                                    exceptionally stable margin and principal is
                                                    secure. While the various protective elements are
                                                    likely to change, such changes as can be
                                                    visualized are most unlikely to impair the
                                                    fundamentally strong position of such issues.

Aa                                                  Fixed-income securities which are rated Aa are
                                                    judged to be of high quality by all standards.
                                                    Together with the Aaa group they comprise what are
                                                    generally known as high grade fixed-income
                                                    securities. They are rated lower than the best
                                                    fixed-income securities because margins of
                                                    protection may not be as large as in Aaa
                                                    securities or fluctuation of protective elements
                                                    may be of greater amplitude or there may be other
                                                    elements present which make the long-term risks
                                                    appear somewhat larger than in Aaa securities.

A                                                   Fixed-income securities which are rated A possess
                                                    many favorable investment attributes and are to be
                                                    considered as upper medium grade obligations.
                                                    Factors giving security to principal and interest
                                                    are considered adequate, but elements may be
                                                    present which suggest a susceptibility to
                                                    impairment sometime in the future.

Baa                                                 Fixed-income securities which are rated Baa are
                                                    considered as medium grade obligations; I.E., they
                                                    are neither highly protected nor poorly secured.
                                                    Interest payments and principal security appear
                                                    adequate for the present but certain protective
                                                    elements may be lacking or may be
                                                    characteristically unreliable over any great
                                                    length of time. Such fixed-income securities lack
                                                    outstanding investment characteristics and in fact
                                                    have speculative characteristics as well.

                                                    Fixed-income securities rated Aaa, Aa, A and Baa
                                                    are considered investment grade.

Ba                                                  Fixed-income securities which are rated Ba are
                                                    judged to have speculative elements; their future
                                                    cannot be considered as well assured. Often the
                                                    protection of interest and principal payments may
                                                    be very moderate, and therefore not well
                                                    safeguarded during both good and bad times in the
                                                    future. Uncertainty of position characterizes
                                                    bonds in this class.

B                                                   Fixed-income securities which are rated B
                                                    generally lack characteristics of the desirable
                                                    investment. Assurance of interest and principal
                                                    payments or of maintenance of other terms of the
                                                    contract over any long period of time may be
                                                    small.

Caa                                                 Fixed-income securities which are rated Caa are of
                                                    poor standing. Such issues may be in default or
                                                    there may be present elements of danger with
                                                    respect to principal or interest.

Ca                                                  Fixed-income securities which are rated Ca present
                                                    obligations which are speculative in a high
                                                    degree. Such issues are often in default or have
                                                    other marked shortcomings.

C                                                   Fixed-income securities which are rated C are the
                                                    lowest rated class of fixed-income securities, and
                                                    issues so rated can be regarded as having
                                                    extremely poor prospects of ever attaining any
                                                    real investment standing.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal fixed-income security rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. The ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                         FIXED-INCOME SECURITY RATINGS

    A Standard & Poor's fixed-income security rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations:
(1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and
(3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA                                                 Fixed-income securities rated "AAA" have the
                                                    highest rating assigned by Standard & Poor's.
                                                    Capacity to pay interest and repay principal is
                                                    extremely strong.

AA                                                  Fixed-income securities rated "AA" have a very
                                                    strong capacity to pay interest and repay
                                                    principal and differs from the highest-rate issues
                                                    only in small degree.

A                                                   Fixed-income securities rated "A" have a strong
                                                    capacity to pay interest and repay principal
                                                    although they are somewhat more susceptible to the
                                                    adverse effects of changes in circumstances and
                                                    economic conditions than fixed-income securities
                                                    in higher-rated categories.

BBB                                                 Fixed-income securities rated "BBB" are regarded
                                                    as having an adequate capacity to pay interest and
                                                    repay principal. Whereas it normally exhibits
                                                    adequate protection parameters, adverse economic
                                                    conditions or changing circumstances are more
                                                    likely to lead to a weakened capacity to pay
                                                    interest and repay principal for fixed-income
                                                    securities in this category than for fixed-income
                                                    securities in higher-rated categories.

                                                    Fixed-income securities rated AAA, AA, A and BBB
                                                    are considered investment grade.

BB                                                  Fixed-income securities rated "BB" have less
                                                    near-term vulnerability to default than other
                                                    speculative grade fixed-income securities.
                                                    However, it faces major ongoing uncertainties or
                                                    exposures to adverse business, financial or
                                                    economic conditions which could lead to inadequate
                                                    capacity or willingness to pay interest and repay
                                                    principal.

B                                                   Fixed-income securities rated "B" have a greater
                                                    vulnerability to default but presently have the
                                                    capacity to meet interest payments and principal
                                                    repayments. Adverse business, financial or
                                                    economic conditions would likely impair capacity
                                                    or willingness to pay interest and repay
                                                    principal.

CCC                                                 Fixed-income securities rated "CCC" have a current
                                                    identifiable vulnerability to default, and are
                                                    dependent upon favorable business, financial and
                                                    economic conditions to meet timely payments of
                                                    interest and repayments of principal. In the event
                                                    of adverse business, financial or economic
                                                    conditions, they are not likely to have the
                                                    capacity to pay interest and repay principal.

CC                                                  The rating "CC" is typically applied to
                                                    fixed-income securities subordinated to senior
                                                    debt which is assigned an actual or implied "CCC"
                                                    rating.

C                                                   The rating "C" is typically applied to
                                                    fixed-income securities subordinated to senior
                                                    debt which is assigned an actual or implied "CCC-"
                                                    rating.

CI                                                  The rating "CI" is reserved for fixed-income
                                                    securities on which no interest is being paid.

NR                                                  Indicates that no rating has been requested, that
                                                    there is insufficient information on which to base
                                                    a rating or that Standard & Poor's does not rate a
                                                    particular type of obligation as a matter of
                                                    policy.

                                                    Fixed-income securities rated "BB," "B," "CCC,"
                                                    "CC" and "C" are regarded as having predominantly
                                                    speculative characteristics with respect to
                                                    capacity to pay interest and repay principal. "BB"
                                                    indicates the least degree of speculation and "C"
                                                    the highest degree of speculation. While such
                                                    fixed-income securities will likely have some
                                                    quality and protective characteristics, these are
                                                    outweighed by large uncertainties or major risk
                                                    exposures to adverse conditions.

                                                    Plus (+) or minus (-): The rating from "AA" to
                                                    "CCC" may be modified by the addition of a plus or
                                                    minus sign to show relative standing within the
                                                    major ratings categories.

                            COMMERCIAL PAPER RATINGS

    Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:

    Issues assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety.

A-1                                                 indicates that the degree of safety regarding
                                                    timely payment is very strong.

A-2                                                 indicates capacity for timely payment on issues
                                                    with this designation is strong. However, the
                                                    relative degree of safety is not as overwhelming
                                                    as for issues designated "A-1."

A-3                                                 indicates a satisfactory capacity for timely
                                                    payment. Obligations carrying this designation
                                                    are, however, somewhat more vulnerable to the
                                                    adverse effects of changes in circumstances than
                                                    obligations carrying the higher designations.

FITCH IBCA, INC. ("FITCH")

                                  BOND RATINGS

    Fitch investment grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The rating represents Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt in a timely manner.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality.

    Fitch ratings do not reflect any credit enhancement that may be provided by insurance policies or financial guarantees unless otherwise indicated.

    Bonds carrying the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

    Fitch ratings are not recommendations to buy, sell, or hold any security. Ratings do not comment on the adequacy of market price, the suitability of any security for a particular investor, or the tax-exempt nature or taxability of payments made in respect of any security.

    Fitch ratings are based on information obtained from issuers, other obligors, underwriters, their experts, and other sources Fitch believes to be reliable. Fitch does not audit or verify the truth or accuracy of such information. Ratings may be changed, suspended, or withdrawn as a result of changes in, or the unavailability of, information or for other reasons.

AAA                                                 Bonds considered to be investment grade and of the
                                                    highest credit quality. The obligor has an
                                                    exceptionally strong ability to pay interest and
                                                    repay principal, which is unlikely to be affected
                                                    by reasonably foreseeable events.

AA                                                  Bonds considered to be investment grade and of
                                                    very high credit quality. The obligor's ability to
                                                    pay interest and repay principal is very strong,
                                                    although not quite as strong as bonds rated "AAA."
                                                    Because bonds rated in the "AAA" and "AA"
                                                    categories are not significantly vulnerable to
                                                    foreseeable future developments, short-term debt
                                                    of these issuers is generally rated "F-1+."

A                                                   Bonds considered to be investment grade and of
                                                    high credit quality. The obligor's ability to pay
                                                    interest and repay principal is considered to be
                                                    strong, but may be more vulnerable to adverse
                                                    changes in economic conditions and circumstances
                                                    than bonds with higher ratings.

BBB                                                 Bonds considered to be investment grade and of
                                                    satisfactory-credit quality. The obligor's ability
                                                    to pay interest and repay principal is considered
                                                    to be adequate. Adverse changes in economic
                                                    conditions and circumstances, however, are more
                                                    likely to have adverse impact on these bonds, and
                                                    therefore impair timely payment. The likelihood
                                                    that the ratings of these bonds will fall below
                                                    investment grade is higher than for bonds with
                                                    higher ratings.

Plus (+) or                                         Plus and minus signs are used with a rating symbol
Minus (-)                                           to indicate the relative position of a credit
                                                    within the rating category. Plus and minus signs,
                                                    however, are not used in the"AAA" category.

NR                                                  Indicates that Fitch does not rate the specific
                                                    issue.

Conditional                                         A conditional rating is premised on the successful
                                                    completion of a project or the occurrence of a
                                                    specific event.

Suspended                                           A rating is suspended when Fitch deems the amount
                                                    of information available from the issuer to be
                                                    inadequate for rating purposes.

Withdrawn                                           A rating will be withdrawn when an issue matures
                                                    or is called or refinanced and, at Fitch's
                                                    discretion, when an issuer fails to furnish proper
                                                    and timely information.

FitchAlert                                          Ratings are placed on FitchAlert to notify
                                                    investors of an occurrence that is likely to
                                                    result in a rating change and the likely direction
                                                    of such change. These are designated as
                                                    "Positive," indicating a potential upgrade,
                                                    "Negative," for potential downgrade, or
                                                    "Evolving," where ratings may be raised or
                                                    lowered. FitchAlert is relatively short-term, and
                                                    should be resolved within 12 months.

Ratings Outlook                                     An outlook is used to describe the most likely
                                                    direction of any rating change over the
                                                    intermediate term. It is described as "Positive"
                                                    or "Negative." The absence of a designation
                                                    indicates a stable outlook.

    SPECULATIVE GRADE BOND RATINGS: Fitch speculative grade bond ratings provide a guide to investors in determining the credit risk associated with a particular security. The ratings ("BB" to "C") represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating ("DDD" to "D") is an assessment of the ultimate recovery value through reorganization or liquidation.

    The rating takes into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operating performance of the issuer and any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength.

    Bonds that have the rating are of similar but not necessarily identical credit quality since rating categories cannot fully reflect the differences in degrees of credit risk.

BB                                                  Bonds are considered speculative. The obligor's
                                                    ability to pay interest and repay principal may be
                                                    affected over time by adverse economic changes.
                                                    However, business and financial alternatives can
                                                    be identified which could assist the obligor in
                                                    satisfying its debt service requirements.

B                                                   Bonds are considered highly speculative. While
                                                    bonds in this class are currently meeting debt
                                                    service requirements, the probability of continued
                                                    timely payment of principal and interest reflects
                                                    the obligor's limited margin of safety and the
                                                    need for reasonable business and economic activity
                                                    throughout the life of the issue.

CCC                                                 Bonds have certain identifiable characteristics
                                                    which, if not remedied, may lead to default. The
                                                    ability to meet obligations requires an
                                                    advantageous business and economic environment.

CC                                                  Bonds are minimally protected. Default in payment
                                                    of interest and/or principal seems probable over
                                                    time.

C                                                   Bonds are in imminent default in payment of
                                                    interest or principal.

DDD                                                 Bonds are in default on interest and/or principal
DD and D                                            payments. Such bonds are extremely speculative and
                                                    should be valued on the basis of their ultimate
                                                    recovery value in liquidation or reorganization of
                                                    the obligor. "DDD" represents the highest
                                                    potential for recovery on these bonds, and "D"
                                                    represents the lowest potential for recovery.

Plus(+) or                                          Plus and minus signs are used with a rating symbol
Minus(-)                                            to indicate the relative position of a credit
                                                    within the rating category. Plus and minus signs,
                                                    however, are not used in the "DDD," "DD," or "D"
                                                    categories.

                               SHORT-TERM RATINGS

    Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

    The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

    Fitch short-term ratings are as follows:

F-1+                                                Exceptionally Strong Credit Quality. Issues
                                                    assigned this rating are regarded as having the
                                                    strongest degree of assurance for timely payment.

F-1                                                 Very Strong Credit Quality. Issues assigned this
                                                    rating reflect an assurance of timely payment only
                                                    slightly less in degree than issues rated "F-1+."

F-2                                                 Good Credit Quality. Issues assigned this rating
                                                    have a satisfactory degree of assurance for timely
                                                    payment, but the margin of safety is not as great
                                                    as for issues assigned "F-1+" and "F-1" ratings.

F-3                                                 Fair Credit Quality. Issues assigned this rating
                                                    have characteristics suggesting that the degree of
                                                    assurance for timely payment is adequate; however,
                                                    near-term adverse changes could cause these
                                                    securities to be rated below in investment grade.

F-S                                                 Weak Credit Quality. Issues assigned this rating
                                                    have characteristics suggesting a minimal degree
                                                    of assurance for timely payment and are vulnerable
                                                    to near-term adverse changes in financial and
                                                    economic conditions.

D                                                   Default. Issues assigned this rating are in actual
                                                    or imminent payment default.

LOC                                                 The symbol "LOC" indicates that the rating is
                                                    based on a letter of credit issued by a commercial
                                                    bank.

DUFF & PHELPS, INC.

                               LONG-TERM RATINGS

    These ratings represent a summary opinion of the issuer's long-term fundamental quality. Rating determination is based on qualitative and quantitative factors which may vary according to the basic economic and financial characteristics of each industry and each issuer. Important considerations are vulnerability to economic cycles as well as risks related to such factors as competition, government action, regulation, technological obsolescence, demand shifts, cost structure, and management depth and expertise. The projected viability of the obligor at the trough of the cycle is a critical determination.

    Each rating also takes into account the legal form of the security, (e.g., first mortgage bonds, subordinated debt, preferred stock, etc.). The extent of rating dispersion among the various classes of securities is determined by several factors including relative weightings of the different security classes in the capital structure, the overall credit strength of the issuer, and the nature of covenant protection. Review of indenture restrictions is important to the analysis of a company's operating and financial constraints.

    The Credit Rating Committee formally reviews all ratings once per quarter (more frequently, if necessary).

                      RATING
                      SCALE                         DEFINITION
--------------------------------------------------  ----------
AAA                                                 Highest credit quality. The risk factors are
                                                    negligible, being only slightly more than
                                                    risk-free U.S. Treasury debt.

AA+                                                 High credit quality. Protection factors are
AA                                                  strong. Risk is modest, but may vary slightly from
AA-                                                 time to time because of economic conditions.

A+                                                  Protection factors are average but adequate.
A                                                   However, risk factors are more variable and
A-                                                  greater in periods of economic stress.

BBB+                                                Below average protection factors but still
BBB                                                 considered sufficient for prudent investment.
BBB-                                                Considerable variability in risk during economic
                                                    cycles.

BB+                                                 Below investment grade but deemed likely to meet
BB                                                  obligations when due. Present or prospective
BB-                                                 financial protection factors fluctuate according
                                                    to industry conditions or company fortunes.
                                                    Overall quality may move up or down frequently
                                                    within this category.

B+                                                  Below investment grade and possessing risk that
B                                                   obligations will not be met when due. Financial
B-                                                  protection factors will fluctuate widely according
                                                    to economic cycles, industry conditions and/or
                                                    company fortunes. Potential exists for frequent
                                                    changes in the quality rating within this category
                                                    or into a higher or lower quality rating grade.

CCC                                                 Well below investment grade securities. May be in
                                                    default or considerable uncertainty exists as to
                                                    timely payment of principal, interest or preferred
                                                    dividends. Protection factors are narrow and risk
                                                    can be substantial with unfavorable
                                                    economic/industry conditions, and/or with
                                                    unfavorable company developments.

DD                                                  Defaulted debt obligations. Issuer failed to meet
                                                    scheduled principal and/or interest payments.

DP                                                  Preferred stock with dividend arrearages.

                               SHORT-TERM RATINGS

    Duff & Phelps' short-term ratings are consistent with the rating criteria utilized by money market participants. The ratings apply to all obligations with maturities of under one year, including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit, and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

    Emphasis is placed on liquidity which is defined as not only cash from operations, but also access to alternative sources of funds, including trade credit, bank lines, and the capital markets. An important consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

A. Category 1:                                      High Grade
Duff 1+                                             Highest certainty of timely payment. Short-term
                                                    liquidity, including internal operating factors
                                                    and/or access to alternative sources of funds, is
                                                    outstanding, and safety is just below risk-free
                                                    U.S. Treasury short-term obligations.
Duff 1                                              Very high certainty of timely payment. Liquidity
                                                    factors are excellent and supported by good
                                                    fundamental protection factors. Risk factors are
                                                    minor.
Duff-                                               High certainty of timely payment. Liquidity
                                                    factors are strong and supported by good
                                                    fundamental protection factors. Risk factors are
                                                    very small.

B. Category 2:                                      Good Grade
Duff 2                                              Good certainty of timely payment. Liquidity
                                                    factors and company fundamentals are sound.
                                                    Although ongoing funding needs may enlarge total
                                                    financing requirements, access to capital markets
                                                    is good. Risk factors are small.

C. Category 3:                                      Satisfactory Grade
Duff 3                                              Satisfactory liquidity and other protection
                                                    factors qualify issue as to investment grade. Risk
                                                    factors are larger and subject to more variation.
                                                    Nevertheless, timely payment is expected.

D. Category 4:                                      Non-investment Grade
Duff 4                                              Speculative investment characteristics. Liquidity
                                                    is not sufficient to insure against disruption in
                                                    debt service. Operating factors and market access
                                                    may be subject to a high degree of variation.

E. Category 5:                                      Default
Duff 5                                              Issuer failed to meet scheduled principal and/or
                                                    interest payments.

                   MORGAN STANLEY VARIABLE INVESTMENT SERIES
                            PART C OTHER INFORMATION

ITEM 23. EXHIBITS

 (a)(1) Declaration of Trust, dated February 24, 1983, and all amendments thereto dated June 8, 1983, May 18, 1984, December 18, 1984 and
          February 23, 1988, and all Instruments Establishing and Designating
          Additional Series of Shares dated December 15, 1986, October 26, 1989,
          November 15, 1990 and October 22, 1993, are incorporated by reference to
          Exhibit 1 of Post-Effective Amendment No. 16 to the Registration
          Statement on Form N-1A, filed on December 1, 1993.

 (a)(2)   Amendment to the Declaration of Trust of the Registrant dated
          August 24, 1995, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 19 to the Registration Statement on
          Form N-1A, filed on April 19, 1996.

 (a)(3) Instrument Establishing and Designating Additional Series of Shares dated October 15, 1996, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 20 to the Registration Statement on
          Form N-1A, filed on October 17, 1996.

 (a)(4) Instrument Establishing and Designating Additional Series of Shares dated January 29, 1998, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 22 to the Registration Statement on
          Form N-1A, filed on February 10, 1998.

 (a)(5)   Amendment to the Declaration of Trust of the Registrant dated June 22,
          1998, is incorporated by reference to Exhibit 1 of Post-Effective
          Amendment No. 24 to the Registration Statement on Form N-1A, filed on
          August 31, 1998.

 (a)(6) Instrument Establishing and Designating Additional Series of Shares, dated February 8, 1999, is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 25 to the Registration Statement on
          Form N-1A, filed on February 10, 1999.

 (a)(7)   Form of Instrument Establishing and Designating Additional Classes of
          Shares, dated February 24, 2000, is incorporated by reference to
          Exhibit 1(g) of Post-Effective Amendment No. 28 to the Registration
          Statement on Form N-1A, filed on February 29, 2000.

 (a)(8) Instrument Establishing and Designating Additional Series of Shares, dated July 26, 2000, is incorporated by reference to Exhibit 1(h) of Post-Effective Amendment No. 29 to the Registration Statement on
          Form N-1A, filed on August 17, 2000.

 (a)(9)   Amendment to the Declaration of Trust of the Registrant, dated June 18,
          2001, is incorporated by reference to Exhibit 1(j) of Post-Effective
          Amendment No. 32 to the Registration Statement on Form N-1A, filed on
          February 26, 2002.

 (a)(10)  Amendment to the Declaration of Trust of the Registrant, dated
          April 19, 2002, is incorporated herein by reference to Exhibit 1(j) of Post-Effective Amendment No. 33 to the Registration Statement on
          Form N-1A, filed on April 26, 2002.

 (b) Amended and Restated By-laws of the Registrant, dated April 24, 2003, filed herein.

 (c)      Not Applicable.

 (d)(1) Amended and Restated Investment Management Agreement dated May 1, 2000, between the Registrant and Morgan Stanley Investment Advisors Inc., is incorporated by reference to Exhibit 4(a) of Post-Effective Amendment
          No. 30 to the Registration Statement on Form N-1A, filed on October 31,
          2000.

 (d)(2)   Form of Instrument Adding New Portfolio to Investment Management
          Agreement, is incorporated by reference to Exhibit 4(b) of Post-Effective Amendment No. 29 to the Registration Statement on
          Form N-1A, filed on August 17, 2000.

 (d)(3)   Sub-Advisory Agreement between Morgan Stanley Investment Advisors Inc.
          and Morgan Stanley Investment Management Inc., dated November 1, 1998, is incorporated by reference to Exhibit 5(b) of Post-Effective Amendment
          No. 24 to the Registration Statement on Form N-1A, filed on August 31,
          1998.

 (d)(4)   Amended Distribution Agreement, dated February 24, 2000, between the
          Registrant and Morgan Stanley Distributors Inc., is incorporated by reference to Exhibit 5(a) of Post-Effective Amendment No. 28 to the
          Registration Statement on Form N-1A, filed on February 29, 2000.

 (e)(1)   Participation Agreement, dated May 31, 1997, between Northbrook Life
          Insurance Company, Allstate Life Insurance Company of New York,
          Glenbrook Life and Annuity Company and Morgan Stanley Distributors Inc., and the Registrant is incorporated by reference to Exhibit 6(b) of Post-Effective Amendment No. 22 to the Registration Statement on
          Form N-1A, filed on February 10, 1998.

 (e)(2)   Participation Agreement, dated May 31, 1997, between Paragon Life
          Insurance Company and Morgan Stanley Distributors Inc., and the
          Registrant is incorporated by reference to Exhibit 6(c) of Post-Effective Amendment No. 22 to the Registration Statement on
          Form N-1A, filed on February 10, 1998.

 (f) Retirement Plan for Non-Interested Trustees or Directors is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 26 to the Registration Statement on Form N-1A, filed on April 27, 1999.

 (g)(1)   Custody Agreement, dated September 20, 1991, between The Bank of New
          York and the Registrant is incorporated by reference to Exhibit 9(a) of the Registration Statement on Form N-14, filed on November 5, 1998.

 (g)(2)   Amendment to the Custody Agreement, dated April 17, 1996, between The
          Bank of New York and the Registrant is incorporated by reference to
          Exhibit 8 of Post-Effective Amendment No. 19 to the Registration
          Statement on Form N-1A, filed on April 19, 1996.

 (g)(3) Custody Agreement between The JPMorgan Chase Bank and the Registrant is incorporated by reference to Exhibit 8 of Post-Effective Amendment
          No. 21 to the Registration Statement on Form N-1A, filed on April 21,
          1997.

 (g)(4) Amendment to the Custody Agreement between the Registrant and The Bank of New York, dated June 15, 2001, is incorporated by reference to
          Exhibit 7(d) of Post-Effective Amendment No. 32 to the Registration
          Statement on Form N-1A, filed on February 26, 2002.

 (g)(5)   Foreign Custody Manager Agreement between the Registrant and The Bank of
          New York, dated June 15, 2001, is incorporated by reference to
          Exhibit 7(e) of Post-Effective Amendment No. 32 to the Registration
          Statement on Form N-1A, filed on February 26, 2002.

 (g)(6)   Amendment to the Custody Agreement between the Registrant and The
          JPMorgan Chase Bank, dated June 15, 2001, is incorporated by reference to Exhibit 7(f) of Post-Effective Amendment No. 32 to the Registration
          Statement on Form N-1A, filed on February 26, 2002.

 (h)(1)   Amended and Restated Transfer Agency and Service Agreement between the
          Registrant and Morgan Stanley Trust, dated September 1, 2000, is incorporated by reference to Exhibit 8(a) of Post-Effective Amendment
          No. 30 to the Registration Statement on Form N-1A, filed on October 31,
          2000.

 (h)(2)   Form of Services Agreement between Morgan Stanley Investment Advisors
          Inc. and Morgan Stanley Services Company Inc. is incorporated by reference to Exhibit 8(b) of Post-Effective Amendment No. 30 to the
          Registration Statement on Form N-1A, filed on October 31, 2000.

 (i)      Opinion of Sheldon Curtis, Esq., Registrant's Counsel, dated June 29,
          1993, is incorporated by reference to Exhibit 9 of Post-Effective
          Amendment No. 27 to the Registration Statement on Form N-1A, filed on
          June 4, 1999.

 (j)      Consent of Independent Auditors, filed herein.

 (k)      Not Applicable.

 (l)      Not Applicable.

 (m) Form of Plan of Distribution pursuant to Rule 12b-1 is incorporated by reference to Exhibit 13 of Post-Effective Amendment No. 28 to the
          Registration Statement on Form N-1A, filed on February 29, 2000.

 (n) Amended Multi-Class Plan pursuant to Rule 18f-3, is incorporated by reference to Exhibit 15 of Post-Effective Amendment No. 29 to the
          Registration Statement on Form N-1A, filed on August 17, 2000.

 (o)      Not Applicable.

 (p)(1)   Codes of Ethics of Morgan Stanley Investment Advisors Inc., and Morgan
          Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities, is filed herein.

 (p)(2)   Code of Ethics of the Morgan Stanley Funds, is filed herein.

 Other    Powers of Attorney of Trustees are incorporated by reference to Exhibit
          (Other) of Post-Effective Amendment No. 18, Post-Effective Amendment
          No. 22 and Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A (filed on April 18, 1995, February 10, 1998 and August 17,
          2000, respectively).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

    None

ITEM 25. INDEMNIFICATION.

    Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

    Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

    The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

    The Registrant, in conjunction with the Investment Manager, the Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISOR

    See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors"). Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan Stanley & Co.

The principal addresses are as follows:

Morgan Stanley Services Company Inc. ("Morgan Stanley Services")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311

Morgan Stanley Distributors Inc. ("Morgan Stanley Distributors")
Morgan Stanley DW Inc. ("Morgan Stanley DW")
Morgan Stanley Funds
Morgan Stanley Investment Advisors Inc.
Morgan Stanley Investment Management
Morgan Stanley Investment Management Inc.
Morgan Stanley Investment Group Inc. ("Morgan Stanley Investment Group") The Universal Institutional Funds, Inc. ("Universal Institutional Funds") 1221 Avenue of the Americas New York, New York 10020.

Morgan Stanley Dean Witter Investment Management Ltd.
Morgan Stanley & Co. International Limited ("Morgan Stanley & Co.
International")
25 Cabot Square, London, England.

Morgan Stanley Investments LP
Morgan Stanley Institutional Fund Trust
Morgan Stanley Distribution, Inc.
One Tower Bridge, West Conshohocken, PA 19428.

Van Kampen Investment Asset Management Inc. ("Van Kampen")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

Morgan Stanley Trust ("Morgan Stanley Trust")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH        OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS    INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------  ---------------------------------------------------------------

Mitchell M. Merin                   President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer  Investment Management; Chairman, Chief Executive Officer and
and Director                        Director of Morgan Stanley Distributors and Morgan Stanley
                                    Trust; President, Chief Executive Officer and Director of
                                    Morgan Stanley Services; President of the Morgan Stanley Funds;
                                    Executive Vice President and Director of Morgan Stanley DW;
                                    Director of Morgan Stanley Investment Management Inc.; Member
                                    of the Executive Committee of Morgan Stanley Investments LP;
                                    Director of various Morgan Stanley subsidiaries; Trustee,
                                    President and Chief Executive Officer of the Van Kampen
                                    Open-End Funds; President and Chief Executive Officer of theVan
                                    Kampen Closed-End Funds.

Barry Fink                          Managing Director and General Counsel of Morgan Stanley
Managing Director,                  Investment Management; Managing Director, Secretary, General
Secretary and Director              Counsel and Director of Morgan Stanley Services; Managing
                                    Director, Director and Secretary of Morgan Stanley
                                    Distributors; Vice President, Secretary and General Counsel of
                                    the Morgan Stanley Funds.

A. Thomas Smith III                 Managing Director and General Counsel of Morgan Stanley
Managing Director and               Services; Vice President and Assistant Secretary of the Morgan
General Counsel                     Stanley Funds.

Joseph J. McAlinden                 Chief Investment Officer and Managing Director of Morgan
Managing Director and               Stanley Investment Management Inc.; Chief Investment Officer
Chief Investment Officer            and Managing Director of Morgan Stanley Investments LP;
                                    Director of Morgan Stanley Trust.

Barton M. Biggs                     Chairman, Senior Advisor, Managing Director and Director of
Managing Director                   Morgan Stanley Investment Management Inc. and Managing Director
And Senior Advisor                  of Morgan Stanley Investments LP.

Thomas L. Bennett                   Managing Director and Director of Morgan Stanley Investment
Managing Director                   Management Inc.; Director of the Universal Institutional Funds;
                                    Managing Director and Executive Committee member of Morgan
                                    Stanley Investments LP; Chairman of Morgan Stanley
                                    Institutional Fund Trust; Director of Morgan Stanley
                                    Distribution, Inc.

Ronald E. Robison                   Managing Director, Chief Administrative Officer and and
Managing Director,                  Director of Morgan Stanley Services and Chief Executive Officer
Chief Administrative Officer and    and Director of Morgan Stanley Trust.
Director

Dominic P. Caldecott                Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                   Morgan Stanley Investments LP and Morgan Stanley Dean Witter
                                    Investment Management Ltd.; Vice President and Investment
                                    Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                     Managing Director and Chief Administrative Officer-Investments
Managing Director and               of Morgan Stanley Investment Management Inc. and Morgan Stanley
Chief Administrative Officer-       Investments LP.
Investments

NAME AND POSITION WITH              OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS  INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------  ---------------------------------------------------------------
John B. Kemp, III                   President of Morgan Stanley Distributors.
Executive Director

Francis Smith                       Executive Director of Morgan Stanley Services; Vice President
Executive Director                  and Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

 (1)   Active Assets California Tax-Free Trust

 (2)   Active Assets Government Securities Trust

 (3)   Active Assets Institutional Government Securities Trust

 (4)   Active Assets Institutional Money Trust

 (5)   Active Assets Money Trust

 (6)   Active Assets Tax-Free Trust

 (7)   Morgan Stanley 21st Century Trend Fund

 (8)   Morgan Stanley Aggressive Equity Fund

 (9)   Morgan Stanley All Star Growth Fund

 (10)  Morgan Stanley Allocator Fund

 (11)  Morgan Stanley American Opportunities Fund

 (12)  Morgan Stanley Balanced Growth Fund

 (13)  Morgan Stanley Balanced Income Fund

 (14)  Morgan Stanley Biotechnology Fund

 (15)  Morgan Stanley California Tax-Free Daily Income Trust

 (16)  Morgan Stanley California Tax-Free Income Fund

 (17)  Morgan Stanley Capital Opportunities Trust

 (18)  Morgan Stanley Convertible Securities Trust

 (19)  Morgan Stanley Developing Growth Securities Trust

 (20)  Morgan Stanley Dividend Growth Securities Inc.

 (21)  Morgan Stanley Equity Fund

 (22)  Morgan Stanley European Growth Fund Inc.

 (23)  Morgan Stanley Federal Securities Trust

 (24)  Morgan Stanley Financial Services Trust

 (25)  Morgan Stanley Flexible Income Trust

 (26)  Morgan Stanley Fund of Funds

 (27)  Morgan Stanley Fundamental Value Fund

 (28)  Morgan Stanley Global Advantage Fund

 (29)  Morgan Stanley Global Dividend Growth Securities

 (30)  Morgan Stanley Global Utilities Fund

 (31)  Morgan Stanley Growth Fund

 (32)  Morgan Stanley Hawaii Municipal Trust

 (33)  Morgan Stanley Health Sciences Trust

 (34)  Morgan Stanley High Yield Securities Inc.

 (35)  Morgan Stanley Income Builder Fund

 (36)  Morgan Stanley Information Fund

 (37)  Morgan Stanley International Fund

 (38)  Morgan Stanley International SmallCap Fund

 (39)  Morgan Stanley International Value Equity Fund

 (40)  Morgan Stanley Japan Fund

 (41)  Morgan Stanley KLD Social Index Fund

 (42)  Morgan Stanley Latin American Growth Fund

 (43)  Morgan Stanley Limited Duration Fund

 (44)  Morgan Stanley Limited Duration U.S. Treasury Trust

 (45)  Morgan Stanley Limited Term Municipal Trust

 (46)  Morgan Stanley Liquid Asset Fund Inc.

 (47)  Morgan Stanley Market Leader Trust

 (48)  Morgan Stanley Mid-Cap Value Fund

 (49)  Morgan Stanley Multi-State Municipal Series Trust

 (50)  Morgan Stanley Nasdaq-100 Index Fund

 (51)  Morgan Stanley Natural Resource Development Securities Inc.

 (52)  Morgan Stanley New Discoveries Fund

 (53)  Morgan Stanley New York Municipal Money Market Trust

 (54)  Morgan Stanley New York Tax-Free Income Fund

 (55)  Morgan Stanley Next Generation Trust

 (56)  Morgan Stanley Pacific Growth Fund Inc.

 (57)  Morgan Stanley Prime Income Trust

 (58)  Morgan Stanley Quality Income Trust

 (59)  Morgan Stanley Real Estate Fund

 (60)  Morgan Stanley S&P 500 Index Fund

 (61)  Morgan Stanley Small-Mid Special Value Fund

 (62)  Morgan Stanley Special Growth Fund

 (63)  Morgan Stanley Special Value Fund

 (64)  Morgan Stanley Strategist Fund

 (65)  Morgan Stanley Tax-Exempt Securities Trust

 (66)  Morgan Stanley Tax-Free Daily Income Trust

 (67)  Morgan Stanley Tax-Managed Growth Fund

 (68)  Morgan Stanley Technology Fund

 (69)  Morgan Stanley Total Market Index Fund

 (70)  Morgan Stanley Total Return Trust

 (71)  Morgan Stanley U.S. Government Money Market Trust

 (72)  Morgan Stanley U.S. Government Securities Trust

 (73)  Morgan Stanley Utilities Fund

 (74)  Morgan Stanley Value-Added Market Series

 (75)  Morgan Stanley Value Fund

 (76)  Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New York 10020. Other than Messrs. Higgins and Purcell, who are Trustees of the Registrant, none of the following persons has any position or office with the Registrant.

                                        POSITIONS AND OFFICE WITH
 NAME                                  MORGAN STANLEY DISTRIBUTORS
 ----                    -------------------------------------------------------

 James F. Higgins                               Director

 Philip J. Purcell                              Director

 John Schaeffer                                 Director

 Charles Vadala              Senior Vice President and Financial Principal.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

    All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.

ITEM 29. MANAGEMENT SERVICES

    Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

    Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 29th day of April, 2003.

                                    MORGAN STANLEY VARIABLE INVESTMENT SERIES

                                           By   /s/ BARRY FINK
                                                --------------------------------
                                                Barry Fink
                                                VICE PRESIDENT AND SECRETARY

    Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 34 has been signed below by the following persons in the capacities and on the dates indicated.

                               SIGNATURES                                          TITLE                   DATE
                               ----------                                          -----                   ----
 (1)  Principal Executive Officer                                   Executive Vice President and
                                                                    Principal Executive Officer

 By:  /s/ RONALD E. ROBISON
      -------------------------------------------                                                        04/29/03
      Ronald E. Robison

 (2)  Principal Financial Officer                                   Chief Financial Officer

 By:  /s/ FRANCIS J. SMITH
      -------------------------------------------                                                        04/29/03
      Francis J. Smith

 (3)  Majority of the Trustees

      Charles A. Fiumefreddo (Chairman)
      Philip J. Purcell
      James F. Higgins

 By:  /s/ BARRY FINK
      -------------------------------------------
      Barry Fink                                                                                         04/29/03
      Attorney-in-Fact

      Michael Bozic              Manuel H. Johnson
      Edwin J. Garn              Michael E. Nugent
      Wayne E. Hedien           John L. Schroeder

 By:  /s/ DAVID M. BUTOWSKY
      -------------------------------------------
      David M. Butowsky                                                                                  04/29/03
      Attorney-in-Fact

                   MORGAN STANLEY VARIABLE INVESTMENT SERIES

                                 EXHIBIT INDEX

 (b)     --   Amended and Restated By-laws of the Registrant, dated April 24, 2003.
 (j)     --   Consent of Independent Auditors
 (p)(1)  --   Code of Ethics of Morgan Stanley Investment Advisors Inc. and Morgan
              Stanley Distributors Inc., as well as other Morgan Stanley affiliated entities.
 (p)(2)  --   Code of Ethics of the Morgan Stanley Funds.